UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Annual Report

October 31, 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen International Equity Fund

Aberdeen International Small Cap Fund (formerly, Aberdeen Global Small Cap Fund)

Aberdeen Japanese Equities Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi Cap Equity Fund (formerly, Aberdeen U.S. Equity Fund)

Aberdeen U.S. Small Cap Equity Fund (formerly, Aberdeen Small Cap Fund)

Market Review	Page 2
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 4
Aberdeen China Opportunities Fund	Page 10
Aberdeen Emerging Markets Fund	Page 16
Aberdeen Equity Long-Short Fund	Page 23
Aberdeen Global Equity Fund	Page 31
Aberdeen Global Natural Resources Fund	Page 38
Aberdeen International Equity Fund	Page 44
Aberdeen International Small Cap Fund	Page 51
Aberdeen Japanese Equities Fund	Page 58
Aberdeen U.S. Mid Cap Equity Fund	Page 63
Aberdeen U.S. Multi-Cap Equity Fund	Page 69
Aberdeen U.S. Small Cap Equity Fund	Page 74

Financial Statements	Page 80

Notes to Financial Statements	Page 126

Report of Independent Registered Public Accounting Firm	Page 147

Other Tax Information	Page 148

Shareholder Expense Examples	Page 150

Supplemental Information	Page 152
Management of the Funds	Page 155

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (“AAMI”) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The 12-month reporting period ended October 31, 2016 appeared to encapsulate the adage: “Expect the unexpected.” Myriad economic and geopolitical events prompted numerous bouts of volatility in the global financial markets over the period – and beyond. There was abundant speculation regarding U.S. Federal Reserve (Fed) monetary policy, with investor sentiment alternatively shifting towards and away from interest-rate hikes with each release of economic data. In early 2016, oil and commodity prices ended their prolonged slump and led to a rally in global equities. However, in June 2016, the UK’s surprising approval of a referendum to leave the European Union (EU) – commonly referred to as “Brexit” – sent tremors through the global markets. Stock prices fell sharply, oil prices slumped, and the British sterling plummeted to a 30-year low against the U.S. dollar. Investor sentiment recovered soon thereafter as central banks in Japan and parts of Europe unexpectedly imposed negative interest rates in a bid to combat low inflation and boost spending. In the U.S., Fed policy remained on hold for most of the reporting period after the central bank increased its benchmark interest rate for the first time in more than nine years in December 2015. Additionally, for much of the reporting period, investors focused on the pending U.S. presidential election and its possible impact on the global economy and financial markets. Shortly after the end of the reporting period in early November, real estate magnate Donald Trump, seemingly benefiting from a global surge in populism that had led to the successful campaign for Brexit, secured what generally had been deemed an improbable victory in the presidential election versus former U.S. Secretary of State Hillary Clinton.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, registered a modest gain of 1.8% for the reporting period. Shares of U.S. large-cap companies significantly outperformed their developed-market peers in Europe, but lagged large-cap Asian stocks. The U.S. broader-market S&P 500 Index was up 4.5% for the period, versus the corresponding -7.5% and 8.0% returns of the MSCI Europe and MSCI All-Country (AC) Asia Pacific indices. Emerging-markets and global natural resources stocks benefited from the sharp rebound in oil and commodity prices, with the MSCI Emerging Markets and the S&P Global Natural Resources indices climbing 9.7% and 13.6%, respectively, for the reporting period.1

U.S. equities saw modest gains over the reporting period, with large-cap stocks slightly outperforming small-cap company stocks. Economic growth was sluggish for most of the period before expanding sharply in the third quarter of 2016. The U.S. employment picture continued to improve, albeit at a somewhat slower rate in the second half of the reporting period. However, average hourly wages rose 2.8% over the 12-month reporting period – the largest year-over-year increase since June 2009. Corporate results were generally positive, with 72% of S&P 500 Index companies exceeding consensus earnings estimates and 54% posting better-than-expected revenue for the third-quarter 2016 earnings season.2

Given their significant exposure to the uncertainty generated by Brexit, UK and European stocks lost ground and were the weakest global equity market performers over the reporting period. The UK electorate’s surprising vote to leave the EU counterbalanced the upturn in the European markets for much of the first half of 2016, as the European Central Bank’s aggressive monetary easing had boosted investor sentiment. Earlier in the reporting period, stocks in the region fell amid concerns regarding the terror attacks in Paris and Brussels in November 2015 and March 2016, respectively.

The Asian stock markets performed well during the reporting period despite a slowdown in economic growth in China and the government’s devaluation of its currency, the renminbi, as well as the Brent crude oil price dropping to a multi-year low at the beginning of the 2016 calendar year. The strength in the second half of the period was attributable primarily to investors’ optimism regarding rising oil and commodity prices and global central bank monetary policy. Stock prices rose in response to the European Central Bank’s package of fresh monetary stimulus and the Bank of Japan’s (BoJ’s) move to impose negative interest rates. Additionally, the Japanese yen moved higher amid the flight to safety shortly after the Brexit vote and investors’ hopes that the BoJ would take further stimulus measures. China’s economy strengthened due to increased infrastructure spending and a robust real estate market.

The strong performance of emerging-market equities over the reporting period was attributable primarily to a significant upturn in the Latin America region – particularly Brazil. That market rallied sharply after former President Dilma Rousseff was impeached on charges of fiscal mismanagement and subsequently removed from office. Vice President Michel Temer succeeded her as president. Temer’s economic team, which includes former central bank president Henrique Meirelles serving as finance minister, unveiled an ambitious program of reforms in an effort to buttress the country’s public finances. In contrast, Mexican stocks declined over the reporting period, hampered by an economic slowdown and the global slump in oil prices. Additionally, the Mexican peso weakened against the U.S. dollar on concerns regarding the possible impact of trade restrictions and tariffs and tougher immigration laws under a Trump administration.

Global fixed-income securities saw positive returns over the reporting period as most central banks maintained accommodative monetary policy. Benchmark interest rates remained slightly above 0% in the U.S. and dipped into negative territory in Europe and Japan. Global investment-grade bonds, as measured by the Bloomberg Barclays Global Aggregate Bond Index, gained 5.6% during the reporting period. High-yield issues significantly outperformed their investment-grade counterparts for the period. The Bank of America Merrill Lynch Global High Yield Constrained Index climbed 10.6%, as the asset class was bolstered mainly by the upturn in global commodity prices for much of the reporting period.

Outlook

It seems that the global financial markets have been subjected to heavy doses of Trump- and Brexit-related news, in our view. Both trending topics caused upheaval in equity and bond prices and prompted furious but short-lived sell-offs in the markets. With the continued rise of insurgent populist movements elsewhere in the

Annual Report 2016

Market Review (concluded)

developed world, we think that we may be heading for an economic and political “crunch point.” The electoral tests thus far in 2016 have brought de-globalization and protectionist tendencies into the front line of government in both the U.S. and the UK. Other incumbent governments facing such challenges in the year ahead – most obviously in France and Germany – are taking notice and contemplating how to explain the benefits of globalization, while acknowledging they could and should be shared more widely.

We feel that it is worth bearing in mind that the story of populism and de-globalization is nuanced, with both negative and positive implications for champions of globalization. On the downside, this complexity may make it harder to successfully address the causes of discontent and reduce the risk of damaging de-globalization. Nonetheless, protectionism is not an inevitable, reflexive response to the challenges the world faces on the other side of the global financial crisis. Returning to the UK, and specifically the EU referendum result, young people voted “remain” overall, whereas older demographic groups favored “leave.” At least in this case, in our opinion, those who have spent all their lives in a globalized world appear most reluctant to give up on it just yet.

Hugh Young

Managing Director

Aberdeen Asset Management

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	Source: FactSet, “Earnings Insight,” November 2016

2016 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned 6.97% for the 12-month period ended October 31, 2016, versus the 8.26% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s category of Pacific ex-Japan Funds (comprising 46 funds), as measured by Lipper, Inc., was 6.56% for the period.

Asian equities overcame heightened volatility in the first half of the reporting period to end with solid gains. Markets initially fluctuated, with the benchmark MSCI AC Asia Pacific ex Japan Index hitting a trough in February 2016. This was partly because of headwinds from China, including a volatile renminbi (China’s currency), slowing economic growth and policy missteps. The slowing growth rate in the mainland economy also hurt commodity demand, with the Brent Crude oil price tumbling to below US$30 a barrel in January 2016. Investor sentiment was further hampered by concerns over divergent monetary policy among major developed economies; while the U.S. raised interest rates for the first time in almost a decade, rates fell below 0% in Europe and Japan. However, improving fundamentals in emerging economies, steadier commodity prices and reform momentum across Asia helped to improve market sentiment. Expectations of an extended period of low interest rates and liquidity from inflows post-Brexit1 also buoyed the markets. These positive catalysts offset a June sell-off, arising from the UK’s unexpected vote to leave the European Union, as well as another reactionary rout at the end of the reporting period, on uncertainties over global monetary policies and the outcome of the pending U.S. presidential election in early November. Republican Donald Trump subsequently won the election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton.

The Fund underperformed the benchmark MSCI AC Asia Pacific ex Japan Index over the reporting period, hampered largely by the overweight exposure to Singapore and stock selection in Australia. At the stock level, Standard Chartered was the key detractor from Fund performance, as the share price decline in the first half of the reporting period overshadowed the rebound in the latter half. The emerging-markets lender returned to underlying profitability in the first half of its 2016 fiscal year, benefiting from reduced commodity exposure, improved cost controls and lower loan impairments. The position in Swire Pacific also hampered Fund performance, as the Hong Kong-based conglomerate’s stock price fell after it reported a set of generally lackluster results and cut its interim dividend payment. The company announced that the operating environment for its core aviation business, Cathay Pacific, is likely to remain challenging for the second half of 2016. Swire Pacific’s management team is conducting a critical review of the business in response to the deteriorating outlook; we will engage with management on this issue. The Fund’s lack of exposure to Tencent also had a negative impact on the relative performance, as the Chinese internet company’s profits exceeded expectations over the reporting period. While Tencent is a leader in China’s internet sector, we are not sufficiently comfortable with the opaque corporate structures that are characteristic of this sector. Nonetheless, we will continue to look for fair minority shareholder treatment that could potentially ease our concerns.

Conversely, the Fund’s performance for the reporting period was enhanced by holdings in three conglomerates: Indonesia-based Astra International, Grasim Industries in India, and Hong Kong-based Jardine Strategic. Astra International’s third-quarter 2016 results largely met the market’s expectations. The company’s automobile business improved markedly following new car launches, although losses in its subsidiary, Bank Permata, weighed on the company’s results. Separately, its commodities-related business may see higher earnings, in our opinion, given the recent rebound in commodity prices. In India, Grasim Industries’ share price was buoyed by robust profits, driven by both its cement and viscose staple fiber businesses. Finally, Jardine Strategic’s results over the reporting period benefited from the strength of its Indonesian subsidiary, Astra International, and the stability of Hong Kong Land, its property subsidiary.

Non-Chinese investors, including the Fund, recently were authorized to invest directly in the People’s Republic of China (PRC) by trading with specified brokers in Shanghai or Shenzhen through a “stock connect” program. Investments through stock connect programs provide additional access to direct PRC investments, but may subject the Fund to additional risks, including those relating to liquidity, currency, legal and regulatory uncertainty, trade execution, operations, tax, counterparties (legal entities which may be exposed to financial risk) and credit.

Regarding Fund activity over the reporting period, we took advantage of market swings to establish new positions at what we believed were reasonable valuations and exit positions for which we felt that our investment rationale has seen significant erosion. We initiated holdings in Indonesian private lender Bank Central Asia, Hong Kong Exchanges and Clearing, along with two Korean companies, cosmetics maker AmorePacific Corp and internet company Naver. Furthermore, we initiated a position in India’s HDFC Bank. The lender is an associate of HDFC, in which the Fund also has a position. The company is one of India’s leading private sector banks and, in our view, has a good track record of delivering above-industry average returns, strong management team and solid capital base. We believe that HDFC Bank is well-positioned to benefit from its expansion in the suburban and rural areas, as India’s banking penetration remains low. In contrast, we exited the Fund’s position in retailer Woolworths as we believed that it had reached its full valuation and faced rising uncertainty in an increasingly tough operating environment.

Global financial markets have rebounded as quickly as they tumbled in the wake of Donald Trump’s victory in the U.S. presidential election. However, until there is greater clarity on the president-elect’s policies, we feel that it is difficult to predict the impact on Asia in the months ahead. Our best guess is that his policies could increase the U.S. fiscal deficit, curb global trade and spark currency wars. We believe that none of this is good for Asian equity markets.

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Annual Report 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

However, government leaders have historically found that they could not deliver on all of their campaign pledges, and Trump is a political outsider. We think that his election success injects additional uncertainty in already uncertain times. Over the long run, however, we believe that Trump-inspired protectionism might force Asian countries to accelerate their efforts to shift from export-led growth models to more consumption-based economies. For example, we think that China could finally have the catalyst it needs to fully embrace the painful structural overhaul that its government has promised. If so, we feel that this may prove beneficial to the region.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2016)		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC	6.86%	2.49%	1.31%
	w/SC3	0.74%	1.28%	0.04%
Class C2	w/o SC	5.90%	1.79%	0.58%
	w/SC4	4.90%	1.79%	0.58%
Class R2,5	w/o SC	6.63%	2.24%	1.05%
Institutional Service Class[5]	w/o SC	7.08%	2.68%	3.90%
Institutional Class[5]	w/o SC	6.97%	2.70%	3.91%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Annual Report 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of October 31, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex-Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 8 Emerging Markets countries in the Asia Pacific region. With 701 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries are: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	93.4%
Preferred Stocks	6.0%
Short-Term Investment	1.0%
Liabilities in excess of other assets	(0.4%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	32.5%
Information Technology	13.0%
Materials	11.5%
Real Estate	8.9%
Industrials	8.9%
Telecommunication Services	8.4%
Consumer Staples	6.2%
Consumer Discretionary	6.0%
Health Care	2.4%
Energy	1.6%
Other	0.6%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.1%
Jardine Strategic Holdings Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
Oversea-Chinese Banking Corp. Ltd.	3.9%
Housing Development Finance Corp. Ltd.	3.7%
AIA Group Ltd.	3.4%
Astra International Tbk PT	3.3%
Singapore Telecommunications Ltd.	3.3%
China Mobile Ltd.	3.2%
Rio Tinto PLC – London Listing	3.2%
Other	62.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Singapore	18.7%
Hong Kong	18.5%
India	14.6%
Australia	8.1%
Republic of South Korea	8.1%
China	6.6%
Indonesia	6.0%
Taiwan	5.9%
Philippines	4.0%
Malaysia	3.5%
Other	6.0%
100.0%

2016 Annual Report

Statement of Investments

October 31, 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.4%)
AUSTRALIA (8.1%)
Health Care (2.4%)
CSL Ltd. (a)	4,630	$353,295
Materials (5.7%)
BHP Billiton PLC — London Listing (a)	24,734	371,927
Rio Tinto PLC — London Listing (a)	13,521	470,197
		842,124
		1,195,419
CHINA (6.6%)
Consumer Discretionary (1.1%)
Yum! Brands, Inc.	1,859	160,395
Energy (1.6%)
PetroChina Co. Ltd., H Shares (a)	348,000	238,114
Materials (0.7%)
Anhui Conch Cement Co. Ltd., H Shares (a)	34,500	95,355
Telecommunication Services (3.2%)
China Mobile Ltd. (a)	41,500	475,440
		969,304
HONG KONG (18.5%)
Financials (7.5%)
AIA Group Ltd. (a)	78,400	493,214
Hong Kong Exchanges and Clearing Ltd. (a)	8,417	222,516
HSBC Holdings PLC (a)	51,869	390,306
		1,106,036
Industrials (5.1%)
Jardine Strategic Holdings Ltd. (a)	17,500	614,029
MTR Corp. Ltd. (a)	23,842	131,943
		745,972
Real Estate (5.9%)
Hang Lung Group Ltd. (a)	84,000	321,321
Swire Pacific Ltd., Class B (a)	172,500	322,581
Swire Properties Ltd. (a)	76,900	220,832
		864,734
		2,716,742
INDIA (14.6%)
Consumer Discretionary (1.6%)
Hero MotoCorp Ltd. (a)	4,560	228,885
Consumer Staples (2.2%)
ITC Ltd. (a)	90,600	327,779
Financials (5.9%)
HDFC Bank Ltd. (a)	7,200	134,936
Housing Development Finance Corp. Ltd. (a)	26,458	546,210
ICICI Bank Ltd. (a)	44,500	184,961
		866,107
Information Technology (2.6%)
Infosys Ltd. (a)	9,504	142,532
Tata Consultancy Services Ltd. (a)	6,483	232,060
		374,592
Materials (2.3%)
Grasim Industries Ltd. (a)	23,470	340,146
		2,137,509
INDONESIA (6.0%)
Consumer Discretionary (3.3%)
Astra International Tbk PT (a)	776,400	489,837
Consumer Staples (1.1%)
Unilever Indonesia Tbk PT (a)	45,200	154,031
Financials (1.6%)
Bank Central Asia Tbk PT (a)	195,300	232,201
		876,069
MALAYSIA (3.5%)
Consumer Staples (1.2%)
British American Tobacco Bhd	15,100	178,248
Financials (2.3%)
CIMB Group Holdings Bhd (a)	139,546	167,172
Public Bank Bhd	35,100	166,171
		333,343
		511,591
PHILIPPINES (4.0%)
Financials (4.0%)
Ayala Corp. (a)	20,110	346,700
Bank of the Philippine Islands	114,515	239,093
		585,793
REPUBLIC OF SOUTH KOREA (2.1%)
Consumer Staples (0.8%)
Amorepacific Group (a)	126	16,265
E-MART, Inc. (a)	788	111,739
		128,004
Information Technology (1.3%)
NAVER Corp. (a)	251	187,789
		315,793
SINGAPORE (18.7%)
Financials (8.6%)
DBS Group Holdings Ltd. (a)	36,188	390,060
Oversea-Chinese Banking Corp. Ltd. (a)	94,893	578,101
United Overseas Bank Ltd. (a)	21,153	285,367
		1,253,528
Industrials (3.8%)
Keppel Corp. Ltd. (a)	72,400	273,791
Singapore Technologies Engineering Ltd. (a)	125,800	282,819
		556,610

See accompanying Notes to Financial Statements.

Annual Report 2016

Statement of Investments (concluded)

October 31, 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
Real Estate (3.0%)
City Developments Ltd. (a)	72,600	$442,042
Telecommunication Services (3.3%)
Singapore Telecommunications Ltd. (a)	174,400	486,040
		2,738,220
TAIWAN (5.9%)
Information Technology (4.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	97,000	582,131
Telecommunication Services (1.9%)
Taiwan Mobile Co. Ltd. (a)	82,100	287,255
		869,386
THAILAND (2.8%)
Materials (2.8%)
Siam Cement PCL, Foreign Shares (a)	28,100	404,654
UNITED KINGDOM (2.6%)
Financials (2.6%)
Standard Chartered PLC (a)(b)	43,986	382,498
Total Common Stocks		13,702,978
PREFERRED STOCKS (6.0%)
REPUBLIC OF SOUTH KOREA (6.0%)
Consumer Staples (0.9%)
Amorepacific Corp., Preferred Shares (a)	769	134,231
Information Technology (5.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	645	741,601
		875,832
Total Preferred Stocks		875,832
SHORT-TERM INVESTMENT (1.0%)
UNITED STATES (1.0%)
State Street Institutional U.S. Government Money Market Fund (c)	150,052	150,052
Total Short-Term Investment		150,052
Total Investments (Cost $15,379,407) (d)—100.4%		14,728,862

Liabilities in excess of other assets—(0.4)%		(64,284)
Net Assets—100.0%		$14,664,578

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2016 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Institutional Class shares net of fees) returned 3.22% for the 12-month period ended October 31, 2016, versus the 3.71% return of its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s peer category of China Region Funds (comprising 48 funds), as measured by Lipper, Inc., was 1.72% for the period.

Equities in China and Hong Kong posted gains over the reporting period despite big market swings. The period started with fresh policies, positive growth data and interest rate cuts, alongside Beijing’s 13th Five-Year economic roadmap.1 The well-telegraphed interest-rate hike U.S. Federal Reserve (Fed) in December 2015 also removed some uncertainty. However, mainland markets suffered a downturn at the start to 2016, attributable to a volatile renminbi (China’s currency), weakening gross domestic product (GDP) growth, policy gaffes and a steep drop in oil prices. This spilled over to Hong Kong’s stocks and currency.

Investor sentiment subsequently improved a bit later in the reporting period due to a bounce in commodity prices and the Fed’s dovish monetary policy comments, weathering a “double whammy” of MSCI’s decision to delay A-share index inclusion and the UK’s unexpected vote to exit the European Union (EU). Beginning in June 2016, global equity markets climbed steadily, as investors’ risk appetite was whetted by expectations of lower interest rates for a longer period and a rebound in crude oil prices. The Chinese economy also stabilized on the back of infrastructure spending and a buoyant real estate market.

Towards the end of the reporting period, the global stock market rally took a breather, as China’s steady GDP growth failed to mollify concerns over Beijing’s renewed impetus in staving off asset bubbles. There were external worries, too. Oil prices remained volatile. Uncertainty also emanated from the looming U.S. presidential election scheduled for early November 2016 and the direction of the Fed’s monetary policy. Elsewhere, the UK set a firm deadline for an exit from the EU, causing a steep decline in the sterling and broader currency volatility.

The reform drive continued apace, with policymakers vigilant of the risks posed by excessive leverage and rising property prices. The Chinese government provided subsidies for companies in the iron, steel and coal industries that have reduced excess capacity; tightened rules for wealth management products that make up a large part of the shadow banking sector; and approved a long-awaited trading link between the Shenzhen and Hong Kong securities exchanges. Beijing also unveiled a contentious program that allowed companies to exchange equity stakes for banks to write off their debt, albeit with reassurances that such swaps would be market-oriented and exclude “zombie” companies.2 More than 24 cities imposed fresh curbs on residential home purchases.

After years of Chinese lobbying, the renminbi was accepted into the International Monetary Fund’s exclusive club of global reserve currencies. Although largely symbolic, we think that this milestone nonetheless reflects Beijing’s efforts towards liberalizing currency and financial markets.

At the stock level, the lack of exposure to both online retailer Alibaba and internet company Tencent detracted from Fund performance over the reporting period, as their share prices were buoyed by healthy profits over the reporting period. While Tencent is a clear leader in China’s internet sector, we are not sufficiently comfortable with the opaque corporate structures that are characteristic of this sector. We feel that valuations in the sector remain relatively expensive, while the operating environment is still evolving. Nonetheless, we continue to monitor Tencent’s improving track record of fair minority shareholder treatment that is beginning to ease our concerns.

The holding in Global Brands Group, an apparel and lifestyle products company, also underperformed versus its peers on worries about the U.S. retail recovery, although the company’s business is more defensive in nature because of its large exposure to the children’s apparel market segment. The Fund’s position in Swire Pacific also detracted from performance, as the conglomerate’s stock price declined after it reported a set of relatively lackluster results and cut its interim dividend payment. The company announced that the operating environment for its core aviation business, Cathay Pacific, is likely to remain challenging for the second half of 2016. Swire Pacific’s management is conducting a critical review of the business in response to the deteriorating outlook; we continue to engage with management. The company previously employed a fuel hedging program to keep fuel costs relatively stable. However, this move also led to the company benefiting to a lesser degree from the current low oil price environment compared to some of its peers.

Key contributors to Fund performance among individual holdings for the reporting period included China Vanke’s A shares,3 as the stock rallied amid speculation regarding a potential hostile takeover by unlisted Baoneng Group. The trading of the shares was suspended on December 18, 2015, but resumed trading in early July 2016. We exited the Fund’s position on valuation grounds in view of the sharp run-up in the stock price. Subway operator MTR Corp. benefited from investors’ demand for high-quality defensive stocks. The company also raised fares, which is expected to increase revenue by HK$400 million (about US$52 million). We consider MTR to be one of the best subway operators in Asia. The holding in automotive glass-maker Fuyao Glass Industry also contributed to Fund performance, as its earnings were bolstered by lower natural gas costs and higher selling prices.

Non-Chinese investors, including the Fund, recently were authorized to invest directly in the People’s Republic of China (PRC) by trading with specified brokers in Shanghai or Shenzhen through a “stock connect” program. Investments through stock connect programs provide additional access to direct PRC investments, but may subject

1	The 13th Five-year Plan establishes the Chinese government’s goals and targets for China’s development for the years 2016 to 2020.
2	“Zombie” companies continue to operate despite being insolvent or near bankruptcy.
3	A shares are shares that are purchased and traded on the Shanghai and Shenzhen stock exchanges and are denominated in renminbi.

Annual Report 2016

Aberdeen China Opportunities Fund (Unaudited) (concluded)

the Fund to additional risks, including those relating to liquidity, currency, legal and regulatory uncertainty, trade execution, operations, tax, counterparties (legal entities which may be exposed to financial risk) and credit.

During the reporting period, we initiated positions in CSPC Pharmaceutical Group and Shanghai International Airport, switched from China Merchants Bank’s A shares to its H shares,4 and subscribed to Standard Chartered’s rights issue.5 We subsequently sought to capitalize on market volatility to invest in new holdings that we believed had solid fundamentals as valuations turned more compelling. We initiated holdings in China International Travel Service, a leading domestic land tour company, and the mainland’s largest duty-free operator; China Resources Land, which is the flagship of China Resources Group and among the leading domestic property developers; Hong Kong Broadband Network, the second-largest broadband services provider in Hong Kong; and Kweichow Moutai, a Chinese liquor producer which, in our opinion, has a dominant brand and a cash-generative business.

Apart from the previously noted sale of China Vanke’s A shares, we also exited the Fund’s relatively small position in Hung Hing Printing, as we believed that the company had a muted growth outlook in an increasingly competitive and commoditized industry. Additionally, we sold the Fund’s shares in logistics services company Li & Fung in view of its structural weakness in the global retail supply chain and the weak economic environment in its core U.S. market. In our view, its recent valuation reflects the pressures on the company’s business model.

We anticipate that markets will remain volatile over the short term. A Donald Trump presidency in the U.S. has increased uncertainty over China’s economy and currency, with the renminbi falling to its lowest level against the U.S. dollar in almost eight years shortly after the U.S. election in early November. However, we think that Trump’s castigation of China during his campaign may be tempered by the reality of governing when he takes office in January 2017. In our opinion, a full-blown trade war with China and “tit-for-tat” sanctions would not only hurt global trade but also U.S. economic growth and jobs, which he has promised to deliver. Meanwhile, China’s economy is stabilizing, with positive trends in both manufacturing and services. We believe that Beijing still has various monetary policy options available should GDP growth falter. It appears that President Xi Jinping continues to tighten his grip on power, assuming the title of “core” leader of the ruling communist party and entrenching loyalists in senior posts. For investors, we believe that such moves are worrisome because much-needed structural reform may take a backseat, with Xi’s focus on consolidating power. Against such a backdrop, the Fund’s holdings generally are tightening cost controls in an effort to mitigate muted sales. We remain confident that they have what it takes to help them navigate the challenging times.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	H shares are shares of mainland Chinese companies traded on the Hong Kong stock exchange and denominated in Hong Kong dollars.
5	An issue of rights to a company’s existing shareholders entitling them to buy additional shares directly from the company in proportion to their existing holdings within a fixed time period.

2016 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	2.90%		0.68%		5.68%
	w/SC2	(3.00%	)	(0.51%	)	5.05%
Class C	w/o SC	2.20%		(0.06%	)	4.91%
	w/SC3	1.20%		(0.06%	)	4.91%
Class R4	w/o SC	2.55%		0.31%		5.35%
Institutional Service Class[4]	w/o SC	3.06%		0.91%		5.94%
Institutional Class[4]	w/o SC	3.22%		0.93%		5.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Aberdeen Asset Management Asia Limited began sub-advising The Fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2016

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a composite index that comprises the MSCI China and MSCI Hong Kong Index. The index captures large and mid cap representation across all China securities (A shares, B shares, H shares, Red Chips, P Chips and foreign listed shares) as well as Hong Kong securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	97.3%
Short-Term Investment	1.5%
Other assets in excess of liabilities	1.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	21.8%
Financials	18.6%
Consumer Discretionary	17.9%
Real Estate	12.8%
Telecommunication Services	6.1%
Energy	5.3%
Health Care	4.2%
Information Technology	3.5%
Consumer Staples	3.2%
Materials	2.1%
Other	4.5%
100.0%

Top Holdings*
Jardine Strategic Holdings Ltd.	6.0%
AIA Group Ltd.	5.7%
MTR Corp. Ltd.	5.4%
Swire Pacific Ltd., Class B	4.3%
HSBC Holdings PLC	4.3%
China Mobile Ltd.	4.1%
Hang Lung Group Ltd.	3.5%
Shangri-La Asia Ltd.	2.8%
Swire Properties Ltd.	2.7%
Tong Ren Tang Technologies Co. Ltd., H Shares	2.6%
Other	58.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Hong Kong	64.6%
China	32.7%
United States	1.5%
Other	1.2%
100.0%

2016 Annual Report

Statement of Investments

October 31, 2016

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
CHINA (32.7%)
Consumer Discretionary (5.5%)
China International Travel Service Corp. Ltd., A Shares (a)	42,000	$279,272
Fuyao Glass Industry Group Co. Ltd., H Shares (a)(b)	130,000	377,016
Yum! Brands, Inc.	1,674	144,433
		800,721
Consumer Staples (0.3%)
Kweichow Moutai Co. Ltd. (a)	1,000	46,898
Energy (4.4%)
CNOOC Ltd. (a)	235,000	295,694
Greka Drilling Ltd. (c)	225,000	7,023
PetroChina Co. Ltd., H Shares (a)	506,000	346,223
		648,940
Financials (2.4%)
China Merchants Bank Co. Ltd., H Shares (a)	145,000	352,603
Health Care (4.2%)
CSPC Pharmaceutical Group Ltd. (a)	228,000	236,075
Tong Ren Tang Technologies Co. Ltd., H Shares (a)	208,000	380,414
		616,489
Industrials (4.6%)
China Conch Venture Holdings Ltd. (a)	182,000	339,758
Shanghai International Airport Co. Ltd., A Shares (a)(d)	82,000	327,979
		667,737
Information Technology (2.1%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (a)(d)	86,250	312,148
Materials (2.1%)
Huaxin Cement Co. Ltd., B Shares (a)	107,240	76,601
Yingde Gases Group Co. Ltd. (a)	573,000	231,027
		307,628
Real Estate (1.8%)
China Resources Land Ltd. (a)	26,000	64,572
Yanlord Land Group Ltd. (a)	195,600	194,646
		259,218
Telecommunication Services (5.3%)
Asia Satellite Telecommunications Holdings Ltd. (c)	127,500	172,618
China Mobile Ltd. (a)	52,000	595,733
		768,351
		4,780,733
HONG KONG (64.6%)
Consumer Discretionary (12.4%)
AEON Stores (Hong Kong) Co. Ltd.	286,500	261,544
Giordano International Ltd. (a)	562,000	297,742
Global Brands Group Holding Ltd. (a)(c)	1,584,380	179,456
Hongkong & Shanghai Hotels Ltd. (The) (a)	246,624	278,709
Samsonite International SA (a)	86,900	272,659
Shangri-La Asia Ltd. (a)	370,000	406,369
Texwinca Holdings Ltd. (a)	160,000	111,935
		1,808,414
Consumer Staples (2.9%)
Convenience Retail Asia Ltd. (a)	388,000	207,069
Dairy Farm International Holdings Ltd. (a)	30,700	217,075
		424,144
Energy (0.9%)
Green Dragon Gas Ltd. (c)	53,000	136,231
Financials (16.2%)
AIA Group Ltd. (a)	132,800	835,445
Dah Sing Banking Group Ltd. (a)	170,240	307,449
Hong Kong Exchanges and Clearing Ltd. (a)	9,945	262,911
HSBC Holdings PLC (a)	83,010	624,636
Standard Chartered PLC (HK Listing) (a)(c)	39,548	335,546
		2,365,987
Industrials (17.2%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	20,400	145,333
Jardine Strategic Holdings Ltd. (a)	25,000	877,184
Kerry Logistics Network Ltd. (a)	283,000	375,662
MTR Corp. Ltd. (a)	142,252	787,234
Pacific Basin Shipping Ltd. (a)(c)	2,172,000	324,313
		2,509,726
Information Technology (1.4%)
ASM Pacific Technology Ltd. (a)	21,600	208,107
Real Estate (11.0%)
Hang Lung Group Ltd. (a)	135,000	516,408
Hang Lung Properties Ltd. (a)	20,000	43,982
Swire Pacific Ltd., Class A (a)	2,000	20,788
Swire Pacific Ltd., Class B (a)	335,000	626,462
Swire Properties Ltd. (a)	135,800	389,974
		1,597,614
Telecommunication Services (0.8%)
HKBN Ltd. (a)	96,000	113,325
Utilities (1.8%)
Hong Kong & China Gas Co. Ltd. (a)	137,379	268,364
		9,431,912
Total Common Stocks		14,212,645

See accompanying Notes to Financial Statements.

Annual Report 2016

Statement of Investments (concluded)

October 31, 2016

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (1.5%)
UNITED STATES (1.5%)
State Street Institutional U.S. Government Money Market Fund (e)	$214,463	$214,463
		214,463
Total Short-Term Investment		214,463
Total Investments (Cost $17,022,951) (f)—98.8%		14,427,108

Other assets in excess of liabilities—1.2%		170,843
Net Assets—100.0%		$14,597,951

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(e)	Registered investment company advised by State Street Global Advisors.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2016 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 12.50% for the 12-month period ended October 31, 2016, versus the 9.67% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Funds (comprising 350 funds), as measured by Lipper, Inc., was 7.88% for the period.

Emerging-market equities moved higher over the reporting period. Among the key events during the period was the well-telegraphed interest-rate hike by the U.S. Federal Reserve (Fed) in December 2015, although the move did not rattle the global financial markets. At the start of 2016, weak crude oil prices and a sell-off in Chinese shares heightened investors’ risk aversion. However, continued monetary stimulus from global central banks and a sharp rebound in commodity prices spurred a market rebound. In June 2016, the UK’s vote to leave the European Union sent shockwaves across global markets and the British sterling fell to a multi-year low. Meanwhile, the Fed’s delay of a second interest-rate hike and signs of stabilization in the Chinese economy supported investor sentiment. However, caution ahead of the pending U.S. presidential election in early November capped gains towards the end of the reporting period. Republican Donald Trump subsequently won the election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton.

At the stock level, two of the Fund’s Brazilian holdings, Banco Bradesco and retailer Lojas Renner, were among the main contributors to the Fund’s relative performance for the reporting period, riding the rally in the Brazilian stock market following the end of a lengthy process to impeach President Dilma Rousseff. Encouraging fiscal reforms, in our view, and the start of a monetary easing cycle further supported investor sentiment. The Fund’s holding in Astra International was another strong performer, as the Indonesian conglomerate is well-placed to capitalize on a recovery and better outlook in the country, in our opinion.

Conversely, the lack of exposure to Tencent, which has a significant weight in the MSCI EM Index, hurt the Fund’s relative performance, as the company posted generally positive operating results over the reporting period. While Tencent is a leader in China’s internet sector, we are not sufficiently comfortable with the opaque corporate structures that are characteristic of this sector. Valuations remain relatively expensive in the sector, where the operating environment is still evolving. Nonetheless, we will continue to look for fair minority shareholder treatment that could ease our concerns. Additionally, the absence of positions in Brazilian state-owned oil company Petrobras and lender Itau Unibanco also detracted from the Fund’s relative performance, as the companies benefited from the improving investor sentiment towards Brazilian equities.

Non-Chinese investors, including the Fund, recently were authorized to invest directly in the People’s Republic of China (PRC) by trading with specified brokers in Shanghai or Shenzhen through a “stock connect” program. Investments through stock connect programs provide additional access to direct PRC investments, but may subject the Fund to additional risks, including those relating to liquidity, currency, legal and regulatory uncertainty, trade execution, operations, tax, counterparties (legal entities which may be exposed to financial risk) and credit.

Regarding portfolio activity, we initiated positions in four companies over the reporting period: Hong Kong Exchanges and Clearing, as we believe that the securities exchange operator has good growth prospects; Naver, a Korean internet company with a dominant market share in the domestic search portal business; Tata Consultancy Services, a leading Indian IT outsourcing and business-solutions provider; and Ambev, the largest brewer in Latin America with a leading market position in Brazil.

In contrast, we exited the Fund’s position in Australian metals and mining company South32, which was previously spun off from its parent company, BHP Billiton, in May 2015, as the stock rallied on better-than-expected quarterly results. We also exited the holding in brewer SABMiller by tendering the shares to AB InBev, which merged with SABMiller in October 2016.

A reactionary sell-off across the global financial markets immediately following Donald Trump’s victory in the U.S. presidential election seemed understandable, as investors had largely priced in a win for Hillary Clinton. However, until there is greater clarity on Trump’s policies, we feel that it is difficult to predict the impact on emerging markets over the medium term. One potential concern may be the possibility of increased trade barriers and U.S. withdrawal from, or modification of, trade agreements. We believe that the other pertinent factors will be the impact of a Trump presidency on the U.S. dollar and the Fed’s monetary policy. On a more positive note, however, we think that most emerging economies are in a better position to weather the uncertainty than they were during the “taper tantrum” in 2013. Additionally, many of these countries – such as Brazil, India, and Indonesia – still have room to ease rates to help spur economic activity, in our opinion. At the corporate level, quarterly earnings generally have been in line with, or slightly above, the markets’ expectations, supported by lower input costs and improved cost management. We remain confident in the quality of the Fund’s holdings, while we feel that valuations remain attractive despite emerging markets’ turnaround this year.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Annual Report 2016

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.	5 Yr.	Inception[2]
Class A3	w/o SC	12.04%	1.91%	2.68%
	w/SC4	5.56%	0.70%	1.32%
Class C3	w/o SC	11.26%	1.31%	2.00%
	w/SC5	10.26%	1.31%	2.00%
Class R3,6	w/o SC	11.65%	1.61%	2.34%
Institutional Service Class[6,7]	w/o SC	12.25%	1.97%	4.37%
Institutional Class[6]	w/o SC	12.50%	2.22%	5.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Annual Report 2016

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 833 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	89.3%
Preferred Stocks	8.3%
Short-Term Investment	2.5%
Liabilities in excess of other assets	(0.1%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	28.5%
Consumer Staples	16.7%
Information Technology	12.3%
Consumer Discretionary	9.8%
Materials	9.2%
Real Estate	7.1%
Energy	7.0%
Telecommunication Services	4.5%
Industrials	1.4%
Health Care	1.1%
Other	2.4%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Housing Development Finance Corp. Ltd.	3.7%
Astra International Tbk PT	3.5%
Grupo Financiero Banorte SAB de CV, Class O	3.1%
Fomento Economico Mexicano SAB de CV, ADR	3.1%
AIA Group Ltd.	3.0%
Banco Bradesco SA, ADR, Preferred Shares	2.9%
China Mobile Ltd.	2.7%
ITC Ltd.	2.5%
Other	66.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
India	16.1%
Brazil	12.2%
Hong Kong	8.1%
Mexico	8.1%
Republic of South Korea	6.8%
China	5.6%
Taiwan	4.8%
Indonesia	4.6%
Turkey	4.6%
Thailand	4.5%
Other	24.6%
100.0%

2016 Annual Report

Statement of Investments

October 31, 2016

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.3%)
BRAZIL (8.9%)
Consumer Discretionary (1.8%)
Lojas Renner SA	16,744,550	$141,636,231
Consumer Staples (2.3%)
Ambev SA	13,483,000	79,537,873
BRF SA	6,381,705	106,761,606
		186,299,479
Energy (2.3%)
Ultrapar Participacoes SA	8,301,000	188,098,788
Materials (1.1%)
Vale SA, ADR (a)	12,405,571	85,846,551
Real Estate (1.4%)
Multiplan Empreendimentos Imobiliarios SA	5,435,025	109,228,338
		711,109,387
CHILE (1.5%)
Consumer Discretionary (0.1%)
SACI Falabella	978,637	7,678,140
Financials (1.4%)
Banco Santander Chile, ADR	4,758,846	108,739,631
		116,417,771
CHINA (5.6%)
Consumer Discretionary (1.6%)
Yum! Brands, Inc.	1,441,000	124,329,480
Energy (1.3%)
PetroChina Co. Ltd., H Shares (b)	149,132,200	102,041,476
Telecommunication Services (2.7%)
China Mobile Ltd. (b)	18,998,600	217,655,409
		444,026,365
HONG KONG (8.1%)
Financials (3.9%)
AIA Group Ltd. (b)	37,700,000	237,170,763
Hong Kong Exchanges and Clearing Ltd. (b)	2,829,741	74,808,397
		311,979,160
Real Estate (4.2%)
Hang Lung Group Ltd. (b)	25,049,000	95,818,462
Hang Lung Properties Ltd. (b)	38,882,000	85,505,857
Swire Pacific Ltd., Class A (b)	8,142,000	84,626,784
Swire Pacific Ltd., Class B (b)	15,945,000	29,817,721
Swire Properties Ltd. (b)	13,957,100	40,080,322
		335,849,146
		647,828,306
HUNGARY (1.1%)
Health Care (1.1%)
Richter Gedeon Nyrt (b)	4,169,840	89,514,503
INDIA (16.1%)
Consumer Discretionary (1.4%)
Hero MotoCorp Ltd. (b)	2,181,035	109,475,062
Consumer Staples (3.8%)
Hindustan Unilever Ltd. (b)	8,215,443	103,301,421
ITC Ltd. (b)	55,993,500	202,576,947
		305,878,368
Financials (5.1%)
Housing Development Finance Corp. Ltd. (b)	14,350,533	296,258,621
ICICI Bank Ltd. (b)	25,734,500	106,963,728
ICICI Bank Ltd., ADR	160,500	1,330,545
		404,552,894
Information Technology (2.3%)
Infosys Ltd. (b)	8,003,359	120,026,247
Tata Consultancy Services Ltd. (b)	1,839,018	65,828,002
		185,854,249
Materials (3.5%)
Grasim Industries Ltd. (b)	8,825,060	127,899,890
UltraTech Cement Ltd. (b)	2,472,250	147,006,503
		274,906,393
		1,280,666,966
INDONESIA (4.6%)
Consumer Discretionary (3.5%)
Astra International Tbk PT (b)	442,684,500	279,292,994
Materials (1.1%)
Indocement Tunggal Prakarsa Tbk PT (b)	67,234,300	84,655,351
		363,948,345
ITALY (1.3%)
Energy (1.3%)
Tenaris SA, ADR	3,829,000	107,977,800
MALAYSIA (1.9%)
Financials (1.9%)
CIMB Group Holdings Bhd (b)	48,880,275	58,557,090
Public Bank Bhd	19,459,200	92,123,888
		150,680,978
MEXICO (8.1%)
Consumer Staples (3.6%)
Fomento Economico Mexicano SAB de CV, ADR	2,521,501	241,232,001
Organizacion Soriana SAB de CV, Class B (a)	15,206,779	41,329,677
		282,561,678
Financials (3.1%)
Grupo Financiero Banorte SAB de CV, Class O	41,576,148	245,264,298

See accompanying Notes to Financial Statements.

Annual Report 2016

Statement of Investments (continued)

October 31, 2016

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
Industrials (1.4%)
Grupo Aeroportuario del Sureste SAB de CV, ADR	722,315	$114,848,085
		642,674,061
PHILIPPINES (3.9%)
Financials (2.4%)
Ayala Corp. (b)	3,958,000	68,236,661
Bank of the Philippine Islands	60,725,894	126,787,916
		195,024,577
Real Estate (1.5%)
Ayala Land, Inc. (b)	156,930,400	117,382,733
		312,407,310
POLAND (1.3%)
Financials (1.3%)
Bank Pekao SA (b)	3,257,741	100,547,198
PORTUGAL (1.4%)
Consumer Staples (1.4%)
Jeronimo Martins SGPS SA (b)	6,446,556	110,771,925
REPUBLIC OF SOUTH KOREA (1.8%)
Consumer Staples (0.6%)
Amorepacific Group (b)	204,893	26,449,455
E-MART, Inc. (b)	114,584	16,248,025
		42,697,480
Information Technology (1.2%)
NAVER Corp. (b)	130,796	97,857,030
		140,554,510
RUSSIA (4.4%)
Consumer Staples (2.3%)
Magnit PJSC (b)	1,064,168	178,439,420
Energy (2.1%)
LUKOIL PJSC, ADR	3,501,043	170,185,700
		348,625,120
SOUTH AFRICA (4.1%)
Consumer Discretionary (1.4%)
Truworths International Ltd. (b)	20,677,863	109,708,688
Consumer Staples (1.1%)
Massmart Holdings Ltd.	10,026,621	86,898,001
Materials (0.7%)
BHP Billiton PLC (b)	3,894,549	58,739,474
Telecommunication Services (0.9%)
MTN Group Ltd. (b)	8,578,000	74,091,067
		329,437,230
TAIWAN (4.8%)
Information Technology (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	51,969,117	311,884,931
Telecommunication Services (0.9%)
Taiwan Mobile Co. Ltd. (b)	21,089,255	73,787,963
		385,672,894
THAILAND (4.5%)
Financials (2.1%)
Siam Commercial Bank PCL, Foreign Shares (b)	41,390,100	169,465,485
Materials (2.4%)
Siam Cement PCL, Foreign Shares (b)	11,821,000	170,228,482
Siam Cement PCL, NVDR (b)	1,365,300	19,496,102
		189,724,584
		359,190,069
TURKEY (4.6%)
Consumer Staples (1.5%)
BIM Birlesik Magazalar A.S. (b)	7,270,673	118,527,159
Financials (3.1%)
Akbank T.A.S. (b)	48,783,608	130,552,629
Turkiye Garanti Bankasi A.S. (b)	42,048,837	114,420,684
		244,973,313
		363,500,472
UNITED KINGDOM (1.3%)
Financials (1.3%)
Standard Chartered PLC (a)(b)	11,610,632	100,965,017
Total Common Stocks		7,106,516,227
PREFERRED STOCKS (8.3%)
BRAZIL (3.3%)
Financials (2.9%)
Banco Bradesco SA, ADR, Preferred Shares	22,146,143	230,541,349
Materials (0.4%)
Vale SA, ADR, Preferred Shares	5,729,416	36,897,439
		267,438,788
REPUBLIC OF SOUTH KOREA (5.0%)
Consumer Staples (0.1%)
Amorepacific Corp., Preferred Shares (b)	50,666	8,843,882
Information Technology (4.9%)
Samsung Electronics Co. Ltd., Preferred Shares (b)	336,959	387,425,176
		396,269,058
Total Preferred Stocks		663,707,846

See accompanying Notes to Financial Statements.

2016 Annual Report

Statement of Investments (concluded)

October 31, 2016

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENT (2.5%)
UNITED STATES (2.5%)
State Street Institutional U.S. Government Money Market Fund (c)	$200,531,487	$200,531,487
Total Short-Term Investment		200,531,487
Total Investments (Cost $7,994,123,775) (d)—100.1%		7,970,755,560

Liabilities in excess of other assets—(0.1)%		(10,255,636)
Net Assets—100.0%		$7,960,499,924

(a)	Non-income producing security.
(b)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2016

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Institutional Class shares net of fees) returned -1.40% for the 12-month period ended October 31, 2016, versus 0.22% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 4.51% for the U.S. broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Long/Short Equity Funds (consisting of 157 funds), as measured by Lipper, Inc., was -1.30% for the period.

Major North American equity market indices posted modest gains despite numerous periods of volatility over the 12-month period ended October 31, 2016. The primary catalysts of the market’s performance were continued speculation regarding U.S. Federal Reserve (Fed) monetary policy, generally positive economic data reports and, particularly later in the period, uncertainty regarding the pending U.S. presidential election. Large-cap stocks, as measured by the S&P 500 Index, rose 4.51% for the reporting period, modestly outperforming the 4.11% return of the small-cap equity market benchmark, the Russell 2000 Index. The utilities, telecommunication services and information technology sectors captured double-digit returns and were the strongest performers within the S&P 500 Index over the reporting period, while the healthcare and consumer discretionary sectors lost ground and were the most notable market laggards. The materials and utilities sectors posted the highest returns within the Russell 2000 Index for the period. Conversely, energy and healthcare were the weakest-performing sectors.

Shortly after the end of the reporting period in early November, Republican Donald Trump won the U.S. presidential election, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. The outcome of the election was widely unexpected, as Clinton led most major polls for much of the campaign. Regarding monetary policy, the Fed raised its benchmark interest rate by 25 basis points (bps) to a range of 0.25%-0.50% at its meeting in December 2015, and subsequently left the rate unchanged over the next ten months, noting the pick-up in economic activity and steady job gains. However, the decisions following the Fed’s meetings in July, September and November 2016 were not unanimous, as several Fed governors voted for an increase of 25 bps.

On the economic front, the U.S. Department of Commerce reported that gross domestic product (GDP) expanded by 0.9%, 0.8%, 1.4% and 2.9% for the fourth quarter of 2015 and the first three quarters of 2016, respectively. Upturns in consumer spending and exports offset the negative impact of a decline in residential fixed investment and an increase in imports (which are subtracted from GDP) over the period. According to the U.S. Department of Labor, the U.S. economy added an average of approximately 173,000 jobs per month over the 12-month reporting period, and the unemployment rate dipped 0.1% to 4.9%. Furthermore, while the labor force participation rate1 rose 0.3 percentage point over the reporting period, it has remained virtually flat over the past three years as more jobseekers have entered the market.

In an environment of rising stock prices over the reporting period, the Fund’s long positions enhanced performance and collectively outperformed both the S&P 500 and Russell 2000 indices. The aggregate return of the Fund’s short exposures slightly exceeded that of the S&P 500 Index, and had a negative impact on Fund performance during the period.

Fund performance benefited over the period mainly from long holdings in the industrials and materials sectors, as well as the short exposure to the consumer discretionary sector. The most notable contributors to performance among individual stocks were long holdings in specialty apparel retailer PVH Corp. and semiconductor manufacturer Texas Instruments, and a short position in casual restaurant chain operator Chipotle Mexican Grill.

PVH Corp. posted generally positive results during the reporting period. The company benefited mainly from strength in its Calvin Klein and Tommy Hilfiger brands and international business, which offset relative weakness in its Heritage brand. In our view, the company has been executing well fundamentally, despite encountering a stiff revenue headwind from the strong U.S. dollar over the latter half of the reporting period. Texas Instruments’ quarterly results over the period were bolstered by record-high margins attributable mainly to a reduction in manufacturing costs and a switch in production from 200- to 300-millimeter semiconductor wafers. There was particular strength in its embedded processing and automotive units over the period, as well as notable revenue growth in its industrial market segment for the third quarter of 2016 compared to the same periods a year earlier. The short position in Chipotle Mexican Grill benefited Fund performance as the company saw year-over-year decreases in revenue and earnings over the reporting period, and suffered its first quarterly loss in the first quarter of its 2016 fiscal year. Chipotle has been plagued by declining traffic in its stores following outbreaks of E. coli at its restaurants in several states in October and November 2015. The slowdown in business compressed the company’s valuation and lowered expectations for its earnings power.

Short positions in the information technology, industrials and energy sectors weighed on Fund performance for the reporting period. The primary individual stock detractors included a long holding in global real estate development and investment firm Jones Lang LaSalle, and short positions in packaged foods producer B&G Foods and technology company IBM Corp.

While Jones Lang LaSalle reported generally better-than-expected results during the reporting period, investors’ concerns about a slowdown in the global property leasing market weighed on the stock price. B&G Foods posted better-than-expected results for the first two quarters of its 2016 fiscal year, attributable largely to strength in its Green Giant brand, which the company acquired in November 2015. Nonetheless, there was relative weakness in the company’s core business, particularly in its TrueNorth-branded products. Finally, IBM’s results for the first and second quarters of its 2016 fiscal year generally exceeded the market’s expectations, bolstered largely by its

1	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

2016 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (continued)

cloud computing segment. The size of the Fund’s short position in IBM is relatively large, which amplified the holding’s negative impact on performance for the period.

As the reporting period progressed, we found what we viewed as several good opportunities for new positions within the long segment of the Fund and exited several holdings where we were concerned about deteriorating fundamentals or high valuations. During the reporting period, we established new long holdings in credit-rating agency Moody’s Corp.; regional bank holding company M&T Bank Corp.; industrial automation power company Rockwell Automation; Verisk, a risk assessment and data analytics company; industrial bearings manufacturer RBC Bearings; medical device maker Globus Medical; energy services provider Core Laboratories; medical technology products maker Teleflex; flavors and fragrances maker Sensient Technologies; Arkansas-based Bank of the Ozarks; Richie Brothers Auctioneers, an auctioneer of industrial equipment; and cosmetics maker Estee Lauder. Conversely, among others, we exited several of the Fund’s long positions, including pharmaceutical firm Pfizer; IT services provider EMC Corp.; fertilizer maker Potash Corp. of Saskatchewan; discount retailer Target; energy pipeline company TransCanada; and diversified industrial company Emerson Electric. We also reduced our holdings in diversified financial services companies by exiting BlackRock, American Express, Wells Fargo & Co. and Jones Lang LaSalle. We exited microscope technology company FEI Company, which was acquired by Thermo Fisher Scientific, as well as our positions in Qualcomm and Verizon.

We also made numerous changes to the short segment of the Fund. We initiated short positions in specialty retailer Tractor Supply Co.; The Gap, a specialty apparel retailer; diversified financial services company State Street Corp.; Priceline Group, a provider of travel and restaurant reservations and related services; beverage-maker Dr Pepper Snapple Group; Deluxe Corp., a provider of payment solutions for businesses; Lululemon Athletica, a retailer and distributor of specialty athletic apparel; and fast-food restaurant chain operators McDonald’s Corp. and Wendy’s Co. We exited the Fund’s short exposures to United Natural Foods; department store operator Kohl’s Corp.; diversified financial services company Northern Trust; asset management firm Legg Mason; data storage services provider NetApp; oil and gas drilling services provider Patterson-UTI Energy; Leggett & Platt, a manufacturer of engineered components; and healthcare services provider Cardinal Health.

At the end of the reporting period on October 31, 2016, the Fund had a net long position2 of roughly 39% and gross exposure3 of 129%, versus the respective 44% and 124% positions at the beginning of the period on November 1, 2015. The lower net exposure reflects the increased volatility in both the market environment and individual stock price movements.

Following the end of the reporting period, Donald Trump was elected as the 45th president of the U.S. in early November in another example of a vote against the status quo, in our opinion. As with the UK Brexit4 referendum, it appeared that many people voted against the “establishment” as the Trump campaign promised meaningful changes to regulation, trade policy and an increase in infrastructure improvement funding within the U.S.

The markets swiftly priced in many of the possible changes that had been proposed, boosting the U.S. dollar and the stocks of companies that will benefit from government fiscal stimulus or looser regulation. Those companies which compete on a global basis have had more mixed results as the Trump campaign suggested tougher trade policies, which helped the stocks of companies with strong foreign competition within the U.S. and hindered those which rely more on global trade. The anticipated shifts in policy are expected to drive economic growth, while increasing the potential for rising national debt and eventually leading to higher inflation.

However, we feel that there are many unknowns that still need to be sorted out both prior to and following the presidential inauguration on January 20, 2017, which we feel leaves the risk of continued volatility in the markets. Our strategy is built with a balanced, bottom-up investment approach, which we think could provide opportunities to take advantage of the large swings in stock prices seen through mid-November. While we do not expect a verbatim enactment of the entire list of campaign promises, we still see a lot of opportunity resulting from the market swings.

Specifically, there have been extreme fluctuations in valuations between the companies that benefit from expected regulatory change and those which have been hampered by higher interest rates, a slowdown in trade, or inflation. This has unwound much of the overvaluation we previously saw in higher dividend-paying companies and those with generally stable business models. Consequently, we see the volatility as an opportunity in some cases to add to higher-quality holdings and, in others, to potentially reduce our portfolios’ exposure to shares of more volatile or recently overvalued companies.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2	The Fund’s net long position is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.
3	The Fund’s gross exposure is the sum of the percentage of assets invested in long positions plus the percentage of assets invested in short positions.
4	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Annual Report 2016

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(1.68%	)	2.54%	2.28%
	w/SC2	(7.34%	)	1.34%	1.67%
Class C	w/o SC	(2.35%	)	1.86%	1.57%
	w/SC3	(3.12%	)	1.86%	1.57%
Class R4	w/o SC	(2.01%	)	2.13%	1.91%
Institutional Service Class[4,5]	w/o SC	(1.54%	)	2.63%	2.43%
Institutional Class[4]	w/o SC	(1.40%	)	2.87%	2.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of differences in expenses of the two classes.

Annual Report 2016

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization. The Citigroup 3-Month Treasury Bill Index measures return equivalents of yield averages. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill month-end rates. The index is not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	84.0%
Short-Term Investment	15.0%
Other assets in excess of liabilities	1.0%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors of Long Positions
Financials	14.9%
Industrials	14.6%
Information Technology	13.1%
Consumer Staples	11.3%
Health Care	9.5%
Consumer Discretionary	8.5%
Materials	6.2%
Energy	5.9%
Other	16.0%
100.0%

Top Holdings of Long Positions*
M&T Bank Corp.	3.7%
Visa, Inc., Class A	3.6%
Intercontinental Exchange, Inc.	2.8%
Casey’s General Stores, Inc.	2.7%
Texas Instruments, Inc.	2.6%
Charles Schwab Corp. (The)	2.6%
Oracle Corp.	2.5%
Deere & Co.	2.5%
PAREXEL International Corp.	2.4%
EOG Resources, Inc.	2.4%
Other	72.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2016 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Short Positions
Asset Allocation
Common Stocks	43.0%
Exchange Traded Funds	2.0%
Other assets in excess of liabilities	55.0%
100.0%

Top Sectors of Short Positions
Consumer Discretionary	14.0%
Consumer Staples	7.9%
Financials	7.1%
Industrials	6.2%
Information Technology	5.2%
Health Care	2.6%
Other	57.0%
100.0%

Top Holdings of Short Positions
Clorox Co.	3.0%
State Street Corp.	2.8%
Priceline Group, Inc. (The)	2.7%
CA, Inc.	2.6%
Agilent Technologies, Inc.	2.6%
International Business Machines Corp.	2.5%
Allstate Corp. (The)	2.3%
Fastenal Co.	2.3%
Chipotle Mexican Grill, Inc.	2.3%
PACCAR, Inc.	2.3%
Other	74.6%
100.0%

Annual Report 2016

Statement of Investments

October 31, 2016

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (84.0%)
Consumer Discretionary (8.5%)
BorgWarner, Inc.	41,441	$1,485,246
Comcast Corp., Class A	22,288	1,377,844
PVH Corp.	14,884	1,592,290
TJX Cos., Inc. (The)	21,388	1,577,365
		6,032,745
Consumer Staples (11.3%)
Casey’s General Stores, Inc.	17,096	1,931,677
Costco Wholesale Corp.	11,197	1,655,700
CVS Health Corp.	19,366	1,628,681
Estee Lauder Cos., Inc. (The), Class A	15,792	1,375,957
Philip Morris International, Inc.	14,582	1,406,288
		7,998,303
Energy (5.9%)
Core Laboratories NV	12,687	1,230,258
EOG Resources, Inc.	18,364	1,660,473
Schlumberger Ltd.	16,280	1,273,585
		4,164,316
Financials (14.9%)
American International Group, Inc.	23,845	1,471,237
Bank of the Ozarks, Inc.	28,297	1,045,857
Charles Schwab Corp. (The)	57,997	1,838,505
Intercontinental Exchange, Inc.	7,332	1,982,499
M&T Bank Corp.	21,106	2,590,339
Moody’s Corp.	15,801	1,588,317
		10,516,754
Health Care (9.5%)
Baxter International, Inc.	27,122	1,290,736
Gilead Sciences, Inc.	17,200	1,266,436
Globus Medical, Inc., Class A (a)	64,988	1,438,185
PAREXEL International Corp. (a)	28,827	1,679,461
Teleflex, Inc.	7,063	1,010,927
		6,685,745
Industrials (14.6%)
Canadian National Railway Co.	20,875	1,312,411
Deere & Co.	19,880	1,755,404
Equifax, Inc.	9,841	1,219,989
Lockheed Martin Corp.	4,204	1,035,781
RBC Bearings, Inc. (a)	19,356	1,381,051
Ritchie Bros Auctioneers, Inc.	25,962	898,026
Rockwell Automation, Inc.	10,900	1,304,948
Verisk Analytics, Inc. (a)	17,488	1,426,146
		10,333,756
Information Technology (13.1%)
Alliance Data Systems Corp. (a)	4,900	1,001,903
Cognizant Technology Solutions Corp., Class A (a)	25,809	1,325,292
Manhattan Associates, Inc. (a)	15,730	796,567
Oracle Corp.	46,313	1,779,345
Texas Instruments, Inc.	26,360	1,867,606
Visa, Inc., Class A	30,429	2,510,697
		9,281,410
Materials (6.2%)
Ecolab, Inc.	13,411	1,531,134
Praxair, Inc.	12,014	1,406,359
Sensient Technologies Corp.	18,910	1,408,984
		4,346,477
Total Common Stocks — Long Positions		59,359,506
SHORT-TERM INVESTMENT (15.0%)
State Street Institutional U.S. Government Money Market Fund (b)	10,646,044	10,646,044
Total Short-Term Investment		10,646,044
Total Investments (Cost $61,852,095) (c)—99.0%		70,005,550

Other assets in excess of liabilities—1.0%		673,998
Net Assets—100.0%		$70,679,548
COMMON STOCKS — SHORT POSITIONS (43.0%)
Consumer Discretionary (14.0%)
Chipotle Mexican Grill, Inc. (a)	4,451	1,605,743
Gap, Inc.	55,562	1,532,955
Garmin Ltd.	32,453	1,569,427
McDonald’s Corp.	9,403	1,058,496
Priceline Group, Inc. (The) (a)	1,278	1,884,066
Tractor Supply Co.	16,300	1,020,869
Wendy’s Co.	113,599	1,231,413
		9,902,969
Consumer Staples (7.9%)
B&G Foods, Inc.	28,000	1,187,200
Clorox Co.	17,890	2,147,158
Dr Pepper Snapple Group, Inc.	15,699	1,378,215
Whole Foods Market, Inc.	31,100	879,819
		5,592,392
Financials (7.1%)
Allstate Corp. (The)	23,938	1,625,390
FactSet Research Systems, Inc.	9,375	1,450,500
State Street Corp.	28,043	1,968,899
		5,044,789
Health Care (2.6%)
Agilent Technologies, Inc.	41,400	1,803,798
Industrials (6.2%)
Deluxe Corp.	19,090	1,168,308
Fastenal Co.	41,580	1,620,789
PACCAR, Inc.	29,000	1,592,680
		4,381,777
Information Technology (5.2%)
CA, Inc.	60,400	1,856,696
International Business Machines Corp.	11,729	1,802,630
		3,659,326
Total Common Stocks — Short Positions		30,385,051

See accompanying Notes to Financial Statements.

2016 Annual Report

Statement of Investments (concluded)

October 31, 2016

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS — SHORT POSITIONS (2.0%)
Equity Fund (2.0%)
Utilities Select Sector SPDR Fund	28,380	$1,402,823
Total Exchange Traded Funds — Short Positions		1,402,823
Total Securities Sold Short (Proceeds $30,676,201)—45.0%		$31,787,874

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

Annual Report 2016

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned 2.36% for the 12-month period ended October, 2016, versus the 1.79% return of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the 2.64% return of its secondary benchmark, the MSCI All Country World Index (ACWI), during the same period. For broader comparison, the average return of the Fund’s peer category of Global Large-Cap Core Funds (comprising 23 funds), as measured by Lipper, Inc., was -0.19% for the period.

Global equities rose during the reporting period despite numerous bouts of volatility. Stock markets tumbled early in the period when commodity prices plummeted and the U.S. Federal Reserve (Fed) raised interest rates for the first time in a decade, and again in June 2016, when the UK voted to leave the European Union. However, investor sentiment recovered quickly in both instances. Meanwhile, investors reacted positively as central banks in Japan and parts of Europe unexpectedly imposed negative interest rates to combat low inflation and boost spending, while persistent deflationary pressures forced the Fed to maintain an accommodative monetary policy stance. The end of the period saw anxiety rise again, ahead of a nail-biting finish to the U.S. presidential election in early November. Republican Donald Trump subsequently won the election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. Elsewhere, oil prices fluctuated throughout the reporting period, in tandem with ongoing speculation over a production cap by members of the Organization of the Petroleum Exporting Countries (OPEC).

At the stock level, the position in Banco Bradesco contributed positively to Fund performance for the reporting period, riding the rally in Brazilian stocks. The upturn was supported by rising investor confidence as Michel Temer took over as the country’s president and an ambitious program of reforms was unveiled in an effort to buttress the country’s public finances. The holding in Taiwan Semiconductor Manufacturing Co. also benefited Fund performance. The company’s shares rose in line with the wider semiconductor industry, as solid demand improved the company’s cash flows. Shin-Etsu Chemical Co.’s stock price rose as its core polyvinyl chloride (PVC) business posted healthy results over the reporting period. The company plans to build a new local silicone production plant in a bid to take advantage of the rapidly expanding market.

Conversely, the Fund’s position in IT services provider Cognizant Technology Solutions detracted from performance after the company disclosed that it was conducting an internal probe to determine whether certain payments the company made relating to facilities in India were in violation of the U.S. Foreign Corrupt Practices Act. This was followed quickly by the resignation of president, Gordon Coburn. Rajeev Mehta, a 20-year veteran with the company, was appointed as his replacement. Additionally, shares of Fund holdings Perrigo Co. and Novartis fell in line with the broader healthcare and pharmaceuticals sectors, which were weighed down by concerns about the impact of the outcome of the upcoming U.S. election on pharmaceutical prices.

During the reporting period, we initiated positions in Housing Development Finance Corp. (HDFC); subway operator MTR Corp.; IT software and services provider Amdocs; pharmaceutical firm Perrigo Co.; Thailand-based commercial bank Kasikornbank; and manufacturing company Keyence. We also established new positions in restaurant, coffee shop and budget hotel group Whitbread due to its competitiveness in the UK, as well as its ambitions to expand overseas; and U.S.-based software and services provider Amdocs, which benefits from increased outsourcing in its core segments and solid client retention, providing the company with a robust recurring revenue stream, in our view.

We exited positions over the reporting period in U.S. diversified healthcare company Baxter International; French electricity distributor Schneider Electric; Swiss multi-lines insurer Zurich Insurance; Sweden-based Nordea Bank; Brazilian miner Vale, and diversified financial services company HSBC Holdings. Furthermore, we exited the Fund’s position in freight railroad operator Canadian National Railway. While the stock performed well over the reporting period, we feel that the company faces an increasingly challenging operating environment.

We anticipate that global markets will remain cautious in light of the unexpected U.S. election result, which rattled financial markets in a reactionary sell-off. Until there is greater clarity on President-elect Trump’s policies, we think that it is difficult to predict the impact on the U.S. dollar and the Fed’s monetary policy, and more turmoil is expected in coming months. Meanwhile, we believe that there may be further uncertainty driven by the upcoming Brexit1 negotiations, mounting debt concerns in China, and uncertainty over central bank policy in Europe. We think that oil prices likely will remain in the doldrums, with OPEC members showing few signs of achieving consensus on reducing output. Despite the turbulent outlook, we maintain faith in our investment process, which seeks opportunities to add to what we believe are high-quality holdings at a good price, which we feel should benefit the Fund’s performance over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

2016 Annual Report

Aberdeen Global Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2016

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.93%		3.77%	2.04%
	w/SC2	(3.93%	)	2.54%	1.44%
Class C	w/o SC	1.24%		3.09%	1.35%
	w/SC3	0.24%		3.09%	1.35%
Class R4	w/o SC	1.64%		3.49%	1.78%
Institutional Service Class[4,5]	w/o SC	2.26%		4.13%	2.22%
Institutional Class[4]	w/o SC	2.36%		4.14%	2.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

2016 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index (ACWI) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,647 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set. EM countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary

Asset Allocation
Common Stocks	91.4%
Preferred Stocks	6.5%
Short-Term Investment	3.9%
Liabilities in excess of other assets	(1.8%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	20.0%
Information Technology	16.7%
Financials	11.8%
Health Care	11.6%
Industrials	9.1%
Energy	8.9%
Materials	7.7%
Consumer Discretionary	5.4%
Real Estate	3.4%
Telecommunication Services	3.3%
Other	2.1%
100.0%

Annual Report 2016

Aberdeen Global Equity Fund (Unaudited) (concluded)

Top Holdings*
EOG Resources, Inc.	4.0%
Shin-Etsu Chemical Co. Ltd.	3.3%
Roche Holding AG	3.2%
Novartis AG	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.0%
PepsiCo, Inc.	3.0%
Japan Tobacco, Inc.	2.8%
CVS Health Corp.	2.8%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	2.5%
Oracle Corp.	2.4%
Other	69.8%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	36.8%
United Kingdom	13.7%
Japan	11.2%
Switzerland	8.3%
Hong Kong	5.8%
Germany	3.9%
India	3.3%
Taiwan	3.0%
Republic of South Korea	2.5%
Israel	2.1%
Other	9.4%
100.0%

2016 Annual Report

Statement of Investments

October 31, 2016

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.4%)
CANADA (1.4%)
Materials (1.4%)
Potash Corp. of Saskatchewan, Inc.	73,600	$1,196,761
GERMANY (1.9%)
Health Care (1.9%)
Fresenius Medical Care AG & Co. KGaA (a)	20,500	1,669,809
HONG KONG (5.8%)
Financials (2.1%)
AIA Group Ltd. (a)	297,300	1,870,315
Industrials (2.8%)
Jardine Matheson Holdings Ltd.	23,400	1,425,294
MTR Corp. Ltd. (a)	177,000	979,532
		2,404,826
Real Estate (0.9%)
Swire Pacific Ltd., Class A (a)	75,800	787,854
		5,062,995
INDIA (3.3%)
Consumer Staples (1.6%)
ITC Ltd. (a)	387,550	1,402,104
Financials (1.7%)
Housing Development Finance Corp. Ltd. (a)	72,300	1,492,592
		2,894,696
ISRAEL (2.1%)
Information Technology (2.1%)
Check Point Software Technologies Ltd. (b)	21,500	1,818,040
ITALY (1.5%)
Energy (1.5%)
Tenaris SA, ADR	45,900	1,294,380
JAPAN (11.2%)
Consumer Staples (2.8%)
Japan Tobacco, Inc. (a)	63,500	2,414,278
Industrials (1.8%)
FANUC Corp. (a)	8,710	1,594,692
Information Technology (1.7%)
Keyence Corp. (a)	2,100	1,539,492
Materials (3.3%)
Shin-Etsu Chemical Co. Ltd. (a)	37,700	2,858,464
Real Estate (1.6%)
Daito Trust Construction Co. Ltd. (a)	8,300	1,390,903
		9,797,829
MEXICO (2.0%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	18,300	1,750,761
SINGAPORE (0.9%)
Real Estate (0.9%)
City Developments Ltd. (a)	133,400	812,237
SOUTH AFRICA (0.9%)
Telecommunication Services (0.9%)
MTN Group Ltd. (a)	92,300	797,226
SWEDEN (1.5%)
Industrials (1.5%)
Atlas Copco AB, A Shares (a)	43,800	1,283,124
SWITZERLAND (8.3%)
Consumer Staples (1.9%)
Nestle SA (a)	23,200	1,682,322
Health Care (6.4%)
Novartis AG (a)	38,500	2,732,252
Roche Holding AG (a)	12,200	2,802,115
		5,534,367
		7,216,689
TAIWAN (3.0%)
Information Technology (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	85,000	2,643,500
THAILAND (1.0%)
Financials (1.0%)
Kasikornbank PCL (a)	179,000	878,864
UNITED KINGDOM (13.7%)
Consumer Discretionary (2.0%)
Whitbread PLC (a)	39,451	1,742,757
Consumer Staples (1.9%)
British American Tobacco PLC (a)	29,000	1,662,075
Energy (1.9%)
Royal Dutch Shell PLC, B Shares (a)	64,900	1,673,933
Financials (1.5%)
Standard Chartered PLC (a)(b)	153,130	1,331,605
Industrials (3.0%)
Experian PLC (a)	68,900	1,324,570
Rolls-Royce Holdings PLC (a)(b)	140,927	1,250,955
Rolls-Royce Holdings PLC, C Shares (b)	6,482,642	7,935
		2,583,460
Materials (1.0%)
BHP Billiton PLC (a)	55,600	836,061
Telecommunication Services (2.4%)
Vodafone Group PLC (a)	765,700	2,102,861
		11,932,752

See accompanying Notes to Financial Statements.

Annual Report 2016

Statement of Investments (concluded)

October 31, 2016

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
UNITED STATES (32.9%)
Consumer Discretionary (3.4%)
Comcast Corp., Class A	27,700	$1,712,414
TJX Cos., Inc. (The)	17,600	1,298,000
		3,010,414
Consumer Staples (7.8%)
CVS Health Corp.	28,700	2,413,670
PepsiCo, Inc.	24,400	2,615,680
Philip Morris International, Inc.	18,100	1,745,564
		6,774,914
Energy (5.5%)
EOG Resources, Inc.	38,400	3,472,128
Schlumberger Ltd.	16,500	1,290,795
		4,762,923
Financials (3.5%)
Intercontinental Exchange, Inc.	4,900	1,324,911
M&T Bank Corp.	14,300	1,755,039
		3,079,950
Health Care (3.3%)
Johnson & Johnson	14,700	1,705,053
Perrigo Co. PLC	14,700	1,222,893
		2,927,946
Information Technology (7.4%)
Amdocs Ltd.	22,300	1,303,435
Cognizant Technology Solutions Corp., Class A (b)	25,300	1,299,155
Oracle Corp.	55,700	2,139,994
Visa, Inc., Class A	21,200	1,749,212
		6,491,796
Materials (2.0%)
Praxair, Inc.	14,800	1,732,488
		28,780,431
Total Common Stocks		79,830,094
PREFERRED STOCKS (6.5%)
BRAZIL (2.0%)
Financials (2.0%)
Banco Bradesco SA, ADR, Preferred Shares	172,410	1,794,788
GERMANY (2.0%)
Consumer Staples (2.0%)
Henkel AG & Co. KGaA, Preferred Shares (a)	13,600	1,748,017
REPUBLIC OF SOUTH KOREA (2.5%)
Information Technology (2.5%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	3,800	2,162,200
Total Preferred Stocks		5,705,005
SHORT-TERM INVESTMENT (3.9%)
UNITED STATES (3.9%)
State Street Institutional U.S. Government Money Market Fund (d)	3,417,398	3,417,398
Total Short-Term Investment		3,417,398
Total Investments (Cost $88,884,627) (e)—101.8%		88,952,497

Liabilities in excess of other assets—(1.8)%		(1,591,547)
Net Assets—100.0%		$87,360,950

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

2016 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Institutional Class shares net of fees) returned 8.49% for the 12-month period ended October 31, 2016, versus the 2.64% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, and the 13.62% return of its secondary benchmark, the S&P Global Natural Resources Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Natural Resources Funds (comprising 54 funds), as measured by Lipper, Inc., was 3.24% for the period.

Global natural resources stocks, as represented by the S&P Global Natural Resources Index, rose during the reporting period, outperforming the broader global equities market, as measured by the MSCI AC World Index. Over a “rollercoaster” 12-month period, oil prices initially plummeted on oversupply concerns, with Brent crude sinking below US$30 a barrel in January 2016. However, prices then stabilized on the back of a weaker U.S. dollar and supply disruption fears, triggered by outbreaks of violence in Nigeria and wildfires in Canada. Cautious investor sentiment subsequently dominated the global financial markets following the UK’s vote to leave the European Union. Towards the end of the reporting period, oil prices enjoyed a brief rally after members of the Organization of the Petroleum Exporting Countries (OPEC) tentatively agreed to cut production for the first time in eight years. However, the gains were capped as doubts grew over the agreement. Meanwhile, gold prices moved higher over the period, buoyed by rising global uncertainty and the cautious monetary policy stance by the U.S. Federal Reserve.

Fund performance for the reporting period benefited from the holding in Chilean specialty fertilizer producer Sociedad Quimica y Minera de Chile (SQM), as its share price rose on speculation about Chinese investors’ interests in the business. Market sentiment also improved with regard to the dispute over its main concession in Chile. Positions in two Brazilian companies – port, maritime and logistics operator Wilson Sons and miner Vale – also contributed to Fund performance, as the stocks were buoyed by a rally in the Brazilian market on President Dilma Rousseff’s impeachment and increased hopes for economic reforms.

In contrast, the absence of a position in UK exchange-traded metals and mining company Glencore detracted from the Fund’s relative performance for the reporting period, as the company’s shares rebounded with the broader mining sector. The Fund does not hold the stock due to our concerns over the company’s financial and operational leverage. The lack of exposure to Barrick Gold and Newmont Mining also weighed on Fund performance, as the gold producers’ shares rose along with the gold price.

During the period, we used market volatility to initiate holdings in U.S.-based Deere & Co, which is dominant in the agriculture machinery space with a strong dealer network and a solid balance sheet, in our opinion; Givaudan, a Swiss company that has provided healthy stock price returns and cash-generation; Bayer, a German company with an attractive spread of businesses and chemical and agricultural exposures, in our view; Frutarom, which we believe is a well-managed flavor and fragrance company; Brenntag, a leading German chemical distributor; and Randgold Resources, a well-managed gold company with a robust balance sheet and good asset quality, in our opinion.

We exited the Fund’s positions in National Oilwell Varco, given the ongoing structural headwinds for the business; Compass Minerals International due to our concerns over weakness in its core market of salt and other plant nutrition products; and freight railroad operator Canadian National Railway, which has performed well but faces an increasingly challenging operating environment.

We anticipate that global financial markets will remain cautious in light of the unexpected U.S. election result, which rattled financial markets in a reactionary sell-off. Until there is greater clarity on President-elect Donald Trump’s policies, we feel that it is difficult to predict the impact on the U.S. dollar and the Fed’s monetary policy, and there may be more turmoil in coming months. Meanwhile, further uncertainty is expected to be driven by the upcoming Brexit1 negotiations, mounting debt concerns in China and uncertainty over central bank policy in Europe. We believe that this could further support the price of gold, which has posted solid gains over the past year. Additionally, we think that oil prices could fluctuate further, with investors focusing on a potential deal by OPEC members to reduce output.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

The natural resources industry can be significantly affected by events relating to international political and economic developments, energy

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Annual Report 2016

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	7.90%	(4.04%	)	(0.90%	)
	w/SC2	1.72%	(5.17%	)	(1.49%	)
Class C	w/o SC	7.17%	(4.69%	)	(1.57%	)
	w/SC3	6.17%	(4.69%	)	(1.57%	)
Class R4	w/o SC	7.61%	(4.26%	)	(1.12%	)
Institutional Service Class[4]	w/o SC	8.16%	(3.72%	)	(0.58%	)
Institutional Class[4]	w/o SC	8.49%	(3.69%	)	(0.56%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2016

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI), the S&P Global Natural Resources Index™, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	96.0%
Preferred Stocks	3.3%
Short-Term Investment	0.7%
Other assets in excess of liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries.

Top Sectors
Materials	56.0%
Energy	31.8%
Industrials	7.2%
Health Care	2.6%
Consumer Staples	1.7%
Other	0.7%
100.0%

2016 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

Top Holdings*
EOG Resources, Inc.	7.1%
Goldcorp, Inc.	5.7%
Rio Tinto PLC	5.7%
BHP Billiton PLC	5.6%
Praxair, Inc.	5.0%
Shin-Etsu Chemical Co. Ltd.	4.9%
Royal Dutch Shell PLC, B Shares	4.9%
Potash Corp. of Saskatchewan, Inc.	4.4%
Schlumberger Ltd.	4.2%
Tenaris SA, ADR	4.0%
Other	48.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	25.6%
United Kingdom	21.3%
Germany	12.8%
Canada	10.1%
Brazil	7.1%
Italy	6.0%
Japan	4.9%
Chile	3.3%
France	2.9%
Israel	2.2%
Other	3.8%
100.0%

Annual Report 2016

Statement of Investments

October 31, 2016

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.0%)
BRAZIL (7.1%)
Industrials (3.9%)
Wilson Sons Ltd., BDR	52,900	$571,757
Materials (3.2%)
Vale SA, ADR (a)	66,500	460,180
		1,031,937
CANADA (10.1%)
Materials (10.1%)
Goldcorp, Inc.	54,600	829,197
Potash Corp. of Saskatchewan, Inc.	39,500	643,060
		1,472,257
DENMARK (1.8%)
Materials (1.8%)
Novozymes AS, B Shares (b)	7,200	267,097
FRANCE (2.9%)
Energy (2.9%)
TOTAL SA (b)	8,900	426,354
GERMANY (12.8%)
Consumer Staples (1.7%)
KWS Saat SE (a)	750	245,347
Health Care (2.6%)
Bayer AG (b)	3,800	377,300
Industrials (1.1%)
Brenntag AG (b)	3,100	165,727
Materials (7.4%)
BASF SE (b)	2,900	256,006
FUCHS PETROLUB SE (b)	6,100	241,371
Linde AG (b)	3,500	578,083
		1,075,460
		1,863,834
ISRAEL (2.2%)
Materials (2.2%)
Frutarom Industries Ltd. (b)	6,100	322,340
ITALY (6.0%)
Energy (6.0%)
Eni SpA (b)	19,900	288,794
Tenaris SA, ADR	20,500	578,100
		866,894
JAPAN (4.9%)
Materials (4.9%)
Shin-Etsu Chemical Co. Ltd. (b)	9,300	705,138
NETHERLANDS (1.1%)
Energy (1.1%)
Koninklijke Vopak NV (b)	3,100	156,465
SWITZERLAND (0.9%)
Materials (0.9%)
Givaudan SA (b)	70	135,385
UNITED KINGDOM (21.3%)
Energy (6.8%)
John Wood Group PLC (b)	29,300	275,396
Royal Dutch Shell PLC, B Shares (b)	27,300	704,135
		979,531
Industrials (1.1%)
Weir Group PLC (The) (b)	7,800	162,028
Materials (13.4%)
BHP Billiton PLC (b)	54,400	818,016
Randgold Resources Ltd. (b)	3,500	310,823
Rio Tinto PLC (b)	23,700	824,175
		1,953,014
		3,094,573
UNITED STATES (24.9%)
Energy (15.0%)
Chevron Corp.	5,100	534,225
EOG Resources, Inc.	11,500	1,039,830
Schlumberger Ltd.	7,900	618,017
		2,192,072
Industrials (1.1%)
Deere & Co.	1,800	158,940
Materials (8.8%)
Monsanto Co.	5,500	554,235
Praxair, Inc.	6,200	725,772
		1,280,007
		3,631,019
Total Common Stocks		13,973,293
PREFERRED STOCKS (3.3%)
CHILE (3.3%)
Materials (3.3%)
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	16,700	488,642
Total Preferred Stocks		488,642
SHORT-TERM INVESTMENT (0.7%)
UNITED STATES (0.7%)
State Street Institutional U.S. Government Money Market Fund (c)	93,005	93,005
Total Short-Term Investment		93,005
Total Investments (Cost $14,314,620) (d)—100.0%		14,554,940

Other assets in excess of liabilities—0.0%		4,952
Net Assets—100.0%		$14,559,892

(a)	Non-income producing security.
(b)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2016 Annual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Institutional Class shares net of fees) returned 2.14% for the 12-month period ended October 31, 2016, versus the 0.72% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Core Funds (comprising 52 funds), as measured by Lipper, Inc., was -2.65% for the period.

Global equities rose amid numerous periods of volatility during the reporting period. Stock markets tumbled early in the period when commodity prices plummeted and the U.S. Federal Reserve (Fed) raised interest rates for the first time in a decade, and again in June 2016, when the UK voted to leave the European Union. However, investor sentiment recovered quickly in both instances. Meanwhile, investors reacted positively as central banks in Japan and parts of Europe unexpectedly imposed negative interest rates to combat low inflation and boost spending, while persistent deflationary pressures forced the Fed to maintain an accommodative monetary policy stance. The end of the period saw anxiety rise again, ahead of a nail-biting finish to the U.S. presidential election in early November. Republican Donald Trump subsequently won the election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. Elsewhere, oil prices fluctuated throughout the reporting period, in tandem with ongoing speculation over a production cap by members of the Organization of Petroleum Exporting Countries (OPEC).

At the stock level, the position in Banco Bradesco contributed positively to Fund performance for the reporting period, riding the rally in Brazilian stocks. The upturn was supported by rising investor confidence as Michel Temer took over as the country’s president and an ambitious program of reforms was unveiled in an effort to buttress the country’s public finances. The holding in Taiwan Semiconductor Manufacturing Co. also benefited Fund performance. The company’s shares rose in line with the wider semiconductor industry, as solid demand improved the company’s cash flows. Shin-Etsu Chemical Co.’s stock price rose as its core polyvinyl chloride (PVC) business posted healthy results over the reporting period. The company plans to build a new local silicone production plant in a bid to take advantage of the rapidly expanding market.

Conversely, the Fund’s position in IT services provider Cognizant Technology Solutions detracted from performance after the company disclosed that it was conducting an internal probe to determine whether certain payments the company made relating to facilities in India were in violation of the U.S. Foreign Corrupt Practices Act. This was followed quickly by the resignation of President Gordon Coburn. Rajeev Mehta, a 20-year veteran with the company, was appointed as his replacement. Additionally, shares of Fund holdings Perrigo Co. and Novartis fell in line with the broader healthcare and pharmaceuticals sectors, which were weighed down by concerns about the impact of the outcome of the upcoming U.S. election on pharmaceutical prices.

During the reporting period, we initiated positions in Australian biopharmaceutical company CSL; Housing Development Finance Corporation (HDFC); Inmarsat, a UK-based provider of global mobile satellite communications services; French cosmetics maker L’Oreal; restaurant, coffee shop and budget hotel group Whitbread; German pharmaceutical firm Bayer; Thailand-based commercial bank Kasikornbank; property developer Ayala Land; manufacturing company Keyence; and two Hong Kong exchange-listed companies – subway operator MTR Corp. and luggage-maker Samsonite International.

Conversely, we exited positions in three French companies: natural gas and electricity supplier Engie, electricity distributor Schneider Electric, and retailer Casino Guichard Perrachon. We also sold the Fund’s shares in Swedish telecommunications company Ericsson; Swiss multi-lines insurer Zurich Insurance; Sweden-based Nordea Bank; Brazilian miner Vale; and UK exchange-listed diversified financial services company HSBC Holdings. Furthermore, we exited the Fund’s position in Canadian National Railway. While the stock performed well over the reporting period, we feel that the company faces an increasingly challenging operating environment.

We anticipate that global markets will remain cautious in light of the unexpected U.S. election result, which rattled financial markets in a reactionary sell-off. Until there is greater clarity on President-elect Trump’s policies, we think that it is difficult to predict the impact on the U.S. dollar and the Fed’s monetary policy, and more turmoil is expected in coming months. Meanwhile, we believe that there may be further uncertainty driven by the upcoming Brexit1 negotiations, mounting debt concerns in China, and uncertainty over central bank policy in Europe. We think that oil prices likely will remain in the doldrums, with OPEC members showing few signs of achieving consensus on reducing output. Despite the turbulent outlook, we maintain faith in our investment process, which seeks opportunities to add to what we believe are high-quality holdings at a good price, which we feel should benefit the Fund’s performance over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Annual Report 2016

Aberdeen International Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.76%		1.51%	1.80%
	w/SC2	(4.06%	)	0.32%	1.21%
Class C	w/o SC	0.97%		0.80%	1.09%
	w/SC3	(0.03%	)	0.80%	1.09%
Class R4	w/o SC	1.42%		1.23%	1.55%
Institutional Service Class[4]	w/o SC	2.01%		1.70%	2.02%
Institutional Class[4]	w/o SC	2.14%		1.84%	2.12%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2016

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 1,853 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	89.7%
Preferred Stocks	7.7%
Short-Term Investment	2.3%
Other assets in excess of liabilities	0.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	17.0%
Financials	12.8%
Health Care	11.8%
Industrials	11.1%
Information Technology	10.8%
Telecommunication Services	9.8%
Materials	7.1%
Energy	5.9%
Consumer Discretionary	5.6%
Real Estate	5.5%
Other	2.6%
100.0%

2016 Annual Report

Aberdeen International Equity Fund (Unaudited) (concluded)

Top Holdings*
Novartis AG	3.6%
Roche Holding AG	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Japan Tobacco, Inc.	3.4%
Nestle SA	3.4%
Shin-Etsu Chemical Co. Ltd.	3.2%
Singapore Telecommunications Ltd.	3.0%
Royal Dutch Shell PLC, B Shares	2.9%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	2.9%
AIA Group Ltd.	2.8%
Other	67.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	21.6%
Japan	13.8%
Switzerland	10.6%
Hong Kong	8.3%
Germany	7.7%
Singapore	6.3%
Taiwan	3.5%
India	3.0%
Republic of South Korea	2.9%
Canada	2.9%
Other	19.4%
100.0%

Annual Report 2016

Statement of Investments

October 31, 2016

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.7%)
AUSTRALIA (0.9%)
Health Care (0.9%)
CSL Ltd. (a)	54,700	$4,173,914
CANADA (2.9%)
Materials (1.4%)
Potash Corp. of Saskatchewan, Inc.	391,000	6,357,795
Telecommunication Services (1.5%)
TELUS Corp.	214,400	6,942,065
		13,299,860
FRANCE (1.5%)
Consumer Staples (1.5%)
L’Oreal SA (a)	37,800	6,772,215
GERMANY (5.2%)
Health Care (3.7%)
Bayer AG (a)	59,800	5,937,519
Fresenius Medical Care AG & Co. KGaA (a)	132,800	10,817,106
		16,754,625
Materials (1.5%)
Linde AG (a)	41,400	6,837,897
		23,592,522
HONG KONG (8.3%)
Consumer Discretionary (1.5%)
Samsonite International SA (a)	2,148,600	6,741,486
Financials (2.8%)
AIA Group Ltd. (a)	2,057,900	12,946,253
Industrials (3.0%)
Jardine Matheson Holdings Ltd.	153,400	9,343,594
MTR Corp. Ltd. (a)	852,000	4,715,033
		14,058,627
Real Estate (1.0%)
Swire Pacific Ltd., Class A (a)	431,500	4,484,949
		38,231,315
INDIA (3.0%)
Consumer Staples (1.5%)
ITC Ltd. (a)	1,935,200	7,001,293
Financials (1.5%)
Housing Development Finance Corp. Ltd. (a)	330,900	6,831,243
		13,832,536
ISRAEL (2.8%)
Information Technology (2.8%)
Check Point Software Technologies Ltd. (b)	149,200	12,616,352
ITALY (1.5%)
Energy (1.5%)
Tenaris SA, ADR	242,100	6,827,220
JAPAN (13.8%)
Consumer Discretionary (1.7%)
Shimano, Inc. (a)	45,700	7,813,770
Consumer Staples (3.4%)
Japan Tobacco, Inc. (a)	413,900	15,736,529
Industrials (1.7%)
FANUC Corp. (a)	41,800	7,653,055
Information Technology (1.6%)
Keyence Corp. (a)	9,700	7,110,986
Materials (3.2%)
Shin-Etsu Chemical Co. Ltd. (a)	195,700	14,838,235
Real Estate (2.2%)
Daito Trust Construction Co. Ltd. (a)	60,900	10,205,544
		63,358,119
MEXICO (2.6%)
Consumer Staples (2.6%)
Fomento Economico Mexicano SAB de CV, ADR	124,700	11,930,049
PHILIPPINES (0.9%)
Real Estate (0.9%)
Ayala Land, Inc. (a)	5,597,300	4,186,737
SINGAPORE (6.3%)
Financials (1.9%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,417,900	8,638,039
Real Estate (1.4%)
City Developments Ltd. (a)	1,054,000	6,417,523
Telecommunication Services (3.0%)
Singapore Telecommunications Ltd. (a)	4,930,900	13,742,054
		28,797,616
SOUTH AFRICA (1.4%)
Telecommunication Services (1.4%)
MTN Group Ltd. (a)	752,800	6,502,186
SWEDEN (2.0%)
Industrials (2.0%)
Atlas Copco AB, A Shares (a)	315,400	9,239,665
SWITZERLAND (10.6%)
Consumer Staples (3.4%)
Nestle SA (a)	211,900	15,365,688
Health Care (7.2%)
Novartis AG (a)	235,000	16,677,382
Roche Holding AG (a)	71,800	16,491,135
		33,168,517
		48,534,205

See accompanying Notes to Financial Statements.

2016 Annual Report

Statement of Investments (concluded)

October 31, 2016

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
TAIWAN (3.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,695,000	$16,173,642
THAILAND (0.9%)
Financials (0.9%)
Kasikornbank PCL (a)	850,800	4,177,305
UNITED KINGDOM (21.6%)
Consumer Discretionary (2.4%)
Whitbread PLC (a)	247,142	10,917,556
Consumer Staples (2.1%)
British American Tobacco PLC (a)	163,200	9,353,471
Energy (4.4%)
John Wood Group PLC (a)	717,500	6,743,905
Royal Dutch Shell PLC, B Shares (a)	522,700	13,481,741
		20,225,646
Financials (3.4%)
Prudential PLC (a)	518,500	8,461,334
Standard Chartered PLC (a)(b)	839,657	7,301,582
		15,762,916
Industrials (4.4%)
Experian PLC (a)	471,000	9,054,756
Rolls-Royce Holdings PLC (a)(b)	736,000	6,533,189
Rolls-Royce Holdings PLC, C Shares (b)	33,856,000	41,440
Weir Group PLC (The) (a)	212,000	4,403,830
		20,033,215
Materials (1.0%)
BHP Billiton PLC (a)	307,500	4,623,897
Telecommunication Services (3.9%)
Inmarsat PLC (a)	812,900	6,973,099
Vodafone Group PLC (a)	3,959,300	10,873,523
		17,846,622
		98,763,323
Total Common Stocks		411,008,781
PREFERRED STOCKS (7.7%)
BRAZIL (2.3%)
Financials (2.3%)
Banco Bradesco SA, ADR, Preferred Shares	1,001,540	10,426,031
GERMANY (2.5%)
Consumer Staples (2.5%)
Henkel AG & Co. KGaA, Preferred Shares (a)	87,800	11,284,992
REPUBLIC OF SOUTH KOREA (2.9%)
Information Technology (2.9%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	23,500	13,371,500
Total Preferred Stocks		35,082,523
SHORT-TERM INVESTMENT (2.3%)
UNITED STATES (2.3%)
State Street Institutional U.S. Government Money Market Fund (d)	10,521,547	10,521,547
Total Short-Term Investment		10,521,547
Total Investments (Cost $467,416,732) (e)—99.7%		456,612,851

Other assets in excess of liabilities—0.3%		1,484,520
Net Assets—100.0%		$458,097,371

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2016

Aberdeen International Small Cap Fund (Unaudited)

The Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned 7.92% for the 12-month period ended October 31, 2016, versus the 4.60% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Small/Mid-Cap Growth Funds (comprising 67 funds), as measured by Lipper, Inc., was 0.90% for the period.

International small-cap equities rose during the reporting period, outperforming their large-cap counterparts, as measured by the MSCI AC World ex USA Index. Stock markets tumbled early in the period when commodity prices plummeted and the U.S. Federal Reserve (Fed) raised interest rates for the first time in a decade, and again in June 2016, when the UK voted to leave the European Union. However, investor sentiment recovered quickly in both instances. Meanwhile, investors reacted positively as central banks in Japan and parts of Europe unexpectedly imposed negative interest rates to combat low inflation and boost spending, while persistent deflationary pressures forced the Fed to maintain an accommodative monetary policy stance. The end of the period saw anxiety rise again, ahead of a nail-biting finish to the U.S. presidential vote in November. Republican Donald Trump subsequently won the election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. Elsewhere, oil prices fluctuated throughout the year, in tandem with ongoing speculation over a production cap by members of the Organization of the Petroleum Exporting Countries (OPEC).

Fund performance for the reporting period was bolstered by the holding in Brazilian dental benefits provider OdontoPrev. The company reported healthy quarterly results over the period, driven by an increase in sales of individual plans. The position in Brazilian shopping-center developer Iguatemi Empresa also contributed to Fund performance, as the company posted healthy profits over the reporting period attributable to an increase in sales at its shopping malls and higher rental revenue. Additionally, shares of Brazilian footwear manufacturer Arezzo rose over the period as the company delivered strong earnings growth driven by accelerated domestic sales following the successful implementation of a new marketing program.

Conversely, the effects of the Brexit1 vote had a negative impact on UK-based investment management firm Rathbone Brothers, as well as global real estate groups Jones Lang LaSalle and Millennium & Copthorne Hotels, all of which saw their share prices decline over the period.

During the reporting period, we initiated positions in Auckland International Airport; Israel-based consumer products maker Frutarom; Hong Kong exchange-listed luggage-maker Samsonite International; UK-based software company Aveva Group; Temenos group, a Swiss developer of banking software systems; Jyothy Laboratories and Parque Arauco; and two UK-based companies – Dignity, a provider of funeral-related services, and brewer and pub operator Fuller Smith & Turner. In contrast, we exited the Fund’s positions in Oxford Instruments, a provider of technology tools and systems for industry and research; U.S.-based consumer goods packaging manufacturer Silgan Holdings; UK-based consumer products maker PZ Cussons; Israel-based retailer Rami Levi Chain Stores; and French animal health pharmaceutical firm Societe Virbac. We also sold the Fund’s shares in UK-based diversified financial services company Close Brothers Group, as we feel that the company faces increased competition within its high-margin specialist lending business.

We anticipate that global markets will remain cautious in light of the unexpected U.S. election result, which rattled financial markets in a reactionary sell-off. Until there is greater clarity on President-elect Trump’s policies, we think that it is difficult to predict the impact on the U.S. dollar and the Fed’s monetary policy, and more turmoil is expected in coming months. Meanwhile, we believe that there may be further uncertainty driven by the upcoming Brexit* negotiations, mounting debt concerns in China, and uncertainty over central bank policy in Europe. We think that oil prices likely will remain in the doldrums, with OPEC members showing few signs of achieving consensus on reducing output. Despite the turbulent outlook, we maintain faith in our investment process, which seeks opportunities to add to what we believe are high-quality holdings at a good price, which we feel should benefit the Fund’s performance over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

2016 Annual Report

Aberdeen International Small Cap Fund (Unaudited) (concluded)

regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2016

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	7.57%	8.34%	3.67%
	w/SC3	1.38%	7.07%	3.06%
Class C	w/o SC	6.85%	7.61%	2.94%
	w/SC4	5.90%	7.61%	2.94%
Class R5,6	w/o SC	7.24%	8.05%	3.40%
Institutional Service Class[5,7]	w/o SC	7.65%	8.45%	3.77%
Institutional Class[5,8]	w/o SC	7.92%	8.69%	3.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns prior to July 20, 2009, are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares prior to July 20, 2009 are based on the previous performance of Adviser Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

2016 Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index, MSCI World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Effective February 29, 2016, the MSCI All Country World ex-USA Small Cap Index replaced the MSCI World Small Cap Index as the Fund’s benchmark index. The Adviser believes that the MSCI All Country World ex-USA Small Cap Index is a more meaningful comparison given the Fund’s investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 4,321 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Small Cap Index captures small cap representation across 23 Developed Markets (DM) countries. With 4,333 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	99.1%
Short-Term Investment	0.8%
Other assets in excess of liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	20.6%
Industrials	19.1%
Consumer Discretionary	16.3%
Materials	13.6%
Health Care	13.1%
Real Estate	6.7%
Information Technology	3.2%
Financials	2.5%
Utilities	1.5%
Energy	1.5%
Other	1.9%
100.0%

Annual Report 2016

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Top Holdings*
Embotelladora Andina SA, Class A	4.3%
Kaba Holding AG, Class B	3.2%
Castrol (India) Ltd.	3.0%
Clicks Group Ltd.	3.0%
FUCHS PETROLUB SE	2.6%
Arezzo Industria e Comercio SA	2.5%
Dechra Pharmaceuticals PLC	2.5%
Iguatemi Empresa de Shopping Centers SA	2.4%
Barry Callebaut AG	2.4%
ARB Corp. Ltd.	2.4%
Other	71.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	22.4%
Japan	9.6%
Brazil	8.7%
Chile	8.3%
Germany	7.7%
Switzerland	7.4%
India	6.9%
Hong Kong	4.1%
Thailand	3.8%
South Africa	3.0%
Other	18.1%
100.0%

2016 Annual Report

Statement of Investments

October 31, 2016

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.1%)
AUSTRALIA (2.4%)
Consumer Discretionary (2.4%)
ARB Corp. Ltd. (a)	135,700	$1,757,472
BRAZIL (8.7%)
Consumer Discretionary (2.5%)
Arezzo Industria e Comercio SA	199,000	1,843,493
Health Care (2.3%)
OdontoPrev SA	441,600	1,660,151
Industrials (1.5%)
Wilson Sons Ltd., BDR	102,669	1,109,674
Real Estate (2.4%)
Iguatemi Empresa de Shopping Centers SA	190,400	1,798,421
		6,411,739
CANADA (1.4%)
Financials (1.4%)
Canadian Western Bank	55,700	1,056,859
CHILE (8.3%)
Consumer Staples (6.3%)
Embotelladora Andina SA, Class A	839,800	3,138,869
Vina Concha y Toro SA	866,600	1,511,064
		4,649,933
Real Estate (2.0%)
Parque Arauco SA	585,500	1,450,260
		6,100,193
CHINA (1.0%)
Telecommunication Services (1.0%)
Asia Satellite Telecommunications Holdings Ltd. (b)	517,000	699,950
GERMANY (7.7%)
Consumer Discretionary (1.4%)
Fielmann AG (a)	14,900	1,034,109
Consumer Staples (1.6%)
KWS Saat SE (b)	3,600	1,177,666
Materials (4.7%)
FUCHS PETROLUB SE (a)	48,300	1,911,183
Symrise AG (a)	22,100	1,517,725
		3,428,908
		5,640,683
HONG KONG (4.1%)
Consumer Discretionary (2.1%)
Samsonite International SA (a)	483,300	1,516,411
Industrials (2.0%)
Kerry Logistics Network Ltd. (a)	1,138,500	1,511,276
		3,027,687
INDIA (6.9%)
Consumer Staples (1.9%)
Jyothy Laboratories Ltd. (a)	266,400	1,429,184
Health Care (2.0%)
Sanofi India Ltd.	22,200	1,441,297
Materials (3.0%)
Castrol (India) Ltd. (a)	324,000	2,229,211
		5,099,692
INDONESIA (2.0%)
Consumer Discretionary (2.0%)
Ace Hardware Indonesia Tbk PT (a)	21,987,800	1,439,425
ISRAEL (2.0%)
Materials (2.0%)
Frutarom Industries Ltd. (a)	28,500	1,506,014
JAPAN (9.6%)
Consumer Discretionary (1.8%)
Resorttrust, Inc. (a)	67,700	1,353,204
Consumer Staples (2.0%)
Calbee, Inc. (a)	40,700	1,476,662
Health Care (4.0%)
Asahi Intecc Co. Ltd. (a)	34,500	1,494,144
Sysmex Corp. (a)	20,700	1,434,553
		2,928,697
Industrials (1.8%)
Nabtesco Corp. (a)	44,200	1,320,103
		7,078,666
MALAYSIA (1.6%)
Consumer Staples (1.6%)
Carlsberg Brewery Malaysia Bhd	333,400	1,158,754
MEXICO (1.5%)
Industrials (1.5%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	69,600	1,108,018
NEW ZEALAND (1.2%)
Industrials (1.2%)
Auckland International Airport Ltd. (a)	187,000	880,688
SINGAPORE (2.3%)
Health Care (2.3%)
Raffles Medical Group Ltd. (a)	1,595,451	1,724,944
SOUTH AFRICA (3.0%)
Consumer Staples (3.0%)
Clicks Group Ltd.	238,800	2,222,631
SPAIN (1.8%)
Consumer Staples (1.8%)
Viscofan SA (a)	27,700	1,304,159

See accompanying Notes to Financial Statements.

Annual Report 2016

Statement of Investments (concluded)

October 31, 2016

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
SWITZERLAND (7.4%)
Consumer Staples (2.4%)
Barry Callebaut AG (a)(b)	1,440	$1,793,263
Industrials (3.2%)
Kaba Holding AG, Class B (a)(b)	3,400	2,362,603
Information Technology (1.8%)
Temenos Group AG (a)(b)	20,000	1,291,630
		5,447,496
THAILAND (3.8%)
Real Estate (2.3%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	3,226,800	1,687,276
Utilities (1.5%)
Electricity Generating PCL, Foreign Shares (a)	202,500	1,127,032
		2,814,308
UNITED KINGDOM (22.4%)
Consumer Discretionary (4.1%)
Dignity PLC (a)	20,100	651,877
Fuller Smith & Turner PLC, Class A (a)	86,600	1,103,808
Millennium & Copthorne Hotels PLC (a)	223,000	1,222,813
		2,978,498
Energy (1.5%)
John Wood Group PLC (a)	118,200	1,110,982
Financials (1.1%)
Rathbone Brothers PLC	38,500	840,693
Health Care (2.5%)
Dechra Pharmaceuticals PLC	110,000	1,810,909
Industrials (7.9%)
Rotork PLC (a)	587,700	1,466,169
Spirax-Sarco Engineering PLC (a)	20,100	1,083,694
Ultra Electronics Holdings PLC (a)	68,800	1,563,254
Weir Group PLC (The) (a)	80,600	1,674,286
		5,787,403
Information Technology (1.4%)
AVEVA Group PLC (a)	46,600	1,049,230
Materials (3.9%)
Croda International PLC (a)	33,400	1,428,345
Victrex PLC (a)	67,200	1,439,023
		2,867,368
		16,445,083
Total Common Stocks		72,924,461
SHORT-TERM INVESTMENT (0.8%)
UNITED STATES (0.8%)
State Street Institutional U.S. Government Money Market Fund (d)	581,817	581,817
Total Short-Term Investment		581,817
Total Investments (Cost $67,286,095) (e)—99.9%		73,506,278

Other assets in excess of liabilities—0.1%		48,729
Net Assets—100.0%		$73,555,007

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of October 31, 2016, security is a closed-end fund incorporated in Thailand.
(d)	Registered investment company advised by State Street Global Advisors.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2016 Annual Report

Aberdeen Japanese Equities Fund (Unaudited)

The Aberdeen Japanese Equities Fund (Institutional Class shares net of fees) returned 10.50% from the date of its inception on November 30, 2015, to the end of the reporting period on October 31, 2016, versus the 5.74% return of its benchmark, the Tokyo Stock Price Index (TOPIX), during the same period. For broader comparison, the average return of the Fund’s peer category of Japanese Funds (comprising 33 funds), as measured by Lipper, Inc., was 6.01% for the period.

Japanese equities rose during the reporting period, buoyed by a weaker yen, as well as upbeat economic data in both the U.S. and domestically. The market weathered apprehension ahead of the U.S. presidential election, a likely rate hike by the U.S. Federal Reserve (Fed) in December, and UK Prime Minister Theresa May’s resolve to start formal Brexit1 negotiations in March 2017, which had sent the sterling to a 31-year low against the U.S. dollar in October 2016. In economic news, leading indicators2 rose to their highest levels in nearly a year, led by the manufacturing sector. Bank lending rose in September 2016, while the jobless rate eased. Lower energy prices and the stronger yen accounted for not only a positive trade balance as the consequent slump in imports outweighed the decline in exports, they also compelled inflation to retreat. Meanwhile, household spending slid by more than the market had anticipated and economic sentiment slipped unexpectedly in September 2016, according to the Japanese government’s Economy Watchers’ Survey.

Earlier in the reporting period, investor sentiment had been dampened by the sell-off in Chinese equities, the continued decline in the oil price, and worries over the health of the global economy. Also weighing on share prices was the spike in the yen after the Fed switched gears and announced a more measured approach to interest-rate hikes. Mitigating these negative factors were the European Central Bank’s package of fresh monetary stimulus and the Bank of Japan’s (BoJ’s) move to impose negative interest rates. The UK’s unexpected vote to exit the European Union also reverberated across global financial markets. The yen strengthened subsequently in the ensuing flight to safety and on hopes that the BoJ would unleash substantial stimulus.

Fund performance for the reporting period benefited from the holding in Daito Trust Construction Co. The real estate company reported better-than-expected profits, bolstered by effective cost controls and increased demand to build rental houses on the back of a low interest rate environment, in addition to the need to reduce inheritance tax payments (which would provide prospective homebuyers with more funds for down payments). The Fund’s holding in Shin-Etsu Chemical Co. also contributed to performance. The company’s results benefited from its polyvinyl chloride (PVC) business, which saw significant profit growth attributable to lower costs, along with solid contributions from its specialty chemicals, electronics and functional materials businesses. Manufacturing company Keyence reported better-than-expected full-year 2016 results, with strong sales across all regions on the back of brisk demand for factory automation.

In contrast, the Fund’s position in Aeon Financial Services detracted from performance over the reporting period. In an effort to repay debt, the company will raise funds via a public offering, third-party allocation,3 and a convertible bond issue. We believe that this may potentially result in the significant dilution4 of existing stakeholdings of minority shareholders. We are disappointed by Aeon’s decision and have engaged with management in an effort to understand and discuss the move. The position in diversified financial services company Concordia Financial Group also weighed on Fund performance, as its shares declined following by the BoJ’s decision to maintain its negative interest-rate policy. We believe that this is likely to continue to hurt the banking sector via lower net-interest margins. Finally, retailer Seven & i Holdings lowered its full-year 2016 forecast for net profits, largely due to impairment5 losses from its struggling department store and general-merchandise store businesses. However, the company took further steps to restructure its businesses.

In portfolio activity over the reporting period, we initiated a holding in systems integrator SCSK Corp., which has a significant presence in the financials, manufacturing and distribution sectors. We believe that the company’s mid- to long-term growth potential appears promising, as it shifts towards a larger proportion of fee-generating projects, and given its vigilance in keeping its projects profitable. The business is also backed by a robust balance sheet and stable cash flow-generation, in our opinion. We also established a new position in snack-food maker Calbee, as we think that its experienced management has been gaining market share through product innovation, underpinning the solid domestic growth. The company is also expanding overseas, particularly to the U.S., UK and Asia through joint ventures. Backed by a sturdy balance sheet, clear operational targets and a good track record, we believe that the company should continue to perform well over the longer term. In contrast, we participated in Kansai Paint’s share repurchase, taking partial profits in the stock after a period of strong stock price performance.

Republican Donald Trump won the U.S. presidential election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. Looking ahead, we believe that Trump’s presidency may mean greater uncertainty for Japan. His campaign rhetoric against global trade, as well as his stance on the U.S.’s traditional security alliances across northeast Asia, rattled Japanese politicians and businesses. Nevertheless, the president-elect met with Japan’s Prime Minister Shinzo Abe shortly after the election, which we believe is an indication that Trump may opt for a pragmatic policy approach. We think that the medium-term outlook appears mixed, however. While the implications of a stronger U.S. dollar and

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.
2	Leading economic indicators comprise measurable economic factors that change before the economy starts to follow a particular pattern or trend.
3	Under a third-party allocation, a company issues shares of stock directly to designated investors or shareholders.
4	Dilution is a reduction in the ownership percentage of a share of stock caused by the issuance of new shares.
5	Impairment is a permanent reduction in the value of a company’s asset.

Annual Report 2016

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

the consequently weaker yen may improve the competitiveness of Japanese exporters, rising trade barriers and withdrawals from or weakening of trade agreements may undo such potential benefits, in our view. In comparison, Japanese companies with existing operations in the U.S. may potentially benefit from Trump’s commitment to spend more on domestic infrastructure.

Within the Fund, there is a modest portion of holdings with segments of their operations based in the U.S.; these companies are likely to escape largely unscathed from the adverse trade policies of the Trump administration, in our opinion. We believe that the remainder of the Fund’s holdings are well-placed despite this uncertain backdrop, even with the companies’ geographic business exposure divided equally between Japan and the rest of the world. In our view, this is attributable to their global operations, solid balance sheets and agility in adapting to changing economic conditions that should help insulate them from the impact of these challenges.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

Aberdeen Japanese Equities Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2016)		Inception†[1]
Class A	w/o SC	10.27%
	w/SC2	3.93%
Class C	w/o SC	9.50%
	w/SC3	8.50%
Class R4	w/o SC	10.05%
Institutional Service Class[4]	w/o SC	10.50%
Institutional Class[4]	w/o SC	10.50%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 30, 2015.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2016

Aberdeen Japanese Equities Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of October 31, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional shares of the Aberdeen Japanese Equities Fund, the Tokyo Stock Price Index (TOPIX) and the Consumer Price Index (CPI) from inception to October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

TOPIX is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. TOPIX shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	96.7%
Short-Term Investment	1.6%
Other assets in excess of liabilities	1.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	21.9%
Consumer Staples	14.4%
Consumer Discretionary	14.1%
Information Technology	11.4%
Health Care	9.2%
Materials	8.8%
Financials	7.5%
Real Estate	4.8%
Telecommunication Services	4.6%
Other	3.3%
100.0%

Top Holdings*
Keyence Corp.	6.6%
Shin-Etsu Chemical Co. Ltd.	6.1%
Japan Tobacco, Inc.	4.8%
KDDI Corp.	4.6%
Amada Holdings Co. Ltd.	4.5%
Seven & i Holdings Co. Ltd.	4.5%
Nabtesco Corp.	4.3%
East Japan Railway Co.	3.9%
Toyota Motor Corp.	3.6%
Daikin Industries Ltd.	3.4%
Other	53.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	96.7%
United States	1.6%
Other	1.7%
100.0%

2016 Annual Report

Statement of Investments

October 31, 2016

Aberdeen Japanese Equities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.7%) (a)
JAPAN (96.7%)
Consumer Discretionary (14.1%)
Asics Corp.	900	$19,205
Denso Corp.	400	17,406
Honda Motor Co. Ltd.	800	23,937
Rinnai Corp.	200	19,213
Sekisui House Ltd.	600	9,914
Shimano, Inc.	100	17,098
Toyota Motor Corp.	700	40,605
USS Co. Ltd.	600	10,148
		157,526
Consumer Staples (14.4%)
Calbee, Inc.	300	10,885
Japan Tobacco, Inc.	1,400	53,228
Pigeon Corp.	900	25,320
Seven & i Holdings Co. Ltd.	1,200	50,087
Unicharm Corp.	900	21,401
		160,921
Financials (7.5%)
AEON Financial Service Co. Ltd.	1,100	19,365
Concordia Financial Group Ltd.	3,300	15,301
Japan Exchange Group, Inc.	1,000	14,848
Suruga Bank Ltd.	1,400	34,178
		83,692
Health Care (9.2%)
Astellas Pharma, Inc.	2,500	37,104
Chugai Pharmaceutical Co. Ltd.	1,100	37,486
Sysmex Corp.	400	27,721
		102,311
Industrials (21.9%)
Amada Holdings Co. Ltd.	4,400	50,121
Daikin Industries Ltd.	400	38,332
East Japan Railway Co.	500	44,014
FANUC Corp.	200	36,617
Makita Corp.	400	27,656
Nabtesco Corp.	1,600	47,787
		244,527
Information Technology (11.4%)
Canon, Inc.	700	20,110
Keyence Corp.	100	73,309
SCSK Corp.	300	11,191
Yahoo Japan Corp.	5,900	22,632
		127,242
Materials (8.8%)
Kansai Paint Co. Ltd.	1,400	30,086
Shin-Etsu Chemical Co. Ltd.	900	68,239
		98,325
Real Estate (4.8%)
Daito Trust Construction Co. Ltd.	200	33,516
Mitsubishi Estate Co. Ltd.	1,000	19,875
		53,391
Telecommunication Services (4.6%)
KDDI Corp.	1,700	51,669
		1,079,604
Total Common Stocks		1,079,604
SHORT-TERM INVESTMENT (1.6%)
UNITED STATES (1.6%)
State Street Institutional U.S. Government Money Market Fund (b)	17,194	17,194
Total Short-Term Investment		17,194
Total Investments (Cost $1,005,730) (c)—98.3%		1,096,798

Other assets in excess of liabilities—1.7%		19,353
Net Assets—100.0%		$1,116,151

(a)	All securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

Annual Report 2016

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

The Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 9.70% from the date of its inception on February 29, 2016, to the end of the reporting period on October 31, 2016, versus 12.97% for its benchmark, the Russell Midcap Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Mid-Cap Core Funds (consisting of 159 funds), as measured by Lipper, Inc., was 9.71% for the period.

Major North American equity market indices posted strong gains despite numerous bouts of volatility during the period of February 29, 2016 to October 31, 2016. The primary drivers of the market’s performance were a sharp rebound following a strong sell-off that extended from 2015 into 2016, higher energy prices and the outlook for the sector, continued speculation regarding U.S. Federal Reserve (Fed) monetary policy, and generally positive economic data reports. There were also several spikes in volatility surrounding events such as uncertainty created by Brexit1 and, particularly later in the period, concerns regarding the pending U.S. presidential election in early November 2016. Mid-cap stocks, as measured by the Russell Midcap Index, rose 12.97% for the reporting period. All sectors ended the period in positive territory with particular strength in the energy, information technology and materials sectors.

On the economic front, the U.S. Department of Commerce reported that gross domestic product (GDP) expanded by an increasing amount in each of the quarters covered by the reporting period, rising. 0.8%, 1.4% and 2.9% for the first three quarters of 2016, respectively. Upturns in consumer spending and exports offset the negative impact of a decline in residential fixed investment and an increase in imports (which are subtracted from GDP) over the period. According to the U.S. Department of Labor, the U.S. economy added an average of approximately 173,000 jobs per month over the 12-month reporting period, and the unemployment rate dipped 0.1% to 4.9%. Furthermore, while the labor force participation rate2 rose 0.3 percentage point over the reporting period, it has remained virtually flat over the past three years as more jobseekers have entered the market. There was an abundance of market speculation that the data-dependent Fed, with such a strong set of economic indicators, would raise the federal funds rate at its meeting in December 2016.

The Fund underperformed relative to its benchmark, the Russell Midcap Index, for the reporting period. Fund performance was hindered largely by stock selection in the energy and financials sectors, as well as lack of exposure in the strong-performing energy sector. The most notable detractors from performance among individual holdings were Genpact, a provider of digitally powered business process management and services; medical device maker Globus Medical; and energy services company Core Laboratories.

Genpact’s results were hampered by a decline in its customers’ discretionary technology spending. Consequently, the company’s IT outsourcing business weakened and management lowered its earnings guidance for the full 2016 fiscal year. On the positive side, Genpact continued to grow its non-General Electric (GE) client business (Genpact was spun off of GE, which remains Genpact’s largest customer). Globus Medical’s quarterly results over the reporting period were hindered by poor salesforce productivity and hiring issues that caused management to reduce its growth outlook for the full 2016 fiscal year. Globus Medical continued to deliver new products and made a small acquisition during this period. The ongoing weakness in oil prices had a negative impact on the demand for Core Laboratories’ products and services over the reporting period. Similar to other service providers for the energy industry, Core Laboratories’ management has begun to see a recovery in the company’s end-market demand.

Overall positioning in the consumer discretionary sector and stock selection in the consumer staples sector enhanced Fund performance for the reporting period. The largest individual stock contributors included specialty apparel retailer PVH Corp., life sciences company FEI Company, and International Flavors & Fragrances.

PVH Corp. posted generally positive results over the reporting period. The company benefited mainly from strength in its Calvin Klein and Tommy Hilfiger brands and international business, as well as higher operating margins. In May 2016, Thermo Fisher Scientific (in which the Fund has no position) announced an agreement to acquire FEI Company for a 14% premium to FEI’s stock price at that time. We subsequently exited the position. During the reporting period, International Flavors & Fragrances (IFF) benefited from higher revenues in both its fine fragrances and consumer fragrances segments, continued margin improvement, as well as the positive contributions of acquisitions of Ottens Flavors and Lucas Meyer Cosmetics, which IFF acquired in May and July 2015, respectively. These positive factors offset relative weakness in the company’s flavors business and in the Europe, Middle East and Africa region.

Following the Fund’s launch, the Aberdeen North American Equity team initiated and exited a relatively small number of holdings, continuing our search for what we believe are solidly managed, high-quality companies. We established new holdings in CDW Corp., a provider of integrated technology solutions; Manhattan Associates, a developer and provider of supply chain commerce solutions; and egg producer Cal-Maine Foods. In addition to selling the Fund’s shares in FEI Company as previously noted, we exited the position in Sherwin-Williams Co., a retailer and distributor of paint, coatings and related products, due to our concerns about the impact of a pending acquisition of Valspar.

In our view, Donald Trump’s unexpected victory over Hillary Clinton in the U.S. presidential election in early November was another example of a spate of movements against the status quo, which we have seen play out globally in 2016. As with the UK Brexit1 referendum, it appeared that the electorate voted against the “establishment” as the Trump campaign promised meaningful changes to regulation, trade policy and an increase in infrastructure improvement funding within the U.S. The markets swiftly priced in

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.
2	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

2016 Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

many of the possible changes that had been proposed, boosting the U.S. dollar and companies that will likely benefit from government fiscal stimulus or looser regulation. Following the election, the 5-year, 5-year forward inflation expectation rate3 (a key Fed decision input data point) moved sharply higher and the U.S. Treasury yield curve steepened, indicating expectations of higher interest rates. This environment should benefit financial companies, particularly banks. Shares of global companies have had more mixed results given Trump’s tough stance on trade policies. Infrastructure and defense company stocks have performed well, reflecting Trump’s key spending initiatives. While we think that the political environment has the potential to prove beneficial for domestically oriented smaller U.S. companies, we continue to look for businesses that we believe create value without the need for help from fiscal stimulus. We believe that there is opportunity resulting from divergence in stock and sector returns that we witnessed in November and going forward. Our strategy is built with a balanced, bottom-up investment approach which we think could provide opportunities to take advantage of the large swings in stock prices.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3	The Fed’s 5-year, 5-year forward inflation expectation rate is the measure of an average rate of expected inflation over the five-year period that begins five years from the current date.

Annual Report 2016

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2016)		Inception†,1
Class A	w/o SC	9.50%
	w/SC2	3.21%
Class C	w/o SC	8.90%
	w/SC3	7.90%
Class R4	w/o SC	9.30%
Institutional Service Class[4]	w/o SC	9.70%
Institutional Class[4]	w/o SC	9.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on February 29, 2016.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2016 Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of October 31, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell Midcap® Index and the Consumer Price Index (CPI) from inception to October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	101.9%
Short-Term Investment	1.6%
Liabilities in excess of other assets	(3.5%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	20.0%
Information Technology	16.6%
Health Care	15.0%
Consumer Discretionary	12.7%
Financials	10.8%
Consumer Staples	10.1%
Real Estate	6.1%
Materials	4.9%
Utilities	3.5%
Energy	2.2%
Other	(1.9%	)
	100.0%

Annual Report 2016

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

Top Holdings*
M&T Bank Corp.	3.8%
BorgWarner, Inc.	3.3%
Rockwell Automation, Inc.	3.3%
Casey’s General Stores, Inc.	3.1%
Alliance Data Systems Corp.	3.0%
Molson Coors Brewing Co.	3.0%
PVH Corp.	3.0%
Analog Devices, Inc.	2.9%
PAREXEL International Corp.	2.8%
Tiffany & Co.	2.7%
Other	69.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	97.0%
Israel	2.3%
Netherlands	2.2%
Canada	2.0%
Other	(3.5%	)
	100.0%

2016 Annual Report

Statement of Investments

October 31, 2016

Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (101.9%)
CANADA (2.0%)
Industrials (2.0%)
Ritchie Bros Auctioneers, Inc.	617	$21,342
ISRAEL (2.3%)
Information Technology (2.3%)
Check Point Software Technologies Ltd. (a)	296	25,030
NETHERLANDS (2.2%)
Energy (2.2%)
Core Laboratories NV	251	24,339
UNITED STATES (95.4%)
Consumer Discretionary (12.7%)
BorgWarner, Inc.	1,022	36,628
Pool Corp.	179	16,572
PVH Corp.	303	32,415
Ross Stores, Inc.	377	23,578
Tiffany & Co.	410	30,102
		139,295
Consumer Staples (10.1%)
Cal-Maine Foods, Inc.	616	23,808
Casey’s General Stores, Inc.	302	34,123
Mead Johnson Nutrition Co.	267	19,964
Molson Coors Brewing Co.	313	32,493
		110,388
Financials (10.8%)
Bank of the Ozarks, Inc.	591	21,843
CBOE Holdings, Inc.	454	28,697
M&T Bank Corp.	338	41,483
Moody’s Corp.	265	26,638
		118,661
Health Care (15.0%)
Baxter International, Inc.	619	29,458
Cerner Corp. (a)	499	29,232
Globus Medical, Inc., Class A (a)	1,193	26,401
Mettler-Toledo International, Inc. (a)	60	24,245
PAREXEL International Corp. (a)	524	30,528
Teleflex, Inc.	171	24,475
		164,339
Industrials (18.0%)
CH Robinson Worldwide, Inc.	335	22,820
Equifax, Inc.	220	27,273
Kansas City Southern	319	27,995
Republic Services, Inc.	458	24,105
Rockwell Automation, Inc.	301	36,036
Snap-on, Inc.	194	29,895
Verisk Analytics, Inc. (a)	365	29,766
		197,890
Information Technology (14.3%)
Alliance Data Systems Corp. (a)	160	32,715
Analog Devices, Inc.	490	31,409
CDW Corp.	510	22,904
Genpact Ltd. (a)	1,219	28,025
Manhattan Associates, Inc. (a)	400	20,256
Paychex, Inc.	400	22,080
		157,389
Materials (4.9%)
International Flavors & Fragrances, Inc.	219	28,641
Sonoco Products Co.	500	25,145
		53,786
Real Estate (6.1%)
Digital Realty Trust, Inc., REIT	249	23,264
Healthcare Realty Trust, Inc., REIT	700	22,323
Jones Lang LaSalle, Inc.	221	21,404
		66,991
Utilities (3.5%)
American Water Works Co., Inc.	226	16,733
CMS Energy Corp.	518	21,834
		38,567
		1,047,306
Total Common Stocks		1,118,017
SHORT-TERM INVESTMENT (1.6%)
UNITED STATES (1.6%)
State Street Institutional U.S. Government Money Market Fund (b)	17,982	17,982
Total Short-Term Investment		17,982
Total Investments (Cost $1,063,381) (c)—103.5%		1,135,999

Liabilities in excess of other assets—(3.5)%		(38,563)
Net Assets—100.0%		$1,097,436

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Annual Report 2016

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

The Aberdeen U.S. Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 2.63% for the 12-month period ended October 31, 2016, versus the 4.24% return of its benchmark, the Russell 3000 Index, and 4.51% for the broader-market Standard and Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Multi-Cap Core Funds (consisting of 292 funds), as measured by Lipper, Inc., was 1.54% for the period.

Major North American equity market indices posted modest gains despite numerous periods of volatility over the 12-month period ended October 31, 2016. The primary catalysts of the market’s performance were continued speculation regarding U.S. Federal Reserve (Fed) monetary policy, generally positive economic data reports and, particularly later in the period, uncertainty regarding the pending U.S. presidential election. Shares of large-cap companies, as measured by the broader-market S&P 500 Index, returned 4.51%, modestly outperforming the 4.10% return of their small-cap counterparts, as represented by the Russell 2000 Index, as well as the 4.23% gain of the Russell Midcap Index, the mid-cap equity market benchmark. The utilities and telecommunication services sectors garnered double-digit returns and were the strongest performers within the Russell 3000 Index over the reporting period, while the healthcare and consumer discretionary sectors lost ground and were the most notable market laggards.

Shortly after the end of the reporting period in early November, Republican Donald Trump won the U.S. presidential election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. The outcome of the election was widely unexpected, as Clinton led most major polls for much of the campaign. Regarding monetary policy, the Fed raised its benchmark interest rate by 25 basis points (bps) to a range of 0.25-0.50% at its meeting in December 2015, and subsequently left the rate unchanged over the next ten months, noting the pick-up in economic activity and steady job gains. However, the decisions following the Fed’s meetings in July, September and November 2016, were not unanimous, as several Fed governors voted for an increase of 25 bps.

On the economic front, the U.S. Department of Commerce reported that gross domestic product (GDP) expanded by 0.9%, 0.8%, 1.4% and 2.9% for the fourth quarter of 2015 and the first three quarters of 2016, respectively. Upturns in consumer spending and exports offset the negative impact of a decline in residential fixed investment and an increase in imports (which are subtracted from GDP) over the period. According to the U.S. Department of Labor, the U.S. economy added an average of approximately 173,000 jobs per month over the 12-month reporting period, and the unemployment rate dipped 0.1% to 4.9%. Furthermore, while the labor participation rate1 rose 0.3% over the reporting period, it has remained virtually flat over the past three years as more jobseekers have entered the market.

Fund performance for the reporting period was hampered primarily by stock selection in the information technology sector and overall positioning in the consumer staples and financials sectors. The largest individual stock detractors from performance were IT services provider Cognizant Technology Solutions, Arkansas-based Bank of the Ozarks and biopharmaceutical firm Gilead Sciences.

Shares of Cognizant Technology underperformed relative to those of its peers as the company faced questions about the pace of revenue growth. Additionally, towards the end of the reporting period, Cognizant’s president, Gordon Coburn, resigned following an internal investigation into whether certain payments the company made relating to facilities in India were in violation of the U.S. Foreign Corrupt Practices Act. We retain the position with an understanding that the issues involved were narrowly focused and not indicative of larger problems at the firm. While Bank of the Ozarks benefited from generally higher interest margins over the period, its strong loan growth rate began to slow, modestly reducing its valuation. We still believe that Bank of the Ozarks is one of the better-run banks in the country and may potentially benefit from any improvement in lending growth or a higher interest-rate environment. Shares of Gilead Sciences moved lower during the reporting period, hampered mainly by declining sales of its Hepatitis C franchise, which has been partially offset by acceleration in its industry-leading HIV treatment franchise.

Conversely, stock selection in the industrials and consumer discretionary sectors bolstered Fund performance for the reporting period. The most notable contributors among individual holdings included semiconductor manufacturer Texas Instruments, specialty apparel retailer PVH Corp. and diversified healthcare company Baxter International. Texas Instruments’ quarterly results over the period were bolstered by record-high margins attributable mainly to a reduction in manufacturing costs and a switch in production from 200- to 300-millimeter semiconductor wafers. There was particular strength in its automotive and industrial market segments, which in our opinion highlights its well diversified end markets. PVH Corp. posted generally positive results during the reporting period. The company benefited mainly from strength in its Calvin Klein and Tommy Hilfiger brands and international business, which offset relative weakness in its Heritage brand. In our view, the company has been executing well fundamentally, despite encountering a stiff revenue headwind from the strong U.S. dollar over the latter half of the reporting period. Baxter International recorded healthy revenue growth in its hospital products segment and its U.S. business over the reporting period. The company also benefited from higher operating margins attributable to expense controls.

During the reporting period, we initiated positions in consumer credit reporting services provider Equifax; Richie Brothers Auctioneers, an auctioneer of industrial equipment; Alliance Data Systems, a provider of data-driven marketing and loyalty solutions; and Manhattan Associates, a developer and provider of supply chain commerce solutions. We exited the Fund’s positions in analytics software company Fair Isaac Corp. (FICO); Compass Minerals International, the largest rock-salt producer in North America and the UK; and swimming pool supplies distributor Pool Corp.

1	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

2016 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

In our view, Donald Trump’s unexpected upset of Hillary Clinton in early November was another example of a spate of protests against the status quo, which we have seen play out globally in 2016. As with the UK Brexit2 referendum, it appeared that many people voted against the “establishment” as the Trump campaign promised meaningful changes to regulation, trade policy and an increase in infrastructure improvement funding within the U.S. The markets swiftly priced in many of the possible changes that had been proposed, boosting the U.S. dollar and companies that will likely benefit from government fiscal stimulus or looser regulation. Shares of global companies have had more mixed results given Trump’s tough stance on trade policies, while infrastructure and defense company stocks have performed well, reflecting Trump’s key spending initiatives. Financial stocks also moved higher on conjecture of a possible rollback of regulations and the prospects for inflation and, consequently, higher interest rates. These factors have led to further expansion of the valuations of small-cap companies. While we think that the environment has the potential to prove beneficial for domestically oriented smaller companies, we do not expect a verbatim enactment of the entire list of campaign promises. Nonetheless, we believe that there are opportunities resulting from likely continued volatility and, in particular, divergence in stock and sector returns that we witnessed in November and going forward. Our strategy is built with a balanced, bottom-up investment approach which we think could provide opportunities to take advantage of the large swings in stock prices.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Annual Report 2016

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	2.25%		9.49%	5.69%
	w/SC2	(3.60%	)	8.21%	5.07%
Class C	w/o SC	1.56%		8.70%	4.96%
	w/SC3	0.60%		8.70%	4.96%
Class R4	w/o SC	1.95%		9.23%	5.48%
Institutional Service Class[4,5]	w/o SC	2.52%		9.74%	5.98%
Institutional Class[4]	w/o SC	2.63%		9.83%	6.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). In addition, after February 28, 2009, the Predecessor Fund changed its investment style and became diversified. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

2016 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	98.1%
Short-Term Investment	2.2%
Liabilities in excess of other assets	(0.3%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	17.8%
Financials	16.6%
Information Technology	14.8%
Consumer Staples	13.2%
Health Care	11.3%
Consumer Discretionary	10.6%
Materials	7.2%
Energy	6.6%
Other	1.9%
100.0%

Top Holdings*
M&T Bank Corp.	3.9%
Visa, Inc., Class A	3.6%
Intercontinental Exchange, Inc.	3.2%
Oracle Corp.	3.1%
Costco Wholesale Corp.	3.1%
Casey’s General Stores, Inc.	3.0%
PVH Corp.	2.9%
PAREXEL International Corp.	2.8%
BorgWarner, Inc.	2.8%
Verisk Analytics, Inc.	2.7%
Other	68.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	94.5%
Canada	4.0%
Netherlands	1.8%
Other	(0.3%	)
	100.0%

Annual Report 2016

Statement of Investments

October 31, 2016

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.1%)
CANADA (4.0%)
Industrials (4.0%)
Canadian National Railway Co.	131,642	$8,276,332
Ritchie Bros Auctioneers, Inc.	147,552	5,103,824
		13,380,156
NETHERLANDS (1.8%)
Energy (1.8%)
Core Laboratories NV	62,715	6,081,473
UNITED STATES (92.3%)
Consumer Discretionary (10.6%)
BorgWarner, Inc.	259,690	9,307,289
Comcast Corp., Class A	133,377	8,245,366
PVH Corp.	93,017	9,950,959
TJX Cos., Inc. (The)	114,985	8,480,144
		35,983,758
Consumer Staples (13.2%)
Casey’s General Stores, Inc.	91,179	10,302,315
Costco Wholesale Corp.	70,771	10,464,908
CVS Health Corp.	100,150	8,422,615
Estee Lauder Cos., Inc. (The), Class A	80,456	7,010,131
Philip Morris International, Inc.	90,483	8,726,181
		44,926,150
Energy (4.8%)
EOG Resources, Inc.	99,935	9,036,123
Schlumberger Ltd.	94,466	7,390,075
		16,426,198
Financials (16.6%)
American International Group, Inc.	132,325	8,164,453
Bank of the Ozarks, Inc.	192,220	7,104,451
Charles Schwab Corp. (The)	285,063	9,036,497
Intercontinental Exchange, Inc.	39,844	10,773,419
M&T Bank Corp.	107,800	13,230,294
Moody’s Corp.	81,383	8,180,619
		56,489,733
Health Care (11.3%)
Baxter International, Inc.	167,000	7,947,530
Gilead Sciences, Inc.	85,399	6,287,928
Globus Medical, Inc., Class A (a)	351,473	7,778,098
PAREXEL International Corp. (a)	160,981	9,378,753
Teleflex, Inc.	49,624	7,102,683
		38,494,992
Industrials (13.8%)
Deere & Co.	103,261	9,117,946
Equifax, Inc.	62,153	7,705,107
Lockheed Martin Corp.	20,783	5,120,516
RBC Bearings, Inc. (a)	97,701	6,970,966
Rockwell Automation, Inc.	75,459	9,033,952
Verisk Analytics, Inc. (a)	112,009	9,134,334
		47,082,821
Information Technology (14.8%)
Alliance Data Systems Corp. (a)	26,453	5,408,845
Cognizant Technology Solutions Corp., Class A (a)	153,099	7,861,634
Manhattan Associates, Inc. (a)	101,194	5,124,464
Oracle Corp.	272,788	10,480,515
Texas Instruments, Inc.	127,991	9,068,162
Visa, Inc., Class A	149,563	12,340,443
		50,284,063
Materials (7.2%)
Ecolab, Inc.	77,200	8,813,924
Praxair, Inc.	72,742	8,515,179
Sensient Technologies Corp.	94,443	7,036,948
		24,366,051
		314,053,766
Total Common Stocks		333,515,395
SHORT-TERM INVESTMENT (2.2%)
UNITED STATES (2.2%)
State Street Institutional U.S. Government Money Market Fund (b)	7,522,891	7,522,891
Total Short-Term Investment		7,522,891
Total Investments (Cost $301,872,661) (c)—100.3%		341,038,286

Liabilities in excess of other assets—(0.3)%		(874,520)
Net Assets—100.0%		$340,163,766

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2016 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

As of February 29, 2016, the Fund’s investment strategy changed and its name changed from Aberdeen Small Cap Fund to Aberdeen U.S. Small Cap Equity Fund.

The Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned 8.18% for the 12-month period ended October 31, 2016, versus 4.11% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Small-Cap Core Funds (consisting of 307 funds), as measured by Lipper, Inc., was 3.01% for the period.

Major North American equity market indices posted modest gains despite numerous periods of volatility over the 12-month period ended October 31, 2016. The primary catalysts of the market’s performance were continued speculation regarding U.S. Federal Reserve (Fed) monetary policy, generally positive economic data reports and, particularly later in the period, uncertainty regarding the pending U.S. presidential election. Shares of small-cap companies, as measured by the Russell 2000 Index, rose 4.11% for the reporting period, but modestly underperformed the 4.51% return of the broader-market Standard and Poor’s (S&P) 500 Index. The materials and utilities sectors posted the highest returns within the Russell 2000 Index for the period. Conversely, energy and healthcare were the weakest-performing sectors.

Shortly after the end of the reporting period in early November, Republican Donald Trump won the U.S. presidential election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. The outcome of the election was widely unexpected, as Clinton led most major polls for much of the campaign. Regarding monetary policy, the Fed raised its benchmark interest rate by 25 basis points (bps) to a range of 0.25-0.50% at its meeting in December 2015, and subsequently left the rate unchanged over the next ten months, noting the pick-up in economic activity and steady job gains. However, the decisions following the Fed’s meetings in July, September and November 2016 were not unanimous, as several Fed governors voted for an increase of 25 bps. Following the presidential election, the market began to anticipate that the Fed would raise the federal funds rate at its meeting in December 2016.

On the economic front, the U.S. Department of Commerce reported that gross domestic product (GDP) expanded by 0.9%, 0.8%, 1.4% and 2.9% for the fourth quarter of 2015 and the first three quarters of 2016, respectively. Upturns in consumer spending and exports offset the negative impact of a decline in residential fixed investment and an increase in imports (which are subtracted from GDP) over the period. According to the U.S. Department of Labor, the U.S. economy added an average of approximately 173,000 jobs per month over the 12-month reporting period, and the unemployment rate dipped 0.1% to 4.9%. Furthermore, while the labor participation rate1 rose 0.3% over the reporting period, it has remained virtually flat over the past three years as more jobseekers have entered the market.

Stock selection historically has been the primary driver of the Fund’s outperformance versus its benchmark, the Russell 2000 Index. The Fund’s relative performance for the reporting period benefited mainly from strong stock selection in the information technology and industrials sectors. The largest individual stock contributors included building products manufacturer Gibraltar Industries, life sciences company FEI Company and industrial fuse-maker Littelfuse. While revenue growth has been difficult to achieve, Gibraltar Industries reported positive results over the reporting period, as improved profitability was the result of management executing on its portfolio development as we have anticipated. Consequently, the company has upgraded its earnings guidance for the full 2016 fiscal year. In May 2016, Thermo Fisher Scientific (in which the Fund has no position) announced an agreement to acquire FEI Company for a 14% premium to FEI’s stock price at that time. We subsequently exited the position after discussing the proposed deal with company management. Littelfuse benefited from healthy year-over-year revenue growth during the reporting period, driven mainly by increased content in its automotive business as well as improvement in its electronics segment, driving strong profitability growth.

Conversely, stock selection in the materials and consumer staples sectors weighed on the Fund’s relative performance for the reporting period. The primary detractors among individual holdings were specialty apparel retailer G-III Apparel Group, egg producer Cal-Maine Foods, and hotel chain operator La Quinta Holdings. G-III Apparel Group’s quarterly results over the reporting period were hampered mainly by relative weakness in its Wilsons Leather stores and its G.H. Bass & Co. product line. Additionally, in late July 2016, the company announced the acquisition of Donna Karan from LVMH Moet Hennessy Louis Vuitton, which drove the stock price lower due to the dilutive2 impact of the deal on the company’s shares. Egg producer Cal-Maine Foods reported losses for the fourth quarter of its 2016 fiscal year and the first quarter of 2017 due to falling egg prices and lower business volumes. The company noted that egg inventory levels are an issue given lower wholesale demand and a decline in exports. The continued slowdown in La Quinta Holdings’ revenue growth over the reporting period was attributable to lower occupancy rates and enhanced competition.

During the reporting period, we initiated holdings in regional bank Glacier Bancorp; IT services provider ExlService Holdings; specialized electronic systems components manufacturer OSI Systems; integrated facility solutions provider ABM Industries; exchange-traded funds (ETF)-focused asset manager WisdomTree Investments; Ritchie Brothers Auctioneers, a Canadian company that is a global leader in industrial auctions; suspension manufacturer Fox Factory Holding, truck transportation company Heartland Express; IT services provider Insight Enterprises; and software developer Pegasystems. In addition to selling the Fund’s shares in FEI Company as noted previously, we

1	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.
2	Dilution is a reduction in the ownership percentage of a share of stock caused by the issuance of new shares.

Annual Report 2016

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

exited the positions in convenience-store operator Casey’s General Stores and MarketAxess Holdings, a provider of investment trading platforms, as the companies’ market capitalizations exceeded the Fund’s $5 billion market-cap threshold. We sold the Fund’s shares in waste management services provider Progressive Waste Solutions and payment-processing services provider Heartland Payment Systems, as both companies were targets of acquisitions during the period. Finally, we also exited holdings in Sabra Healthcare REIT and IT services provider Syntel.

Following the end of the reporting period, Donald Trump was elected as the 45th president of the U.S. in early November in another example of a vote against the status quo, in our opinion. As with the UK Brexit3 referendum, it appeared that many people voted against the “establishment” as the Trump campaign promised meaningful changes to regulation, trade policy and an increase in infrastructure improvement funding within the U.S. The markets swiftly priced in many of the possible changes that had been proposed, boosting the U.S. dollar and the stocks of companies that may benefit from government fiscal stimulus and/or less regulation. Those companies which compete on a global basis have had more mixed results as the Trump campaign suggested tougher trade policies, which helped the stocks of companies with strong foreign competition within the U.S. and hindered those which rely more on global trade. The anticipated shifts in policy are expected to drive economic growth, while increasing the potential for raising the national debt and eventually leading to higher inflation.

However, we feel that there are many unknowns that still need to be sorted out prior to the presidential inauguration on January 20, 2017, which leaves the risk of continued volatility in the markets. Our investment strategy is built with a balanced, bottom-up investment approach which we think could provide opportunities to take advantage of the large swings in stock prices seen thus far in November. While we do not expect a verbatim enactment of the entire list of campaign promises, we still see a lot of opportunity resulting from the market swings.

U.S. small-cap company valuations continued to rise during the third quarter of 2016, and then retreated somewhat in October. The expanded valuations in the market contrasted with corporate fundamentals, which remained broadly stable but lackluster. Our companies’ operating margins have leveled off, as much of the “low-hanging fruit” in terms of operational improvements have already occurred. Companies are balancing margins against investing in the business as they seek revenue growth.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

2016 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.85%	15.35%	6.11%
	w/SC2	1.66%	13.99%	5.48%
Class C	w/o SC	7.08%	14.56%	5.38%
	w/SC3	6.08%	14.56%	5.38%
Class R4	w/o SC	7.59%	15.08%	5.87%
Institutional Service Class[4]	w/o SC	8.14%	15.69%	6.44%
Institutional Class[4]	w/o SC	8.18%	15.72%	6.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2016

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Common Stocks	99.0%
Short-Term Investment	1.3%
Liabilities in excess of other assets	(0.3%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	22.7%
Financials	16.3%
Consumer Discretionary	13.5%
Information Technology	13.2%
Health Care	10.7%
Materials	10.2%
Consumer Staples	6.1%
Telecommunication Services	2.8%
Energy	1.9%
Real Estate	1.6%
Other	1.0%
100.0%

2016 Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

Top Holdings*
Beacon Roofing Supply, Inc.	3.0%
Littelfuse, Inc.	3.0%
Cal-Maine Foods, Inc.	2.8%
Shenandoah Telecommunications Co.	2.8%
Quaker Chemical Corp.	2.8%
Gibraltar Industries, Inc.	2.7%
PAREXEL International Corp.	2.7%
WSFS Financial Corp.	2.6%
US Ecology, Inc.	2.6%
Core-Mark Holding Co., Inc.	2.5%
Other	72.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	95.5%
Canada	4.8%
Other	(0.3%	)
	100.0%

Annual Report 2016

Statement of Investments

October 31, 2016

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.0%)
CANADA (4.8%)
Financials (2.5%)
Canadian Western Bank	1,491,620	$28,302,191
Industrials (2.3%)
Ritchie Bros Auctioneers, Inc.	773,887	26,768,752
		55,070,943
UNITED STATES (94.2%)
Consumer Discretionary (13.5%)
Core-Mark Holding Co., Inc.	820,182	28,993,434
Culp, Inc.	734,820	20,574,960
Drew Industries, Inc.	193,593	17,336,253
Fox Factory Holding Corp. (a)	730,553	15,853,000
G-III Apparel Group Ltd. (a)	829,440	21,664,973
Hibbett Sports, Inc. (a)	482,503	18,745,241
La Quinta Holdings, Inc. (a)	1,532,269	15,338,013
Pool Corp.	173,224	16,037,078
		154,542,952
Consumer Staples (6.1%)
Cal-Maine Foods, Inc.	849,447	32,831,126
J&J Snack Foods Corp.	175,577	21,446,731
WD-40 Co.	150,762	16,074,998
		70,352,855
Energy (1.9%)
Forum Energy Technologies, Inc. (a)	1,228,666	22,115,988
Financials (13.8%)
AMERISAFE, Inc.	372,208	20,694,765
Bank of the Ozarks, Inc.	643,131	23,770,122
Boston Private Financial Holdings, Inc.	1,924,683	25,309,581
Glacier Bancorp, Inc.	919,809	25,993,802
Univest Corp. of Pennsylvania	843,901	20,042,649
WisdomTree Investments, Inc.	1,437,347	12,332,437
WSFS Financial Corp.	856,830	30,031,892
		158,175,248
Health Care (10.7%)
Emergent BioSolutions, Inc. (a)	727,665	19,443,209
Globus Medical, Inc., Class A (a)	1,288,390	28,512,071
PAREXEL International Corp. (a)	516,618	30,098,164
Prestige Brands Holdings, Inc. (a)	534,602	24,206,778
US Physical Therapy, Inc.	346,192	19,698,325
		121,958,547
Industrials (20.4%)
ABM Industries, Inc.	504,027	19,697,375
Actuant Corp., Class A	1,006,034	22,434,558
Beacon Roofing Supply, Inc. (a)	829,800	34,884,792
Curtiss-Wright Corp.	273,119	24,476,925
Gibraltar Industries, Inc. (a)	794,737	30,915,269
Heartland Express, Inc.	779,920	14,350,528
Multi-Color Corp.	440,886	28,624,524
RBC Bearings, Inc. (a)	400,934	28,606,641
US Ecology, Inc.	701,982	29,658,739
		233,649,351
Information Technology (13.2%)
ExlService Holdings, Inc. (a)	534,321	23,526,154
Fair Isaac Corp.	240,056	28,969,958
Insight Enterprises, Inc. (a)	439,008	12,639,040
Littelfuse, Inc.	248,375	34,648,313
OSI Systems, Inc. (a)	332,572	23,323,274
Pegasystems, Inc.	392,731	12,135,388
Teradyne, Inc.	682,338	15,891,652
		151,133,779
Materials (10.2%)
Compass Minerals International, Inc.	218,224	15,679,394
Kaiser Aluminum Corp.	354,858	25,723,656
Quaker Chemical Corp.	293,551	31,556,733
Sensient Technologies Corp.	346,457	25,814,511
Silgan Holdings, Inc.	359,689	18,326,155
		117,100,449
Real Estate (1.6%)
Healthcare Realty Trust, Inc., REIT	562,164	17,927,410
Telecommunication Services (2.8%)
Shenandoah Telecommunications Co.	1,207,474	31,877,314
		1,078,833,893
Total Common Stocks		1,133,904,836
SHORT-TERM INVESTMENT (1.3%)
UNITED STATES (1.3%)
State Street Institutional U.S. Government Money Market Fund (b)	14,764,752	14,764,752
Total Short-Term Investment		14,764,752
Total Investments (Cost $1,132,784,957) (c)—100.3%		1,148,669,588

Liabilities in excess of other assets—(0.3)%		(3,749,907)
Net Assets—100.0%		$1,144,919,681

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Assets and Liabilities

October 31, 2016

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund
Assets:
Investments, at value	$14,578,810	$14,212,645	$7,770,224,073	$59,359,506		$85,535,099
Short-term investments, at value	150,052	214,463	200,531,487	10,646,044		3,417,398

Total investments	14,728,862	14,427,108	7,970,755,560	70,005,550		88,952,497

Cash	–	–	–	35,583,721	*	–
Foreign currency, at value	30,168	171,837	1,765,303	–		–
Cash at broker for China A shares	–	1,246	–	–		–
Interest and dividends receivable	7,511	9,225	9,325,441	33,680		132,995
Receivable for investments sold	31,099	–	3,586,484	–		2,756,363
Receivable for capital shares issued	390	3,967	5,039,706	85,297		10,862
Receivable from Adviser	–	12,632	236,983	3,412		7,503
Tax reclaim receivable	–	–	742,240	–		280,226
Other receivables	20,664	5,844	20,806	4,666		5,671
Prepaid expenses	25,490	30,439	251,937	27,918		35,247

Total assets	14,844,184	14,662,298	7,991,724,460	105,744,244		92,181,364

Liabilities:
Due to custodian	–	–	818,371	21,192		–
Payable for investments purchased	10,576	–	5,910,526	3,015,959		–
Payable for capital shares redeemed	1,765	9,890	5,496,076	69,603		4,591,740
Payable for dividends on securities sold short	–	–	–	26,786		–
Accrued foreign capital gains tax	10,248	–	10,614,605	–		89,356
Securities sold short, at value	–	–	–	31,787,874		–
Payable for brokers related expenses for securities sold short	–	–	–	8,176		–
Accrued expenses and other payables:
Investment advisory fees	44,970	15,706	6,056,164	69,576		70,808
Custodian fees	5,743	2,121	697,741	2,444		3,520
Administration fees	1,006	1,005	538,326	4,840		6,294
Sub-transfer agent and administrative services fees	1,141	2,165	471,843	8,138		7,678
Transfer agent fees	13,442	4,772	100,963	9,568		9,684
Fund accounting fees	1,282	1,256	126,123	1,630		2,559
Printing fees	46,527	2,802	100,490	9,904		4,481
Distribution fees	214	5,275	81,261	6,710		13,245
Audit fees	19,958	19,012	19,958	20,432		19,010
Legal fees	40	40	21,468	192		250
Other	22,694	303	170,621	1,672		1,789

Total liabilities	179,606	64,347	31,224,536	35,064,696		4,820,414

Net Assets	$14,664,578	$14,597,951	$7,960,499,924	$70,679,548		$87,360,950

Cost:
Investments	$15,229,355	$16,808,488	$7,793,592,288	$51,206,051		$85,467,229
Short-term investments	150,052	214,463	200,531,487	10,646,044		3,417,398
Foreign currency	30,276	171,353	1,764,469	–		–

Proceeds:
Securities sold short	$–	$–	$–	$30,676,201		$–

Represented by:
Capital	$217,979,352	$27,790,515	$8,075,760,545	$56,725,150		$99,398,120
Accumulated net investment income/(loss)	(40,623)	102,867	75,601,133	(1,081,442)		641,885
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(202,613,222)	(10,700,037)	(156,938,309)	7,994,058		(12,639,724)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(660,929)	(2,595,394)	(33,923,445)	7,041,782		(39,331)

Net Assets	$14,664,578	$14,597,951	$7,960,499,924	$70,679,548		$87,360,950

Net Assets:
Class A Shares	$747,878	$7,300,696	$188,314,818	$11,396,611		$48,349,663
Class C Shares	57,868	3,609,236	25,054,090	3,429,901		1,495,176
Class R Shares	10,495	1,377,848	47,409,833	2,632,738		1,347,645
Institutional Service Class Shares	4,290,642	735,055	333,963,814	692,928		1,103
Institutional Class Shares	9,557,695	1,575,116	7,365,757,369	52,527,370		36,167,363

Total	$14,664,578	$14,597,951	$7,960,499,924	$70,679,548		$87,360,950

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the prime broker relating to the open short positions at October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Assets and Liabilities (continued)

October 31, 2016

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	71,317	395,594	13,920,160	1,293,688	3,916,172
Class C Shares	5,573	204,559	1,876,683	697,632	128,335
Class R Shares	1,004	76,013	3,530,746	319,059	113,468
Institutional Service Class Shares	407,550	39,624	24,647,345	76,967	88
Institutional Class Shares	907,784	84,786	542,577,258	5,726,815	2,917,811

Total	1,393,228	800,576	586,552,192	8,114,161	7,075,874

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.49	$18.46	$13.53	$8.81	$12.35
Class C Shares (a)	$10.38	$17.64	$13.35	$4.92	$11.65
Class R Shares	$10.45	$18.13	$13.43	$8.25	$11.88
Institutional Service Class Shares	$10.53	$18.55	$13.55	$9.00	$12.53
Institutional Class Shares	$10.53	$18.58	$13.58	$9.17	$12.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.13	$19.59	$14.36	$9.35	$13.10
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2016

	Aberdeen Global Natural Resources Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund
Assets:
Investments, at value	$14,461,935	$446,091,304	$72,924,461	$1,079,604	$1,118,017
Short-term investments, at value	93,005	10,521,547	581,817	17,194	17,982

Total investments	14,554,940	456,612,851	73,506,278	1,096,798	1,135,999

Foreign currency, at value	–	15,725	15,340	181	–
Interest and dividends receivable	10,668	756,540	82,902	5,944	377
Receivable for capital shares issued	7,239	26,190	71,970	–	–
Receivable from Adviser	13,632	139	21,342	7,857	3,500
Tax reclaim receivable	8,655	2,043,457	46,194	127	–
Other receivables	3,555	4,912	6,898	–	–
Prepaid expenses	29,523	41,529	37,540	32,028	25,908

Total assets	14,628,212	459,501,343	73,788,464	1,142,935	1,165,784

Liabilities:
Payable for investments purchased	–	248,178	–	–	12,963
Payable for capital shares redeemed	8,207	245,249	30,934	–	–
Payable to Adviser	–	–	–	–	17,568
Accrued foreign capital gains tax	–	392,845	35,883	–	–
Accrued expenses and other payables:
Investment advisory fees	8,702	315,790	80,983	610	712
Audit fees	33,499	19,011	19,958	18,958	33,500
Transfer agent fees	3,829	31,721	13,643	1,042	681
Distribution fees	4,272	26,411	12,491	19	17
Sub-transfer agent and administrative services fees	1,990	29,600	7,640	–	3
Administration fees	995	31,579	5,183	74	76
Printing fees	3,384	20,406	6,805	2,330	2,383
Custodian fees	1,714	19,198	8,124	437	412
Fund accounting fees	1,368	9,012	2,234	1,031	19
Legal fees	39	1,248	207	2,264	3
Other	321	13,724	9,372	19	11

Total liabilities	68,320	1,403,972	233,457	26,784	68,348

Net Assets	$14,559,892	$458,097,371	$73,555,007	$1,116,151	$1,097,436

Cost:
Investments	$14,221,615	$456,895,185	$66,704,278	$988,536	$1,045,399
Short-term investments	93,005	10,521,547	581,817	17,194	17,982
Foreign currency	–	15,716	15,353	184	–

Represented by:
Capital	$48,311,268	$590,823,498	$68,182,537	$1,011,793	$1,000,953
Accumulated net investment income/(loss)	148,025	6,581,245	(29,281)	3,919	2,382
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(34,138,723)	(128,011,969)	(773,394)	9,618	21,483
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	239,322	(11,295,403)	6,175,145	90,821	72,618

Net Assets	$14,559,892	$458,097,371	$73,555,007	$1,116,151	$1,097,436

Net Assets:
Class A Shares	$9,571,850	$47,735,712	$51,529,936	$22,190	$11,908
Class C Shares	1,463,122	14,400,494	1,174,529	10,951	10,893
Class R Shares	2,293,114	7,647,320	946,950	11,002	10,929
Institutional Service Class Shares	637,536	101,654,768	64,086	11,052	10,966
Institutional Class Shares	594,270	286,659,077	19,839,506	1,060,956	1,052,740

Total	$14,559,892	$458,097,371	$73,555,007	$1,116,151	$1,097,436

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Assets and Liabilities (continued)

October 31, 2016

	Aberdeen Global Natural Resources Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	773,250	3,759,827	1,984,074	2,014	1,087
Class C Shares	125,012	1,210,692	49,194	1,000	1,000
Class R Shares	188,661	631,493	38,229	1,000	1,000
Institutional Service Class Shares	50,735	7,829,484	2,465	1,001	1,000
Institutional Class Shares	47,098	21,990,438	762,000	96,085	96,000

Total	1,184,756	35,421,934	2,835,962	101,100	100,087

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.38	$12.70	$25.97	$11.02	$10.95
Class C Shares (a)	$11.70	$11.89	$23.88	$10.95	$10.89
Class R Shares	$12.15	$12.11	$24.77	$11.00	$10.93
Institutional Service Class Shares	$12.57	$12.98	$26.00	$11.04	$10.97
Institutional Class Shares	$12.62	$13.04	$26.04	$11.04	$10.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.14	$13.47	$27.55	$11.69	$11.62
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2016

	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$333,515,395	$1,133,904,836
Short-term investments, at value	7,522,891	14,764,752

Total investments	341,038,286	1,148,669,588

Receivable for investments sold	–	5,387,098
Receivable for capital shares issued	7,052	2,519,432
Interest and dividends receivable	157,936	222,897
Receivable from Adviser	24,355	–
Other receivables	3,453	2,700
Prepaid expenses	50,344	80,245

Total assets	341,281,426	1,156,881,960

Liabilities:
Payable for investments purchased	397,646	9,740,411
Payable for capital shares redeemed	307,684	912,450
Accrued expenses and other payables:
Investment advisory fees	221,246	814,002
Distribution fees	54,141	127,743
Sub-transfer agent and administrative services fees	20,617	157,130
Administration fees	23,600	77,201
Transfer agent fees	42,390	25,797
Printing fees	15,436	46,578
Audit fees	18,537	18,537
Fund accounting fees	5,956	14,961
Custodian fees	2,296	8,939
Legal fees	936	3,081
Other	7,175	15,449

Total liabilities	1,117,660	11,962,279

Net Assets	$340,163,766	$1,144,919,681

Cost:
Investments	$294,349,770	$1,118,020,205
Short-term investments	7,522,891	14,764,752
Represented by:
Capital	$275,883,877	$1,438,926,292
Accumulated net investment income/(loss)	582,068	(1,581,355)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	24,532,196	(308,309,887)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	39,165,625	15,884,631

Net Assets	$340,163,766	$1,144,919,681

Net Assets:
Class A Shares	$225,723,030	$259,556,259
Class C Shares	5,882,896	78,108,669
Class R Shares	266,324	13,721,717
Institutional Service Class Shares	101,549,141	47,421,028
Institutional Class Shares	6,742,375	746,112,008

Total	$340,163,766	$1,144,919,681

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Assets and Liabilities (concluded)

October 31, 2016

	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	18,610,048	9,040,330
Class C Shares	538,279	3,109,057
Class R Shares	23,106	514,587
Institutional Service Class Shares	7,973,914	1,571,709
Institutional Class Shares	528,467	24,752,375

Total	27,673,814	38,988,058

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.13	$28.71
Class C Shares (a)	$10.93	$25.12
Class R Shares	$11.53	$26.67	(b)
Institutional Service Class Shares	$12.74	$30.17
Institutional Class Shares	$12.76	$30.14	(b)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.87	$30.46
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2016 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Operations

For the Year Ended October 31, 2016

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund
INVESTMENT INCOME:
Dividend income	$1,065,401	$458,061	$192,169,373	$1,254,472	$2,302,411
Interest income	243	1,535	137,759	7,261	2,807
Foreign tax withholding	(35,798)	(10,277)	(17,142,806)	(10,023)	(144,093)
Other income(a)	20,664	5,811	41,605	7,708	5,671

	1,050,510	455,130	175,205,931	1,259,418	2,166,796

EXPENSES:
Investment advisory fees	531,613	186,000	65,189,197	1,076,795	819,258
Administration fees	42,529	11,904	5,794,595	74,908	72,823
Distribution fees Class A	1,874	18,543	428,102	35,965	137,460
Distribution fees Class C	1,706	37,926	246,395	45,246	16,271
Distribution fees Class R	48	6,516	192,443	14,732	7,901
Sub-transfer agent and administrative service fees Institutional Class	5,130	703	2,184,597	41,138	4,377
Sub-transfer agent and administrative service fees Class A	204	6,116	226,273	12,811	64,795
Sub-transfer agent and administrative service fees Class C	36	3,413	24,606	4,006	1,641
Sub-transfer agent and administrative service fees Class R	–	2,113	63,631	4,402	2,310
Sub-transfer agent and administrative service fees Institutional Service Class	1,032	1,245	678,736	1,454	–
Fund accounting fees	886	7,683	731,444	9,162	15,479
Transfer agent fees	856	36,705	1,797,637	67,353	65,766
Trustee fees	2,569	1,004	489,120	6,126	6,249
Legal fees	1,403	912	437,019	8,151	5,760
Printing fees	4,794	11,827	287,458	16,470	19,224
Custodian fees	11,462	13,273	3,972,004	12,388	26,746
Registration and filing fees	65,303	62,928	230,687	72,339	62,211
Audit fees	34,694	32,761	34,694	35,660	32,761
Dividend expense for securities sold short	–	–	–	1,080,660	–
Broker related expenses for securities sold short	–	–	–	280,223	–
Other	53,006	8,712	905,040	19,146	18,561

Total expenses before reimbursed/waived expenses	759,145	450,284	83,913,678	2,919,135	1,379,593
Interest expense (Note 10)	3,753	5	39,331	–	183

Total operating expenses before reimbursed/waived expenses	762,898	450,289	83,953,009	2,919,135	1,379,776
Expenses reimbursed	(89,826)	(136,771)	(2,402,413)	(132,760)	(67,616)
Broker related expenses for securities sold short reduced by Adviser	–	–	–	(140,452)	–

Net expenses	673,072	313,518	81,550,596	2,645,923	1,312,160

Net Investment Income/(Loss)	377,438	141,612	93,655,335	(1,386,505)	854,636

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $816,957, $0, $0, $0 and $4,062 capital gains tax, respectively)	(56,974,668)	(490,287)	(148,270,563)	8,305,247	(1,022,473)
Realized gain/(loss) on foreign currency transactions	(104,808)	(38,744)	(3,590,541)	(170)	(20,295)

Net realized gain/(loss) from investments and foreign currency transactions	(57,079,476)	(529,031)	(151,861,104)	8,305,077	(1,042,768)

Net change in unrealized appreciation/(depreciation) on investment transactions (including $992,703, $0, $14,481,683, $0 and $89,356 change in deferred capital gains tax, respectively)	38,818,539	622,232	917,981,700	(9,896,368)	2,179,415
Net change in unrealized appreciation/depreciation on securities sold short	–	–	–	1,103,842	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	104	14,465	309,182	–	2,357

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	38,818,643	636,697	918,290,882	(8,792,526)	2,181,772

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(18,260,833)	107,666	766,429,778	(487,449)	1,139,004

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,883,395)	$249,278	$860,085,113	$(1,873,954)	$1,993,640

(a) Other income includes a one-time reimbursement for overbilling of prior year custodian out-of-pocket fees.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Operations (continued)

For the Year Ended October 31, 2016

	Aberdeen Global Natural Resources Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund	Aberdeen Japanese Equities Fund(b)	Aberdeen U.S. Mid Cap Equity Fund(c)
INVESTMENT INCOME:
Dividend income	$574,848	$14,910,246	$1,739,397	$19,546	$9,924
Interest income	275	6,017	1,287	19	11
Foreign tax withholding	(51,586)	(1,162,240)	(101,243)	(2,862)	(83)
Other income(a)	3,555	4,912	13,018	–	–

	527,092	13,758,935	1,652,459	16,703	9,852

EXPENSES:
Investment advisory fees	126,895	3,939,482	977,998	6,074	5,540
Administration fees	14,502	393,949	62,637	748	591
Distribution fees Class A	23,303	163,680	126,114	28	19
Distribution fees Class C	14,664	174,533	11,032	93	73
Distribution fees Class R	10,975	49,281	3,426	47	37
Sub-transfer agent and administrative service fees Class A	10,959	71,611	41,084	–	–
Sub-transfer agent and administrative service fees Institutional Class	1,675	47,384	7,597	–	3
Sub-transfer agent and administrative service fees Class C	1,496	16,686	1,056	–	–
Sub-transfer agent and administrative service fees Class R	2,521	13,626	1,031	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	486	134,099	899	–	–
Fund accounting fees	8,185	55,738	14,065	5,743	75
Transfer agent fees	35,578	241,284	92,421	18,169	11,287
Trustee fees	1,224	32,788	4,962	81	64
Legal fees	1,202	29,595	8,057	2,424	34
Printing fees	14,999	56,582	28,784	18,157	8,376
Custodian fees	10,717	117,871	53,852	2,837	1,796
Registration and filing fees	70,064	65,475	66,340	81,791	50,594
Audit fees	32,761	32,761	34,693	35,500	33,500
Other	8,485	79,029	31,844	3,966	2,808

Total expenses before reimbursed/waived expenses	390,691	5,715,454	1,567,892	175,658	114,797
Interest expense (Note 10)	106	3,825	2,248	–	–

Total operating expenses before reimbursed/waived expenses	390,797	5,719,279	1,570,140	175,658	114,797
Expenses reimbursed	(117,499)	(4,248)	(366,445)	(166,146)	(107,280)

Net expenses	273,298	5,715,031	1,203,695	9,512	7,517

Net Investment Income	253,794	8,043,904	448,764	7,191	2,335

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $0, $2,454, $0, $0 and $0 capital gains tax, respectively)	(3,793,811)	(38,401,775)	192,510	9,618	21,483
Realized gain/(loss) on foreign currency transactions	(23,646)	(228,719)	(48,301)	(2,479)	–

Net realized gain/(loss) from investments and foreign currency transactions	(3,817,457)	(38,630,494)	144,209	7,139	21,483

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $392,845, $0, $0 and $4,062 change in deferred capital gains tax, respectively)	5,022,895	30,825,263	4,403,686	91,068	72,618
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(407)	82,750	5,562	(247)	–

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	5,022,488	30,908,013	4,409,248	90,821	72,618

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	1,205,031	(7,722,481)	4,553,457	97,960	94,101

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,458,825	$321,423	$5,002,221	$105,151	$96,436

(a) Other income includes a one-time reimbursement for overbilling of prior year custodian out-of-pocket fees.

(b) For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

(c) For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Operations (concluded)

For the Year Ended October 31, 2016

	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$4,941,292	$8,017,557
Interest income	9,266	26,914
Foreign tax withholding	(44,171)	(123,936)
Other income(a)	6,784	80,649

	4,913,171	8,001,184

EXPENSES:
Investment advisory fees	2,633,340	5,717,269
Administration fees	280,890	556,727
Distribution fees Class A	582,909	364,711
Distribution fees Class C	63,194	551,751
Distribution fees Class R	1,448	51,686
Sub-transfer agent and administrative service fees Institutional Class	1,793	397,684
Sub-transfer agent and administrative service fees Class A	82,920	155,575
Sub-transfer agent and administrative service fees Class C	5,499	47,202
Sub-transfer agent and administrative service fees Class R	325	11,979
Sub-transfer agent and administrative service fees Institutional Service Class	107,392	30,222
Fund accounting fees	35,913	67,432
Transfer agent fees	270,042	358,251
Trustee fees	23,983	54,309
Legal fees	26,695	43,724
Printing fees	49,814	132,384
Custodian fees	14,831	40,724
Registration and filing fees	71,036	106,277
Audit fees	31,795	31,795
Other	43,655	74,685

Total expenses before reimbursed/waived expenses	4,327,474	8,794,387
Interest expense (Note 10)	201	–

Total operating expenses before reimbursed/waived expenses	4,327,675	8,794,387
Expenses reimbursed	(329,278)	–
Recoupment of expenses previously reimbursed	–	237,954

Net expenses	3,998,397	9,032,341

Net Investment Income/(Loss)	914,774	(1,031,157)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short (including $0 and $0 capital gains tax, respectively)	47,756,225	52,564,264
Realized gain/(loss) on foreign currency transactions	12,502	(21,947)

Net realized gain from investments and foreign currency transactions	47,768,727	52,542,317

Net change in unrealized depreciation on investment transactions (including $0 and $0 change in deferred capital gains tax, respectively)	(40,899,763)	(18,311,964)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(122)	67

Net change in unrealized depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(40,899,885)	(18,311,897)

Net realized/unrealized gain from investments and foreign currency transactions	6,868,842	34,230,420

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,783,616	$33,199,263

(a) Other income includes a one-time reimbursement for overbilling of prior year custodian out-of-pocket fees.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$377,438	$21,867,293	$141,612	$271,056	$93,655,335	$104,462,036
Net realized gain/(loss) from investments and foreign currency transactions	(57,079,476)	(144,368,434)	(529,031)	1,180,078	(151,861,104)	71,504,332
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	38,818,643	(80,508,238)	636,697	(3,474,579)	918,290,882	(1,618,944,253)

Changes in net assets resulting from operations	(17,883,395)	(203,009,379)	249,278	(2,023,445)	860,085,113	(1,442,977,885)

Distributions to Shareholders From:
Net investment income:
Class A	(16,922)	(25,625)	–	(172,726)	(41,210)	(2,645,889)
Class C	(3,733)	(7,296)	–	(69,035)	–	(163,090)
Class R	(202)	(271)	–	(19,117)	–	(246,400)
Institutional Service Class	(85,963)	(128,144)	–	(20,749)	(223,421)	(5,932,794)
Institutional Class	(1,884,305)	(22,698,545)	–	(42,982)	(9,182,602)	(107,175,841)
Net realized gains:
Class A	–	(16,504)	–	–	(1,899,998)	(10,017,204)
Class C	–	(4,740)	–	–	(291,887)	(1,314,333)
Class R	–	(186)	–	–	(376,083)	(990,879)
Institutional Service Class	–	(66,146)	–	–	(4,386,207)	(6,924,119)
Institutional Class	–	(17,386,145)	–	–	(72,844,239)	(267,561,188)

Change in net assets from shareholder distributions	(1,991,125)	(40,333,602)	–	(324,609)	(89,245,647)	(402,971,737)

Common Stock Transactions:
Change in net assets from capital transactions	(233,758,952)	(563,771,354)	(2,505,324)	(11,163,177)	(439,710,802)	(567,021,908)

Change in net assets	(253,633,472)	(807,114,335)	(2,256,046)	(13,511,231)	331,128,664	(2,412,971,530)

Net Assets:
Beginning of year	268,298,050	1,075,412,385	16,853,997	30,365,228	7,629,371,260	10,042,342,790

End of year	$14,664,578	$268,298,050	$14,597,951	$16,853,997	$7,960,499,924	$7,629,371,260

Accumulated net investment income/(loss) at end of year	$(40,623)	$1,348,658	$102,867	$–	$75,601,133	$(5,957,577)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,861	$767,550	$636,823	$1,032,710	$58,965,715	$74,844,365
Dividends reinvested	16,568	40,887	–	127,067	1,571,397	10,269,358
Cost of shares redeemed	(154,383)	(982,791)	(1,687,795)	(11,126,688)	(81,048,004)	(176,166,541)

Total Class A	(98,954)	(174,354)	(1,050,972)	(9,966,911)	(20,510,892)	(91,052,818)

Class C Shares
Proceeds from shares issued	–	229,595	15,290	275,384	4,616,819	9,165,355
Dividends reinvested	3,733	10,842	–	36,469	187,431	979,311
Cost of shares redeemed	(236,746)	(176,618)	(1,120,967)	(1,029,923)	(12,524,842)	(16,095,683)

Total Class C	(233,013)	63,819	(1,105,677)	(718,070)	(7,720,592)	(5,951,017)

Class R Shares
Proceeds from shares issued	–	–	677,628	825,302	14,700,499	15,328,585
Dividends reinvested	202	457	–	15,504	332,795	1,042,782
Cost of shares redeemed	–	–	(642,740)	(889,705)	(5,898,234)	(7,757,428)

Total Class R	202	457	34,888	(48,899)	9,135,060	8,613,939

Institutional Service Class Shares
Proceeds from shares issued	244,495	2,103,196	1,480	22,518	31,912,767	406,467,287
Dividends reinvested	39,664	121,039	–	20,390	4,609,403	12,851,158
Cost of shares redeemed	(193,769)	(1,282,946)	(108,203)	(873,767)	(151,486,664)	(145,024,672)

Total Institutional Service Class	90,390	941,289	(106,723)	(830,859)	(114,964,494)	274,293,773

Institutional Class Shares
Proceeds from shares issued	4,160,163	845,931,013	200,063	1,750,645	2,143,126,393	2,387,051,334
Dividends reinvested	1,258,158	13,214,750	–	41,438	64,842,955	286,469,136
Cost of shares redeemed	(238,935,898)	(1,423,748,328)	(476,903)	(1,390,521)	(2,513,619,232)	(3,426,446,255)

Total Institutional Class	(233,517,577)	(564,602,565)	(276,840)	401,562	(305,649,884)	(752,925,785)

Change in net assets from capital transactions:	$(233,758,952)	$(563,771,354)	$(2,505,324)	$(11,163,177)	$(439,710,802)	$(567,021,908)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

SHARE TRANSACTIONS:
Class A Shares
Issued	4,064	64,113	36,700	52,192	4,810,446	5,498,237
Reinvested	1,805	3,838	–	7,040	138,817	773,178
Redeemed	(15,712)	(83,911)	(99,417)	(563,244)	(6,738,498)	(13,504,085)

Total Class A Shares	(9,843)	(15,960)	(62,717)	(504,012)	(1,789,235)	(7,232,670)

Class C Shares
Issued	–	19,471	932	14,324	378,269	675,466
Reinvested	407	1,030	–	2,149	16,690	74,134
Redeemed	(22,815)	(16,462)	(69,270)	(54,485)	(1,060,045)	(1,254,631)

Total Class C Shares	(22,408)	4,039	(68,338)	(38,012)	(665,086)	(505,031)

Class R Shares
Issued	–	–	40,319	42,152	1,203,088	1,147,004
Reinvested	22	44	–	891	29,556	79,187
Redeemed	–	–	(37,453)	(44,953)	(486,611)	(580,271)

Total Class R Shares	22	44	2,866	(1,910)	746,033	645,920

Institutional Service Class Shares
Issued	23,765	176,560	86	1,123	2,921,150	29,133,387
Reinvested	4,311	11,299	–	1,111	407,191	979,266
Redeemed	(19,800)	(115,076)	(6,284)	(44,092)	(12,173,715)	(12,389,902)

Total Institutional Service Class Shares	8,276	72,783	(6,198)	(41,858)	(8,845,374)	17,722,751

Institutional Class Shares
Issued	443,254	72,164,872	11,939	89,738	179,357,250	178,994,441
Reinvested	136,608	1,205,448	–	2,264	5,728,176	21,631,046
Redeemed	(25,805,089)	(135,560,388)	(27,406)	(70,831)	(211,608,136)	(261,820,771)

Total Institutional Class Shares	(25,225,227)	(62,190,068)	(15,467)	21,171	(26,522,710)	(61,195,284)

Total change in shares:	(25,249,180)	(62,129,162)	(149,854)	(564,621)	(37,076,372)	(50,564,314)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(1,386,505)	$(2,282,850)	$854,636	$1,439,376	$253,794	$299,856
Net realized gain/(loss) from investments and foreign currency transactions	8,305,077	28,680,799	(1,042,768)	6,772,402	(3,817,457)	(1,237,359)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(8,792,526)	(21,714,443)	2,181,772	(19,946,667)	5,022,488	(3,484,406)

Changes in net assets resulting from operations	(1,873,954)	4,683,506	1,993,640	(11,734,889)	1,458,825	(4,421,909)

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(148,771)	(947,673)	(33,870)	(277,478)
Class C	–	–	(1,764)	(19,782)	(2,953)	(39,537)
Class R	–	–	(2,908)	(23,246)	(7,927)	(60,806)
Institutional Service Class	–	–	(4)	(21,079)	(1,266)	(15,913)
Institutional Class	–	–	(112,925)	(624,752)	(25,248)	(32,853)
Net realized gains:
Class A	(2,108,773)	(4,787,502)	–	–	–	–
Class C	(1,068,641)	(2,468,282)	–	–	–	–
Class R	(422,735)	(595,930)	–	–	–	–
Institutional Service Class	(78,807)	(196,312)	–	–	–	–
Institutional Class	(11,086,196)	(42,575,701)	–	–	–	–

Change in net assets from shareholder distributions	(14,765,152)	(50,623,727)	(266,372)	(1,636,532)	(71,264)	(426,587)

Common Stock Transactions:
Change in net assets from capital transactions	(33,908,882)	(182,307,148)	(6,961,159)	(51,797,861)	(5,797,792)	641,702

Change in net assets	(50,547,988)	(228,247,369)	(5,233,891)	(65,169,282)	(4,410,231)	(4,206,794)

Net Assets:
Beginning of year	121,227,536	349,474,905	92,594,841	157,764,123	18,970,123	23,176,917

End of year	$70,679,548	$121,227,536	$87,360,950	$92,594,841	$14,559,892	$18,970,123

Accumulated net investment income/(loss) at end of year	$(1,081,442)	$(1,635,324)	$641,885	$77,978	$148,025	$(43,214)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,759,203	$5,152,033	$4,537,758	$8,666,402	$3,041,541	$1,958,091
Proceeds of shares issued in connection with fund merger	–	–	–	4,987,280	–	–
Dividends reinvested	1,729,534	3,575,942	142,616	906,975	25,237	228,343
Cost of shares redeemed	(7,567,474)	(17,666,912)	(15,955,649)	(20,706,517)	(3,081,607)	(5,101,063)

Total Class A	(3,078,737)	(8,938,937)	(11,275,275)	(6,145,860)	(14,829)	(2,914,629)

Class C Shares
Proceeds from shares issued	554,407	3,450,983	215,386	287,504	276,398	291,092
Dividends reinvested	555,252	1,160,512	903	10,488	1,765	24,198
Cost of shares redeemed	(3,921,692)	(4,848,113)	(470,429)	(2,416,066)	(545,558)	(852,044)

Total Class C	(2,812,033)	(236,618)	(254,140)	(2,118,074)	(267,395)	(536,754)

Class R Shares
Proceeds from shares issued	524,352	749,645	847,398	474,767	752,099	1,230,825
Dividends reinvested	422,735	595,930	1,954	16,050	2,054	17,227
Cost of shares redeemed	(1,028,877)	(1,004,594)	(990,969)	(769,993)	(1,046,573)	(1,150,723)

Total Class R	(81,790)	340,981	(141,617)	(279,176)	(292,420)	97,329

Institutional Service Class Shares
Proceeds from shares issued	641,210	170,222	–	5,084,974	853,232	71,956
Dividends reinvested	78,807	196,312	–	21,079	1,157	15,104
Cost of shares redeemed	(721,684)	(1,263,015)	–	(4,903,350)	(628,566)	(277,980)

Total Institutional Service Class	(1,667)	(896,481)	–	202,703	225,823	(190,920)

Institutional Class Shares
Proceeds from shares issued	34,050,649	80,651,606	10,245,231	11,253,800	1,599,771	5,298,335
Proceeds of shares issued in connection with fund merger	–	–	–	1,191,494	–	–
Dividends reinvested	10,198,090	39,384,673	110,584	610,081	23,320	13,437
Cost of shares redeemed	(72,183,394)	(292,612,372)	(5,645,942)	(56,512,829)	(7,072,062)	(1,125,096)

Total Institutional Class	(27,934,655)	(172,576,093)	4,709,873	(43,457,454)	(5,448,971)	4,186,676

Change in net assets from capital transactions:	$(33,908,882)	$(182,307,148)	$(6,961,159)	$(51,797,861)	$(5,797,792)	$641,702

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

SHARE TRANSACTIONS:
Class A Shares
Issued	312,183	492,145	393,651	665,273	277,152	145,257
Issued in connection with fund merger	–	–	–	364,123	–	–
Reinvested	198,569	349,213	12,599	69,648	2,499	17,605
Redeemed	(854,794)	(1,680,205)	(1,324,550)	(1,559,538)	(273,545)	(376,475)

Total Class A Shares	(344,042)	(838,847)	(918,300)	(460,494)	6,106	(213,613)

Class C Shares
Issued	110,555	537,603	19,784	23,121	27,823	22,873
Reinvested	113,548	181,898	84	841	184	1,966
Redeemed	(699,556)	(752,203)	(41,616)	(191,142)	(52,785)	(66,556)

Total Class C Shares	(475,453)	(32,702)	(21,748)	(167,180)	(24,778)	(41,717)

Class R Shares
Issued	62,746	76,137	75,422	37,233	69,844	96,199
Reinvested	51,679	61,184	179	1,272	207	1,353
Redeemed	(123,427)	(101,236)	(86,515)	(62,922)	(99,618)	(86,835)

Total Class R Shares	(9,002)	36,085	(10,914)	(24,417)	(29,567)	10,717

Institutional Service Class Shares
Issued	70,476	15,778	–	370,670	79,708	5,166
Reinvested	8,864	18,840	–	1,566	113	1,136
Redeemed	(77,601)	(109,805)	–	(372,305)	(55,823)	(22,756)

Total Institutional Service Class Shares	1,739	(75,187)	–	(69)	23,998	(16,454)

Institutional Class Shares
Issued	3,666,069	7,543,322	858,209	872,856	148,124	475,428
Issued in connection with fund merger	–	–	–	86,882	–	–
Reinvested	1,128,107	3,733,144	9,760	46,737	2,277	1,005
Redeemed	(7,799,527)	(26,720,883)	(472,110)	(4,146,443)	(591,730)	(85,949)

Total Institutional Class Shares	(3,005,351)	(15,444,417)	395,859	(3,139,968)	(441,329)	390,484

Total change in shares:	(3,832,109)	(16,355,068)	(555,103)	(3,792,128)	(465,570)	129,417

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2016(a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,043,904	$15,537,904	$448,764	$2,340,000	$7,191
Net realized gain/(loss) from investments and foreign currency transactions	(38,630,494)	(2,601,242)	144,209	11,965,259	7,139
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	30,908,013	(138,532,873)	4,409,248	(17,384,539)	90,821

Changes in net assets resulting from operations	321,423	(125,596,211)	5,002,221	(3,079,280)	105,151

Distributions to Shareholders From:
Net investment income:
Class A	(256,405)	(2,318,371)	(228,225)	(1,066,895)	(6)
Class C	(23,654)	(436,483)	(4,732)	(21,328)	–
Class R	(31,721)	(272,867)	(2,339)	(11,468)	(5)
Institutional Service Class	(508,720)	(3,874,530)	(3,609)	(36,391)	(9)
Institutional Class	(1,114,495)	(10,748,446)	(172,512)	(2,096,848)	(827)
Net realized gains:
Class A	–	–	(4,916,418)	(3,337,012)	–
Class C	–	–	(133,270)	(90,199)	–
Class R	–	–	(57,580)	(45,117)	–
Institutional Service Class	–	–	(76,860)	(121,392)	–
Institutional Class	–	–	(3,082,076)	(9,941,153)	–

Change in net assets from shareholder distributions	(1,934,995)	(17,650,697)	(8,677,621)	(16,767,803)	(847)

Common Stock Transactions:
Change in net assets from capital transactions	(158,316,614)	(120,887,487)	(28,808,504)	(132,879,015)	1,011,847

Change in net assets	(159,930,186)	(264,134,395)	(32,483,904)	(152,726,098)	1,116,151

Net Assets:
Beginning of year	618,027,557	882,161,952	106,038,911	258,765,009	–

End of year	$458,097,371	$618,027,557	$73,555,007	$106,038,911	$1,116,151

Accumulated net investment income/(loss) at end of year	$6,581,245	$380,619	$(29,281)	$(282,331)	$3,919

(a)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2016(a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,523,814	$18,990,820	$2,572,432	$2,680,883	$21,000
Dividends reinvested	197,190	1,711,458	4,951,615	4,222,975	6
Cost of shares redeemed	(67,763,373)	(56,569,720)	(8,114,176)	(11,520,088)	–

Total Class A	(42,042,369)	(35,867,442)	(590,129)	(4,616,230)	21,006

Class C Shares
Proceeds from shares issued	768,809	4,394,274	243,990	319,987	10,000
Dividends reinvested	15,675	275,266	130,352	92,698	–
Cost of shares redeemed	(9,210,419)	(12,204,447)	(517,245)	(489,511)	–

Total Class C	(8,425,935)	(7,534,907)	(142,903)	(76,826)	10,000

Class R Shares
Proceeds from shares issued	3,815,917	6,856,626	537,271	308,871	10,000
Dividends reinvested	25,349	206,862	51,645	51,790	5
Cost of shares redeemed	(9,972,641)	(7,366,078)	(248,342)	(515,973)	–

Total Class R	(6,131,375)	(302,590)	340,574	(155,312)	10,005

Institutional Service Class Shares
Proceeds from shares issued	8,867,501	43,974,126	7,085	702,784	10,000
Dividends reinvested	494,160	3,785,630	80,469	157,784	9
Cost of shares redeemed	(62,712,882)	(45,841,932)	(1,287,799)	(1,530,319)	–

Total Institutional Service Class	(53,351,221)	1,917,824	(1,200,245)	(669,751)	10,009

Institutional Class Shares
Proceeds from shares issued	54,535,342	93,817,549	2,252,064	4,894,321	960,000
Dividends reinvested	1,096,585	10,464,649	3,107,449	11,579,955	827
Cost of shares redeemed	(103,997,641)	(183,382,570)	(32,575,314)	(143,835,172)	–

Total Institutional Class	(48,365,714)	(79,100,372)	(27,215,801)	(127,360,896)	960,827

Change in net assets from capital transactions:	$(158,316,614)	$(120,887,487)	$(28,808,504)	$(132,879,015)	$1,011,847

(a)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2016(a)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,075,542	1,367,259	99,041	94,982	2,013
Reinvested	17,014	123,855	211,336	154,458	1
Redeemed	(5,674,695)	(4,113,969)	(326,163)	(414,833)	–

Total Class A Shares	(3,582,139)	(2,622,855)	(15,786)	(165,393)	2,014

Class C Shares
Issued	67,584	327,993	10,073	11,981	1,000
Reinvested	1,435	21,045	6,015	3,637	–
Redeemed	(809,232)	(945,212)	(22,955)	(18,731)	–

Total Class C Shares	(740,213)	(596,174)	(6,867)	(3,113)	1,000

Class R Shares
Issued	349,780	530,191	22,015	11,280	1,000
Reinvested	2,288	15,714	2,305	1,970	–
Redeemed	(898,467)	(559,488)	(10,229)	(19,417)	–

Total Class R Shares	(546,399)	(13,583)	14,091	(6,167)	1,000

Institutional Service Class Shares
Issued	733,622	3,050,696	267	25,264	1,000
Reinvested	41,807	268,876	3,433	5,768	1
Redeemed	(5,196,160)	(3,285,914)	(51,801)	(54,734)	–

Total Institutional Service Class Shares	(4,420,731)	33,658	(48,101)	(23,702)	1,001

Institutional Class Shares
Issued	4,432,097	6,554,392	92,718	177,655	96,000
Reinvested	92,461	740,959	132,684	422,082	85
Redeemed	(8,471,661)	(13,988,851)	(1,284,223)	(5,180,832)	–

Total Institutional Class Shares	(3,947,103)	(6,693,500)	(1,058,821)	(4,581,095)	96,085

Total change in shares:	(13,236,585)	(9,892,454)	(1,115,484)	(4,779,470)	101,100

(a)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Period Ended October 31, 2016(a)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$2,335	$914,774	$3,650,930	$(1,031,157)	$(566,430)
Net realized gain from investments and foreign currency transactions	21,483	47,768,727	26,358,277	52,542,317	18,850,106
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	72,618	(40,899,885)	(27,364,444)	(18,311,897)	2,523,650

Changes in net assets resulting from operations	96,436	7,783,616	2,644,763	33,199,263	20,807,326

Distributions to Shareholders From:
Net investment income:
Class A	–	(377,830)	(2,505,584)	–	–
Class C	–	–	(24,330)	–	–
Class R	–	(543)	(3,074)	–	–
Institutional Service Class	–	(214,903)	(1,278,061)	–	–
Institutional Class	–	(15,558)	(70,221)	–	–
Net realized gains:
Class A	–	(11,902,823)	(17,284,152)	–	–
Class C	–	(366,439)	(576,102)	–	–
Class R	–	(24,769)	(23,350)	–	–
Institutional Service Class	–	(5,033,508)	(7,660,936)	–	–
Institutional Class	–	(325,415)	(225,732)	–	–

Change in net assets from shareholder distributions	–	(18,261,788)	(29,651,542)	–	–

Common Stock Transactions:
Change in net assets from capital transactions	1,001,000	(20,846,509)	(18,905,686)	751,947,122	204,647,443

Change in net assets	1,097,436	(31,324,681)	(45,912,465)	785,146,385	225,454,769

Net Assets:
Beginning of year	–	371,488,447	417,400,912	359,773,296	134,318,527

End of year	$1,097,436	$340,163,766	$371,488,447	$1,144,919,681	$359,773,296

Accumulated net investment income/(loss) at end of year	$2,382	$582,068	$266,956	$(1,581,355)	$(650,591)

(a)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Period Ended October 31, 2016(a)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,000	$2,630,781	$2,707,890	$227,746,549	$16,952,916
Dividends reinvested	–	11,221,671	18,131,210	–	–
Cost of shares redeemed	–	(28,392,609)	(31,889,462)	(47,729,228)	(22,790,262)

Total Class A	11,000	(14,540,157)	(11,050,362)	180,017,321	(5,837,346)

Class C Shares
Proceeds from shares issued	10,000	227,349	468,052	47,256,350	5,625,655
Dividends reinvested	–	202,196	314,566	–	–
Cost of shares redeemed	–	(1,397,791)	(1,523,576)	(7,552,388)	(4,608,416)

Total Class C	10,000	(968,246)	(740,958)	39,703,962	1,017,239

Class R Shares
Proceeds from shares issued	10,000	89,376	179,165	11,136,893	4,042,095
Dividends reinvested	–	11	746	–	–
Cost of shares redeemed	–	(250,111)	(43,983)	(2,788,520)	(803,779)

Total Class R	10,000	(160,724)	135,928	8,348,373	3,238,316

Institutional Service Class Shares
Proceeds from shares issued	10,000	1,161,701	1,215,725	54,259,256	7,503,260
Dividends reinvested	–	5,105,142	8,700,314	–	–
Cost of shares redeemed	–	(11,290,046)	(21,023,674)	(17,874,597)	(355,909)

Total Institutional Service Class	10,000	(5,023,203)	(11,107,635)	36,384,659	7,147,351

Institutional Class Shares
Proceeds from shares issued	960,000	1,534,156	5,219,479	593,765,521	229,072,532
Dividends reinvested	–	303,370	243,190	–	–
Cost of shares redeemed	–	(1,991,705)	(1,605,328)	(106,272,714)	(29,990,649)

Total Institutional Class	960,000	(154,179)	3,857,341	487,492,807	199,081,883

Change in net assets from capital transactions:	$1,001,000	$(20,846,509)	$(18,905,686)	$751,947,122	$204,647,443

(a)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Period Ended October 31, 2016(a)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

SHARE TRANSACTIONS:
Class A Shares
Issued	1,087	225,383	211,670	7,902,280	668,104
Reinvested	–	984,357	1,407,017	–	–
Redeemed	–	(2,379,388)	(2,496,108)	(1,679,187)	(896,625)

Total Class A Shares	1,087	(1,169,648)	(877,421)	6,223,093	(228,521)

Class C Shares
Issued	1,000	21,448	39,644	1,896,422	247,305
Reinvested	–	19,574	26,739	–	–
Redeemed	–	(128,581)	(129,686)	(307,606)	(205,378)

Total Class C Shares	1,000	(87,559)	(63,303)	1,588,816	41,927

Class R Shares
Issued	1,000	7,806	14,533	435,778	167,201
Reinvested	–	1	60	–	–
Redeemed	–	(23,035)	(3,561)	(106,850)	(33,203)

Total Class R Shares	1,000	(15,228)	11,032	328,928	133,998

Institutional Service Class Shares
Issued	1,000	91,476	89,704	1,859,960	274,390
Reinvested	–	427,208	646,288	–	–
Redeemed	–	(892,439)	(1,567,694)	(614,501)	(13,285)

Total Institutional Service Class Shares	1,000	(373,755)	(831,702)	1,245,459	261,105

Institutional Class Shares
Issued	96,000	124,587	397,483	19,876,666	8,460,001
Reinvested	–	25,366	18,101	–	–
Redeemed	–	(160,107)	(122,665)	(3,571,621)	(1,111,789)

Total Institutional Class Shares	96,000	(10,154)	292,919	16,305,045	7,348,212

Total change in shares:	100,087	(1,656,344)	(1,468,475)	25,691,341	7,556,721

(a)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$10.04	$0.18	(g)	$0.48	$0.66	$(0.21)	$–	$(0.21)	$–	$10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	–	10.04
Year Ended October 31, 2014	12.01	0.14		0.15	0.29	(0.15)	(0.07)	(0.22)	–	12.08
Year Ended October 31, 2013	11.73	0.17		0.54	0.71	(0.27)	(0.16)	(0.43)	–	12.01
Period Ended October 31, 2012(i)	11.26	0.01		0.46	0.47	–	–	–	–	11.73
Class C Shares
Year Ended October 31, 2016	10.01	0.12	(g)	0.44	0.56	(0.19)	–	(0.19)	–	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	–	10.01
Year Ended October 31, 2014	12.00	0.05		0.15	0.20	(0.08)	(0.07)	(0.15)	–	12.05
Year Ended October 31, 2013	11.66	0.13		0.50	0.63	(0.13)	(0.16)	(0.29)	–	12.00
Period Ended October 31, 2012(i)	11.26	0.12		0.28	0.40	–	–	–	–	11.66
Class R Shares
Year Ended October 31, 2016	10.02	0.16	(g)	0.48	0.64	(0.21)	–	(0.21)	–	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	–	10.02
Year Ended October 31, 2014	12.02	0.05		0.20	0.25	(0.13)	(0.07)	(0.20)	–	12.07
Year Ended October 31, 2013	11.70	0.18		0.51	0.69	(0.21)	(0.16)	(0.37)	–	12.02
Period Ended October 31, 2012(i)	11.26	0.15		0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Year Ended October 31, 2016	10.06	0.21	(g)	0.47	0.68	(0.21)	–	(0.21)	–	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	–	10.06
Year Ended October 31, 2014	12.03	0.17		0.14	0.31	(0.17)	(0.07)	(0.24)	–	12.10
Year Ended October 31, 2013	11.73	0.16		0.58	0.74	(0.28)	(0.16)	(0.44)	–	12.03
Year Ended October 31, 2012	11.34	0.22		0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Institutional Class Shares
Year Ended October 31, 2016	10.07	0.05	(g)	0.62	0.67	(0.21)	–	(0.21)	–	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	–	10.07
Year Ended October 31, 2014	12.04	0.16		0.16	0.32	(0.18)	(0.07)	(0.25)	–	12.11
Year Ended October 31, 2013	11.74	0.19		0.56	0.75	(0.29)	(0.16)	(0.45)	–	12.04
Year Ended October 31, 2012	11.34	0.22		0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (f)

6.86	%(g)	$748	1.54	%(h)	1.88	%(g)	1.70	%(h)	39.84%
(12.94%)		815	1.51	%(h)	1.21%		1.52	%(h)	58.06%
2.43%		1,173	1.50%		1.21%		1.52%		36.48%
6.12%		1,328	1.50%		1.43%		1.51%		3.33%
4.17%		327	1.45%		0.19%		1.46%		21.73%

5.90	%(g)	58	2.26	%(h)	1.24	%(g)	2.44	%(h)	39.84%
(13.42%)		280	2.26	%(h)	0.66%		2.27	%(h)	58.06%
1.67%		288	2.25%		0.46%		2.27%		36.48%
5.47%		146	2.25%		1.09%		2.26%		3.33%
3.55%		10	2.18%		1.56%		2.19%		21.73%

6.63	%(g)	10	1.76	%(h)	1.68	%(g)	1.92	%(h)	39.84%
(13.17%)		10	1.76	%(h)	1.30%		1.77	%(h)	58.06%
2.06%		11	1.76%		0.40%		1.78%		36.48%
5.97%		36	1.75%		1.50%		1.76%		3.33%
3.91%		10	1.69%		2.05%		1.70%		21.73%

7.08	%(g)	4,291	1.28	%(h)	2.14	%(g)	1.44	%(h)	39.84%
(12.73%)		4,017	1.29	%(h)	1.54%		1.30	%(h)	58.06%
2.59%		3,950	1.30%		1.45%		1.32%		36.48%
6.44%		3,841	1.28%		1.35%		1.29%		3.33%
11.83%		3,717	1.24%		2.00%		1.25%		21.73%

6.97	%(g)	9,558	1.26	%(h)	0.57	%(g)	1.43	%(h)	39.84%
(12.68%)		263,176	1.26	%(h)	1.83%		1.27	%(h)	58.06%
2.64%		1,069,989	1.25%		1.32%		1.27%		36.48%
6.48%		1,004,859	1.25%		1.59%		1.26%		3.33%
11.92%		617,471	1.22%		2.01%		1.23%		21.73%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20%, and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$17.94	$0.19	$0.33	$0.52	$–	$–	$–	$18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	–	17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	–	20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Year Ended October 31, 2012	18.81	0.35	0.88	1.23	(0.41)	(0.41)	0.01	19.64
Class C Shares
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	–	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	–	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	–	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	–	19.87
Year Ended October 31, 2012	18.30	0.19	0.87	1.06	(0.28)	(0.28)	0.01	19.09
Class R Shares
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	–	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	–	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	–	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	–	20.29
Year Ended October 31, 2012	18.62	0.26	0.89	1.15	(0.35)	(0.35)	0.01	19.43
Institutional Service Class Shares
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	–	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	–	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Year Ended October 31, 2012	18.88	0.38	0.91	1.29	(0.46)	(0.46)	0.01	19.72
Institutional Class Shares
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	–	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64
Year Ended October 31, 2012	18.90	0.39	0.90	1.29	(0.46)	(0.46)	0.01	19.74

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Portfolio Turnover (d)

2.90%	$7,301	1.95	%(e)	1.10%	2.84	%(e)	15.75%
(9.50%)	8,221	1.89	%(e)	1.12%	2.48	%(e)	10.48%
(0.82%)	19,425	1.89%		0.79%	2.30%		30.61%
4.98%	21,682	1.89%		0.71%	2.18%		14.51%
6.68%	21,882	1.90%		1.81%	2.13%		21.42%

2.20%	3,609	2.62	%(e)	0.37%	3.60	%(e)	15.75%
(10.18%)	4,711	2.62	%(e)	0.95%	3.21	%(e)	10.48%
(1.57%)	6,064	2.62%		0.04%	3.03%		30.61%
4.18%	7,704	2.62%		(0.06%)	2.91%		14.51%
5.90%	9,164	2.62%		1.02%	2.85%		21.42%

2.55%	1,378	2.28	%(e)	0.95%	3.17	%(e)	15.75%
(9.83%)	1,293	2.29	%(e)	1.20%	2.88	%(e)	10.48%
(1.25%)	1,495	2.27%		0.50%	2.68%		30.61%
4.61%	1,599	2.25%		0.47%	2.54%		14.51%
6.32%	1,225	2.24%		1.36%	2.47%		21.42%

3.06%	735	1.79	%(e)	1.29%	2.68	%(e)	15.75%
(9.30%)	825	1.63	%(e)	1.53%	2.22	%(e)	10.48%
(0.56%)	1,778	1.64%		1.05%	2.05%		30.61%
5.22%	2,383	1.62%		0.88%	1.91%		14.51%
6.99%	4,529	1.62%		1.99%	1.85%		21.42%

3.22%	1,575	1.62	%(e)	1.47%	2.56	%(e)	15.75%
(9.27%)	1,804	1.63	%(e)	1.80%	2.22	%(e)	10.48%
(0.65%)	1,604	1.62%		1.23%	2.03%		30.61%
5.22%	1,250	1.62%		0.90%	1.91%		14.51%
6.99%	1,683	1.62%		2.01%	1.85%		21.42%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$12.22	$0.11	$1.33	$1.44	$– (g)	$(0.13)	$(0.13)	$13.53
Year Ended October 31, 2015	14.88	0.11	(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Year Ended October 31, 2014	15.30	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	14.88
Year Ended October 31, 2013	15.00	0.17	0.36	0.53	(0.23)	–	(0.23)	15.30
Period Ended October 31, 2012(i)	13.07	0.09	1.84	1.93	–	–	–	15.00
Class C Shares
Year Ended October 31, 2016	12.14	0.03	1.31	1.34	–	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02	(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Year Ended October 31, 2014	15.23	0.05	(0.36)	(0.31)	(0.13)	–	(0.13)	14.79
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	–	(0.15)	15.23
Period Ended October 31, 2012(i)	13.07	0.05	1.83	1.88	–	–	–	14.95
Class R Shares
Year Ended October 31, 2016	12.17	0.08	1.31	1.39	–	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06	(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Year Ended October 31, 2014	15.27	0.11	(0.38)	(0.27)	(0.17)	–	(0.17)	14.83
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	–	(0.20)	15.27
Period Ended October 31, 2012(i)	13.07	0.08	1.83	1.91	–	–	–	14.98
Institutional Service Class Shares
Year Ended October 31, 2016	12.22	0.14	1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18	(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Year Ended October 31, 2014	15.30	0.13	(0.33)	(0.20)	(0.21)	–	(0.21)	14.89
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	–	(0.23)	15.30
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	14.99
Institutional Class Shares
Year Ended October 31, 2016	12.24	0.16	1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16	(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24
Year Ended October 31, 2014	15.31	0.20	(0.35)	(0.15)	(0.26)	–	(0.26)	14.90
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	–	(0.29)	15.31
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	15.02

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (f)

12.04%		$188,315	1.48	%(h)	0.91%	1.49	%(h)	9.19%
(14.28%)		192,039	1.44	%(h)	0.81%	1.47	%(h)	11.58%
(1.37%)		341,483	1.41%		1.05%	1.43%		5.00%
3.50%		417,896	1.43%		1.13%	1.43%		2.79%
14.77%		274,047	1.40%		1.46%	1.40%		1.14%

11.26%		25,054	2.10	%(h)	0.28%	2.20	%(h)	9.19%
(14.80%)		30,850	2.10	%(h)	0.17%	2.13	%(h)	11.58%
(2.04%)		45,077	2.10%		0.36%	2.12%		5.00%
2.85%		49,826	2.10%		0.60%	2.10%		2.79%
14.38%		19,328	2.09%		0.77%	2.09%		1.14%

11.65%		47,410	1.77	%(h)	0.69%	1.78	%(h)	9.19%
(14.59%)		33,881	1.83	%(h)	0.46%	1.86	%(h)	11.58%
(1.76%)		31,720	1.79%		0.76%	1.81%		5.00%
3.26%		22,968	1.74%		0.90%	1.74%		2.79%
14.61%		8,811	1.64%		1.19%	1.64%		1.14%

12.25%		333,964	1.28	%(h)	1.13%	1.29	%(h)	9.19%
(14.20%)		409,406	1.32	%(h)	1.35%	1.35	%(h)	11.58%
(1.29%)		234,846	1.34%		0.90%	1.36%		5.00%
3.61%		443,469	1.35%		1.22%	1.35%		2.79%
11.94%		298,472	1.29%		1.31%	1.29%		1.14%

12.41	%(j)	7,365,757	1.10	%(h)	1.32%	1.14	%(h)	9.19%
(13.98	%)(j)	6,963,195	1.10	%(h)	1.15%	1.13	%(h)	11.58%
(1.01%)		9,389,216	1.10%		1.35%	1.12%		5.00%
3.86%		11,114,896	1.10%		1.43%	1.10%		2.79%
12.25%		7,651,960	1.05%		1.59%	1.05%		1.14%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$10.30	$(0.15)	$(0.04)	$(0.19)	$(1.30)	$(1.30)	$8.81
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	12.12
Year Ended October 31, 2012	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	11.29
Class C Shares
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	8.45
Year Ended October 31, 2012	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	7.96
Class R Shares
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	11.69
Year Ended October 31, 2012	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	10.94
Institutional Service Class Shares
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	12.28
Year Ended October 31, 2012	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	11.43
Institutional Class Shares
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	12.37
Year Ended October 31, 2012	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	11.48

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Indicates the dividend expense charged for the period to average net assets.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Dividend Expense (d)(e)	Portfolio Turnover (f)

(1.68%)	$11,397	3.04%		(1.70%)	3.28%		1.45%	36.34%
1.18%	16,869	2.93	%(g)	(1.21%)	3.12	%(g)	1.36%	14.04%
2.90%	30,368	2.64%		(1.09%)	2.79%		1.08%	31.13%
8.54%	62,819	2.62%		(1.15%)	2.72%		1.04%	41.95%
2.10%	70,070	2.79%		(1.70%)	2.79%		1.10%	47.63%

(2.35%)	3,430	3.69%		(2.33%)	4.02%		1.44%	36.34%
0.51%	7,480	3.61	%(g)	(1.90%)	3.80	%(g)	1.35%	14.04%
2.26%	10,162	3.36%		(1.81%)	3.51%		1.11%	31.13%
7.83%	12,104	3.32%		(1.85%)	3.42%		1.05%	41.95%
1.31%	13,681	3.46%		(2.36%)	3.46%		1.10%	47.63%

(2.01%)	2,633	3.34%		(2.01%)	3.58%		1.44%	36.34%
0.74%	3,202	3.35	%(g)	(1.65%)	3.54	%(g)	1.34%	14.04%
2.49%	3,437	3.12%		(1.56%)	3.27%		1.12%	31.13%
8.07%	2,759	3.01%		(1.55%)	3.12%		1.01%	41.95%
1.60%	2,118	3.22%		(2.12%)	3.22%		1.11%	47.63%

(1.54%)	693	2.85%		(1.54%)	3.10%		1.43%	36.34%
1.16%	789	2.86	%(g)	(1.13%)	3.05	%(g)	1.35%	14.04%
3.03%	1,871	2.59%		(1.02%)	2.75%		1.09%	31.13%
8.61%	3,551	2.47%		(1.00%)	2.59%		0.99%	41.95%
2.17%	1,992	2.72%		(1.60%)	2.72%		1.11%	47.63%

(1.40%)	52,527	2.71%		(1.36%)	3.01%		1.46%	36.34%
1.52%	92,887	2.61	%(g)	(0.89%)	2.80	%(g)	1.36%	14.04%
3.26%	303,638	2.33%		(0.78%)	2.49%		1.08%	31.13%
8.92%	581,327	2.29%		(0.82%)	2.40%		1.03%	41.95%
2.34%	480,181	2.48%		(1.37%)	2.48%		1.11%	47.63%

(e)	Dividend expense ratio includes broker related expenses for securities sold short.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$12.15	$0.10	$0.13	$0.23	$(0.03)	$(0.03)	$12.35
Year Ended October 31, 2015	13.83	0.17	(1.66)	(1.49)	(0.19)	(0.19)	12.15
Year Ended October 31, 2014	13.83	0.45	0.01	0.46	(0.46)	(0.46)	13.83
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	13.83
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	12.01
Class C Shares
Year Ended October 31, 2016	11.52	0.02	0.12	0.14	(0.01)	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06	(1.55)	(1.49)	(0.12)	(0.12)	11.52
Year Ended October 31, 2014	13.15	0.33	0.03	0.36	(0.38)	(0.38)	13.13
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	13.15
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	11.44
Class R Shares
Year Ended October 31, 2016	11.71	0.08	0.11	0.19	(0.02)	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12	(1.59)	(1.47)	(0.16)	(0.16)	11.71
Year Ended October 31, 2014	13.36	0.40	– (h)	0.40	(0.42)	(0.42)	13.34
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	13.36
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	11.61
Institutional Service Class Shares
Year Ended October 31, 2016	12.30	0.14	0.13	0.27	(0.04)	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31	(1.78)	(1.47)	(0.09)	(0.09)	12.30
Year Ended October 31, 2014	13.88	0.44	0.05	0.49	(0.51)	(0.51)	13.86
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	13.88
Period Ended October 31, 2012(j)(k)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	12.01
Institutional Class Shares
Year Ended October 31, 2016	12.16	0.14	0.14	0.28	(0.04)	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14	(1.59)	(1.45)	(0.23)	(0.23)	12.16
Year Ended October 31, 2014	13.84	0.47	0.04	0.51	(0.51)	(0.51)	13.84
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	13.84
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	12.02

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (f)

1.93%		$48,350	1.56	%(g)	0.82%	1.63	%(g)	21.59%
(10.85%)		58,730	1.55	%(g)	1.33%	1.61	%(g)	31.45%
3.37%		73,230	1.56%		3.22%	1.56%		24.09%
16.59%		83,800	1.57%		1.42%	1.57%		12.87%
9.86%		76,894	1.49%		1.73%	1.68%		24.83%

1.24%		1,495	2.19	%(g)	0.20%	2.36	%(g)	21.59%
(11.43%)		1,729	2.20	%(g)	0.45%	2.26	%(g)	31.45%
2.78%		4,165	2.19%		2.50%	2.19%		24.09%
15.83%		5,278	2.19%		0.96%	2.19%		12.87%
9.11%		3,348	2.20%		1.28%	2.39%		24.83%

1.64%		1,348	1.84	%(g)	0.66%	1.91	%(g)	21.59%
(11.13%)		1,457	1.88	%(g)	0.96%	1.94	%(g)	31.45%
3.06%		1,986	1.85%		2.96%	1.85%		24.09%
16.35%		2,312	1.76%		1.26%	1.76%		12.87%
9.61%		2,265	1.71%		1.70%	1.90%		24.83%

2.26%		1	1.19	%(g)	1.17%	1.26	%(g)	21.59%
(10.60%)		1	1.26	%(g)	2.29%	1.33	%(g)	31.45%
3.62	%(i)	2	1.19%		3.12%	1.19%		24.09%
17.44	%(i)	1	1.19%		1.80%	1.20%		12.87%
15.65	%(i)	1	1.19%		2.28%	1.39%		24.83%

2.36%		36,167	1.19	%(g)	1.19%	1.27	%(g)	21.59%
(10.55%)		30,678	1.19	%(g)	1.08%	1.25	%(g)	31.45%
3.77	%(i)	78,381	1.19%		3.36%	1.19%		24.09%
17.01	%(i)	67,843	1.19%		1.89%	1.19%		12.87%
10.16%		39,134	1.20%		1.95%	1.39%		24.83%

(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(k)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to the financial statements is for two separate periods of time when shareholders were invested in the class. See Note 5 for Financial Highlight information prior to year ended October 31, 2009.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$11.52	$0.15	$0.75	$0.90	$(0.04)	$(0.04)	$12.38
Year Ended October 31, 2015	15.35	0.23	(3.73)	(3.50)	(0.33)	(0.33)	11.52
Year Ended October 31, 2014	16.37	0.22	(0.98)	(0.76)	(0.26)	(0.26)	15.35
Year Ended October 31, 2013	16.30	0.16	0.04	0.20	(0.13)	(0.13)	16.37
Year Ended October 31, 2012	16.23	0.17	0.07	0.24	(0.17)	(0.17)	16.30
Class C Shares
Year Ended October 31, 2016	10.94	0.07	0.71	0.78	(0.02)	(0.02)	11.70
Year Ended October 31, 2015	14.59	0.13	(3.54)	(3.41)	(0.24)	(0.24)	10.94
Year Ended October 31, 2014	15.56	0.10	(0.93)	(0.83)	(0.14)	(0.14)	14.59
Year Ended October 31, 2013	15.52	0.05	0.04	0.09	(0.05)	(0.05)	15.56
Year Ended October 31, 2012	15.50	0.05	0.08	0.13	(0.11)	(0.11)	15.52
Class R Shares
Year Ended October 31, 2016	11.33	0.11	0.74	0.85	(0.03)	(0.03)	12.15
Year Ended October 31, 2015	15.11	0.20	(3.68)	(3.48)	(0.30)	(0.30)	11.33
Year Ended October 31, 2014	16.11	0.18	(0.96)	(0.78)	(0.22)	(0.22)	15.11
Year Ended October 31, 2013	16.05	0.13	0.04	0.17	(0.11)	(0.11)	16.11
Year Ended October 31, 2012	15.99	0.14	0.07	0.21	(0.15)	(0.15)	16.05
Institutional Service Class Shares
Year Ended October 31, 2016	11.68	0.19	0.75	0.94	(0.05)	(0.05)	12.57
Year Ended October 31, 2015	15.55	0.29	(3.78)	(3.49)	(0.38)	(0.38)	11.68
Year Ended October 31, 2014	16.60	0.28	(1.01)	(0.73)	(0.32)	(0.32)	15.55
Year Ended October 31, 2013	16.51	0.21	0.06	0.27	(0.18)	(0.18)	16.60
Year Ended October 31, 2012	16.43	0.22	0.08	0.30	(0.22)	(0.22)	16.51
Institutional Class Shares
Year Ended October 31, 2016	11.69	0.22	0.76	0.98	(0.05)	(0.05)	12.62
Year Ended October 31, 2015	15.56	0.23	(3.72)	(3.49)	(0.38)	(0.38)	11.69
Year Ended October 31, 2014	16.61	0.26	(0.99)	(0.73)	(0.32)	(0.32)	15.56
Year Ended October 31, 2013	16.54	0.18	0.07	0.25	(0.18)	(0.18)	16.61
Year Ended October 31, 2012	16.47	0.21	0.08	0.29	(0.22)	(0.22)	16.54

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Portfolio Turnover (d)

7.90%	$9,572	1.53	%(e)	1.30%		2.16	%(e)	24.58%
(23.00%)	8,838	1.35	%(e)(f)	1.72	%(f)	2.12	%(e)	31.83%
(4.75%)	15,053	1.48%		1.30%		1.84%		2.02%
1.28%	21,396	1.49%		1.00%		1.64%		12.50%
1.54%	28,898	1.48%		1.06%		1.51%		7.98%

7.17%	1,463	2.16	%(e)	0.69%		2.89	%(e)	24.58%
(23.54%)	1,639	2.03	%(e)(f)	1.05	%(f)	2.80	%(e)	31.83%
(5.39%)	2,793	2.16%		0.62%		2.52%		2.02%
0.58%	4,345	2.16%		0.32%		2.31%		12.50%
0.86%	5,786	2.16%		0.35%		2.19%		7.98%

7.61%	2,293	1.78	%(e)	1.01%		2.41	%(e)	24.58%
(23.22%)	2,473	1.60	%(e)(f)	1.52	%(f)	2.37	%(e)	31.83%
(4.94%)	3,134	1.70%		1.09%		2.06%		2.02%
1.06%	3,942	1.70%		0.80%		1.85%		12.50%
1.34%	5,279	1.69%		0.90%		1.72%		7.98%

8.16%	638	1.23	%(e)	1.73%		1.86	%(e)	24.58%
(22.68%)	312	1.03	%(e)(f)	2.11	%(f)	1.80	%(e)	31.83%
(4.52%)	672	1.16%		1.66%		1.53%		2.02%
1.67%	816	1.16%		1.31%		1.31%		12.50%
1.90%	1,156	1.17%		1.33%		1.20%		7.98%

8.49%	594	1.16	%(e)	1.98%		1.83	%(e)	24.58%
(22.67%)	5,708	1.03	%(e)(f)	1.79	%(f)	1.80	%(e)	31.83%
(4.52%)	1,524	1.16%		1.54%		1.52%		2.02%
1.55%	2,206	1.16%		1.10%		1.31%		12.50%
1.85%	6,781	1.16%		1.31%		1.19%		7.98%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes 0.13% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$12.52	$0.18	$0.04	$0.22	$(0.04)	$(0.04)	$12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	13.57
Class C Shares
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	12.86
Class R Shares
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	13.03
Institutional Service Class Shares
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	13.84
Institutional Class Shares
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	13.88

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Portfolio Turnover (d)

1.76%	$47,736	1.39	%(e)	1.49%		1.39	%(e)	27.99%
(14.02%)	91,902	1.32	%(e)(f)	1.65	%(f)	1.35	%(e)	14.52%
0.49%	148,018	1.33%		3.30%		1.33%		10.08%
14.75%	222,275	1.33%		1.77%		1.33%		23.35%
6.84%	200,574	1.37%		2.37%		1.37%		15.29%

0.97%	14,400	2.10	%(e)	0.70%		2.12	%(e)	27.99%
(14.61%)	22,999	2.01	%(e)(f)	0.97	%(f)	2.04	%(e)	14.52%
(0.24%)	35,696	2.03%		2.68%		2.03%		10.08%
14.02%	42,861	2.01%		1.08%		2.01%		23.35%
6.09%	35,754	2.05%		1.64%		2.05%		15.29%

1.42%	7,647	1.67	%(e)	1.08%		1.67	%(e)	27.99%
(14.32%)	14,095	1.62	%(e)(f)	1.34	%(f)	1.65	%(e)	14.52%
0.26%	16,938	1.62%		3.13%		1.62%		10.08%
14.42%	17,303	1.59%		1.51%		1.59%		23.35%
6.67%	11,531	1.58%		2.10%		1.58%		15.29%

2.01%	101,655	1.14	%(e)	1.62%		1.14	%(e)	27.99%
(13.97%)	156,489	1.15	%(e)(f)	1.89	%(f)	1.18	%(e)	14.52%
0.75%	185,166	1.16%		3.57%		1.16%		10.08%
14.91%	206,212	1.13%		1.92%		1.13%		23.35%
7.07%	191,580	1.17%		2.61%		1.17%		15.29%

2.14%	286,659	1.04	%(e)	1.75%		1.04	%(e)	27.99%
(13.80%)	332,542	1.01	%(e)(f)	2.04	%(f)	1.04	%(e)	14.52%
0.81%	496,344	1.03%		3.73%		1.03%		10.08%
15.14%	558,986	1.01%		2.13%		1.01%		23.35%
7.18%	475,051	1.01%		3.02%		1.01%		15.29%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes 0.03% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$26.87	$0.13	$1.61	$1.74	$(0.12)	$(2.52)	$(2.64)	$–	$25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	–	29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	(0.07)	0.01	28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Class C Shares
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	–	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	–	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	–	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Class R Shares
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	–	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	–	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	–	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Institutional Service Class Shares
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	–	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	–	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Institutional Class Shares
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	–	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	–	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	–	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Portfolio Turnover (d)

7.53	%(e)	$51,530	1.63	%(f)	0.53%	2.09	%(f)	36.40%
(2.39	%)(e)	53,726	1.61	%(f)	1.70%	1.84	%(f)	12.11%
5.32%		64,189	1.60%		0.65%	1.73%		12.93%
10.91%		80,191	1.61%		0.63%	1.76%		34.85%
21.77%		60,672	1.59%		0.62%	2.04%		22.21%

6.85%		1,175	2.30	%(f)	(0.20%)	2.86	%(f)	36.40%
(3.10%)		1,404	2.30	%(f)	1.03%	2.53	%(f)	12.11%
4.60%		1,646	2.30%		(0.03%)	2.43%		12.93%
10.17%		2,208	2.30%		0.08%	2.45%		34.85%
20.92%		521	2.30%		(0.17%)	2.75%		22.21%

7.20	%(e)	947	1.95	%(f)	0.20%	2.41	%(f)	36.40%
(2.74	%)(e)	623	1.91	%(f)	1.38%	2.14	%(f)	12.11%
5.07%		866	1.86%		0.32%	1.99%		12.93%
10.67%		1,749	1.82%		0.55%	1.97%		34.85%
21.44%		499	1.86%		0.25%	2.31%		22.21%

7.65%		64	1.52	%(f)	0.24%	1.98	%(f)	36.40%
(2.38%)		1,359	1.55	%(f)	1.71%	1.78	%(f)	12.11%
5.41%		2,201	1.54%		0.78%	1.67%		12.93%
11.11%		1,803	1.47%		1.10%	1.62%		34.85%
21.88%		45	1.54%		0.69%	1.99%		22.21%

7.92%		19,840	1.30	%(f)	0.71%	1.79	%(f)	36.40%
(2.16%)		48,927	1.30	%(f)	1.27%	1.53	%(f)	12.11%
5.67%		189,864	1.30%		0.99%	1.43%		12.93%
11.29%		212,642	1.30%		0.91%	1.45%		34.85%
22.13%		24,276	1.30%		0.87%	1.75%		22.21%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Includes interest expense that amounts to less than 0.01%.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016(g)	$10.00	$0.06	$0.97	$1.03	$(0.01)	$(0.01)	$11.02
Class C Shares
Year Ended October 31, 2016(g)	10.00	(0.02)	0.97	0.95	– (h)	– (h)	10.95
Class R Shares
Year Ended October 31, 2016(g)	10.00	0.03	0.97	1.00	– (h)	– (h)	11.00
Institutional Service Class Shares
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	(0.01)	11.04
Institutional Class Shares
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	(0.01)	11.04

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

10.27%	$22	1.25%	0.67%	19.03%	8.21%

9.50%	11	2.00%	(0.22%)	19.78%	8.21%

10.05%	11	1.50%	0.28%	19.28%	8.21%

10.50%	11	1.00%	0.78%	18.78%	8.21%

10.50%	1,061	1.00%	0.79%	18.78%	8.21%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.
(h)	Less than $0.005 per share.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016(g)	$10.00	$0.01	$0.94	$0.95	$10.95
Class C Shares
Year Ended October 31, 2016(g)	10.00	(0.05)	0.94	0.89	10.89
Class R Shares
Year Ended October 31, 2016(g)	10.00	(0.01)	0.94	0.93	10.93
Institutional Service Class Shares
Year Ended October 31, 2016(g)	10.00	0.02	0.95	0.97	10.97
Institutional Class Shares
Year Ended October 31, 2016(g)	10.00	0.02	0.95	0.97	10.97

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

9.50%	$12	1.25%	0.09%	15.77%	18.10%

8.90%	11	2.00%	(0.67%)	16.52%	18.10%

9.30%	11	1.50%	(0.17%)	16.02%	18.10%

9.70%	11	1.00%	0.33%	15.52%	18.10%

9.70%	1,053	1.00%	0.33%	15.52%	18.10%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$12.52	$0.03	$0.21	$0.24		$(0.02)	$(0.61)	$(0.63)	$12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54		(0.10)	–	(0.10)	12.41
Year Ended October 31, 2012	9.04	0.08	0.91	0.99		(0.06)	–	(0.06)	9.97
Class C Shares
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		–	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(h)	(0.04)	(0.85)	(0.89)	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25		(0.03)	–	(0.03)	11.40
Year Ended October 31, 2012	8.34	0.01	0.84	0.85		(0.01)	–	(0.01)	9.18
Class R Shares
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40		(0.07)	–	(0.07)	11.91
Year Ended October 31, 2012	8.67	0.05	0.89	0.94		(0.03)	–	(0.03)	9.58
Institutional Service Class Shares
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67		(0.12)	–	(0.12)	12.93
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	10.38
Institutional Class Shares
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68		(0.12)	–	(0.12)	12.94
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	10.38

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (f)

2.25%	$225,723	1.19	%(g)	0.21%	1.28	%(g)	63.11%
0.50%	247,549	1.17	%(g)	0.87%	1.25	%(g)	16.92%
9.87%	276,861	1.17%		0.92%	1.25%		20.60%
25.54%	282,602	1.15%		0.94%	1.23%		19.53%
11.03%	187,216	1.15%		0.85%	1.28%		27.95%

1.56%	5,883	1.90	%(g)	(0.50%)	2.08	%(g)	63.11%
(0.27%)	7,134	1.90	%(g)	0.15%	1.98	%(g)	16.92%
9.07%	8,469	1.90%		0.19%	1.98%		20.60%
24.60%	9,637	1.90%		0.20%	1.95%		19.53%
10.23%	7,899	1.90%		0.10%	2.00%		27.95%

1.95%	266	1.51	%(g)	(0.12%)	1.60	%(g)	63.11%
0.23%	458	1.40	%(g)	0.62%	1.48	%(g)	16.92%
9.62%	351	1.40%		0.69%	1.48%		20.60%
25.16%	405	1.40%		0.73%	1.45%		19.53%
10.91%	416	1.40%		0.56%	1.50%		27.95%

2.52%	101,549	1.00	%(g)	0.40%	1.09	%(g)	63.11%
0.59%	109,288	0.99	%(g)	1.06%	1.07	%(g)	16.92%
10.13%	128,283	0.96%		1.12%	1.07%		20.60%
25.84%	128,368	0.90%		1.21%	1.05%		19.53%
11.37%	115,150	0.90%		1.10%	1.11%		27.95%

2.63%	6,742	0.90	%(g)	0.50%	1.02	%(g)	63.11%
0.68%	7,059	0.90	%(g)	1.13%	0.98	%(g)	16.92%
10.23%	3,437	0.90%		1.18%	0.98%		20.60%
26.00%	3,867	0.90%		1.21%	0.95%		19.53%
11.37%	2,584	0.90%		1.13%	1.00%		27.95%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.

Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$26.62	$(0.09)	$2.18	$2.09	$28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	21.86
Year Ended October 31, 2012	14.06	(0.07)	1.86	1.79	15.85
Class C Shares
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	19.53
Year Ended October 31, 2012	12.73	(0.16)	1.69	1.53	14.26
Class R Shares
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	20.44
Year Ended October 31, 2012	13.21	(0.10)	1.74	1.64	14.85
Institutional Service Class Shares
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	22.76
Year Ended October 31, 2012	14.56	(0.02)	1.93	1.91	16.47
Institutional Class Shares
Year Ended October 31, 2016	27.87	– (f)	2.27	2.27	30.14
Year Ended October 31, 2015	24.93	–	2.94	2.94	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	22.73
Year Ended October 31, 2012	14.53	(0.02)	1.92	1.90	16.43

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

7.85%		$259,556	1.46%	(0.33%)	1.39%	32.20%
11.38%		75,005	1.46%	(0.33%)	1.53%	29.43%
9.33%		72,790	1.47%	0.03%	1.59%	29.32%
37.92%		81,916	1.47%	0.25%	1.58%	39.71%
12.73%		70,189	1.47%	(0.46%)	1.55%	23.05%

7.08%		78,109	2.15%	(0.96%)	2.12%	32.20%
10.66%		35,665	2.15%	(1.02%)	2.22%	29.43%
8.55%		31,346	2.15%	(0.66%)	2.27%	29.32%
36.96%		32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%		29,734	2.15%	(1.13%)	2.23%	23.05%

7.63	%(e)	13,722	1.68%	(0.49%)	1.65%	32.20%
11.12%		4,601	1.71%	(0.59%)	1.78%	29.43%
9.10%		1,152	1.70%	(0.19%)	1.82%	29.32%
37.64%		1,507	1.67%	0.08%	1.78%	39.71%
12.41%		2,195	1.73%	(0.68%)	1.81%	23.05%

8.14%		47,421	1.14%	(0.06%)	1.13%	32.20%
11.78%		9,101	1.18%	(6.38%)	1.25%	29.43%
9.67%		1,626	1.15%	0.33%	1.27%	29.32%
38.19%		1,694	1.15%	0.48%	1.26%	39.71%
13.12%		11,909	1.15%	(0.13%)	1.23%	23.05%

8.15	%(e)	746,112	1.14%	0.01%	1.12%	32.20%
11.79%		235,400	1.15%	0.02%	1.22%	29.43%
9.68%		27,404	1.15%	0.30%	1.27%	29.32%
38.34%		19,619	1.15%	0.61%	1.26%	39.71%
13.08%		26,346	1.15%	(0.10%)	1.23%	23.05%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Less than $0.005 per share.

Annual Report 2016

This page intentionally left blank.

Notes to Financial Statements

October 31, 2016

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2016, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2016, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)*,**
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)**
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen International Small Cap Fund (“International Small Cap Fund”, formerly the “Aberdeen Global Small Cap Fund”)
–	Aberdeen Japanese Equities Fund (“Japanese Equities Fund”)***
–	Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)****
–	Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”, formerly the “Aberdeen U.S. Equity Fund”)
–	Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”, formerly the “Aberdeen Small Cap Fund”)

*	On February 25, 2015, the Global Equity Fund acquired the assets and assumed the liabilities of the Aberdeen Global Select Opportunities Fund Inc. (the “Global Select Opportunities Fund”). The Global Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Global Select Opportunities Fund’s Class A and Institutional Class shares were exchanged for Class A and Institutional Class shares of the Global Equity Fund, respectively.

The following is a summary of the net assets reorganized and net asset value per share issued as of February 25, 2015.

	Shares Issued of the Global Equity Fund	Fund Net Assets Reorganized from the Global Select Opportunities Fund	Net Asset Value Per Shares Issued of the Global Equity Fund
Class A	364,123	$4,987,280	$13.70
Class C	–	–	–
Class R	–	–	–
Institutional Service Class	–	–	–
Institutional Class	86,882	1,191,495	13.71

**	Subsequent to the close of this reporting period, on November 21, 2016, the Global Equity Fund acquired the assets and assumed the liabilities of the Global Natural Resources Fund in a reorganization. In connection with the reorganization, each shareholder of the Global Natural Resources Fund received corresponding shares of the Global Equity Fund. Please see Note 12 for additional information.

***	On November 30, 2015, the Japanese Equities Fund commenced operations.

****	On February 29, 2016, the U.S. Mid Cap Equity Fund commenced operations.

The Board of Trustees of the Trust (the “Board”) approved a Plan of Liquidation for each of the Aberdeen Asia-Pacific Smaller Companies Fund, Aberdeen Latin American Equity Fund and Aberdeen European Equity Fund pursuant to which each Fund was liquidated on August 15, 2016 (the “Liquidations”). Shareholder approval of the Liquidations was not required.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective to maintain a $1.00 NAV, which is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	743,907	12,959,071	–	13,702,978
Preferred Stocks	–	875,832	–	875,832
Short-Term Investment	150,052	–	–	150,052

	893,959	13,834,903	–	14,728,862

China Opportunities Fund
Investments in Securities
Common Stocks	721,849	13,490,796	–	14,212,645
Short-Term Investment	214,463	–	–	214,463

	936,312	13,490,796	–	14,427,108

Emerging Markets Fund
Investments in Securities
Common Stocks	2,179,834,549	4,926,681,678	–	7,106,516,227
Preferred Stocks	267,438,788	396,269,058	–	663,707,846
Short-Term Investment	200,531,487	–	–	200,531,487

	2,647,804,824	5,322,950,736	–	7,970,755,560

Equity Long-Short Fund
Investments in Securities
Common Stocks–Long Positions	59,359,506	–	–	59,359,506
Short-Term Investment	10,646,044	–	–	10,646,044
Common Stocks–Short Positions	(30,385,051)	–	–	(30,385,051)
Exchange Traded Funds–Short Positions	(1,402,823)	–	–	(1,402,823)

	38,217,676	–	–	38,217,676

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Equity Fund
Investments in Securities
Common Stocks	38,917,102	40,912,992	–	79,830,094
Preferred Stocks	3,956,988	1,748,017	–	5,705,005
Short-Term Investment	3,417,398	–	–	3,417,398

	46,291,488	42,661,009	–	88,952,497

Global Natural Resources Fund
Investments in Securities
Common Stocks	6,958,660	7,014,633	–	13,973,293
Preferred Stocks	488,642	–	–	488,642
Short-Term Investment	93,005	–	–	93,005

	7,540,307	7,014,633	–	14,554,940

International Equity Fund
Investments in Securities
Common Stocks	54,058,515	356,950,266	–	411,008,781
Preferred Stocks	23,797,531	11,284,992	–	35,082,523
Short-Term Investment	10,521,547	–	–	10,521,547

	88,377,593	368,235,258	–	456,612,851

International Small Cap Fund
Investments in Securities
Common Stocks	25,715,985	47,208,476	–	72,924,461
Short-Term Investment	581,817	–	–	581,817

	26,297,802	47,208,476	–	73,506,278

Japanese Equities Fund
Investments in Securities
Common Stocks	–	1,079,604	–	1,079,604
Short-Term Investment	17,194	–	–	17,194

	17,194	1,079,604	–	1,096,798

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,118,017	–	–	1,118,017
Short-Term Investment	17,982	–	–	17,982

	1,135,999	–	–	1,135,999

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	333,515,395	–	–	333,515,395
Short-Term Investment	7,522,891	–	–	7,522,891

	341,038,286	–	–	341,038,286

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	1,133,904,836	–	–	1,133,904,836
Short-Term Investment	14,764,752	–	–	14,764,752

	1,148,669,588	–	–	1,148,669,588

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each fiscal period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. The following is a summary of transfers from Level 1 and Level 2 as of October 31, 2016.

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$–	$583,512
China Opportunities Fund	$758,437	$308,850
Emerging Markets Fund	$–	$305,809,807
Global Equity Fund	$–	$1,425,294
Global Natural Resources Fund	$241,371	$–
International Equity Fund	$–	$9,343,594
International Small Cap Fund	$3,133,996	$5,522,632

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

d.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.	Short Sales

During the fiscal year, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis.

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

j.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
International Equity Fund	On all assets	0.80%
International Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
Japanese Equities Fund	On all assets	0.65%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
International Equity Fund	1.10%
International Small Cap Fund	1.30%
Japanese Equities Fund	1.00%
U.S. Mid Cap Equity Fund	1.00%

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

Fund	Limit
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund	1.15%

The Adviser has also entered into a written contract to reimburse the Equity Long-Short Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date. This contract may not be terminated before February 28, 2018 without the approval of the Board.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

During the year ended October 31, 2016, the following Funds received reimbursement from Aberdeen for certain previously paid Transfer Agent expenses not attributable to the Funds as follows:

Equity Long-Short Fund	$19,386
Global Equity Fund	$17,201
Global Natural Resources Fund	$24,439
International Equity Fund	$264,886

In addition and related to the Transfer Agent expenses not attributable to the Funds, Aberdeen has reduced the amounts of prior advisory fees waived and other expenses reimbursed that are eligible for reimbursement in future periods by the following amounts for the following Funds:

China Opportunities Fund	$11,010
Emerging Markets Fund	$36,985
Global Natural Resources Fund	$77,643
International Small Cap Fund	$1,423
U.S. Multi-Cap Equity Fund	$14,357
U.S. Small Cap Equity Fund	$75,732

As of October 31, 2016, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$170,934	$136,242	$89,826	$397,002
China Opportunities Fund	134,971	137,165	136,771	408,907
Emerging Markets Fund	1,662,213	3,028,391	2,402,413	7,093,017
Equity Long-Short Fund	23,669	98,729	132,760	255,158
Global Equity Fund	–	70,298	67,616	137,914
Global Natural Resources Fund	86,066	116,650	117,499	320,215
International Equity Fund	–	–	4,248	4,248
International Small Cap Fund	365,671	369,096	366,445	1,101,212
Japanese Equities Fund	–	–	165,646	165,646

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

Fund	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Total*
U.S. Mid Cap Equity Fund	$–	$–	$103,780	$103,780
U.S. Multi-Cap Equity Fund	319,455	330,663	329,278	979,396
U.S. Small Cap Equity Fund	10,945	157,239	–	168,184

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

During the period ended October 31, 2016, the Adviser paid initial registration fees on behalf of the U.S. Mid Cap Equity Fund and Japanese Equities Fund, which commenced operations during the fiscal year totaling approximately $70,000 and $77,000, respectively. As of October 31, 2016, $17,568 for the U.S. Mid Cap Equity Fund remains payable and is included in Payable to Adviser on the Statement of Assets and Liabilities.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen. State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
International Small Cap Fund	0.25%	1.00%	0.50%
Japanese Equities Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). For the fiscal year ended October 31, 2016, AFD retained commissions of $856,186 from front-end sales charges of Class A shares and $31,726 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, none of which are affiliated with the Trust, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% (or a maximum of 0.15% under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2017) of the average daily net assets of Class A, Class R and Institutional Service Class shares. The amount of expenses incurred under the terms of the Administrative Services Plan during the fiscal year ended October 31, 2016 was as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$–
China Opportunities Fund	1,709
Emerging Markets Fund	380,476
Equity Long-Short Fund	4,005
Global Equity Fund	18,793
Global Natural Resources Fund	1,878
International Equity Fund	72,448
International Small Cap Fund	8,386
Japanese Equities Fund	–
U.S. Mid Cap Equity Fund	–
U.S. Multi-Cap Equity Fund	49,261
U.S. Small Cap Equity Fund	20,759

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2016, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$1,079,380	$–
Equity Long-Short Fund	421,652	38,595
Global Natural Resources Fund	9,870	–
U.S. Mid Cap Equity Fund	–	2,053
U.S. Multi-Cap Equity Fund	–	768,540
Other Aberdeen Funds	–	701,714

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$24,237,776	$255,611,495
China Opportunities Fund	2,266,413	4,112,523
Emerging Markets Fund	659,609,720	1,275,904,799
Equity Long-Short Fund	29,637,710	72,651,429
Global Equity Fund	19,029,707	24,628,513
Global Natural Resources Fund	4,331,923	9,007,054
International Equity Fund	136,570,196	276,231,615
International Small Cap Fund	28,336,142	64,154,538
Japanese Equities Fund	1,065,665	86,746
U.S. Mid Cap Equity Fund	1,221,282	197,365
U.S. Multi-Cap Equity Fund	218,024,065	258,173,980
U.S. Small Cap Equity Fund	970,756,656	222,662,077

5. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%	)	$15	1.35%	0.55%	1.54%	241.73%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

6. Portfolio Investment Risks

a.	Concentration Risk

Investing 25% or more of the Global Natural Resources Fund’s net assets in a select group of companies in natural resources industries could subject the Global Natural Resources Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

b.	Country/Regional Focus Risk

Certain Funds may have significant exposure to a single country or geographical region, which involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

c.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

d.	Equity-Linked Notes

Certain Funds may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

e.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

f.	Foreign Securities Risk

Certain Funds are subject to Foreign Securities Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and political and economical risks.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “— Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund investing heavily in Asia may be more volatile than a fund which is broadly diversified geographically.

China Risk. Certain Funds may concentrate investments in China and Hong Kong, which subjects those Funds to additional risks, and may make such Funds significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitations on repatriation and differing legal standards.

Europe – Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union and one or more other countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Latin American Risk. Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Latin American region may lead to a lack of liquidity. A Fund investing heavily in Latin America may be more volatile than a fund which is broadly diversified geographically.

g.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

h.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

i.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

j.	Long-Short Strategy Risk

The strategy used by Equity Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Equity Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

k.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

l.	Mid-Cap Securities Risk

Certain Funds are subject to Mid-Cap Securities Risk. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

m.	Natural Resources Industry Risk

The Global Natural Resources Fund concentrates its investments in the natural resources industry. The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

n.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

o.	Securities Selection Risk

Each Fund’s investment team may take long positions in securities that underperform the stock market or other funds with similar investment objectives and strategies or take short positions in securities that have positive performance.

p.	Short Sale Risk

Certain Funds are subject to Short Sale Risk. This is the risk that the price of a security sold short will increase in value between the time of the short sale and the time a Fund must purchase the security to return it to the lender. A Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A loss on a short sale is increased by the amount of the premium or interest the Fund must pay to the lender of the security.

q.	Small-Cap Securities Risk

Certain Funds are subject to Small-Cap Securities Risk. Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

r.	Valuation Risk

Certain Funds are subject to greater Valuation Risk than other funds. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$16,363,181	$828,423	$(2,462,742)	$(1,634,319)
China Opportunities Fund	17,105,351	1,099,470	(3,777,713)	(2,678,243)
Emerging Markets Fund	8,076,106,487	1,130,680,794	(1,236,031,721)	(105,350,927)
Equity Long-Short Fund	61,941,466	8,904,262	(840,178)	8,064,084
Global Equity Fund	89,834,915	7,316,951	(8,199,369)	(882,418)
Global Natural Resources Fund	14,907,123	1,092,198	(1,444,381)	(352,183)
International Equity Fund	470,952,163	47,589,550	(61,928,862)	(14,339,312)
International Small Cap Fund	68,686,619	9,892,839	(5,073,180)	4,819,659
Japanese Equities Fund	1,005,730	122,473	(31,405)	91,068
U.S. Mid Cap Equity Fund	1,063,381	92,546	(19,928)	72,618
U.S. Multi-Cap Equity Fund	302,059,391	46,256,655	(7,277,760)	38,978,895
U.S. Small Cap Equity Fund	1,135,492,733	66,620,312	(53,443,457)	13,176,855

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$1,991,125	$–	$1,991,125	$–	$–	$1,991,125
China Opportunities Fund	–	–	–	–	–	–
Emerging Markets Fund	9,497,669	79,747,978	89,245,647	–	–	89,245,647
Equity Long-Short Fund	–	14,765,152	14,765,152	–	–	14,765,152
Global Equity Fund	266,372	–	266,372	–	–	266,372
Global Natural Resources Fund	71,264	–	71,264	–	–	71,264
International Equity Fund	1,934,995	–	1,934,995	–	–	1,934,995
International Small Cap Fund	467,389	8,210,232	8,677,621	–	–	8,677,621
Japanese Equities Fund	847	–	847	–	–	847
U.S. Mid Cap Equity Fund	–	–	–	–	–	–
U.S. Multi-Cap Equity Fund	608,834	17,652,954	18,261,788	–	–	18,261,788
U.S. Small Cap Equity Fund	–	–	–	–	–	–

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$22,860,018	$17,473,584	$40,333,602	$–	$–	$40,333,602
China Opportunities Fund	324,609	–	324,609	–	–	324,609
Emerging Markets Fund	116,164,014	286,807,723	402,971,737	–	–	402,971,737
Equity Long-Short Fund	–	50,623,727	50,623,727	–	–	50,623,727
Global Equity Fund	1,636,532	–	1,636,532	–	–	1,636,532
Global Natural Resources Fund	426,587	–	426,587	–	–	426,587
International Equity Fund	17,650,697	–	17,650,697	–	–	17,650,697
International Small Cap Fund	3,232,930	13,534,873	16,767,803	–	–	16,767,803
Japanese Equities Fund	–	–	–	–	–	–
U.S. Mid Cap Equity Fund	–	–	–	–	–	–
U.S. Multi-Cap Equity Fund	3,881,270	25,770,272	29,651,542	–	–	29,651,542
U.S. Small Cap Equity Fund	–	–	–	–	–	–

*	The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distribution to shareholders, on redemption of shares, as part of the dividends paid deduction for income tax purposes. Any available tax equalization will be applied pro-rata to short-term capital gains, long-term capital gains and net investment income, as applicable.

Amounts listed as “–” are $0 or round to $0.

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$–	$–	$–	$(1,644,706)	$(201,670,068)	$(203,314,774)
China Opportunities Fund	–	102,867	–	–	–	–	3	(2,677,794)	(10,617,640)	(13,192,564)
Emerging Markets Fund	–	85,177,083	–	–	–	–	–	(115,908,468)	(84,529,236)	(115,260,621)
Equity Long-Short Fund	–	–	8,130,719	–	–	(1,081,442)	–	6,905,121	–	13,954,398
Global Equity Fund	–	733,201	–	–	–	–	–	(989,619)	(11,780,752)	(12,037,170)
Global Natural Resources Fund	–	200,909	–	–	–	–	(2)	(353,181)	(33,599,102)	(33,751,376)
International Equity Fund	–	6,884,921	–	–	–	–	–	(14,830,832)	(124,780,216)	(132,726,127)
International Small Cap Fund	–	386,064	211,787	–	–	–	–	4,774,619	–	5,372,470
Japanese Equities Fund	–	13,537	–	–	–	–	–	90,821	–	104,358
U.S. Mid Cap Equity Fund	–	23,865	–	–	–	–	–	72,618	–	96,483
U.S. Multi-Cap Equity Fund	–	582,068	39,016,569	–	–	–	–	38,978,895	(14,297,643)	64,279,889
U.S. Small Cap Equity Fund	–	–	–	–	–	(1,581,355)	(1)	13,176,855	(305,602,110)	(294,006,611)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2016, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund through the years indicated.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$123,092,545	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	78,577,523	Unlimited (Long-Term)
China Opportunities Fund	10,001,079	2017 (Short-Term)
China Opportunities Fund	616,561	Unlimited (Long-Term)
Emerging Markets Fund	1,777,779	Unlimited (Short-Term)
Emerging Markets Fund	82,751,457	Unlimited (Long-Term)
Global Equity Fund	10,233,313	2017 (Short-Term)
Global Equity Fund	38,612	Unlimited (Short-Term)
Global Equity Fund	1,508,827	Unlimited (Long-Term)
Global Natural Resources Fund	28,882,345	2017 (Short-Term)
Global Natural Resources Fund	4,716,757	Unlimited (Long-Term)
International Equity Fund	84,636,377	2017 (Short-Term)
International Equity Fund	1,844,228	Unlimited (Short-Term)
International Equity Fund	38,299,611	Unlimited (Long-Term)
U.S. Multi-Cap Equity Fund	14,297,643	2017 (Short-Term)
U.S. Small Cap Equity Fund	305,602,110	2017 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

2016 Annual Report

Notes to Financial Statements (continued)

October 31, 2016

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to net operating losses, expired capital loss carryforwards, litigation reclass, spinoff adjustment, Indian capital gains tax, foreign currency gain/(loss), passive foreign investment company gain/(loss), capital gains tax, distribution redesignation, merger tax attributes, non-deductible excise tax and non-deductible organization expenses and 12b-1 fees. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia-Pacific (ex-Japan) Equity Fund	$(544,386)	$224,406	$319,980
China Opportunities Fund	–	(38,745)	38,745
Emerging Markets Fund	–	(2,649,392)	2,649,392
Equity Long-Short Fund	(1,943,598)	1,940,387	3,211
Global Equity Fund	(18,019,690)	(24,357)	18,044,047
Global Natural Resources Fund	–	8,709	(8,709)
International Equity Fund	–	91,717	(91,717)
International Small Cap Fund	–	215,703	(215,703)
Japanese Equities Fund	(54)	(2,425)	2,479
U.S. Mid Cap Equity Fund	(47)	47	–
U.S. Multi-Cap Equity Fund	–	9,172	(9,172)
U.S. Small Cap Equity Fund	(30,019,829)	100,393	29,919,436

9. Significant Shareholders

As of October 31, 2016, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	52.1%	5
China Opportunities Fund	29.9	3
Emerging Markets Fund	53.6	4
Equity Long-Short Fund	60.8	4
Global Equity Fund	65.7	3
Global Natural Resources Fund	48.6	3
International Equity Fund	52.2	4
International Small Cap Fund	27.9	2
Japanese Equities Fund	95.1	1
U.S. Mid Cap Equity Fund	95.9	1
U.S. Multi-Cap Equity Fund	12.6	2
U.S. Small Cap Equity Fund	43.8	3

10. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, effective August 12, 2016, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.22% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. During the period November 1, 2015 to August 11, 2016, the commitment fee rate was 0.18%, per annum. For each Fund that borrowed under the Credit Facility during the fiscal year, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia-Pacific (ex-Japan) Equity Fund	$1,291,215	1.61%	65
China Opportunities Fund	100,000	1.63%	1
Emerging Markets Fund	56,138,010	1.57%	16
Global Equity Fund	1,970,082	1.67%	2
Global Natural Resources Fund	138,448	1.70%	16
International Equity Fund	4,252,445	1.62%	20
International Small Cap Fund	1,920,325	1.50%	28
U.S. Multi-Cap Equity Fund	1,115,914	1.62%	4

11. Fund Reorganization

Effective February 25, 2015, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Select Opportunities Fund. The acquisition was accomplished by a tax-free exchange as follows:

157,476 shares of the Global Select Opportunities Fund, fair valued at $6,178,775 for 451,005 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Select Opportunities Fund with a fair value of $6,178,775 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Select Opportunities Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund acquired capital loss carryovers of $27,810,422 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Global Select Opportunities Fund were $6,178,775.

Assuming that the Global Equity Fund reorganization had been completed on November 1, 2014, the pro forma results of operations for the year ended October 31, 2015 are as follows:

Net investment income	$1,442,001
Net realized and unrealized loss from investments	6,766,918
Net decrease in net assets resulting from operations	8,208,919

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Select Opportunities Fund that have been reflected in the statements of operations since February 25, 2015 for the Global Equity Fund.

2016 Annual Report

Notes to Financial Statements (concluded)

October 31, 2016

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund
Net Assets:
Class A/Class A	$4,987,280	$67,762,995	$72,750,275
Class C/Class C	–	4,029,590	4,029,590
Class R/Class R	–	1,906,287	1,906,287
Institutional Service Class/ Institutional Service Class	–	4,899,984	4,899,984
Institutional Class/ Institutional Class	1,191,495	42,089,456	43,280,951
Shares Outstanding:
Class A/Class A	127,266	4,947,407	5,311,530
Class C/Class C	–	310,287	310,287
Class R/Class R	–	144,318	144,318
Institutional Service Class/ Institutional Service Class	–	357,052	357,052
Institutional Class/ Institutional Class	30,210	3,069,115	3,155,997
Net Asset Value per Share:
Class A/Class A	$39.19	$13.70	$13.70
Class C/Class C	–	12.99	12.99
Class R/Class R	–	13.21	13.21
Institutional Service Class/ Institutional Service Class	–	13.72	13.72
Institutional Class/ Institutional Class	39.44	13.71	13.71
Net unrealized appreciation/(depreciation)	156,212	11,716,846	11,873,058
Accumulated net realized gain/(loss)	(27,845,556)	(3,895,237)	(31,740,793)

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2016, except as disclosed in Note 1 and below.

Effective November 21, 2016, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Natural Resources Fund. The acquisition was accomplished by a tax-free exchange as follows:

1,128,647 shares of the Global Natural Resources Fund, fair valued at $13,539,464 for 1,142,540 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Natural Resources Fund with a fair value of $13,539,464 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Natural Resources Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund acquired capital loss carryovers of $33,599,102 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Global Natural Resources Fund were $13,539,464.

Assuming that the Global Equity Fund reorganization had been completed on November 1, 2015, the pro forma results of operations for the year ended October 31, 2016 are as follows:

Net investment income	$1,108,430
Net realized and unrealized gain from investments	2,344,035
Net increase in net assets resulting from operations	3,452,465

Annual Report 2016

Notes to Financial Statements (continued)

October 31, 2016

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Natural Resources Fund that have been reflected in the statements of operations since November 21, 2016 for the Global Equity Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Global Natural Resources Fund	Global Equity Fund	Global Equity Fund
Net Assets:
Class A/Class A	$8,732,862	$46,748,477	$55,481,339
Class C/Class C	1,432,891	1,403,669	2,836,560
Class R/Class R	2,166,589	1,207,119	3,373,708
Institutional Service Class/ Institutional Service Class	624,420	1,072	625,492
Institutional Class/ Institutional Class	582,702	34,989,410	35,572,110
Shares Outstanding:
Class A/Class A	723,033	3,898,835	4,627,156
Class C/Class C	124,828	124,095	250,774
Class R/Class R	182,410	104,667	292,529
Institutional Service Class/ Institutional Service Class	51,044	88	51,371
Institutional Class/ Institutional Class	47,332	2,906,011	2,954,407
Net Asset Value per Share:
Class A/Class A	$12.08	$11.99	$11.99
Class C/Class C	11.48	11.31	11.31
Class R/Class R	11.88	11.53	11.53
Institutional Service Class/ Institutional Service Class	12.23	12.18	12.18
Institutional Class/ Institutional Class	12.31	12.04	12.04
Net unrealized appreciation/(depreciation)	300,710	(3,024,250)	(2,723,540)
Accumulated net realized gain/(loss)	(232,050)	391,054	159,004

2016 Annual Report

Results of Special Meeting of Shareholders of Global Natural Resources Fund

A Special Meeting of Shareholders was held on October 17, 2016, and adjourned to October 31, 2016, at AAMI’s offices at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 (the “Meeting”). The description of the proposal and number of shares voted at the Meeting are as follows:

•

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which contemplates the reorganization of the Aberdeen Global Natural Resources Fund (the “Target Fund”) into the Aberdeen Global Equity Fund, a series of Aberdeen Funds (the “Acquiring Fund”), and provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of certain classes of the Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund (the “Reorganization”).

Votes For*	Votes Against*	Abstained*
451,406	30,396	117,727

*	Unaudited

In connection with the reorganization, the Global Natural Resources Fund’s Class A, Class C, Class R, Institutional Service Class and Institutional Class were exchanged for Class A, Class C, Class R, Institutional Service Class and Institutional Class of the Global Equity Fund, respectively.

The following is a summary of the net assets reorganized and net asset value per share issued as of November 18, 2016.

	Shares Issued of the Global Equity Fund	Fund Net Assets Reorganized from the Global Natural Resources Fund	Net Asset Value Per Shares Issued of the Global Equity Fund
Class A	728,321	$8,732,862	$11.99
Class C	126,679	1,432,891	11.31
Class R	187,862	2,166,589	11.53
Institutional Service Class	51,283	624,420	12.18
Institutional Class	48,395	582,702	12.04

Annual Report 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Equity Fund, Aberdeen Global Natural Resources Fund, Aberdeen International Equity Fund, Aberdeen International Small Cap Fund (formerly, Aberdeen Global Small Cap Fund), Aberdeen U.S. Multi-Cap Equity Fund (formerly, Aberdeen U.S. Equity Fund), and Aberdeen U.S. Small Cap Equity Fund (formerly, Aberdeen Small Cap Fund), ten of the funds comprising Aberdeen Funds, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the statements of assets and liabilities, including the statements of investments, of the Aberdeen Japanese Equities Fund and the Aberdeen U.S. Mid Cap Equity Fund, two of the funds comprising the Aberdeen Funds (collectively, the “Funds”), as of October 31, 2016, and the related statements of operations, statements of changes in net assets and the financial highlights for the period from November 30, 2015 (commencement of operations) through October 31, 2016 for the Aberdeen Japanese Equities Fund and for the period from February 29, 2016 (commencement of operations) through October 31, 2016 for the Aberdeen U.S. Mid Cap Equity Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2016, the results of their operations for the year or period then ended, the changes in their net assets and the financial highlights for each of the years or periods presented in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2016

2016 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the year ended October 31, 2016, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Asia-Pacific (ex-Japan) Equity Fund	91.00%
China Opportunities Fund	100.00%
Emerging Markets Fund	100.00%
Global Equity Fund	100.00%
Global Natural Resources Fund	100.00%
International Equity Fund	100.00%
International Small Cap Fund	96.39%
Japanese Equities Fund	100.00%
U.S. Multi-Cap Equity Fund	100.00%

For the taxable year ended October 31, 2016, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Asia-Pacific (ex-Japan) Equity Fund	1.76%
China Opportunities Fund	3.75%
Emerging Markets Fund	2.53%
Global Equity Fund	48.47%
Global Natural Resources Fund	28.61%
International Small Cap Fund	6.92%
U.S. Multi-Cap Equity Fund	100.00%

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2016. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2016) was as follows:

Fund	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	$0.6096
China Opportunities Fund	$0.0107
Emerging Markets Fund	$0.0270
Global Equity Fund	$0.0189
Global Natural Resources Fund	$0.0374
International Equity Fund	$0.0289
International Small Cap Fund	$0.0299
Japanese Equities Fund	$0.0283

Annual Report 2016

Other Tax Information (Unaudited) (concluded)

During the year ended October 31, 2016, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Emerging Markets Fund	$79,747,978
Equity Long-Short Fund	$14,765,152
International Small Cap Fund	$8,210,232
U.S. Multi-Cap Equity Fund	$17,652,954

2016 Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2016 and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2016	Actual Ending Account Value, October 31, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,090.40	$1,017.34	$8.14	$7.86	1.55%
	Class C	1,000.00	1,085.80	1,013.83	11.80	11.39	2.25%
	Class R	1,000.00	1,089.70	1,016.34	9.19	8.87	1.75%
	Institutional Service Class	1,000.00	1,092.30	1,018.75	6.68	6.44	1.27%
	Institutional Class	1,000.00	1,092.30	1,018.80	6.63	6.39	1.26%
China Opportunities Fund	Class A	1,000.00	1,070.10	1,015.13	10.36	10.08	1.99%
	Class C	1,000.00	1,066.50	1,011.97	13.61	13.25	2.62%
	Class R	1,000.00	1,069.00	1,013.83	11.70	11.39	2.25%
	Institutional Service Class	1,000.00	1,070.40	1,015.48	9.99	9.73	1.92%
	Institutional Class	1,000.00	1,072.10	1,016.99	8.44	8.21	1.62%
Emerging Markets Fund	Class A	1,000.00	1,082.40	1,017.70	7.75	7.51	1.48%
	Class C	1,000.00	1,078.40	1,014.58	10.97	10.63	2.10%
	Class R	1,000.00	1,081.30	1,016.44	9.05	8.77	1.73%
	Institutional Service Class	1,000.00	1,083.10	1,018.80	6.60	6.39	1.26%
	Institutional Class	1,000.00	1,084.70	1,019.61	5.76	5.58	1.10%
Equity Long-Short Fund	Class A	1,000.00	995.50	1,010.56	14.55	14.66	2.90%
	Class C	1,000.00	991.90	1,007.19	17.87	18.01	3.57%
	Class R	1,000.00	992.80	1,008.95	16.13	16.26	3.22%
	Institutional Service Class	1,000.00	995.60	1,011.26	13.84	13.95	2.76%
	Institutional Class	1,000.00	996.70	1,012.27	12.85	12.95	2.56%
Global Equity Fund	Class A	1,000.00	1,034.30	1,017.29	7.98	7.91	1.56%
	Class C	1,000.00	1,031.00	1,014.13	11.18	11.09	2.19%
	Class R	1,000.00	1,033.00	1,016.14	9.15	9.07	1.79%
	Institutional Service Class	1,000.00	1,035.50	1,019.15	6.09	6.04	1.19%
	Institutional Class	1,000.00	1,036.80	1,019.15	6.09	6.04	1.19%

Annual Report 2016

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2016	Actual Ending Account Value, October 31, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Global Natural Resources Fund	Class A	$1,000.00	$1,040.30	$1,017.45	$7.85	$7.76	1.53%
	Class C	1,000.00	1,036.30	1,014.28	11.06	10.94	2.16%
	Class R	1,000.00	1,038.50	1,016.14	9.17	9.07	1.79%
	Institutional Service Class	1,000.00	1,041.40	1,018.70	6.57	6.50	1.28%
	Institutional Class	1,000.00	1,044.70	1,019.31	5.96	5.89	1.16%
International Equity Fund	Class A	1,000.00	1,036.70	1,018.40	6.86	6.80	1.34%
	Class C	1,000.00	1,032.10	1,014.58	10.73	10.63	2.10%
	Class R	1,000.00	1,035.00	1,017.04	8.24	8.16	1.61%
	Institutional Service Class	1,000.00	1,037.60	1,019.96	5.28	5.23	1.03%
	Institutional Class	1,000.00	1,039.00	1,020.06	5.18	5.13	1.01%
International Small Cap Fund	Class A	1,000.00	1,044.20	1,016.84	8.48	8.36	1.65%
	Class C	1,000.00	1,041.40	1,013.57	11.80	11.64	2.30%
	Class R	1,000.00	1,043.00	1,015.28	10.07	9.93	1.96%
	Institutional Service Class	1,000.00	1,044.60	1,017.85	7.45	7.35	1.45%
	Institutional Class	1,000.00	1,046.20	1,018.60	6.69	6.60	1.30%
Japanese Equities Fund	Class A	1,000.00	1,106.40	1,019.05	6.41	6.14	1.21%
	Class C	1,000.00	1,102.70	1,015.08	10.57	10.13	2.00%
	Class R	1,000.00	1,105.50	1,017.85	7.67	7.35	1.45%
	Institutional Service Class	1,000.00	1,108.40	1,020.36	5.03	4.82	0.95%
	Institutional Class	1,000.00	1,107.30	1,020.11	5.30	5.08	1.00%
U.S. Mid Cap Equity Fund	Class A	1,000.00	1,015.80	1,019.05	6.13	6.14	1.21%
	Class C	1,000.00	1,011.10	1,015.08	10.11	10.13	2.00%
	Class R	1,000.00	1,013.90	1,017.80	7.39	7.41	1.46%
	Institutional Service Class	1,000.00	1,016.70	1,020.31	4.87	4.88	0.96%
	Institutional Class	1,000.00	1,016.70	1,020.11	5.07	5.08	1.00%
U.S. Multi-Cap Equity Fund	Class A	1,000.00	1,013.40	1,019.15	6.02	6.04	1.19%
	Class C	1,000.00	1,010.20	1,015.59	9.60	9.63	1.90%
	Class R	1,000.00	1,011.40	1,017.04	8.14	8.16	1.61%
	Institutional Service Class	1,000.00	1,014.30	1,020.11	5.06	5.08	1.00%
	Institutional Class	1,000.00	1,015.10	1,020.61	4.56	4.57	0.90%
U.S. Small Cap Equity Fund	Class A	1,000.00	1,021.00	1,017.70	7.52	7.51	1.48%
	Class C	1,000.00	1,017.40	1,014.28	10.95	10.94	2.16%
	Class R	1,000.00	1,019.90	1,016.64	8.58	8.57	1.69%
	Institutional Service Class	1,000.00	1,022.70	1,019.36	5.85	5.84	1.15%
	Institutional Class	1,000.00	1,022.40	1,019.36	5.85	5.84	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2016 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 15, 2016, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Equity Fund, Aberdeen Global Natural Resources Fund, Aberdeen International Small Cap Fund (formerly Aberdeen Global Small Cap Fund), Aberdeen International Equity Fund, Aberdeen U.S. Small Cap Equity Fund (formerly Aberdeen Small Cap Fund), and Aberdeen U.S. Multi-Cap Equity Fund (formerly Aberdeen U.S. Equity Fund) (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds, to the extent applicable) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s

Annual Report 2016

Supplemental Information (Unaudited) (continued)

Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI out of its advisory fee, not by the Funds. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub- advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and considered that certain Funds

2016 Annual Report

Supplemental Information (Unaudited) (concluded)

were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fees, were reasonable and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*            *            *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2016

Management of the Funds (Unaudited)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of US company Rejuvenan llc (wellbeing services). He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	23	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Corp. and Chair of Chorus Aviation Inc. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	20	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	22	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015. Previously, he was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011. Mr. Porter serves on the boards of Aberdeen Singapore Fund, Inc. and Aberdeen Japan Equity Fund, Inc.	21	Director, CenturyLink Asset Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

2016 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. Mr. Rappaport serves on the boards of Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc. and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	24

Director of iCAD, Inc., since 2006; Director of Credit

Suisse Funds (9) since 1999; Director of Credit Suisse Asset

Management Income Fund,

Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011 and a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010.	23	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	20	None.

Annual Report 2016

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are Interested Persons (as defined in the 1940 Act) of the Trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	24	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of October 31, 2016, the Aberdeen Fund Complex consists of the Trust (which consists of 19 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2016 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Director for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Director, Vice President and Head of Compliance–Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.

Annual Report 2016

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product–US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Russell Barlow Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1974	Vice President (Since October 2015)	Currently, Head of Hedge Funds, based in Aberdeen’s London office, chairman of the Hedge Fund Investment Committee, Deputy Chair of the Pan Alternatives Investment Committee and responsible for co-mingled Hedge Fund portfolios. Mr. Barlow joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

2016 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2016

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

John T. Sheehy

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-AR

Aberdeen Funds

Asset Allocations Series

Annual Report

October 31, 2016

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Market Review	Page 1

Aberdeen Diversified Alternatives Fund	Page 3

Aberdeen Diversified Income Fund	Page 8

Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Report of Independent Registered Public Accounting Firm	Page 43

Other Tax Information	Page 44

Shareholder Expense Example	Page 45

Supplemental Information	Page 46

Management of the Funds	Page 49

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (“AAMI”) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The 12-month reporting period ended October 31, 2016 appeared to encapsulate the adage: “Expect the unexpected.” Myriad economic and geopolitical events prompted numerous bouts of volatility in the global financial markets over the period – and beyond. There was abundant speculation regarding U.S. Federal Reserve (Fed) monetary policy, with investor sentiment alternatively shifting towards and away from interest-rate hikes with each release of economic data. In early 2016, oil and commodity prices ended their prolonged slump and led to a rally in global equities. However, in June 2016, the UK’s surprising approval of a referendum to leave the European Union (EU) – commonly referred to as “Brexit” – sent tremors through the global markets. Stock prices fell sharply, oil prices slumped, and the British sterling plummeted to a 30-year low against the U.S. dollar. Investor sentiment recovered soon thereafter as central banks in Japan and parts of Europe unexpectedly imposed negative interest rates in a bid to combat low inflation and boost spending. In the U.S., Fed policy remained on hold for most of the reporting period after the central bank increased its benchmark interest rate for the first time in more than nine years in December 2015. Additionally, for much of the reporting period, investors focused on the pending U.S. presidential election and its possible impact on the global economy and financial markets. Shortly after the end of the reporting period in early November, real estate magnate Donald Trump, seemingly benefiting from a global surge in populism that had led to the successful campaign for Brexit, secured what generally had been deemed an improbable victory in the presidential election versus former U.S. Secretary of State Hillary Clinton.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, registered a modest gain of 1.8% for the reporting period. Shares of U.S. large-cap companies significantly outperformed their developed-market peers in Europe, but lagged large-cap Asian stocks. The U.S. broader-market S&P 500 Index was up 4.5% for the period, versus the corresponding -7.5% and 8.0% returns of the MSCI Europe and MSCI All-Country (AC) Asia Pacific indices. Emerging-markets and global natural resources stocks benefited from the sharp rebound in oil and commodity prices, with the MSCI Emerging Markets and the S&P Global Natural Resources indices climbing 9.7% and 13.6%, respectively, for the reporting period.1

U.S. equities saw modest gains over the reporting period, with large-cap stocks slightly outperforming small-cap company stocks. Economic growth was sluggish for most of the period before expanding sharply in the third quarter of 2016. The U.S. employment picture continued to improve, albeit at a somewhat slower rate in the second half of the reporting period. However, average hourly wages rose 2.8% over the 12-month reporting period – the largest year-over-year increase since June 2009. Corporate results were generally positive, with 72% of S&P 500 Index companies exceeding consensus earnings estimates and 54% posting better-than-expected revenue for the third-quarter 2016 earnings season.2

Given their significant exposure to the uncertainty generated by Brexit, UK and European stocks lost ground and were the weakest global equity market performers over the reporting period. The UK electorate’s surprising vote to leave the EU counterbalanced the upturn in the European markets for much of the first half of 2016, as the European Central Bank’s aggressive monetary easing had boosted investor sentiment. Earlier in the reporting period, stocks in the region fell amid concerns regarding the terror attacks in Paris and Brussels in November 2015 and March 2016, respectively.

The Asian stock markets performed well during the reporting period despite a slowdown in economic growth in China and the government’s devaluation of its currency, the renminbi, as well as the Brent crude oil price dropping to a multi-year low at the beginning of the 2016 calendar year. The strength in the second half of the period was attributable primarily to investors’ optimism regarding rising oil and commodity prices and global central bank monetary policy. Stock prices rose in response to the European Central Bank’s package of fresh monetary stimulus and the Bank of Japan’s (BoJ’s) move to impose negative interest rates. Additionally, the Japanese yen moved higher amid the flight to safety shortly after the Brexit vote and investors’ hopes that the BoJ would take further stimulus measures. China’s economy strengthened due to increased infrastructure spending and a robust real estate market.

The strong performance of emerging-market equities over the reporting period was attributable primarily to a significant upturn in the Latin America region – particularly Brazil. That market rallied sharply after former President Dilma Rousseff was impeached on charges of fiscal mismanagement and subsequently removed from office. Vice President Michel Temer succeeded her as president. Temer’s economic team, which includes former central bank president Henrique Meirelles serving as finance minister, unveiled an ambitious program of reforms in an effort to buttress the country’s public finances. In contrast, Mexican stocks declined over the reporting period, hampered by an economic slowdown and the global slump in oil prices. Additionally, the Mexican peso weakened against the U.S. dollar on concerns regarding the possible impact of trade restrictions and tariffs and tougher immigration laws under a Trump administration.

Global fixed-income securities saw positive returns over the reporting period as most central banks maintained accommodative monetary policy. Benchmark interest rates remained slightly above 0% in the U.S. and dipped into negative territory in Europe and Japan. Global investment-grade bonds, as measured by the Bloomberg Barclays Global Aggregate Bond Index, gained 5.6% during the reporting period. High-yield issues significantly outperformed their investment-grade counterparts for the period. The Bank of America Merrill Lynch Global High Yield Constrained Index climbed 10.6%, as the asset class was bolstered mainly by the upturn in global commodity prices for much of the reporting period.

2016 Annual Report

1

Market Review (concluded)

Outlook

It seems that the global financial markets have been subjected to heavy doses of Trump- and Brexit-related news, in our view. Both trending topics caused upheaval in equity and bond prices and prompted furious but short-lived sell-offs in the markets. With the continued rise of insurgent populist movements elsewhere in the developed world, we think that we may be heading for an economic and political “crunch point.” The electoral tests thus far in 2016 have brought de-globalization and protectionist tendencies into the front line of government in both the U.S. and the UK. Other incumbent governments facing such challenges in the year ahead – most obviously in France and Germany – are taking notice and contemplating how to explain the benefits of globalization, while acknowledging they could and should be shared more widely.

We feel that it is worth bearing in mind that the story of populism and de-globalization is nuanced, with both negative and positive implications for champions of globalization. On the downside, this complexity may make it harder to successfully address the causes of discontent and reduce the risk of damaging de-globalization. Nonetheless, protectionism is not an inevitable, reflexive response to the challenges the world faces on the other side of the global financial crisis. Returning to the UK, and specifically the EU referendum result, young people voted “remain” overall, whereas older demographic groups favored “leave.” At least in this case, in our opinion, those who have spent all their lives in a globalized world appear most reluctant to give up on it just yet.

Hugh Young

Managing Director

Aberdeen Asset Management

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	Source: FactSet, “Earnings Insight,” November 2016

Annual Report 2016

2

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned -0.51% for the 12-month period ended October 31, 2016, versus the 0.22% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Multi-Strategy Funds (consisting of 76 funds), as measured by Lipper, Inc., was -0.04%.

The 12-month reporting period was characterized by weak global economic growth and heightened concerns around deflation in the developed economies. After raising its benchmark interest rate for the first time in nearly 10 years in December 2015, the U.S. Federal Reserve (Fed) had been expected to continue to increase rates over the course of 2016. However, weakening growth in economies outside of the U.S. made the Federal Open Market Committee turn cautious, and there were no further rate increases over the balance of the reporting period. Emerging markets in particular started 2016 under pressure, with China continuing to devalue the renminbi and commodity prices falling. The European Central Bank (ECB) and the Bank of Japan (BoJ), confronted with sluggish domestic growth, declining inflation expectations and strengthening currencies, responded by pushing deposit rates deeper into negative territory. However, over the second and third quarters of 2016, emerging markets began a strong recovery as China unleashed substantial fiscal stimulus via a renewed state-directed credit expansion. A recovery in Chinese growth and a rally in commodity prices, coinciding with monetary policy easing in developed markets, provided strong support for emerging-market equities and credit. The Latin American market was a particularly strong performer, as investors took a favorable view of political change in Brazil. The MSCI Emerging Markets Index gained 9.7% over the reporting period. In U.S. dollar terms, Brazil’s Bovespa Index1 climbed 72% over the 12-month reporting period. Conversely, in Europe, investor sentiment continued to deteriorate in the wake of the UK’s decision to exit the European Union (Brexit). The sterling fell heavily in the wake of the Brexit vote and European equities generally underperformed their global counterparts over the reporting period. The Europe Stoxx 6002 declined by 6.5% over the reporting period compared to gains of 4.5% and 1.2% for the U.S. broader-market S&P 500 and MSCI World indices, respectively.

Developed-market bond yields fell over the reporting period. The long end of the yield curve was supported by low inflation expectations and continued asset purchases by the ECB and the BoJ (underpinning global demand for low-risk assets with higher yields). In the U.S., however, short-term interest rates rose as investors still anticipated that the Fed would gradually raise the federal funds rate over the coming months. The low interest-rate environment hampered the banking sector over the reporting period. Further interest-rate cuts by global central banks came to be viewed as counterproductive, primarily because of the negative effects on the economy of reduced credit availability from a banking sector increasingly struggling to maintain profitability. Therefore, the policy consensus among global governments appeared to move in favor of using fiscal easing to stimulate the economy rather than additional monetary easing.

The reporting period was challenging in terms of performance across several of the Fund’s strategies. The Fund’s holdings in Eaton Vance Floating Rate Fund, Nuveen Preferred Securities Fund, and iShares TIPS Bond ETF, an exchange-traded fund, bolstered performance as they performed well in the generally favorable interest-rate environment during the period. The holding in iShares Global Infrastructure Fund also posted a strong performance amid the recovery in the energy sector and investors’ search for yield. Conversely, a significant detractor from Fund performance for the reporting period was the holding in BlackRock Global Long/Short Equity Fund, which had a difficult first half of 2016. Additionally, the Fund’s position in Deutsche x-Trackers MSCI Japan Hedged Equity Fund, a currency-hedged equity strategy that generally benefits from yen-weakening, faced significant headwinds from the yen-strengthening relative to the U.S. dollar during the period. Fund performance also was hampered by the positions in AQR Managed Futures Fund and First Trust Health Care AlphaDex Fund.

At the end of the 12-month period ended October 31, 2016, the Fund was invested in line with its alternatives orientation and lower-volatility objective, and we believe that it is consistent with our current views on the global macroeconomic outlook. We remain cautiously inclined toward risk assets in the medium term, given sluggish global growth and key geopolitical events in Europe. We are also mindful of the looming divergence in global central bank policies as the Fed contemplates more interest-rate increases. In terms of asset-class exposures, we remain significantly focused on minimizing downside capture;3 therefore, we are maintaining the Fund’s positioning in less correlated4 and lower-beta5 assets as a hedge against near-term volatility.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

2016 Annual Report

3

1	The Bovespa Index tracks the performance of approximately 50 stocks traded on the São Paulo Stock, Mercantile & Futures Exchange. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Europe Stoxx 600 tracks the performance of 600 large-, mid- and small-capitalization companies across 17 countries within the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the UK.
3	Downside capture is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has declined.
4	Correlation is a statistical measure of how two securities move in relation to each other
5	Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2016

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.87%	)	4.30%	2.33%
	w/SC2	(6.56%	)	3.07%	1.72%
Class C	w/o SC	(1.45%	)	3.58%	1.60%
	w/SC3	(2.43%	)	3.58%	1.60%
Class R4	w/o SC	(1.17%	)	3.95%	2.03%
Institutional Service Class[4,5]	w/o SC	(0.55%	)	4.55%	2.45%
Institutional Class[4]	w/o SC	(0.51%	)	4.60%	2.61%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2016 Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Mutual Funds	86.4%
Exchange Traded Funds	9.2%
Short-Term Investment	4.6%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries
Alternative Investment	60.1%
Fixed Income Funds	32.5%
Equity Funds	3.0%
Other	4.4%
100.0%

Top Holdings*
Gotham Neutral Fund, Institutional Class	14.3%
Eaton Vance Floating-Rate Fund, Class I	13.4%
Boston Partners Long/Short Research Fund, Institutional Class	12.2%
Aberdeen Equity Long-Short Fund, Institutional Class	9.2%
Nuveen Preferred Securities Fund, Institutional Class	8.8%
AQR Managed Futures Strategy Fund, Class I	7.0%
Arbitrage Event Driven Fund, Institutional Class	6.3%
Otter Creek Long/Short Opportunity Fund, Institutional Class	6.0%
BlackRock Global Long/Short Equity Fund, Institutional Class	5.1%
iShares TIPS Bond ETF	4.2%
Other	13.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Annual Report 2016

6

Statement of Investments

October 31, 2016

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (86.4%)
Alternative Investment (60.1%)
Aberdeen Equity Long-Short Fund, Institutional Class (a)	595,567	$5,461,353
AQR Managed Futures Strategy Fund, Class I	421,921	4,122,170
Arbitrage Event Driven Fund, Institutional Class	412,429	3,740,728
BlackRock Global Long/Short Equity Fund, Institutional Class	283,152	3,038,217
Boston Partners Long/Short Research Fund, Institutional Class	477,466	7,181,094
Gotham Neutral Fund, Institutional Class	835,325	8,428,426
Otter Creek Long/Short Opportunity Fund, Institutional Class (b)	288,968	3,560,090
		35,532,078
Fixed Income Funds (26.3%)
Aberdeen Asia Bond Fund, Institutional Class (a)	234,243	2,398,648
Eaton Vance Floating-Rate Fund, Class I	891,729	7,909,635
Nuveen Preferred Securities Fund, Institutional Class	304,609	5,233,187
		15,541,470
Total Mutual Funds		51,073,548
EXCHANGE TRADED FUNDS (9.2%)
Equity Fund (3.0%)
iShares Global Infrastructure ETF	44,358	1,784,079
Fixed Income Funds (6.2%)
iShares 7-10 Year Treasury Bond ETF	10,825	1,191,399
iShares TIPS Bond ETF	21,210	2,457,391
		3,648,790
Total Exchange Traded Funds		5,432,869
SHORT-TERM INVESTMENT (4.6%)
State Street Institutional U.S. Government Money Market Fund (c)	2,722,596	2,722,596
Total Short-Term Investment		2,722,596
Total Investments (Cost $59,929,758) (d)—100.2%		59,229,013

Liabilities in excess of other assets—(0.2)%		(151,462)
Net Assets—100.0%		$59,077,551

(a)	Investment in affiliate. Aberdeen Asset Management, Inc. is the investment adviser to the Fund and the investment adviser to the Aberdeen Equity Long-Short Fund and the Aberdeen Asia Bond Fund.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2016 Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Institutional Class shares net of fees) returned 4.30% for the 12-month period ended October 31, 2016, versus the 4.37% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (consisting of 231 funds), as measured by Lipper, Inc., was 2.59%.

The 12-month reporting period was characterized by weak global economic growth and heightened concerns around deflation in the developed economies. After raising its benchmark interest rate for the first time in nearly 10 years in December 2015, the U.S. Federal Reserve (Fed) had been expected to continue to increase rates over the course of 2016. However, weakening growth in economies outside of the U.S. made the Federal Open Market Committee turn cautious, and there were no further rate increases over the balance of the reporting period. Emerging markets in particular started 2016 under pressure, with China continuing to devalue the renminbi and commodity prices falling. The European Central Bank (ECB) and the Bank of Japan (BoJ), confronted with sluggish domestic growth, declining inflation expectations and strengthening currencies, responded by pushing deposit rates deeper into negative territory. However, over the second and third quarters of 2016, emerging markets began a strong recovery as China unleashed substantial fiscal stimulus via a renewed state-directed credit expansion. A recovery in Chinese growth and a rally in commodity prices, coinciding with monetary policy easing in developed markets, provided strong support for emerging-market equities and credit. The Latin American market was a particularly strong performer, as investors took a favorable view of political change in Brazil. The MSCI Emerging Markets Index gained 9.7% over the reporting period. In U.S. dollar terms, Brazil’s Bovespa Index1 climbed 72% over the twelve months. Conversely, in Europe, investor sentiment continued to deteriorate in the wake of the UK’s decision to exit the European Union (Brexit). The sterling fell heavily in the wake of the Brexit vote and European equities generally underperformed their global counterparts over the reporting period. The Europe Stoxx 6002 declined by 6.5% over the reporting period compared to gains of 4.5% and 1.2% for the U.S. broader-market S&P 500 and MSCI World indices, respectively.

Developed-market bond yields fell over the reporting period. The long end of the yield curve was supported by low inflation expectations and continued asset purchases by the ECB and the BoJ (underpinning global demand for low-risk assets with higher yields). In the U.S., however, short-term interest rates rose as investors still anticipated that the Fed would gradually raise the federal funds rate over the coming months. The low interest-rate environment hampered the banking sector over the reporting period. Further interest-rate cuts by global central banks came to be viewed as counterproductive, primarily because of the negative effects on the economy of reduced credit availability from a banking sector increasingly struggling to maintain profitability. Therefore, the policy consensus among global governments appeared to move in favor of using fiscal easing to stimulate the economy rather than additional monetary easing.

Amid a market environment of generally declining bond yields, the Fund posted a positive return for the 12-month reporting period. Fund performance benefited from the exposures to Vanguard High Dividend Yield Index Fund, Nuveen Preferred Securities Fund, Eaton Vance Floating Rate Fund, and Oppenheimer International Bond Fund. The Fund’s holdings in Aberdeen Asia Bond Fund and Aberdeen Total Return Bond Fund also performed well during the reporting period. Conversely, the position in ETRACS Alerian MLP Infrastructure ETN3 was the most significant detractor from Fund performance for the period, followed by the holding in Aberdeen International Equity Fund.

At the end of the 12-month period ended October 31, 2016, the Fund was invested in line with its alternatives orientation and lower-volatility objective, and we believe that it is consistent with our current views on the global macroeconomic outlook. We remain cautiously inclined toward risk assets in the medium term, given sluggish global growth and key geopolitical events in Europe. We are also mindful of the looming divergence in global central bank policies as the Fed contemplates more interest-rate increases. The Fund remains highly diversified4 and we believe that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Annual Report 2016

8

1	The Bovespa Index tracks the performance of approximately 50 stocks traded on the São Paulo Stock, Mercantile & Futures Exchange. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The Europe Stoxx 600 tracks the performance of 600 large-, mid- and small-capitalization companies across 17 countries within the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the UK.
3	The ETRACS Alerian MLP Infrastructure ETN tracks the Alerian MLP Infrastructure Index, a capped, float-adjusted, capitalization-weighted composite of energy infrastructure master limited partnerships (MLPs) that earn the majority of their cash flow from the transportation, storage, and processing of energy commodities.
4	Diversification does not ensure a profit or protect against a loss in a declining market.

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	4.00%		4.79%	4.19%
	w/SC2	(2.02%	)	3.57%	3.58%
Class C	w/o SC	3.24%		4.03%	3.43%
	w/SC3	2.24%		4.03%	3.43%
Class R4	w/o SC	3.65%		4.34%	3.80%
Institutional Service Class[4,5]	w/o SC	4.28%		5.03%	4.31%
Institutional Class[4]	w/o SC	4.30%		5.08%	4.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Annual Report 2016

10

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Bloomberg Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Mutual Funds	61.7%
Exchange Traded Funds	37.1%
Short-Term Investment	1.2%
Liabilities in excess of other assets	–%
100.0%

Amounts	listed as “–” are 0% or round to 0%

Top Industries
Fixed Income Funds	63.7%
Equity Funds	30.3%
Real Estate Investment Trust (REIT) Funds	4.8%
Other	1.2%
100.0%

Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	15.8%
Vanguard High Dividend Yield ETF	15.2%
Eaton Vance Floating-Rate Fund, Class I	14.4%
Aberdeen Global High Income Fund, Class I	9.9%
Oppenheimer International Bond Fund, Class Y	9.3%
Aberdeen Total Return Bond Fund, Class I	6.3%
Aberdeen Asia Bond Fund, Institutional Class	6.0%
iShares Cohen & Steers REIT ETF	4.8%
WisdomTree Europe Hedged Equity Fund	4.1%
iShares MSCI EAFE ETF	4.0%
Other	10.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2016 Annual Report

11

Statement of Investments

October 31, 2016

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (61.7%)
Fixed Income Funds (61.7%)
Aberdeen Asia Bond Fund, Institutional Class (a)	112,241	$1,149,349
Aberdeen Global High Income Fund, Class I (a)	229,884	1,903,438
Aberdeen Total Return Bond Fund, Class I (a)	88,371	1,205,381
Eaton Vance Floating-Rate Fund, Class I	310,613	2,755,139
Nuveen Preferred Securities Fund, Institutional Class	175,787	3,020,014
Oppenheimer International Bond Fund, Class Y	306,595	1,790,518
		11,823,839
Total Mutual Funds		11,823,839
EXCHANGE TRADED FUNDS (37.1%)
Equity Funds (30.3%)
iShares Core S&P 500 ETF	3,549	758,386
iShares Global Infrastructure ETF	14,445	580,978
iShares MSCI EAFE ETF	13,236	765,306
Vanguard High Dividend Yield ETF	40,827	2,907,699
WisdomTree Europe Hedged Equity Fund	14,435	784,109
		5,796,478
Fixed Income Fund (2.0%)
iShares 7-10 Year Treasury Bond ETF	3,539	389,502
Real Estate Investment Trust (REIT) Funds (4.8%)
iShares Cohen & Steers REIT ETF	9,243	913,578
Total Exchange Traded Funds		7,099,558
SHORT-TERM INVESTMENT (1.2%)
State Street Institutional U.S. Government Money Market Fund (b)	241,394	241,394
Total Short-Term Investment		241,394
Total Investments (Cost $19,239,009) (c)—100.0%		19,164,791

Liabilities in excess of other assets—0.0%		(6,521)
Net Assets—100.0%		$19,158,270

(a)	Investment in affiliate. Aberdeen Asset Management, Inc. is the investment adviser to the Fund and the investment adviser to the Aberdeen Asia Bond Fund, Aberdeen Global High Income Fund and Aberdeen Total Return Bond Fund.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Annual Report 2016

12

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Institutional Class shares net of fees) returned 1.57% for the 12-month period ended October 31, 2016, versus the 2.64% return of its benchmark, the MSCI All Country (AC) World Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (consisting of 231 funds), as measured by Lipper, Inc., was 2.59%.

The 12-month reporting period was characterized by weak global economic growth and heightened concerns around deflation in the developed economies. After raising its benchmark interest rate for the first time in nearly 10 years in December 2015, the U.S. Federal Reserve (Fed) had been expected to continue to increase rates over the course of 2016. However, weakening growth in economies outside of the U.S. made the Federal Open Market Committee turn cautious, and there were no further rate increases over the balance of the reporting period. Emerging markets in particular started 2016 under pressure, with China continuing to devalue the renminbi and commodity prices falling. The European Central Bank (ECB) and the Bank of Japan (BoJ), confronted with sluggish domestic growth, declining inflation expectations and strengthening currencies, responded by pushing deposit rates deeper into negative territory. However, over the second and third quarters of 2016, emerging markets began a strong recovery as China unleashed substantial fiscal stimulus via a renewed state-directed credit expansion. A recovery in Chinese growth and a rally in commodity prices, coinciding with monetary policy easing in developed markets, provided strong support for emerging-market equities and credit. The Latin American market was a particularly strong performer, as investors took a favorable view of political change in Brazil. The MSCI Emerging Markets Index gained 9.7% over the reporting period. In U.S. dollar terms, Brazil’s Bovespa Index1 climbed 72% over the twelve months. Conversely, in Europe, investor sentiment continued to deteriorate in the wake of the UK’s decision to exit the European Union (Brexit). The sterling fell heavily in the wake of the Brexit vote and European equities generally underperformed their global counterparts over the reporting period. The STOXX Europe 600 Index2 declined by 6.5% over the reporting period compared to gains of 4.5% and 1.2% for the U.S. broader-market S&P 500 and MSCI World indices, respectively.

Developed-market bond yields fell over the reporting period. The long end of the yield curve was supported by low inflation expectations and continued asset purchases by the ECB and the BoJ (underpinning global demand for low-risk assets with higher yields). In the U.S., however, short-term interest rates rose as investors still anticipated that the Fed would gradually raise the federal funds rate over the coming months. The low interest-rate environment hampered the banking sector over the reporting period. Further interest-rate cuts by global central banks came to be viewed as counterproductive, primarily because of the negative effects on the economy of reduced credit availability from a banking sector increasingly struggling to maintain profitability. Therefore, the policy consensus among global governments appeared to move in favor of using fiscal easing to stimulate the economy rather than additional monetary easing.

Amid generally declining bond yields, the Fund’s exposure to fixed-income and relatively higher-yielding funds enhanced performance for the reporting period. The primary contributors included Nuveen Preferred Securities Fund, Eaton Vance Floating Rate Fund, and iShares Cohen & Steers REIT, a real estate investment trust. The Fund’s holdings in Aberdeen U.S. Small Cap Equity Fund, as well as two exchange-traded funds – iShares Core S&P 500 ETF and iShares MSCI EAFE ETF – also performed well during the period and bolstered performance. A significant detractor from Fund performance was the holding in Deutsche x-Trackers MSCI Japan Hedged Equity Fund, a currency-hedged equity strategy that benefits from yen-weakening, which faced significant headwinds from the yen-strengthening relative to the U.S. dollar during the reporting period. The positions in Aberdeen International Equity Fund, First Trust Health Care AlphaDEX Fund, and WisdomTree Europe Hedged Equity Fund ETF also weighed on Fund performance.

At the end of the 12-month period ended October 31, 2016, the Fund was invested consistent with our current views on the global macroeconomic outlook. We remain cautiously inclined toward risk assets in the medium term, given sluggish global growth and key geopolitical events in Europe. We are also mindful of the looming divergence in global central bank policies as the Fed contemplates more interest-rate increases. The Fund remains highly diversified3 and we believe that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	The Bovespa Index tracks the performance of approximately 50 stocks traded on the São Paulo Stock, Mercantile & Futures Exchange. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The STOXX Europe 600 Index tracks the performance of 600 large-, mid- and small-capitalization companies across 17 countries within the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the UK.
3	Diversification does not ensure a profit or protect against a loss in a declining market.

2016 Annual Report

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Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2016

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Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.30%		5.25%	4.19%
	w/SC2	(4.49%	)	4.02%	3.58%
Class C	w/o SC	0.58%		4.49%	3.43%
	w/SC3	(0.41%	)	4.49%	3.43%
Class R4	w/o SC	0.84%		4.86%	3.80%
Institutional Service Class[4,5]	w/o SC	1.58%		5.49%	4.31%
Institutional Class[4]	w/o SC	1.57%		5.55%	4.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2016 Annual Report

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Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Mutual Funds	56.1%
Exchange Traded Funds	40.1%
Short-Term Investment	3.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries
Fixed Income Funds	49.4%
Equity Funds	36.1%
Alternative Investment	5.9%
Real Estate Investment Trust (REIT) Funds	4.8%
Other	3.8%
100.0%

Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	11.4%
Aberdeen Total Return Bond Fund, Class I	8.4%
Eaton Vance Floating-Rate Fund, Class I	8.2%
Aberdeen U.S. Small Cap Equity Fund, Institutional Class	7.0%
iShares Russell Midcap ETF	7.0%
AQR Managed Futures Strategy Fund, Class I	5.9%
iShares Core S&P 500 ETF	5.6%
iShares TIPS Bond ETF	5.3%
Aberdeen Asia Bond Fund, Institutional Class	5.0%
iShares Cohen & Steers REIT ETF	4.8%
Other	31.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Annual Report 2016

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Statement of Investments

October 31, 2016

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (56.1%)
Alternative Investment (5.9%)
AQR Managed Futures Strategy Fund, Class I	113,622	$1,110,082
Equity Funds (10.1%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	42,988	583,774
Aberdeen U.S. Small Cap Equity Fund, Institutional Class (a)(b)	44,288	1,335,292
		1,919,066
Fixed Income Funds (40.1%)
Aberdeen Asia Bond Fund, Institutional Class (a)	93,070	953,037
Aberdeen Global High Income Fund, Class I (a)	90,778	751,638
Aberdeen Total Return Bond Fund, Class I (a)	115,750	1,578,835
Eaton Vance Floating-Rate Fund, Class I	175,450	1,556,240
Nuveen Preferred Securities Fund, Institutional Class	125,842	2,161,972
Oppenheimer International Bond Fund, Class Y	99,917	583,516
		7,585,238
Total Mutual Funds		10,614,386
EXCHANGE TRADED FUNDS (40.1%)
Equity Funds (26.0%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	11,863	406,545
iShares Core S&P 500 ETF	4,940	1,055,629
iShares Global Infrastructure ETF	9,766	392,788
iShares MSCI EAFE ETF	13,148	760,217
iShares Russell Midcap ETF	7,866	1,327,702
Vanguard High Dividend Yield ETF	5,413	385,514
WisdomTree Europe Hedged Equity Fund	10,818	587,634
		4,916,029
Fixed Income Funds (9.3%)
iShares 7-10 Year Treasury Bond ETF	6,982	768,439
iShares TIPS Bond ETF	8,599	996,280
		1,764,719
Real Estate Investment Trust (REIT) Funds (4.8%)
iShares Cohen & Steers REIT ETF	9,066	896,084
Total Exchange Traded Funds		7,576,832
SHORT-TERM INVESTMENT (3.9%)
State Street Institutional U.S. Government Money Market Fund (c)	732,820	732,820
Total Short-Term Investment		732,820
Total Investments (Cost $18,657,579) (d)—100.1%		18,924,038

Liabilities in excess of other assets—(0.1)%		(19,873)
Net Assets—100.0%		$18,904,165

(a)	Investment in affiliate. Aberdeen Asset Management, Inc. is the investment adviser to the Fund and the investment adviser to the Aberdeen Emerging Markets Fund, Aberdeen U.S. Small Cap Equity Fund, Aberdeen Asia Bond Fund, Aberdeen Global High Income Fund and Aberdeen Total Return Bond Fund.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2016 Annual Report

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Statements of Assets and Liabilities

October 31, 2016

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$48,646,416	$14,665,229	$12,988,642
Investments in affiliates, at value	7,860,001	4,258,168	5,202,576
Short-term investments, at value	2,722,596	241,394	732,820

Total investments	59,229,013	19,164,791	18,924,038

Interest and dividends receivable	47,335	30,361	16,682
Receivable from Adviser	10,084	15,428	15,564
Receivable for capital shares issued	17,735	–	216
Other receivables	1,551	1,605	1,634
Prepaid expenses	43,751	40,186	41,515

Total assets	59,349,469	19,252,371	18,999,649

Liabilities:
Payable for investments purchased	51,871	31,466	18,017
Payable for capital shares redeemed	152,080	24,668	39,515
Accrued expenses and other payables:
Audit fees	14,748	14,748	14,748
Distribution fees	13,391	11,914	10,019
Printing fees	10,573	1,499	2,541
Investment advisory fees	7,574	2,468	2,438
Transfer agent fees	5,799	2,737	3,306
Sub-transfer agent and administrative services fees	7,563	2,004	2,261
Administration fees	4,039	1,316	1,300
Custodian fees	1,133	479	518
Fund accounting fees	1,152	342	353
Legal fees	160	52	51
Other	1,835	408	417

Total liabilities	271,918	94,101	95,484

Net Assets	$59,077,551	$19,158,270	$18,904,165

Cost:
Investments	$48,973,799	$14,567,046	$12,857,612
Investments in affiliates	8,233,363	4,430,569	5,067,147
Short-term investments	2,722,596	241,394	732,820

Represented by:
Capital	$85,140,721	$19,698,749	$19,702,458
Accumulated net investment income/(loss)	40,312	64,673	47,602
Accumulated net realized (loss) from investments	(25,402,737)	(530,934)	(1,112,354)
Net unrealized appreciation/(depreciation) on investments	(700,745)	(74,218)	266,459

Net Assets	$59,077,551	$19,158,270	$18,904,165

Net Assets:
Class A Shares	$16,106,102	$5,390,180	$7,640,717
Class C Shares	10,663,690	12,293,265	9,469,792
Class R Shares	1,857,623	312,863	508,014
Institutional Service Class Shares	19,009	32,946	10,223
Institutional Class Shares	30,431,127	1,129,016	1,275,419

Total	$59,077,551	$19,158,270	$18,904,165

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

18

Statements of Assets and Liabilities (concluded)

October 31, 2016

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,282,423	458,506	598,976
Class C Shares	885,166	1,070,007	758,257
Class R Shares	149,326	26,898	40,070
Institutional Service Class Shares	1,499	2,807	805
Institutional Class Shares	2,399,401	96,109	100,253

Total	4,717,815	1,654,327	1,498,361

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.56	$11.76	$12.76
Class C Shares (a)	$12.05	$11.49	$12.49
Class R Shares	$12.44	$11.63	$12.68
Institutional Service Class Shares	$12.68	$11.74	$12.70
Institutional Class Shares	$12.68	$11.75	$12.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.33	$12.48	$13.54
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2016 Annual Report

19

Statements of Operations

For the Year Ended October 31, 2016

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,545,436	$611,718	$447,035
Dividend income from affiliates	41,720	117,959	72,735
Interest income	2,907	204	757
Other income	1,551	1,605	1,635

	1,591,614	731,486	522,162

EXPENSES:
Investment advisory fees	137,083	30,676	31,475
Administration fees	73,111	16,360	16,787
Distribution fees Class A	55,174	14,274	20,324
Distribution fees Class C	127,877	131,811	105,822
Distribution fees Class R	8,620	1,960	2,473
Sub-transfer agent and administrative service fees Class A	25,568	3,287	5,164
Sub-transfer agent and administrative service fees Institutional Class	23,309	475	1,676
Sub-transfer agent and administrative service fees Class C	11,002	7,167	7,255
Sub-transfer agent and administrative service fees Class R	2,984	399	899
Sub-transfer agent and administrative service fees Institutional Service Class	12	–	–
Fund accounting fees	9,586	2,103	2,171
Transfer agent fees	83,313	24,536	30,428
Trustee fees	5,432	1,387	1,431
Legal fees	5,195	1,274	1,324
Printing fees	43,068	15,713	17,556
Custodian fees	7,660	3,077	3,362
Registration and filing fees	66,775	61,073	60,894
Audit fees	24,064	24,064	24,064
Other	11,590	5,250	5,290

Total expenses before reimbursed/waived expenses	721,423	344,886	338,395
Interest expense (Note 10)	558	–	–

Total operating expenses before reimbursed/waived expenses	721,981	344,886	338,395
Expenses reimbursed/waived by investment advisor	(272,716)	(142,028)	(151,253)

Net expenses	449,265	202,858	187,142

Net Investment Income	1,142,349	528,628	335,020

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	1,989,648	–	10,210
Realized gain distributions from underlying non-affiliated funds	1,499,563	84,055	175,019
Realized loss from investment transactions from affiliated funds	(2,725,485)	(299,755)	(475,085)
Realized loss from investment transactions from non-affiliated funds	(5,484,946)	(324,643)	(76,057)

Net realized loss from investments	(4,721,220)	(540,343)	(365,913)

Net change in unrealized appreciation/(depreciation) on affiliated funds	321,798	231,518	512,349
Net change in unrealized appreciation/(depreciation) on non-affiliated funds	806,581	423,108	(350,790)

Net change in unrealized appreciation/(depreciation) on investments	1,128,379	654,626	161,559

Net realized/unrealized gain/(loss) from investments	(3,592,841)	114,283	(204,354)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,450,492)	$642,911	$130,666

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

20

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,142,349	$2,113,150	$528,628	$642,973	$335,020	$516,748
Net realized gain/(loss) from investments	(4,721,220)	(926,020)	(540,343)	211,411	(365,913)	1,350,301
Net change in unrealized appreciation/(depreciation) on investments	1,128,379	(4,579,696)	654,626	(1,513,578)	161,559	(2,131,227)

Changes in net assets resulting from operations	(2,450,492)	(3,392,566)	642,911	(659,194)	130,666	(264,178)

Distributions to Shareholders From:
Net investment income:
Class A	(287,575)	(551,092)	(164,376)	(207,023)	(166,526)	(233,946)
Class C	(114,337)	(345,029)	(288,554)	(372,688)	(151,820)	(252,553)
Class R	(17,432)	(9,146)	(10,003)	(11,199)	(7,968)	(10,233)
Institutional Service Class	(280)	(309)	(1,018)	(944)	(239)	(420)
Institutional Class	(1,037,869)	(1,946,934)	(35,748)	(59,239)	(42,445)	(48,674)
Net realized gains:
Class A	–	–	(49,208)	(351,054)	(4,466)	–
Class C	–	–	(112,812)	(711,126)	(6,061)	–
Class R	–	–	(3,342)	(19,693)	(247)	–
Institutional Service Class	–	–	(249)	(550)	(6)	–
Institutional Class	–	–	(9,596)	(102,209)	(1,217)	–

Change in net assets from shareholder distributions	(1,457,493)	(2,852,510)	(674,906)	(1,835,725)	(380,995)	(545,826)

Common Stock Transactions:
Change in net assets from capital transactions	(86,643,398)	52,268,213	(3,263,715)	(257,827)	(3,395,198)	(1,057,167)

Change in net assets	(90,551,383)	46,023,137	(3,295,710)	(2,752,746)	(3,645,527)	(1,867,171)

Net Assets:
Beginning of year	149,628,934	103,605,797	22,453,980	25,206,726	22,549,692	24,416,863

End of year	$59,077,551	$149,628,934	$19,158,270	$22,453,980	$18,904,165	$22,549,692

Accumulated net investment income/(loss) at end of year	$40,312	$158,222	$64,673	$51,775	$47,602	$42,000

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

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Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,166,808	$26,509,629	$669,224	$807,811	$532,382	$819,802
Dividends reinvested	258,875	477,065	161,355	405,007	131,001	170,961
Cost of shares redeemed	(20,964,553)	(19,956,837)	(1,717,964)	(1,755,141)	(1,605,693)	(1,527,901)

Total Class A	(10,538,870)	7,029,857	(887,385)	(542,323)	(942,310)	(537,138)

Class C Shares
Proceeds from shares issued	625,277	5,654,893	538,381	3,584,256	298,508	792,192
Dividends reinvested	67,563	172,265	270,661	652,281	97,862	150,724
Cost of shares redeemed	(6,415,616)	(3,846,485)	(2,898,023)	(3,204,459)	(2,487,871)	(1,763,800)

Total Class C	(5,722,776)	1,980,673	(2,088,981)	1,032,078	(2,091,501)	(820,884)

Class R Shares
Proceeds from shares issued	1,062,944	1,453,268	47,890	305,861	102,113	84,055
Dividends reinvested	12,891	3,837	34	15,600	6,602	8,513
Cost of shares redeemed	(528,285)	(428,413)	(155,883)	(277,395)	(100,541)	(30,042)

Total Class R	547,550	1,028,692	(107,959)	44,066	8,174	62,526

Institutional Service Class Shares
Proceeds from shares issued	–	19,369	–	32,059	–	10,493
Dividends reinvested	280	309	1,267	1,494	245	420
Cost of shares redeemed	–	(11,501)	–	(11,126)	–	(11,644)

Total Institutional Service Class	280	8,177	1,267	22,427	245	(731)

Institutional Class Shares
Proceeds from shares issued	10,414,345	82,724,806	154,738	304,986	941,551	831,443
Dividends reinvested	914,983	1,756,493	37,357	138,379	24,499	30,997
Cost of shares redeemed	(82,258,910)	(42,260,485)	(372,752)	(1,257,440)	(1,335,856)	(623,380)

Total Institutional Class	(70,929,582)	42,220,814	(180,657)	(814,075)	(369,806)	239,060

Change in net assets from capital transactions:	$(86,643,398)	$52,268,213	$(3,263,715)	$(257,827)	$(3,395,198)	$(1,057,167)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

22

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	811,324	2,001,090	57,547	66,395	42,528	61,066
Reinvested	20,553	36,261	14,081	33,481	10,317	12,913
Redeemed	(1,674,760)	(1,534,103)	(149,232)	(144,205)	(128,320)	(114,313)

Total Class A Shares	(842,883)	503,248	(77,604)	(44,329)	(75,475)	(40,334)

Class C Shares
Issued	51,813	442,785	47,760	298,388	24,214	59,807
Reinvested	5,572	13,532	24,183	55,138	7,858	11,605
Redeemed	(529,963)	(305,861)	(256,867)	(268,053)	(201,023)	(135,259)

Total Class C Shares	(472,578)	150,456	(184,924)	85,473	(168,951)	(63,847)

Class R Shares
Issued	85,462	111,742	4,272	26,479	8,321	6,488
Reinvested	1,032	295	2	1,292	523	647
Redeemed	(42,629)	(32,884)	(13,623)	(23,164)	(7,983)	(2,223)

Total Class R Shares	43,865	79,153	(9,349)	4,607	861	4,912

Institutional Service Class Shares
Issued	–	1,472	–	2,639	–	772
Reinvested	23	23	110	125	19	32
Redeemed	–	(888)	–	(958)	–	(915)

Total Institutional Service Class Shares	23	607	110	1,806	19	(111)

Institutional Class Shares
Issued	824,872	6,240,242	13,360	24,311	74,306	62,755
Reinvested	72,024	133,210	3,263	11,443	1,942	2,348
Redeemed	(6,563,532)	(3,226,701)	(32,647)	(103,936)	(106,695)	(48,140)

Total Institutional Class Shares	(5,666,636)	3,146,751	(16,024)	(68,182)	(30,447)	16,963

Total change in shares:	(6,938,209)	3,880,215	(287,791)	(20,625)	(273,993)	(82,417)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$12.82	$0.13	$(0.24)	$(0.11)	$(0.15)	$(0.15)	$12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	(0.28)	12.82
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	(0.15)	13.32
Year Ended October 31, 2013	11.64	0.12	1.01	1.13	(0.14)	(0.14)	12.63
Year Ended October 31, 2012	10.93	0.18	0.70	0.88	(0.17)	(0.17)	11.64
Class C Shares
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03	0.97	1.00	(0.11)	(0.11)	12.22
Year Ended October 31, 2012	10.67	0.10	0.68	0.78	(0.12)	(0.12)	11.33
Class R Shares
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06	1.01	1.07	(0.12)	(0.12)	12.56
Year Ended October 31, 2012	10.90	0.14	0.71	0.85	(0.14)	(0.14)	11.61
Institutional Service Class Shares
Year Ended October 31, 2016	12.94	0.15	(0.22)	(0.07)	(0.19)	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(i)(j)	11.81	0.01	(0.09)	(0.08)	–	–	11.73
Institutional Class Shares
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Year Ended October 31, 2012	11.00	0.22	0.71	0.93	(0.20)	(0.20)	11.73

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (f)

(0.87%)		$16,106	0.62	%(g)	1.01%	0.88	%(g)	36.02%
(1.68%)		27,238	0.57%		1.31%	0.80%		78.72%
6.70%		21,608	0.52%		0.36%	0.88%		54.26%
9.76%		6,135	0.52%		1.02%	1.20%		47.20%
8.14%		6,418	0.52%		1.65%	1.14%		51.62%

(1.45%)		10,664	1.25	%(g)	0.34%	1.60	%(g)	36.02%
(2.35%)		16,740	1.25%		0.79%	1.48%		78.72%
5.91%		15,565	1.25%		(0.36%)	1.61%		54.26%
8.91%		12,467	1.25%		0.26%	1.93%		47.20%
7.39%		13,368	1.25%		0.93%	1.87%		51.62%

(1.17%)		1,858	0.92	%(g)	0.58%	1.18	%(g)	36.02%
(1.98%)		1,341	0.87%		0.81%	1.10%		78.72%
6.37	%(h)	348	0.83%		0.14%	1.19%		54.26%
9.32	%(h)	371	0.88%		0.51%	1.56%		47.20%
7.85	%(h)	277	0.91%		1.22%	1.53%		51.62%

(0.55%)		19	0.32	%(g)	1.22%	0.58	%(g)	36.02%
(1.38%)		19	0.25%		1.54%	0.48%		78.72%
7.02%		12	0.25%		0.65%	0.61%		54.26%
10.03%		11	0.25%		1.22%	0.93%		47.20%
(0.68%)		10	0.25%		0.56%	0.87%		51.62%

(0.51%)		30,431	0.25	%(g)	1.58%	0.55	%(g)	36.02%
(1.38%)		104,291	0.25%		1.59%	0.48%		78.72%
6.94%		66,073	0.25%		0.58%	0.61%		54.26%
10.03%		3,261	0.25%		1.19%	0.93%		47.20%
8.54	%(h)	2,970	0.25%		1.95%	0.87%		51.62%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to the financial statements is for two separate periods of time when shareholders were invested in the class.
(j)	For the period from September 24, 2012 through October 31, 2012.

2016 Annual Report

25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$11.73	$0.35	$0.10	$0.45	$(0.33)	$(0.09)	$(0.42)	$11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	–	(0.36)	12.58
Year Ended October 31, 2012	11.39	0.25	0.62	0.87	(0.23)	–	(0.23)	12.03
Class C Shares
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	–	(0.27)	12.35
Year Ended October 31, 2012	11.18	0.17	0.61	0.78	(0.15)	–	(0.15)	11.81
Class R Shares
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	–	(0.31)	12.49
Year Ended October 31, 2012	11.31	0.19	0.62	0.81	(0.18)	–	(0.18)	11.94
Institutional Service Class Shares
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.37)	(0.09)	(0.46)	11.74
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	–	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(i)(j)	12.06	0.03	(0.08)	(0.05)	–	–	–	12.01
Institutional Class Shares
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	–	(0.40)	12.56
Year Ended October 31, 2012	11.38	0.28	0.61	0.89	(0.26)	–	(0.26)	12.01

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (f)

4.00%		$5,390	0.56%		3.02%	1.22%		20.87%
(2.21%)		6,291	0.53	%(g)	3.07%	1.16	%(g)	50.74%
7.10%		7,542	0.51%		3.06%	1.08%		29.19%
7.69%		8,357	0.53%		2.82%	1.00%		37.01%
7.73	%(h)	10,538	0.53%		2.15%	1.00%		65.34%

3.24%		12,293	1.25%		2.33%	1.96%		20.87%
(2.96%)		14,396	1.25	%(g)	2.33%	1.88	%(g)	50.74%
6.34	%(h)	14,906	1.25%		2.31%	1.82%		29.19%
6.96	%(h)	17,824	1.25%		2.09%	1.72%		37.01%
7.01	%(h)	22,488	1.25%		1.45%	1.72%		65.34%

3.65%		313	0.85%		2.77%	1.51%		20.87%
(2.75%)		421	0.98	%(g)	2.64%	1.61	%(g)	50.74%
6.66%		408	0.97%		2.58%	1.54%		29.19%
7.29%		387	0.96%		2.39%	1.43%		37.01%
7.20%		384	0.99%		1.63%	1.46%		65.34%

4.28%		33	0.25%		3.32%	0.91%		20.87%
(1.91%)		32	0.25	%(g)	3.16%	0.88	%(g)	50.74%
7.32	%(h)	12	0.25%		3.31%	0.82%		29.19%
8.10	%(h)	11	0.25%		3.10%	0.72%		37.01%
(0.41	%)(h)	10	0.25%		2.52%	0.72%		65.34%

4.30%		1,129	0.25%		3.32%	0.95%		20.87%
(1.91%)		1,314	0.25	%(g)	3.30%	0.88	%(g)	50.74%
7.40%		2,339	0.25%		3.32%	0.82%		29.19%
8.01%		1,953	0.25%		3.10%	0.72%		37.01%
7.95%		1,756	0.25%		2.39%	0.72%		65.34%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to the financial statements is for two separate periods of time when shareholders were invested in the class.
(j)	For the period from September 24, 2012 through October 31, 2012.

2016 Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$12.86	$0.24	$(0.07)	$0.17	$(0.26)	$(0.01)	$(0.27)	$12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	–	(0.34)	12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	–	(0.21)	13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	–	(0.19)	12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	–	(0.20)	11.52
Class C Shares
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	–	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	–	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	–	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	–	(0.12)	11.32
Class R Shares
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	–	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	–	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	–	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	–	(0.17)	11.47
Institutional Service Class Shares
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	–	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(h)(i)	11.58	0.01	(0.12)	(0.11)	–	–	–	11.47
Institutional Class Shares
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	–	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	–	(0.23)	11.47

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

28

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

1.30%		$7,641	0.56%	1.92%	1.24%	40.08%
(0.82%)		8,677	0.53%	2.50%	1.19%	40.49%
8.03%		9,506	0.52%	1.58%	1.16%	52.34%
10.35%		9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%

0.58%		9,470	1.25%	1.24%	2.00%	40.08%
(1.55%)		11,687	1.25%	1.78%	1.91%	40.49%
7.28%		12,939	1.25%	0.85%	1.89%	52.34%
9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%

0.84%		508	0.93%	1.52%	1.61%	40.08%
(1.16%)		501	0.96%	2.04%	1.62%	40.49%
7.52%		454	0.95%	1.15%	1.59%	52.34%
9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%

1.58%		10	0.25%	2.22%	0.93%	40.08%
(0.53	%)(g)	10	0.25%	2.56%	0.91%	40.49%
8.36%		12	0.25%	1.85%	0.89%	52.34%
10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%

1.57%		1,275	0.25%	2.26%	1.02%	40.08%
(0.53%)		1,675	0.25%	2.73%	0.91%	40.49%
8.28%		1,506	0.25%	1.86%	0.89%	52.34%
10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented in the table above and in Note 5 in the accompanying notes to the financial statements is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 through October 31, 2012.

2016 Annual Report

29

Notes to Financial Statements

October 31, 2016

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2016, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2016, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective to maintain a $1.00 NAV, which is not guaranteed. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Annual Report 2016

30

Notes to Financial Statements (continued)

October 31, 2016

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2016 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	51,073,548	–	–	51,073,548
Exchange Traded Funds	5,432,869	–	–	5,432,869
Short-Term Investment	2,722,596	–	–	2,722,596

	59,229,013	–	–	59,229,013

Diversified Income Fund
Investments in Securities
Mutual Funds	11,823,839	–	–	11,823,839
Exchange Traded Funds	7,099,558	–	–	7,099,558
Short-Term Investment	241,394	–	–	241,394

	19,164,791	–	–	19,164,791

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	10,614,386	–	–	10,614,386
Exchange Traded Funds	7,576,832	–	–	7,576,832
Short-Term Investment	732,820	–	–	732,820

	18,924,038	–	–	18,924,038

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each fiscal period. During the fiscal year ended October 31, 2016, there were no transfers between Levels. For the fiscal year ended October 31, 2016, there were no significant changes to the fair valuation methodologies.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

2016 Annual Report

31

Notes to Financial Statements (continued)

October 31, 2016

c.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

d.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

e.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on the Fund’s average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Annual Report 2016

32

Notes to Financial Statements (continued)

October 31, 2016

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2016, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Total*
Diversified Alternatives Fund	$218,423	$341,817	$272,716	$832,956
Diversified Income Fund	151,342	153,561	142,028	446,931
Dynamic Allocation Fund	162,128	160,791	151,253	474,172

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2016, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2016 Annual Report

33

Notes to Financial Statements (continued)

October 31, 2016

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the fiscal year ended October 31, 2016, AFD retained commissions of $14,044 from front-end sales charges of Class A shares and $7,237 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, none of which are affiliated with the Trust, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% (or a maximum of 0.15% under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2017) of the average daily net assets of Class A, Class R and Institutional Service Class shares. The amount of expenses incurred under the terms of the Administrative Services Plan during the fiscal year ended October 31, 2016 was as follows:

Fund	Amount
Diversified Alternatives Fund	$6,634
Diversified Income Fund	254
Dynamic Allocation Fund	1,007

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Investment Transactions

Purchases and sales of Underlying Funds for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$31,828,367	$116,448,363
Diversified Income Fund	4,212,783	7,740,031
Dynamic Allocation Fund	8,034,027	11,213,952

A summary of the Funds’ investments in securities of affiliated issuers for the fiscal year ended October 31, 2016 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2015 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2016 Share Balance	10/31/2016 Market Value
Aberdeen Equity Long-Short Fund	1,719,759	$1,989,648	14,850,509	$(2,575,077)	$1,989,648	595,567	$5,461,353
Aberdeen Asia Bond Fund	524,752	1,051,055	4,071,803	(150,408)	41,720	234,243	2,398,648
Total		3,040,703	18,922,312	(2,725,485)	2,031,368		7,860,001

(1)	Distributions received includes both Income and Gains Distributions, if any.

Annual Report 2016

34

Notes to Financial Statements (continued)

October 31, 2016

Diversified Income Fund

Fund	10/31/2015 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2016 Share Balance	10/31/2016 Market Value
Aberdeen International Equity Fund	66,230	$50,238	1,026,346	$(239,451)	$3,267	–	$–
Aberdeen Asia Bond Fund	114,621	266,444	293,418	(9,461)	11,122	112,241	1,149,349
Aberdeen Global High Income Fund	240,442	229,911	358,276	(43,304)	84,532	229,884	1,903,438
Aberdeen Total Return Bond Fund	104,678	64,791	286,477	(7,539)	19,038	88,371	1,205,381
Total		611,384	1,964,517	(299,755)	117,959		4,258,168

(1)	Distributions received includes both Income and Gains Distributions, if any.

Dynamic Allocation Fund

Fund	10/31/2015 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2016 Share Balance	10/31/2016 Market Value
Aberdeen International Equity Fund	90,794	$88,896	1,471,180	$(374,643)	$4,479	–	$–
Aberdeen Emerging Markets Fund	58,043	477,673	795,905	(159,797)	11,504	42,988	583,774
Aberdeen U.S. Small Cap Equity Fund	73,323	–	678,798	124,570	–	44,288	1,335,292
Aberdeen Asia Bond Fund	98,613	424,440	477,762	(12,703)	6,910	93,070	953,037
Aberdeen Global High Income Fund	108,342	52,628	245,869	(49,182)	37,659	90,778	751,638
Aberdeen Total Return Bond Fund	121,997	22,393	106,793	(3,330)	22,393	115,750	1,578,835
Total		1,066,030	3,776,307	(475,085)	82,945		5,202,576

(1)	Distributions received includes both Income and Gains Distributions, if any.

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which was audited by other auditors whose report was unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%	)	$3	0.24%	0.70%	0.68%	46.75%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

2016 Annual Report

35

Notes to Financial Statements (continued)

October 31, 2016

Diversified Income Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%	)	$1	0.26%	2.56%	0.56%	53.11%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Dynamic Allocation Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%	)	$1	0.25%	1.71%	0.71%	44.74%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

6. Portfolio Investment Risks

Principal	Risks of the Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class), the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any

Annual Report 2016

36

Notes to Financial Statements (continued)

October 31, 2016

given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.	Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

f.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

h.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

a.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative

2016 Annual Report

37

Notes to Financial Statements (continued)

October 31, 2016

strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.	Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

d.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

e.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.	Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

i.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

j.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public

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38

Notes to Financial Statements (continued)

October 31, 2016

transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

l.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

m.	Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which an Underlying Fund invests.

o.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

p.	REIT and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

q.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

r.	Short Sale Risk

The Funds may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

s.	Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Stocks of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of the Funds’ investment decrease, you may lose money.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Annual Report

39

Notes to Financial Statements (continued)

October 31, 2016

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Alternatives Fund	$60,931,150	$743,698	$(2,445,835)	$(1,702,137)
Diversified Income Fund	19,250,037	353,280	(438,526)	(85,246)
Dynamic Allocation Fund	18,652,422	676,748	(405,132)	271,616

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$1,457,493	$–	$1,457,493	$–	$–	$1,457,493
Diversified Income Fund	488,373	186,533	674,906	–	–	674,906
Dynamic Allocation Fund	355,975	25,020	380,995	–	–	380,995

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$2,852,510	$–	$2,852,510	$–	$–	$2,852,510
Diversified Income Fund	651,093	1,184,632	1,835,725	–	–	1,835,725
Dynamic Allocation Fund	545,826	–	545,826	–	–	545,826

Amounts listed as “–” are $0 or round to $0.

Annual Report 2016

40

Notes to Financial Statements (continued)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$40,312	$–	$–	$–	$–	$–	$(1,702,137)	$(24,401,345)	$(26,063,170)
Diversified Income Fund	–	64,671	–	–	–	–	–	(85,242)	(519,908)	(540,479)
Dynamic Allocation Fund	–	47,602	–	–	–	–	–	271,616	(1,117,511)	(798,293)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2016, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Amounts listed as “–” are $0 or round to $0.

Fund	Amount	Expires
Diversified Alternatives Fund	$10,674,825	2017 (Short-Term)
Diversified Alternatives Fund	6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	4,724,046	Unlimited (Short-Term)
Diversified Alternatives Fund	965,053	Unlimited (Long-Term)
Diversified Income Fund	50,215	Unlimited (Short-Term)
Diversified Income Fund	469,693	Unlimited (Long-Term)
Dynamic Allocation Fund	468,980	2017 (Short-Term)
Dynamic Allocation Fund	144,109	2018 (Short-Term)
Dynamic Allocation Fund	303,780	Unlimited (Short-Term)
Dynamic Allocation Fund	200,642	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to capital gains distribution reclassification, non-taxable dividend adjustment, taxable dividend adjustment, distribution re-designations and litigation. These reclassifications have no effect on net assets or net asset values per share.

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Diversified Alternatives Fund	$197,234	$(197,234)
Diversified Income Fund	(16,031)	16,031
Dynamic Allocation Fund	39,580	(39,580)

2016 Annual Report

41

Notes to Financial Statements (concluded)

October 31, 2016

9. Significant Shareholders

As of October 31, 2016, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	37.8%	4
Diversified Income Fund	54.6	4
Dynamic Allocation Fund	35.5	3

10. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, effective August 12, 2016, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.22% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. During the period November 1, 2015 to August 11, 2016, the commitment fee rate was 0.18%, per annum. For each Fund that borrowed under the Credit Facility during the fiscal year, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Diversified Alternatives Fund	$6,125,000	1.66%	2

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2016.

Annual Report 2016

42

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, and Aberdeen Dynamic Allocation Fund, three of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and transfer agent of the underlying funds or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2016

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43

Other Tax Information (Unaudited)

For the period ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the year ended October 31, 2016, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Diversified Alternatives Fund	21.36%
Diversified Income Fund	55.52%
Dynamic Allocation Fund	48.51%

For the taxable year ended October 31, 2016, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Diversified Alternatives Fund	7.71%
Diversified Income Fund	32.92%
Dynamic Allocation Fund	21.80%

During the year ended October 31, 2016, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Diversified Income Fund	$186,533
Dynamic Allocation Fund	25,020

Annual Report 2016

44

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2016 and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2016	Actual Ending Account Value, October 31, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+[1]	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$1,008.30	$1,022.02	$3.13	$3.15	0.62%
	Class C	$1,000.00	$1,005.10	$1,018.85	$6.30	$6.34	1.25%
	Class R	$1,000.00	$1,006.60	$1,020.31	$4.84	$4.88	0.96%
	Institutional Service Class	$1,000.00	$1,009.60	$1,023.38	$1.77	$1.78	0.35%
	Institutional Class	$1,000.00	$1,010.80	$1,023.88	$1.26	$1.27	0.25%
Diversified Income Fund	Class A	$1,000.00	$1,034.70	$1,022.32	$2.86	$2.85	0.56%
	Class C	$1,000.00	$1,030.70	$1,018.85	$6.38	$6.34	1.25%
	Class R	$1,000.00	$1,032.70	$1,021.01	$4.19	$4.17	0.82%
	Institutional Service Class	$1,000.00	$1,035.90	$1,023.88	$1.28	$1.27	0.25%
	Institutional Class	$1,000.00	$1,036.20	$1,023.88	$1.28	$1.27	0.25%
Dynamic Allocation Fund	Class A	$1,000.00	$1,025.30	$1,022.27	$2.90	$2.90	0.57%
	Class C	$1,000.00	$1,021.50	$1,018.85	$6.35	$6.34	1.25%
	Class R	$1,000.00	$1,023.50	$1,020.51	$4.68	$4.67	0.92%
	Institutional Service Class	$1,000.00	$1,026.70	$1,023.88	$1.27	$1.27	0.25%
	Institutional Class	$1,000.00	$1,026.70	$1,023.88	$1.27	$1.27	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

2016 Annual Report

45

Supplemental Information

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 15, 2016, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each of the following series of the Trust: Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund, (each a “Fund,” and collectively the “Funds”).

In connection with contract review meetings, the Board reviews a variety of information provided by the Adviser relating to the Funds, the Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considers other matters such as: (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds, to the extent applicable) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreement. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder

Annual Report 2016

46

Supplemental Information (continued)

services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

Based on these factors, the Board determined that the Adviser is an appropriate investment adviser for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Board considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee was fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

After reviewing these and related factors, the Board concluded that the advisory fees were reasonable and supported the renewal of the Agreement.

2016 Annual Report

47

Supplemental Information (concluded)

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•	whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•	so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an additional one-year period.

Annual Report 2016

48

Management of the Funds (Unaudited)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of US company Rejuvenan llc (wellbeing services). He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	23	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Corp. and Chair of Chorus Aviation Inc. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	20	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	22	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015. Previously, he was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011. Mr. Porter serves on the boards of Aberdeen Singapore Fund, Inc. and Aberdeen Japan Equity Fund, Inc.	21	Director, CenturyLink Asset Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

2016 Annual Report

49

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. Mr. Rappaport serves on the boards of Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc. and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	24

Director of iCAD, Inc., since 2006; Director of Credit

Suisse Funds (9) since 1999; Director of Credit Suisse Asset

Management Income Fund,

Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011 and a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010.	23	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	20	None.

Annual Report 2016

50

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are Interested Persons (as defined in the 1940 Act) of the Trust (“Interested Trustees ”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991-2014) of Aberdeen Asset Management Asia Limited and a Director (2000-2014) of Aberdeen Asset Management Limited. He was a Director (1995-2014) and was President (September 2006-2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	24	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of October 31, 2016, the Aberdeen Fund Complex consists of the Trust (which consists of 19 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2016 Annual Report

51

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Director for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

Annual Report 2016

52

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Russell Barlow Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1974	Vice President (Since October 2015)	Currently, Head of Hedge Funds, based in Aberdeen’s London office, chairman of the Hedge Fund Investment Committee, Deputy Chair of the Pan Alternatives Investment Committee and responsible for co-mingled Hedge Fund portfolios. Mr. Barlow joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team.

2016 Annual Report

53

Management of the Funds (Unaudited) (concluded)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2016

54

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

John T. Sheehy

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-AR

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2016

Aberdeen Asia Bond Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Global Unconstrained Fixed Income Fund (formerly, Aberdeen Global Fixed Income Fund)

Aberdeen Tax-Free Income Fund

Market Review	Page 1
Aberdeen Asia Bond Fund	Page 2
Aberdeen Emerging Markets Debt Fund	Page 11
Aberdeen Global Unconstrained Fixed Income Fund	Page 19
Aberdeen Tax-Free Income Fund	Page 31

Financial Statements	Page 38

Notes to Financial Statements	Page 56

Report of Independent Registered Public Accounting Firm	Page 76

Other Tax Information	Page 77

Shareholder Expense Examples	Page 78

Supplemental Information	Page 79

Management of the Funds	Page 82

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (“AAMI”) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The 12-month reporting period ended October 31, 2016 appeared to encapsulate the adage: “Expect the unexpected.” Myriad economic and geopolitical events prompted numerous bouts of volatility in the global financial markets over the period – and beyond. There was abundant speculation regarding U.S. Federal Reserve (Fed) monetary policy, with investor sentiment alternatively shifting towards and away from interest-rate hikes with each release of economic data. In early 2016, oil and commodity prices ended their prolonged slump and led to a rally in global equities. However, in June 2016, the UK’s surprising approval of a referendum to leave the European Union (EU) – commonly referred to as “Brexit” – sent tremors through the global markets. Stock prices fell sharply, oil prices slumped, and the British sterling plummeted to a 30-year low against the U.S. dollar. Investor sentiment recovered soon thereafter as central banks in Japan and parts of Europe unexpectedly imposed negative interest rates in a bid to combat low inflation and boost spending. In the U.S., Fed policy remained on hold for most of the reporting period after the central bank increased its benchmark interest rate for the first time in more than nine years in December 2015. Additionally, for much of the reporting period, investors focused on the pending U.S. presidential election and its possible impact on the global economy and financial markets. Shortly after the end of the reporting period in early November, real estate magnate Donald Trump, seemingly benefiting from a global surge in populism that had led to the successful campaign for Brexit, secured what generally had been deemed an improbable victory in the presidential election versus former U.S. Secretary of State Hillary Clinton.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, registered a modest gain of 1.8% for the reporting period. Shares of U.S. large-cap companies significantly outperformed their developed-market peers in Europe, but lagged large-cap Asian stocks. The U.S. broader-market S&P 500 Index was up 4.5% for the period, versus the corresponding -7.5% and 8.0% returns of the MSCI Europe and MSCI All-Country (AC) Asia Pacific indices. Emerging-markets and global natural resources stocks benefited from the sharp rebound in oil and commodity prices, with the MSCI Emerging Markets and the S&P Global Natural Resources indices climbing 9.7% and 13.6%, respectively, for the reporting period.1

U.S. equities saw modest gains over the reporting period, with large-cap stocks slightly outperforming small-cap company stocks. Economic growth was sluggish for most of the period before expanding sharply in the third quarter of 2016. The U.S. employment picture continued to improve, albeit at a somewhat slower rate in the second half of the reporting period. However, average hourly wages rose 2.8% over the 12-month reporting period – the largest year-over-year increase since June 2009. Corporate results were generally positive, with 72% of S&P 500 Index companies exceeding consensus earnings estimates and 54% posting better-than-expected revenue for the third-quarter 2016 earnings season.2

Given their significant exposure to the uncertainty generated by Brexit, UK and European stocks lost ground and were the weakest global equity market performers over the reporting period. The UK electorate’s surprising vote to leave the EU counterbalanced the upturn in the European markets for much of the first half of 2016, as the European Central Bank’s aggressive monetary easing had boosted investor sentiment. Earlier in the reporting period, stocks in the region fell amid concerns regarding the terror attacks in Paris and Brussels in November 2015 and March 2016, respectively.

The Asian stock markets performed well during the reporting period despite a slowdown in economic growth in China and the government’s devaluation of its currency, the renminbi, as well as the Brent crude oil price dropping to a multi-year low at the beginning of the 2016 calendar year. The strength in the second half of the period was attributable primarily to investors’ optimism regarding rising oil and commodity prices and global central bank monetary policy. Stock prices rose in response to the European Central Bank’s package of fresh monetary stimulus and the Bank of Japan’s (BoJ’s) move to impose negative interest rates. Additionally, the Japanese yen moved higher amid the flight to safety shortly after the Brexit vote and investors’ hopes that the BoJ would take further stimulus measures. China’s economy strengthened due to increased infrastructure spending and a robust real estate market.

The strong performance of emerging-market equities over the reporting period was attributable primarily to a significant upturn in the Latin America region – particularly Brazil. That market rallied sharply after former President Dilma Rousseff was impeached on charges of fiscal mismanagement and subsequently removed from office. Vice President Michel Temer succeeded her as president. Temer’s economic team, which includes former central bank president Henrique Meirelles serving as finance minister, unveiled an ambitious program of reforms in an effort to buttress the country’s public finances. In contrast, Mexican stocks declined over the reporting period, hampered by an economic slowdown and the global slump in oil prices. Additionally, the Mexican peso weakened against the U.S. dollar on concerns regarding the possible impact of trade restrictions and tariffs and tougher immigration laws under a Trump administration.

Global fixed-income securities saw positive returns over the reporting period as most central banks maintained accommodative monetary policy. Benchmark interest rates remained slightly above 0% in the U.S. and dipped into negative territory in Europe and Japan. Global investment-grade bonds, as measured by the Bloomberg Barclays Global Aggregate Bond Index, gained 5.6% during the reporting period. High-yield issues significantly outperformed their investment-grade counterparts for the period. The Bank of America Merrill Lynch Global High Yield Constrained Index climbed 10.6%, as the asset class was bolstered mainly by the upturn in global commodity prices for much of the reporting period.

It seems that the global financial markets have been subjected to heavy doses of Trump- and Brexit-related news, in our view. Both trending topics caused upheaval in equity and bond prices and prompted furious but short-lived sell-offs in the markets. With the continued rise of insurgent populist movements elsewhere in the developed world, we think that we may be heading for an economic and political “crunch point.” The electoral tests thus far in 2016 have brought de-globalization and protectionist tendencies into the front line of government in both the U.S. and the UK. Other incumbent governments facing such challenges in the year ahead – most obviously in France and Germany – are taking notice and contemplating how to explain the benefits of globalization, while acknowledging they could and should be shared more widely.

We feel that it is worth bearing in mind that the story of populism and de-globalization is nuanced, with both negative and positive implications for champions of globalization. On the downside, this complexity may make it harder to successfully address the causes of discontent and reduce the risk of damaging de-globalization. Nonetheless, protectionism is not an inevitable, reflexive response to the challenges the world faces on the other side of the global financial crisis. Returning to the UK, and specifically the EU referendum result, young people voted “remain” overall, whereas older demographic groups favored “leave.” At least in this case, in our opinion, those who have spent all their lives in a globalized world appear most reluctant to give up on it just yet.

Hugh Young

Managing Director

Aberdeen Asset Management

[1]	Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	Source: FactSet, “Earnings Insight,” November 2016

2016 Annual Report

1

Aberdeen Asia Bond Fund (Unaudited)

Effective April 1, 2016, the Fund’s benchmark changed from the HSBC Asian Local Bond Index to the Markit iBoxx Asia Government Index.

The Aberdeen Asia Bond Fund (Institutional Class shares net of fees) returned 6.02% for the 12-month period ended October 31, 2016, versus the 6.36% return of its benchmark, the Markit iBoxx Asia Government Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Income Funds (comprising 45 funds), as measured by Lipper, Inc., was 5.16% for the period.

Asian fixed-income assets rallied over the 12-month period ended October 31, 2016, despite a volatile start attributable to an interest-rate hike by the U.S. Federal Reserve (Fed) in December 2015, sharp declines in Chinese equities, and the tumble in commodity prices. Just when investor sentiment appeared to stabilize going into the second half of the reporting period, risk aversion spiked again, this time caused by the UK’s unexpected Brexit1 vote in June 2016. After a brief sell-off, Asian bonds rebounded as record-low interest rates in developed markets drove global fund flows in search of higher yields. Towards the end of the reporting period, caution rose ahead of the U.S. presidential election in early November. Republican Donald Trump subsequently won the election on November 8, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton. Regional currencies ended the reporting period mixed against the U.S. dollar; the Indonesian rupiah, Malaysian ringgit and Thai baht led gains, but the Chinese yuan, Philippine peso and Indian rupee weakened.

In Asian bond markets, Indonesia and India were the strongest market performers over the reporting period as their respective central banks continued to cut interest rates. The Indonesian market was further boosted by fiscal stimulus measures and the tax amnesty bill that investors hoped would encourage overseas asset repatriation. In India, reform momentum accelerated with the ratification of the bankruptcy code and the upper house’s approval of the goods and services tax (GST) bill. The market also reacted positively to the appointment of Urjit Patel as the new central bank governor and formation of the monetary policy committee. Chinese bonds were buttressed by ample liquidity and Beijing’s assurance that its economic growth targets would be met. In Malaysia, investor sentiment was lifted by the central bank’s interest-rate cut and J.P. Morgan’s decision to include Islamic bonds in its emerging-market indices. Thai bond yields fell on hopes of easier monetary policy, which gained credence after King Bhumibol’s death in October.

Yields in Singapore also trended lower over the reporting period, even though the central bank removed the appreciation bias from its currency policy. Korean bonds benefited from the central bank’s policy rate cut and the government’s 20 trillion-won (about US$17 billion) stimulus package. However, gains were pared in the last few months of the period by protests calling for President Park Geun-hye’s resignation for allowing a friend to gain inappropriate access to government documents. Philippine bonds underperformed the overall market during the reporting period. Investors initially welcomed President Rodrigo Duterte’s election win, but his more strident invectives against the U.S. later reignited market jitters.

Asian credit markets strengthened over the reporting period, with spreads versus comparable-duration2 U.S. Treasuries narrowing substantially, led by the high-yield sector. As commodity prices rebounded and fears over Chinese economic growth subsided, investors’ risk appetite improved. Nevertheless, some headwinds emerged later, particularly rising concerns over overheating Chinese property prices and corporate bond defaults in the hard-hit oil-and-gas sector. Towards the end of the reporting period, gains were capped by increasingly stretched valuations.

The Fund slightly underperformed versus its benchmark, the Markit iBoxx Asia Government Index, during the reporting period. The Fund’s interest-rate strategies contributed to the relative performance, while the currency strategies had a negative impact.

Regarding interest-rate strategies, the Fund’s overweight exposure to Indian bonds relative to the benchmark was the largest contributor to performance. However, the underweight allocation to Singapore and Thai bonds weighed on the Fund’s relative return. In currency management, the Fund’s overweight to the Indian rupee relative to the benchmark and underweight to the Malaysian ringgit detracted from performance, but was mitigated by positive impact of the overweight exposure to the Indonesian rupiah.

The Fund’s positioning within the Asian U.S.-dollar credit segment enhanced the performance relative to the benchmark for the reporting period. This was attributable mainly to the underweight allocation to financials and overweight exposure to high-yield industrials excluding China. Conversely, security selection in quasi-sovereign bonds and high-quality real estate pared gains.

Regarding the use of derivatives over the reporting period, the employment of forwards3 to manage exposure to Asian currencies contributed negatively to Fund performance, exacerbating the overall negative impact of currency management on relative return. The Fund’s use of U.S. Treasury futures to hedge the U.S. interest-rate risk contributed to the relative performance for the period. Overall, the derivatives positions detracted 0.55% from Fund performance for the reporting period.

1	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

Annual Report 2016

2

Aberdeen Asia Bond Fund (Unaudited) (concluded)

As part of the liberalization of the domestic bond market, in February 2016, the People’s Republic of China (PRC) announced a new path for international investors to access onshore bonds through the China Interbank Bond Market (CIBM). Because more than 90% of current PRC bond trading activity is transacted in the CIBM, the Fund’s new ability to access PRC bonds (and other products) through CIBM provides greater flexibility and liquidity, while subjecting the Fund to similar risks associated with other methods of investing directly in China.

During the reporting period, we reduced the Fund’s overall short-duration positioning to an underweight of 0.7% for the year versus that of the benchmark. We accomplished this primarily by moving from short- to long-duration positions in Malaysia and Indonesia, while reducing the short-duration position in Korea. This was offset by a reduction in long-duration positions in non-local currency exposure in India and China.

With respect to currency positioning over the reporting period, we decreased the Fund’s long U.S.-dollar exposure from an overweight allocation of about 10% to an underweight position of 10% relative to the benchmark. Specifically, we moved the Fund from a virtually flat position in the Philippine peso to an overweight allocation of 3% versus the benchmark, while we increased the overweight exposure to the Bangladeshi taka by 1.5% to 2.5%. We increased the underweight allocation to the Singapore dollar by 1% to 3% versus the benchmark. We also increased the overweight position in the rupiah by 1.4% to 2.5%. A 10% underweight to the Korean won was reduced to 4%. In the currency overlay,4 we exited the Fund’s 3% short position in each of the Australian and New Zealand dollars. Furthermore, we decreased the Fund’s overweight to the Indian rupee from 14.5% to 9.5%.

Market reaction in the immediate aftermath of the U.S. presidential election reflected not only surprise over Donald Trump’s win but also elevated uncertainty that we believe could prevail going into 2017. U.S. Treasuries and some Asian bond markets initially rallied, but subsequently sold off, with current yields generally higher than their pre-election levels. The U.S. dollar weakened against its G105 peers but later reversed course, and recently was stronger against most G10 and emerging-market currencies. Credit spreads narrowed after initially widening immediately after the election. We believe that investors will need to wait for President-elect Trump to set policy direction when he takes office in January. Early assumptions are that the U.S. may embark on fiscal stimulus, which could prove inflationary and cause U.S. Treasury yields to rise further. The Fed is also expected to continue on its path of monetary policy normalization in December 2016, provided that market sentiment and financial conditions are stable. For Asia, we think that a key risk stems from a potential increase in U.S. protectionism and its impact on global trade. The Italian referendum on constitutional reform in early December 2016, along with the Supreme Court ruling in the UK on the need for parliamentary approval to invoke Article 50,6 also present further headwinds, in our view.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	A currency overlay segregates the currency component from other investments within a portfolio, allowing its separate management overlaid over the top of other assets.
5	The G10 nations include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.
6	Article 50 stipulates that “Any Member State may decide to withdraw from the [European] Union in accordance with its own constitutional requirements.”

2016 Annual Report

3

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.	5 Yr.	Inception[2]
Class A3	w/o SC	5.67%	1.33%	1.09%
	w/SC4	1.20%	0.45%	0.16%
Class C3	w/o SC	4.88%	0.62%	0.33%
	w/SC5	3.88%	0.62%	0.33%
Class R3,6	w/o SC	5.44%	1.08%	0.82%
Institutional Service Class[6,7]	w/o SC	5.78%	1.35%	3.33%
Institutional Class[6,7]	w/o SC	6.02%	1.58%	3.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Returns before the first offering of the Institutional Service Class (January 4, 2010) are based on the previous performance of the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.
7	Not subject to any sales charges.

Annual Report 2016

4

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia Bond Fund, the Markit iBoxxR Asia Government Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Markit iBoxxR Asia Government Index is part of the Markit iBoxx ex-Japan Index family. The Markit iBoxx Asia ex-Japan Index family covers local currency sovereign and quasi-sovereign debt from 10 Asian markets. The 10 Asian markets are China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The indices serve as benchmarks for asset managers and investors and may form the basis for traded products, such as ETFs. Multiple-source pricing ensures that they are an accurate reflection of the underlying markets.

Effective April 1, 2016, the Markit iBoxxR Asia Government Index replaced the HSBC Asian Local Bond IndexTM as the Fund’s benchmark index because the HSBC Asian Local Bond IndexTM was discontinued in April 2016.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Government Bonds	48.6%
Corporate Bonds	45.6%
Short-Term Investment	3.5%
Government Agencies	0.7%
Other assets in excess of liabilities	1.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	12.6%
Oil, Gas & Consumable Fuels	7.2%
Diversified Financial Services	5.9%
Real Estate	3.9%
Diversified Telecommunication Services	2.2%
Commercial Services & Supplies	1.8%
Gas Utilities	1.8%
Electric Utilities	1.6%
Machinery-Diversified	1.4%
Transportation	1.4%
Other	60.2%
100.0%

2016 Annual Report

5

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Top Holdings*
Malaysia Government Bond 05/31/2035	6.3%
China Government Bond, Series 1110 04/28/2031	5.7%
Indonesia Treasury Bond, Series FR72 05/15/2036	5.7%
Korea Treasury Bond, Series 3509 09/10/2035	4.0%
India Government Bond 06/02/2028	4.0%
India Government Bond 11/10/2033	3.9%
Malaysia Government Bond 03/15/2046	3.3%
Indonesia Treasury Bond, Series FR73 05/15/2031	3.3%
ICICI Bank Ltd. 08/06/2024	2.8%
Power Finance Corp. Ltd., Series 137 07/24/2020	2.6%
Other	58.4%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	24.3%
India	21.5%
Indonesia	14.7%
Malaysia	10.9%
Republic of South Korea	6.4%
Hong Kong	5.3%
United States	3.5%
Thailand	2.9%
Singapore	2.5%
Bangladesh	2.4%
Other	5.6%
100.0%

Annual Report 2016

6

Statement of Investments

October 31, 2016

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (45.6%)
CHINA (14.6%)
Diversified Telecommunication Services (1.4%)
Proven Honour Capital Ltd. (USD), 4.13%, 05/19/2025 (a)	$400,000	$418,656
Engineering & Construction (1.1%)
China Railway Resources Huitung Ltd. (USD), 3.85%, 02/05/2023 (a)	301,000	314,077
Gas Utilities (1.8%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/2022 (a)	200,000	216,083
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	283,000	319,151
		535,234
Machinery-Diversified (0.7%)
Shanghai Electric Group Investment Ltd. (USD), 3.00%, 08/14/2019 (a)	200,000	204,371
Oil, Gas & Consumable Fuels (5.3%)
CNOOC Nexen Finance 2014 ULC (USD), 4.25%, 04/30/2024	256,000	272,657
CNPC General Capital Ltd. (USD), 2.75%, 05/14/2019 (a)	200,000	203,861
Kunlun Energy Co. Ltd. (USD), 3.75%, 05/13/2025 (a)	314,000	325,706
Sinopec Capital 2013 Ltd., 144A (USD), 3.13%, 04/24/2023 (a)	350,000	354,941
Sinopec Group Overseas Development 2013 Ltd. (USD), 4.38%, 10/17/2023 (a)	200,000	218,500
Sinopec Group Overseas Development 2016 Ltd. (USD), 4.25%, 05/03/2046 (a)	200,000	203,945
		1,579,610
Real Estate (2.4%)
Agile Group Holdings Ltd. (USD), 8.38%, 02/18/2019 (a)	200,000	210,251
China Overseas Finance Cayman III Ltd. (USD), 5.38%, 10/29/2023 (a)	200,000	225,736
Future Land Development Holdings Ltd. (USD), 10.25%, 07/21/2019 (a)	250,000	272,180
		708,167
Semiconductors (1.2%)
Semiconductor Manufacturing International Corp. (USD), 4.13%, 10/07/2019 (a)	330,000	342,825
Transportation (0.7%)
Eastern Creation II Investment Holdings Ltd. (USD), 2.63%, 11/20/2017 (a)	200,000	201,350
		4,304,290
HONG KONG (4.2%)
Diversified Holding Companies (1.1%)
Hutchison Whampoa International Ltd.
(USD), 7.63%, 04/09/2019 (a)	100,000	113,724
(USD), 4.63%, 01/13/2022 (a)	200,000	221,938
		335,662
Electric Utilities (0.7%)
Hongkong Electric Finance Ltd. (USD), 2.88%, 05/03/2026 (a)	200,000	197,641
Food Products (0.7%)
FPC Treasury Ltd. (USD), 4.50%, 04/16/2023 (a)	200,000	204,936
Real Estate (0.8%)
Hongkong Land Finance Cayman Islands Co. Ltd. (The) (USD), 4.50%, 06/01/2022	200,000	221,646
Real Estate Investment Trust (REIT) (1.0%)
Champion MTN Ltd. (USD), 3.75%, 01/17/2023 (a)	278,000	284,761
		1,244,647
INDIA (12.5%)
Commercial Banks (3.5%)
ICICI Bank Ltd. (INR), 9.15%, 08/06/2024	50,000,000	813,637
State Bank of India (USD), 3.62%, 04/17/2019 (a)	200,000	206,384
		1,020,021
Diversified Financial Services (5.6%)
Housing Development Finance Corp. Ltd. (INR), 8.65%, 09/18/2020	50,000,000	773,726
Indian Railway Finance Corp. Ltd. (USD), 3.92%, 02/26/2019 (a)	114,000	118,717
Power Finance Corp. Ltd., Series 137 (INR), 8.53%, 07/24/2020	50,000,000	774,826
		1,667,269
Diversified Telecommunication Services (0.8%)
GCX Ltd. (USD), 7.00%, 08/01/2019 (a)	250,000	241,869
Electric Utilities (0.7%)
NTPC Ltd. (USD), 4.25%, 02/26/2026 (a)	200,000	209,278
Oil, Gas & Consumable Fuels (1.9%)
Bharat Petroleum Corp. Ltd. (USD), 4.00%, 05/08/2025 (a)	280,000	287,071
ONGC Videsh Ltd. (USD), 4.63%, 07/15/2024 (a)	260,000	278,140
		565,211
		3,703,648
INDONESIA (3.5%)
Commercial Banks (2.6%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 9.40%, 02/10/2017	10,000,000,000	768,082
Electric Utilities (0.2%)
Majapahit Holding BV (USD), 7.88%, 06/29/2037 (a)	50,000	64,625

See accompanying Notes to Financial Statements.

2016 Annual Report

7

Statement of Investments (continued)

October 31, 2016

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
Transportation (0.7%)
Pelabuhan Indonesia II PT (USD), 4.25%, 05/05/2025 (a)	$200,000	$200,750
		1,033,457
PHILIPPINES (1.3%)
Commercial Banks (0.6%)
Rizal Commercial Banking Corp. (USD), 4.25%, 01/22/2020 (a)	150,000	157,490
Commercial Services & Supplies (0.7%)
ICTSI Treasury BV (USD), 5.88%, 09/17/2025 (a)	200,000	214,849
		372,339
REPUBLIC OF SOUTH KOREA (2.4%)
Commercial Banks (0.7%)
Shinhan Bank (USD), 1.88%, 07/30/2018 (a)	200,000	200,602
Diversified Financial Services (0.3%)
Hyundai Capital Services, Inc. (USD), 2.63%, 09/29/2020 (a)	100,000	101,533
Machinery-Diversified (0.7%)
Doosan Heavy Industries & Construction Co. Ltd. (USD), 2.13%, 04/27/2020 (a)	215,000	214,268
Metals & Mining (0.7%)
Minera y Metalurgica del Boleo SA de CV (USD), 2.88%, 05/07/2019 (a)	200,000	204,107
		720,510
SINGAPORE (2.5%)
Commercial Banks (0.7%)
United Overseas Bank Ltd. (USD), 3.50%, 09/16/2026 (a)(b)	200,000	203,892
Commercial Services & Supplies (1.1%)
HPHT Finance 15 Ltd. (USD), 2.88%, 03/17/2020 (a)	318,000	324,494
Real Estate (0.7%)
Global Logistic Properties Ltd. (USD), 3.88%, 06/04/2025 (a)	200,000	204,367
		732,753
THAILAND (2.9%)
Commercial Banks (2.9%)
Bangkok Bank PCL (USD), 9.03%, 03/15/2029 (a)	50,000	72,507
Krung Thai Bank PCL (USD), 5.20%, 12/26/2024 (a)(b)	379,000	396,823
Siam Commercial Bank PCL (USD), 3.50%, 04/07/2019 (a)	389,000	402,024
		871,354
UNITED KINGDOM (1.6%)
Commercial Banks (1.6%)
HSBC Holdings PLC (USD), 6.38%, 03/30/2025 (b)(c)	170,000	170,638
Standard Chartered PLC (USD), 4.05%, 04/12/2026 (a)	300,000	308,727
		479,364
Total Corporate Bonds		13,462,362
GOVERNMENT BONDS (48.6%)
BANGLADESH (2.4%)
Bangladesh Treasury Bond, Series 5YR (BDT), 11.78%, 08/14/2018 (d)	50,000,000	706,438
CHINA (9.7%)
China Government Bond
Series 1019 (CNY), 3.41%, 06/24/2020 (e)	1,000,000	152,784
Series 1124 (CNY), 3.57%, 11/17/2021 (e)	2,000,000	309,997
Series 1505 (CNY), 3.64%, 04/09/2025 (e)	2,000,000	315,479
Series 1604 (CNY), 2.85%, 01/28/2026 (e)	2,700,000	402,042
Series 1110 (CNY), 4.15%, 04/28/2031 (e)	10,000,000	1,672,535
		2,852,837
INDIA (8.3%)
India Government Bond
(INR), 8.40%, 07/28/2024	6,280,000	101,749
(INR), 8.60%, 06/02/2028	71,260,000	1,187,799
(INR), 8.24%, 11/10/2033	70,000,000	1,158,285
		2,447,833
INDONESIA (11.2%)
Indonesia Government International Bond (USD), 6.75%, 01/15/2044 (a)	200,000	263,668
Indonesia Treasury Bond
Series FR61 (IDR), 7.00%, 05/15/2022	2,500,000,000	190,807
Series FR73 (IDR), 8.75%, 05/15/2031	11,400,000,000	976,357
Series FR72 (IDR), 8.25%, 05/15/2036	21,000,000,000	1,671,771
Perusahaan Penerbit SBSN Indonesia III (USD), 4.35%, 09/10/2024 (a)	200,000	210,000
		3,312,603
MALAYSIA (10.9%)
Malaysia Government Bond
Series 0411 (MYR), 4.23%, 06/30/2031	1,600,000	390,164
(MYR), 4.25%, 05/31/2035	7,800,000	1,843,738
(MYR), 4.74%, 03/15/2046	4,000,000	981,263
		3,215,165
REPUBLIC OF SOUTH KOREA (4.0%)
Korea Treasury Bond, Series 3509 (KRW), 2.63%, 09/10/2035	1,200,000,000	1,193,677

See accompanying Notes to Financial Statements.

Annual Report 2016

8

Statement of Investments (continued)

October 31, 2016

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
SRI LANKA (2.1%)
Sri Lanka Government Bonds
Series A (LKR), 8.00%, 11/15/2018	$50,000,000	$319,141
Series A (LKR), 11.40%, 01/01/2024	48,000,000	317,120
		636,261
Total Government Bonds		14,364,814
GOVERNMENT AGENCIES (0.7%)
INDIA (0.7%)
Export-Import Bank of India (USD), 3.38%, 08/05/2026 (a)	200,000	198,309
Total Government Agencies		198,309
SHORT-TERM INVESTMENT (3.5%)
UNITED STATES (3.5%)
State Street Institutional U.S. Government Money Market Fund (f)	1,039,337	1,039,337
Total Short-Term Investment		1,039,337
Total Investments (Cost $28,929,889) (g)—98.4%		29,064,822

Other assets in excess of liabilities—1.6%		487,174
Net Assets—100.0%		$29,551,996

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2016.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	Illiquid security.
(e)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(f)	Registered investment company advised by State Street Global Advisors.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
BDT	Bangladesh Taka
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
LKR	Sri Lanka Rupee
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

At October 31, 2016, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-10 year	(11)	12/20/2016	$10,458
United States Treasury Note 6%-10 year	56	12/20/2016	(48,591)
United States Treasury Note 6%-30 year	5	12/20/2016	(32,824)
United States Treasury Note 6%-2 year	1	12/30/2016	25
United States Treasury Note 6%-5 year	1	12/30/2016	(487)
United States Treasury Note 6%-5 year	(146)	12/30/2016	28,174
			$(43,245)

See accompanying Notes to Financial Statements.

2016 Annual Report

9

Statement of Investments (concluded)

October 31, 2016

Aberdeen Asia Bond Fund

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
11/10/2016	Credit Suisse	CNH	9,323,860	USD	1,400,000	$1,374,708	$(25,292)
11/10/2016	Royal Bank of Canada	CNH	2,683,000	USD	400,001	395,581	(4,420)

Indonesian Rupiah/United States Dollar
11/18/2016	Standard Chartered Bank	IDR	21,456,000,000	USD	1,600,000	1,641,024	41,024

Malaysian Ringgit/United States Dollar
01/20/2017	BNP Paribas	MYR	1,686,400	USD	400,000	400,538	538
01/20/2017	Credit Suisse	MYR	3,736,170	USD	900,000	887,381	(12,619)
01/20/2017	Royal Bank of Canada	MYR	3,777,289	USD	904,999	897,147	(7,852)

Philippine Peso/United States Dollar
11/14/2016	Standard Chartered Bank	PHP	136,480,400	USD	2,800,000	2,818,614	18,614

Singapore Dollar/United States Dollar
12/15/2016	Goldman Sachs	SGD	3,803,800	USD	2,800,000	2,735,291	(64,709)
12/15/2016	Standard Chartered Bank	SGD	832,380	USD	600,000	598,560	(1,440)

South Korean Won/United States Dollar
12/02/2016	BNP Paribas	KRW	4,012,488,000	USD	3,600,000	3,506,960	(93,040)
12/02/2016	Credit Suisse	KRW	451,960,000	USD	400,000	395,018	(4,982)
12/02/2016	Goldman Sachs	KRW	223,539,506	USD	200,000	195,376	(4,624)

Thai Baht/United States Dollar
11/23/2016	Goldman Sachs	THB	41,595,600	USD	1,200,000	1,187,986	(12,014)
						$17,034,184	$(170,816)

*	Certain contracts with different trade dates and like characteristics have been shown net.

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi Offshore
11/10/2016	Citibank	USD	200,000	CNH	1,340,395	$197,628	$2,372
11/10/2016	Credit Suisse	USD	600,000	CNH	3,995,940	589,160	10,840

United States Dollar/Indonesian Rupiah
11/18/2016	Standard Chartered Bank	USD	1,700,000	IDR	22,797,000,000	1,743,588	(43,588)

United States Dollar/Malaysian Ringgit
01/20/2017	Credit Suisse	USD	1,800,000	MYR	7,472,340	1,774,762	25,238

United States Dollar/South Korean Won
12/02/2016	Goldman Sachs	USD	100,000	KRW	110,520,000	96,596	3,404
12/02/2016	Standard Chartered Bank	USD	700,000	KRW	777,840,000	679,841	20,159

United States Dollar/Thai Baht
11/23/2016	Goldman Sachs	USD	100,000	THB	3,470,400	99,116	884
						$5,180,691	$19,309

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2016

10

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Institutional Class net of fees) returned 14.78% for the 12-month period ended October 31, 2016, versus the 11.70% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Hard Currency Debt Funds (comprising 95 funds), as measured by Lipper, Inc., was 10.53% for the period.

Emerging-market debt posted significant gains over the 12-month period ended October 31, 2016. The asset class was under pressure in late 2015 due to “risk-off” market sentiment in the run-up to the U.S. Federal Reserve’s (Fed’s) first interest-rate hike in more than nine years in December 2015, but improved throughout the rest of the reporting period, across local and hard currency sovereign bonds, as well as corporate debt. The upward trend in oil prices throughout much of 2016, as well as record-low yields in developed markets, bolstered investor sentiment towards emerging markets. Additionally, investors reacted positively to regime changes in Argentina, Brazil and Peru.

The UK’s referendum on its European Union (EU) membership was the key risk event in the second quarter, but aside from a short-lived negative investor reaction, emerging markets maintained their strong performance.

The Fed, European Central Bank (ECB), Bank of England, Bank of Japan and People’s Bank of China all signaled the maintenance of accommodative monetary policy, providing a relative benign macroeconomic backdrop for emerging-market debt.

Regarding hard currency assets, high-yield sovereign bonds outperformed their investment-grade counterparts over the reporting period, with Venezuela, Ecuador, Zambia, Argentina and Ghana comprising the top performers within the benchmark J.P. Morgan EMBI Global Diversified Index, while Mozambique and Belize were the only markets to record negative returns. High-yield local-currency bonds also outperformed investment-grade bonds, led by Brazil, Indonesia and Russia. Mexico suffered losses as the market began to price in the risk of a victory by Donald Trump in the U.S. presidential election in early November 2016.

Fund performance for the reporting period was bolstered by an overweight in Brazil bonds and currency versus the benchmark, as well as overweight positions in Kazakhstan, Argentina and Ghana. Underweight positions in Poland, Lebanon, the Philippines and China also contributed to Fund performance. Conversely, the Fund’s currency allocations to Mexico and South Africa were the primary detractors from performance, along with the overweight position in Iraq and local currency exposure in Peru.

The Fund may invest in derivatives for hedging purposes and to gain risk exposure to countries, currencies and securities in which the Fund is permitted to invest. During the reporting period, the Fund’s use of currency forwards1 detracted 1.29% from Fund performance for the reporting period.

During the reporting period, we initiated a switch within Morocco, preferring the state-controlled fertilizer company Office Chérifien des Phosphates (OCP) to the sovereign issue, and exited the Fund’s position in Egypt. We added to the position in Ghana due to our expectation of further fiscal consolidation success. We participated in new issues from Mexican state-owned oil company Pemex, Paraguay, Ecuador, Mongolia and a new quasi-sovereign issue from Azerbaijan, Southern Gas Corridor – all of which we believed were attractively priced relative to their existing yield curves. Furthermore, we participated in Argentina’s first new Eurobond issuance since the country defaulted on its debt in 2001, choosing the 10-year bond, and also purchased Abu Dhabi’s new 10-year issue. We increased the Fund’s positions in Gabon, Senegal and Bahrain, where we think that the risk-return profile has become attractive. We exited the Fund’s position in Mozambique as the International Monetary Fund (IMF) deemed that the government had entered into a high risk of debt distress. In the local currency space, we added to the Fund’s position in Indonesia, while increasing the exposure to the Argentine peso, Mexican peso and Indonesian rupiah.

In our view, the U.S. presidential election in which Republican Donald Trump unexpectedly defeated former U.S. Secretary of State Hillary Clinton provides short-term risk to the asset class. However, looking beyond this event, we believe that a Fed interest-rate hike in December 2016, a constitutional referendum in Italy, a reversal of the Organization of the Petroleum Exporting Countries’ (OPEC’s) supply quota agreement, as well as a chance that the ECB moves away from its easing bias, provide other potential events which could cause an increase in market volatility. In contrast, we think that for most investors, the case for reallocating risk away from developed markets has become even more relevant, given the low yields in traditional fixed-income securities – roughly 25% of the bonds represented in the J.P. Morgan EMBI Global Diversified Index carry negative yields. We believe that fund flows into emerging-market debt should continue to provide a welcome backstop to market volatility, absorbing primary market issuance and providing the marginal demand for emerging-market assets.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information

1	A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

2016 Annual Report

11

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2016

12

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2016)		1 Yr.	Inception[1]
Class A	w/o SC	14.45%	2.51%
	w/SC2	9.58%	1.41%
Class C	w/o SC	13.62%	1.77%
	w/SC3	12.62%	1.77%
Class R4	w/o SC	14.22%	2.28%
Institutional Service Class[4]	w/o SC	14.76%	2.78%
Institutional Class[4]	w/o SC	14.78%	2.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2016 Annual Report

13

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasisovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Government Bonds	76.1%
Government Agencies	10.6%
Corporate Bonds	10.4%
Short-Term Investment	2.3%
Other assets in excess of liabilities	0.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	4.0%
Commercial Banks	1.3%
Diversified Telecommunication Services	1.2%
Chemicals	1.1%
Diversified Financial Services	1.1%
Electric Utilities	1.0%
Metals & Mining	0.5%
Airlines	0.2%
Engineering & Construction	–%
Other	89.6%
100.0%

Amounts listed as “–” are 0% or round to 0%

Top Holdings*
Argentine Republic Government International Bond 04/22/2026	5.2%
Brazil Notas do Tesouro Nacional, Series F 01/01/2027	3.0%
Turkey Government International Bond 10/09/2026	2.9%
Mexico Government International Bond 01/11/2040	2.8%
Ghana Government International Bond 01/18/2026	2.7%
Dominican Republic International Bond 01/29/2026	2.6%
Indonesia Government International Bond 01/15/2024	2.5%
Ukraine Government International Bond 09/01/2019	2.4%
Georgian Railway JSC 07/11/2022	2.4%
Petrobras Global Finance BV 03/17/2024	2.4%
Other	71.1%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Brazil	8.1%
Argentina	7.3%
Indonesia	6.3%
Mexico	5.9%
Turkey	5.7%
Ukraine	4.0%
Uruguay	3.8%
Dominican Republic	3.2%
Russia	2.9%
Ghana	2.7%
Other	50.1%
100.0%

Annual Report 2016

14

Statement of Investments

October 31, 2016

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (10.4%)
BRAZIL (3.2%)
Commercial Banks (0.2%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$120,000	$36,513
Engineering & Construction (0.0%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(b)(c)	200,000	7,250
Oil, Gas & Consumable Fuels (3.0%)
Petrobras Global Finance BV
(USD), 7.88%, 03/15/2019	56,000	60,200
(USD), 8.38%, 05/23/2021	50,000	55,315
(USD), 6.25%, 03/17/2024	450,000	444,825
		560,340
		604,103
CHILE (1.2%)
Airlines (0.2%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 11/15/2027	38,691	38,304
Electric Utilities (1.0%)
Empresa Electrica Angamos SA, 144A (USD), 4.88%, 05/25/2029 (a)	200,000	196,637
		234,941
KAZAKHSTAN (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)	200,000	192,815
KUWAIT (1.1%)
Diversified Financial Services (1.1%)
Equate Petrochemical BV, 144A (USD), 4.25%, 11/03/2026 (a)	200,000	198,162
MOROCCO (1.1%)
Chemicals (1.1%)
OCP SA (USD), 5.63%, 04/25/2024 (a)	200,000	215,040
PANAMA (1.1%)
Commercial Banks (1.1%)
Global Bank Corp., 144A (USD), 4.50%, 10/20/2021 (a)	200,000	199,160
PERU (0.5%)
Metals & Mining (0.5%)
Southern Copper Corp. (USD), 5.88%, 04/23/2045	98,000	97,907
RUSSIA (1.2%)
Diversified Telecommunication Services (1.2%)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (USD), 7.75%, 02/02/2021 (a)	200,000	220,958
Total Corporate Bonds		1,963,086
GOVERNMENT BONDS (76.1%)
ANGOLA (1.0%)
Angolan Government International Bond (USD), 9.50%, 11/12/2025 (a)	200,000	195,690
ARGENTINA (7.3%)
Argentine Bonos del Tesoro
(ARS), 18.20%, 10/03/2021	682,000	47,280
(ARS), 16.00%, 10/17/2023	2,168,000	144,867
Argentine Republic Government International Bond
(USD), 7.50%, 04/22/2026 (a)	901,000	984,343
(USD), 0.00%, 12/15/2035 (d)	440,000	46,420
(USD), 7.13%, 07/06/2036 (a)	150,000	154,650
		1,377,560
ARMENIA (1.1%)
Armenia International Bond (USD), 6.00%, 09/30/2020 (a)	200,000	206,750
BAHRAIN (1.1%)
Bahrain Government International Bond, 144A (USD), 7.00%, 10/12/2028 (a)	210,000	216,300
BRAZIL (4.9%)
Brazil Notas do Tesouro Nacional
Series F (BRL), 10.00%, 01/01/2025	1,010,000	295,474
Series F (BRL), 10.00%, 01/01/2027	2,000,000	577,273
Series B (BRL), 6.00%, 08/15/2050 (e)	176,416	57,362
		930,109
CROATIA (1.2%)
Croatia Government International Bond (USD), 5.50%, 04/04/2023 (a)	200,000	218,000
DOMINICAN REPUBLIC (3.2%)
Dominican Republic International Bond
(USD), 6.88%, 01/29/2026 (a)	440,000	487,300
(USD), 6.85%, 01/27/2045 (a)	120,000	124,800
		612,100
ECUADOR (2.2%)
Ecuador Government International Bond (USD), 10.75%, 03/28/2022 (a)	400,000	423,000
EL SALVADOR (1.2%)
El Salvador Government International Bond (USD), 5.88%, 01/30/2025 (a)	230,000	227,700
ETHIOPIA (2.0%)
Ethiopia International Bond (USD), 6.63%, 12/11/2024 (a)	400,000	378,440
GABON (1.9%)
Gabon Government International Bond (USD), 6.38%, 12/12/2024 (a)	400,000	366,712
GHANA (2.7%)
Ghana Government International Bond (USD), 8.13%, 01/18/2026 (a)	530,000	507,618
HONDURAS (1.7%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	290,000	323,350

See accompanying Notes to Financial Statements.

2016 Annual Report

15

Statement of Investments (continued)

October 31, 2016

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
INDONESIA (4.7%)
Indonesia Government International Bond (USD), 5.88%, 01/15/2024 (a)	$410,000	$475,634
Indonesia Treasury Bond
Series FR71 (IDR), 9.00%, 03/15/2029	2,970,000,000	252,204
Series FR68 (IDR), 8.38%, 03/15/2034	2,020,000,000	162,167
		890,005
IVORY COAST (1.9%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(f)	366,300	358,813
JAMAICA (1.2%)
Jamaica Government International Bond (USD), 7.88%, 07/28/2045	200,000	230,528
KENYA (1.1%)
Kenya Government International Bond (USD), 6.88%, 06/24/2024 (a)	200,000	199,500
MALAYSIA (0.8%)
Malaysia Government Bond (MYR), 4.25%, 05/31/2035	600,000	141,826
MEXICO (3.5%)
Mexican Bonos, Series M (MXN), 5.75%, 03/05/2026	2,570,000	131,155
Mexico Government International Bond (USD), 6.05%, 01/11/2040	452,000	537,315
		668,470
MONGOLIA (1.1%)
Mongolia Government International Bond (USD), 10.88%, 04/06/2021 (a)	200,000	216,006
NAMIBIA (1.2%)
Namibia International Bonds (USD), 5.25%, 10/29/2025 (a)	220,000	228,538
PAKISTAN (1.2%)
Pakistan Government International Bond (USD), 8.25%, 04/15/2024 (a)	200,000	225,288
PARAGUAY (1.7%)
Paraguay Government International Bond (USD), 6.10%, 08/11/2044 (a)	300,000	331,500
QATAR (1.1%)
Qatar Government International Bond (USD), 3.25%, 06/02/2026 (a)	200,000	202,500
RUSSIA (1.7%)
Russian Federal Bond — OFZ (RUB), 8.50%, 09/17/2031	7,350,000	115,986
Russian Foreign Bond — Eurobond (USD), 5.00%, 04/29/2020 (a)	200,000	213,376
		329,362
RWANDA (1.3%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	250,043
SENEGAL (1.1%)
Senegal Government International Bond (USD), 6.25%, 07/30/2024 (a)	200,000	205,608
SERBIA (2.2%)
Serbia International Bond (USD), 7.25%, 09/28/2021 (a)	360,000	413,460
SOUTH AFRICA (1.8%)
Republic of South Africa Government International Bond (USD), 5.88%, 05/30/2022	310,000	349,797
TANZANIA (0.9%)
Tanzania Government International Bond (USD), 7.25%, 03/09/2020 (a)(d)	155,556	162,036
TURKEY (5.7%)
Turkey Government International Bond
(USD), 6.25%, 09/26/2022	200,000	217,558
(USD), 5.75%, 03/22/2024	200,000	212,586
(USD), 7.38%, 02/05/2025	90,000	105,415
(USD), 4.88%, 10/09/2026	550,000	548,350
		1,083,909
UKRAINE (4.0%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2019 (a)	462,000	460,614
(USD), 7.75%, 09/01/2020 (a)	100,000	99,105
(USD), 7.75%, 09/01/2026 (a)	120,000	114,396
(USD), 0.00%, 05/31/2040 (a)(d)	295,000	93,241
		767,356
UNITED ARAB EMIRATES (1.0%)
Emirate of Dubai Government International Bonds (USD), 5.25%, 01/30/2043 (a)	200,000	191,000
URUGUAY (3.8%)
Uruguay Government International Bond
(UYU), 4.25%, 04/05/2027 (e)	8,273,121	267,728
(USD), 4.38%, 10/27/2027	30,000	31,688
(USD), 5.10%, 06/18/2050	420,000	418,425
		717,841
VENEZUELA (1.6%)
Venezuela Government International Bond (USD), 7.75%, 10/13/2019 (a)	583,500	296,126
Total Government Bonds		14,442,841
GOVERNMENT AGENCIES (10.6%)
AZERBAIJAN (1.5%)
Southern Gas Corridor CJSC (USD), 6.88%, 03/24/2026 (a)(g)	250,000	282,020
GEORGIA (2.4%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	400,000	446,000

See accompanying Notes to Financial Statements.

Annual Report 2016

16

Statement of Investments (continued)

October 31, 2016

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
INDONESIA (1.6%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	$290,000	$305,769
KAZAKHSTAN (1.1%)
Kazakhstan Temir Zholy Finance BV (USD), 6.95%, 07/10/2042 (a)	200,000	206,172
MEXICO (2.4%)
Petroleos Mexicanos
(USD), 6.63%, 06/15/2038	170,000	168,725
(USD), 5.63%, 01/23/2046	340,000	294,015
		462,740
TUNISIA (1.2%)
Banque Centrale de Tunisie International Bond (USD), 5.75%, 01/30/2025 (a)	240,000	231,439
VENEZUELA (0.4%)
Petroleos de Venezuela SA (USD), 5.25%, 04/12/2017 (a)	98,300	79,132
Total Government Agencies		2,013,272
SHORT-TERM INVESTMENT (2.3%)
UNITED STATES (2.3%)
State Street Institutional U.S. Government Money Market Fund (h)	429,660	429,660
Total Short-Term Investment		429,660
Total Investments (Cost $18,944,711) (i)—99.4%		18,848,859

Other assets in excess of liabilities—0.6%		125,860
Net Assets—100.0%		$18,974,719

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Illiquid security.
(d)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2016.
(e)	Inflation linked security.
(f)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(g)	This security is government guaranteed.
(h)	Registered investment company advised by State Street Global Advisors.
(i)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso/United States Dollar
11/21/2016	Citibank	ARS	3,989,000	USD	235,504	$260,010	$24,506
12/20/2016	Citibank	ARS	1,477,000	USD	84,642	94,699	10,057

Indian Rupee/United States Dollar
11/23/2016	Citibank	INR	12,454,000	USD	184,133	185,908	1,775

Malaysian Ringgit/United States Dollar
11/23/2016	Goldman Sachs	MYR	256,000	USD	63,952	60,951	(3,001)
11/23/2016	JPMorgan Chase	MYR	508,000	USD	127,606	120,950	(6,656)

Mexican Peso/United States Dollar
01/11/2017	Citibank	MXN	1,131,000	USD	59,443	59,391	(52)
						$781,909	$26,629

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2016 Annual Report

17

Statement of Investments (concluded)

October 31, 2016

Aberdeen Emerging Markets Debt Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Argentine Peso
11/21/2016	Citibank	USD	82,857	ARS	1,334,000	$86,952	$(4,095)
11/21/2016	JPMorgan Chase	USD	169,648	ARS	2,655,000	173,057	(3,409)
12/20/2016	Goldman Sachs	USD	93,186	ARS	1,477,000	94,699	(1,513)

United States Dollar/Brazilian Real
11/23/2016	Goldman Sachs	USD	579,842	BRL	1,920,000	598,027	(18,185)

United States Dollar/Colombian Peso
11/23/2016	Deutsche Bank	USD	279,098	COP	820,954,000	272,119	6,979
11/23/2016	Goldman Sachs	USD	102,712	COP	306,355,000	101,547	1,165

United States Dollar/Indian Rupee
11/23/2016	Citibank	USD	184,059	INR	12,454,000	185,908	(1,849)

United States Dollar/Indonesian Rupiah
11/23/2016	Citibank	USD	92,524	IDR	1,226,399,000	93,738	(1,214)
11/23/2016	Deutsche Bank	USD	161,063	IDR	2,125,224,000	162,439	(1,376)

United States Dollar/Malaysian Ringgit
11/23/2016	Goldman Sachs	USD	143,030	MYR	593,000	141,188	1,842
						$1,909,674	$(21,655)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2016

18

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Effective August 15, 2016, the Fund changed its investment objective and strategy and changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund. The Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Note Index replaced the Bloomberg Barclays Global Aggregate Bond Index as the Fund’s benchmark index in connection with the change in the Fund’s investment objective and strategy. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy.

The Aberdeen Global Unconstrained Fixed Income Fund (Institutional Class shares net of fees) returned 8.45% for the 12-month period ended October 31, 2016, versus the 0.33% return for its benchmark, the Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Note Index, and the 5.59% return of the broad-market Bloomberg Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Income Funds (comprising 65 funds), as measured by Lipper, Inc., was 4.71% for the period.

Global yield curves flattened over the 12-month reporting period amid accommodative central bank monetary policy, tumbling commodity prices and political uncertainty – a favorable environment for the performance of government bonds. However, yield curves steepened in the final quarter of 2016, driven mainly by expectations of monetary stimulus in Japan. In December 2015, the U.S. the Federal Reserve (Fed) raised the fed funds rate by 25 basis points (0.25%) to a range of 0.25% to 0.50%. The move was widely anticipated after several months of signals from various Fed governors. At the Federal Open Market Committee meeting in September 2016, the Fed’s comments generally were more dovish than expected, which the market viewed as supportive of both risk assets and core government bonds.

In late June 2016, The UK voted to leave the European Union (EU) by a margin of 52% to 48%. As the outcome was widely unexpected, the sterling fell to a 30-year low against the U.S. dollar, while risk assets initially sold off. Theresa May became Britain’s prime minister in July 2016. Her first move was to appoint a number of “Brexit”1 campaigners in key roles to drive EU-exit negotiations, including Phillip Hammond as the new Chancellor of the Exchequer. After the initial shock, markets were assuaged by the Bank of England’s assurance of intervention; the central bank announced a comprehensive package of monetary easing – including an interest-rate cut and credit easing – driving equity and bond prices above their pre-Brexit referendum levels

The European Central Bank (ECB) eased monetary policy several times, initially disappointing the market in December with a deposit-rate cut and extending bond purchases to March 2017. However, at its meeting in December 2015, the central bank exceeded expectations by increasing its monthly purchases to €80 billion (about US$83.5 billion), and extending the scope of its purchases to include euro-denominated corporate bonds. Furthermore, the ECB cut the deposit rate to -0.4%. With continued soft European economic data concerns over the Italian banking sector, and fallout from the UK referendum, the market anticipated another extension or expansion of bond purchases. However, the ECB failed to deliver, and European government bonds sold off sharply.

The Bank of Japan (BoJ) unexpectedly cut its policy rate to -0.1% in January in an effort to combat deflation. In September 2016, the central bank announced its latest change to its monetary policy package – qualitative and quantitative easing with “yield-curve control.”2 The BoJ indicated that it would target purchases at varying maturities in a bid to maintain the 10-year Japanese government bond yield close to 0%, and steepen the yield curve in a bid to support the banking sector.

The Fund’s overweight allocations to the credit and financial sectors relative to the broad-market Bloomberg Barclays Global Aggregate Bond Index had a positive impact on performance for the reporting period. The global corporate bond markets saw weak performance in the beginning of the first quarter of 2016 amid investors’ concerns surrounding the decline in oil prices, economic growth in China, and credit concerns at Deutsche Bank. We reduced the Fund’s overweight to the corporate sector, especially within the energy segment. However, we maintained the Fund’s overweight positioning in other sectors, as we believe that the relatively low valuations of oversold bonds will increase.

In currency positioning over the reporting period, the underweight allocation to the euro versus the Japanese yen bolstered performance following the UK’s vote to leave the EU, as investors sought “safe-haven” assets. The Fund’s underweight position in the euro versus the sterling also performed well in the first half of the reporting period. Conversely, short exposures to the Australian and New Zealand dollars weighed on Fund performance despite both central banks cutting interest rates as policymakers’ rhetoric suggested that further monetary easing was unlikely.

Within the Fund’s interest-rate strategies, overweight positions in the front end of the yield curve in Australia and New Zealand detracted from Fund performance for the reporting period. However, this was offset by a short UK duration position relative to the Bloomberg Barclays Global Aggregate Bond Index, which performed well towards the end of the period as expectations of fiscal stimulus from the UK government following the Brexit vote prompted a rise in yields. Fund

1	“Brexit” is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.
2	Under its monetary easing policy of “yield curve control,” the Bank of Japan is maintaining the yield on its 10-year government bond at 0% in an effort to increase the yield difference between short-term bonds, which are negative, and their long-term counterparts

2016 Annual Report

19

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

performance also benefited from the U.S. and Australia yield-curve positioning, as well as a long breakeven3 position in the U.S.

Regarding the use of derivatives in the Fund, we employed bond futures over the reporting period in a bid to achieve efficient portfolio management purposes and to hedge interest-rate risk. We employed interest rate swaps in an effort to efficiently gain or hedge interest-rate risk. We also used credit default swaps4 as part of the Fund’s hedging strategy to reduce the Fund’s exposure to the performance of the credit market. Finally, we employed foreign exchange forwards as a hedging strategy to manage currency exposure. The derivatives positions contributed 3.11% to Fund performance for the reporting period.

During the reporting period, we increased the Fund’s overweight position in corporate bonds following the Brexit vote as our uncertainty about fundamentals in the sector receded. Additionally, we rotated out of certain financial positions during the rally in the third quarter of 2016, as they achieved our performance targets. At the end of the reporting period, the Fund remained overweight to corporate bonds, but broadly neutral with respect to interest-rate positioning.

The global markets’ reaction in the immediate aftermath of the U.S. presidential election not only reflected surprise over Donald Trump’s win but also resulted in elevated uncertainty that we think could prevail going into 2017. U.S. Treasuries and some Asian bond markets initially rallied but subsequently sold off, with current yields generally higher than their pre-election levels. The U.S. dollar weakened against its G105 peers but later reversed course, and more recently was firmer against most G10 and emerging-market currencies. Credit spreads narrowed after widening initially. We believe that investors will have to wait for President-elect Trump to set policy direction when he takes office in January 2017. Early assumptions are for the U.S. to embark on fiscal stimulus, which could prove inflationary and cause U.S. Treasury yields to rise further. The Fed also is generally expected to continue on its path of monetary policy normalization, provided that investor sentiment and financial conditions are stable. For Asia and emerging markets, we think that a key risk stems from a potential increase in U.S. protectionism and its impact on global trade. On a positive note, we believe that most central banks still have some room to cut rates if they choose.

We remain constructive on corporate bond valuations and cautious about the direction of interest rates. It appears that investors are beginning to shift their attention away from central banking monetary policy easing and are seeking to establish how successful governments’ fiscal policies will be in fostering growth in the global economy.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3	The breakeven rate is the difference between the yield on a nominal fixed-rate bond and the real yield on an inflation-linked bond (such as a Treasury Inflation-Protected Security, or TIPS) of similar maturity and credit quality.
4	A credit default swap is contract that transfers the credit exposure of fixed income products between two or more parties.
5	The G10 nations include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.

Annual Report 2016

20

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	8.13%	0.55%		3.30%
	w/SC2	3.51%	(0.33%	)	2.85%
Class C	w/o SC	7.44%	(0.17%	)	2.53%
	w/SC3	6.44%	(0.17%	)	2.53%
Institutional Service Class[4,5]	w/o SC	8.34%	0.65%		3.46%
Institutional Class[4,6]	w/o SC	8.45%	0.84%		3.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy. Returns presented for the Fund prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The investment objective and strategies of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
6	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

2016 Annual Report

21

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of October 31, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Unconstrained Fixed Income Fund, the Bank of America Merrill Lynch 3-Month U.S. Treasury Note Index, the Bloomberg Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Effective August 15, 2016, the Bank of America Merrill Lynch 3-Month U.S. Treasury Note Index replaced the Bloomberg Barclays Global Aggregate Bond Index as the Fund’s benchmark index in connection with the change in the Fund’s investment objective and strategy. The Bloomberg Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Corporate Bonds	74.7%
Government Bonds	10.4%
U.S. Treasuries	9.8%
Short-Term Investment	3.1%
Government Agencies	1.3%
Commercial Mortgage-Backed Securities	1.1%
Residential Mortgage-Backed Securities	0.4%
Liabilities in excess of other assets	(0.8)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	23.4%
Oil, Gas & Consumable Fuels	7.1%
Insurance	6.8%
Diversified Financial Services	5.7%
Auto Manufacturers	4.4%
Electric Utilities	3.7%
Diversified Telecommunication Services	3.4%
Metals & Mining	3.2%
Pharmaceutical	2.7%
Media	2.5%
Other	37.1%
100.0%

Annual Report 2016

22

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

Top Holdings*
U.S. Treasury Bill 01/19/2017	3.9%
Spain Government Bond 01/31/2017	2.5%
U.S. Treasury Notes 09/30/2021	1.9%
U.S. Treasury Note 09/30/2020	1.8%
U.S. Treasury Notes 03/31/2021	1.8%
Industrial & Commercial Bank of China Ltd. 10/20/2021	1.6%
Capital One NA/Mclean VA 09/13/2019	1.6%
Sumitomo Mitsui Banking Corp. 10/19/2018	1.6%
Svenska Handelsbanken AB 09/06/2019	1.6%
Ford Motor Credit Co. LLC 02/01/2021	1.4%
Other	80.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	42.7%
Netherlands	12.3%
United Kingdom	11.7%
France	4.8%
Canada	3.1%
Japan	2.9%
Sweden	2.9%
Spain	2.5%
Republic of Ireland	1.7%
China	1.5%
Other	13.9%
100.0%

2016 Annual Report

23

Statement of Investments

October 31, 2016

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%)
UNITED STATES (1.1%)
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AMFL (USD), 1.17%, 12/10/2049 (a)(b)	$10,000	$9,868
JP Morgan Mortgage Trust, Series 14-IVR3, Class 2A1 (USD), 3.00%, 09/25/2044 (a)(b)	39,398	40,273
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class D (USD), 4.39%, 01/05/2043 (a)(b)	138,000	116,050
Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A1 (USD), 2.76%, 12/25/2033 (b)	8,535	8,458
		174,649
Total Commercial Mortgage-Backed Securities		174,649
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.4%)
UNITED STATES (0.4%)
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 3.21%, 12/26/2037 (a)(b)	21,191	21,168
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 3.29%, 04/20/2036 (a)(b)	2,223	2,223
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	13,728	13,930
Series 2009-7, Class 17A1 (USD), 5.56%, 07/27/2037 (a)(b)	27,583	27,185
		64,506
Total Residential Mortgage-Backed Securities		64,506
CORPORATE BONDS (74.7%)
AUSTRALIA (0.9%)
Commercial Banks (0.1%)
Suncorp-Metway Ltd. (USD), 2.10%, 05/03/2019 (a)	20,000	20,090
Metals & Mining (0.8%)
BHP Billiton Finance Ltd. (EUR), 4.75%, 04/22/2076 (a)(b)	100,000	119,250
		139,340
BRAZIL (0.3%)
Food Products (0.3%)
Marfrig Overseas Ltd. (USD), 9.63%, 11/16/2016 (a)	60,000	59,925
BRITISH VIRGIN ISLANDS (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Sinopec Group Overseas Development 2016 Ltd. (USD), 2.13%, 05/03/2019 (a)	200,000	200,886
CANADA (3.1%)
Media (0.5%)
Shaw Communications, Inc. (CAD), 5.65%, 10/01/2019	100,000	81,866
Metals & Mining (1.1%)
Glencore Canada Financial Corp. (GBP), 7.38%, 05/27/2020	50,000	71,076
Glencore Finance Canada Ltd. (USD), 2.70%, 10/25/2017 (a)(b)	100,000	100,360
		171,436
Oil, Gas & Consumable Fuels (0.5%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	81,000	80,917
Pharmaceutical (1.0%)
Valeant Pharmaceuticals International, Inc. (EUR), 4.50%, 05/15/2023 (a)	100,000	83,758
VPII Escrow Corp. (USD), 6.75%, 08/15/2018 (a)	70,000	68,320
		152,078
		486,297
CHINA (1.6%)
Commercial Banks (1.6%)
Industrial & Commercial Bank of China Ltd. (USD), 2.45%, 10/20/2021	250,000	250,404
DENMARK (1.2%)
Commercial Banks (1.2%)
Danske Bank AS (USD), 1.42%, 09/06/2019 (a)(b)	200,000	200,225
FRANCE (4.8%)
Commercial Banks (2.5%)
Banque Federative du Credit Mutuel SA (USD), 2.50%, 10/29/2018 (a)	200,000	203,060
Societe Generale SA (EUR), 9.38%, 09/04/2019 (a)(b)(c)	150,000	199,036
		402,096
Insurance (1.6%)
AXA SA
(USD), 6.46%, 12/14/2018 (a)(b)(c)	130,000	135,551
(EUR), 3.88%, 10/08/2025 (a)(b)(c)	100,000	112,662
		248,213
Oil, Gas & Consumable Fuels (0.7%)
TOTAL SA (EUR), 2.25%, 02/26/2021 (a)(b)(c)	100,000	109,067
		759,376
GERMANY (0.9%)
Insurance (0.9%)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (GBP), 7.63%, 06/21/2028 (b)	100,000	133,134
HONG KONG (0.7%)
Holding Companies-Diversified Operations (0.7%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 3.75%, 05/10/2018 (a)(b)(c)	100,000	113,006
JAPAN (2.9%)
Commercial Banks (2.9%)
Mizuho Financial Group, Inc. (USD), 1.99%, 09/13/2021 (b)	200,000	200,530

See accompanying Notes to Financial Statements.

Annual Report 2016

24

Statement of Investments (continued)

October 31, 2016

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Sumitomo Mitsui Banking Corp. (USD), 1.76%, 10/19/2018	$250,000	$250,283
		450,813
JERSEY (0.4%)
Commercial Banks (0.4%)
HBOS Capital Funding LP (GBP), 6.46%, 11/30/2018 (a)(b)(c)	50,000	65,102
LUXEMBOURG (0.7%)
Miscellaneous Manufacturing (0.7%)
Pentair Finance SA (EUR), 2.45%, 09/17/2019	100,000	115,423
MEXICO (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Petroleos Mexicanos (USD), 5.50%, 01/21/2021	60,000	63,675
NETHERLANDS (12.3%)
Auto Manufacturers (0.8%)
Volkswagen International Finance NV (EUR), 3.88%, 09/04/2018 (a)(b)(c)	110,000	123,168
Commercial Banks (2.9%)
ABN AMRO Bank NV (USD), 1.80%, 09/20/2019 (a)	200,000	199,228
Cooperatieve Rabobank UA
(USD), 11.00%, 06/30/2019 (a)(b)(c)	140,000	168,686
(AUD), 4.25%, 10/13/2021 (a)	100,000	79,270
		447,184
Diversified Financial Services (1.3%)
Equate Petrochemical BV (USD), 3.00%, 03/03/2022 (a)	200,000	197,142
Diversified Telecommunication Services (2.5%)
Bharti Airtel International Netherlands BV (EUR), 3.38%, 05/20/2021 (a)	100,000	119,516
Deutsche Telekom International Finance BV (USD), 1.50%, 09/19/2019 (a)	150,000	149,499
Koninklijke KPN NV (EUR), 6.13%, 09/14/2018 (a)(b)(c)	100,000	117,734
		386,749
Electric Utilities (0.7%)
Gas Natural Fenosa Finance BV (EUR), 3.38%, 04/24/2024 (a)(b)(c)	100,000	105,187
Oil, Gas & Consumable Fuels (2.6%)
Lukoil International Finance BV (USD), 6.36%, 06/07/2017 (a)	100,000	102,365
Petrobras Global Finance BV (EUR), 4.88%, 03/07/2018	100,000	113,065
Shell International Finance BV (USD), 1.20%, 09/12/2019 (b)	200,000	200,174
		415,604
Pharmaceutical (0.8%)
Mylan (USD), 3.00%, 12/15/2018 (a)	130,000	132,769
Real Estate (0.7%)
Vonovia Finance BV (EUR), 4.00%, 12/17/2021 (a)(b)(c)	100,000	114,956
		1,922,759
REPUBLIC OF IRELAND (1.7%)
Insurance (0.8%)
PGH Capital PLC (GBP), 5.75%, 07/07/2021 (a)	100,000	132,245
Pharmaceutical (0.9%)
Shire Acquisitions Investments Ireland DAC (USD), 1.90%, 09/23/2019	140,000	139,737
		271,982
SWEDEN (1.6%)
Commercial Banks (1.6%)
Svenska Handelsbanken AB (USD), 1.50%, 09/06/2019	250,000	248,428
UNITED KINGDOM (11.7%)
Auto Manufacturers (1.0%)
Jaguar Land Rover Automotive PLC (USD), 5.63%, 02/01/2023	150,000	155,178
Commercial Banks (3.2%)
Barclays Bank PLC (GBP), 6.75%, 01/16/2023 (b)	50,000	63,879
HSBC Holdings PLC (GBP), 6.38%, 10/18/2022 (b)	100,000	127,313
Royal Bank of Scotland Group PLC (USD), 6.99%, 10/05/2017 (a)(b)(c)	100,000	111,750
Standard Chartered PLC (USD), 2.10%, 08/19/2019 (a)	200,000	199,829
		502,771
Electric Utilities (0.8%)
SSE PLC (GBP), 3.88%, 09/10/2020 (a)(b)(c)	100,000	123,012
Food Products (0.8%)
Tesco PLC (GBP), 5.50%, 12/13/2019	100,000	134,404
Insurance (1.7%)
Aviva PLC
(USD), 8.25%, 11/03/2017 (a)(c)	200,000	210,858
(GBP), 6.88%, 11/21/2019 (b)(c)	40,000	52,050
		262,908
Media (0.7%)
Virgin Media Secured Finance PLC (GBP), 6.00%, 04/15/2021 (a)	90,000	115,117
Metals & Mining (1.3%)
Anglo American Capital PLC (USD), 2.63%, 04/03/2017 (a)	200,000	200,000
Oil, Gas & Consumable Fuels (0.8%)
BG Energy Capital PLC (GBP), 6.50%, 11/30/2072 (a)(b)	100,000	128,579

See accompanying Notes to Financial Statements.

2016 Annual Report

25

Statement of Investments (continued)

October 31, 2016

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Real Estate (1.4%)
Annington Finance No 4 PLC, Series A (GBP), 0.00%, 12/07/2022 (d)	$200,000	$214,883
		1,836,852
UNITED STATES (28.3%)
Aerospace & Defense (1.6%)
United Technologies Corp.
(USD), 1.78%, 05/04/2018 (e)	86,000	86,312
(USD), 1.24%, 11/01/2019 (b)	160,000	160,097
		246,409
Auto Manufacturers (2.6%)
American Honda Finance Corp. (USD), 1.20%, 07/12/2019	18,000	17,874
Daimler Finance North America LLC (USD), 1.51%, 10/30/2019 (a)(b)	160,000	160,200
General Motors Financial Co., Inc. (USD), 2.13%, 10/04/2019 (b)	140,000	140,804
Toyota Motor Credit Corp. (USD), 1.55%, 10/18/2019	93,000	93,007
		411,885
COMMERCIAL BANKS (7.0%)
Bank of America Corp. (USD), 2.06%, 10/21/2022 (b)	140,000	140,115
Bank of New York Mellon Corp. (USD), 1.94%, 10/30/2023 (b)	150,000	150,006
Capital One NA/Mclean VA (USD), 1.62%, 09/13/2019 (b)	250,000	250,384
Citigroup, Inc., Series MPLE (CAD), 3.39%, 11/18/2021	100,000	78,716
Goldman Sachs Group, Inc. (USD), 2.24%, 11/15/2021 (b)	140,000	139,847
JPMorgan Chase & Co.
Series V (USD), 5.00%, 07/01/2019 (b)(c)	60,000	58,800
(USD), 2.11%, 10/24/2023 (b)	140,000	139,449
Morgan Stanley (USD), 2.28%, 10/24/2023 (b)	150,000	149,820
		1,107,137
Computers & Peripherals (1.0%)
Apple, Inc. (USD), 2.25%, 02/23/2021	22,000	22,403
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (USD), 3.48%, 06/01/2019 (a)	130,000	133,380
		155,783
Diversified Financial Services (4.4%)
American Express Credit Corp. (USD), 1.46%, 10/30/2019 (b)	150,000	150,177
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	224,123
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	114,135
SLM Student Loan Trust 2003-10 (GBP), 0.93%, 12/15/2039 (a)(b)	200,000	208,080
		696,515
Diversified Telecommunication Services (0.9%)
Cisco Systems, Inc. (USD), 1.20%, 09/20/2019 (b)	140,000	140,207
Electric Utilities (2.2%)
Dominion Resources, Inc. (USD), 2.96%, 07/01/2019 (e)	155,000	158,546
Exelon Generation Co. LLC (USD), 2.95%, 01/15/2020	46,000	47,200
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	36,575
NextEra Energy Capital Holdings, Inc. (USD), 1.65%, 09/01/2018	100,000	100,224
		342,545
Electronics (1.3%)
Honeywell International, Inc. (USD), 1.17%, 10/30/2019 (b)	200,000	200,060
Energy Equipment & Services (0.7%)
Columbia Pipeline Group, Inc. (USD), 2.45%, 06/01/2018	18,000	18,076
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	54,799
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	22,000	22,615
Sabine Pass Liquefaction LLC (USD), 5.00%, 03/15/2027 (a)	21,000	21,368
		116,858
Food Products (1.1%)
Kraft Heinz Foods Co. (USD), 2.00%, 07/02/2018	100,000	100,720
Kroger Co. (USD), 1.50%, 09/30/2019	75,000	74,599
		175,319
Gas Utilities (0.3%)
Sempra Energy (USD), 1.63%, 10/07/2019	41,000	40,955
Healthcare Products (0.6%)
Becton Dickinson and Co. (USD), 1.80%, 12/15/2017	100,000	100,435
Insurance (1.8%)
Metropolitan Life Global Funding I (USD), 1.19%, 09/14/2018 (a)(b)	150,000	149,839
New York Life Global Funding (USD), 1.27%, 10/24/2019 (a)(b)	140,000	139,919
		289,758
Media (1.3%)
Charter Communications Operating LLC / Charter Communications Operating Capital (USD), 4.91%, 07/23/2025 (a)	15,000	16,178
Viacom, Inc. (USD), 2.50%, 09/01/2018	150,000	151,666
Walt Disney Co. (USD), 7.55%, 07/15/2093	25,000	31,962
		199,806
Oil, Gas & Consumable Fuels (0.9%)
Exxon Mobil Corp. (USD), 1.21%, 03/06/2022 (b)	140,000	138,780

See accompanying Notes to Financial Statements.

Annual Report 2016

26

Statement of Investments (continued)

October 31, 2016

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Real Estate Investment Trust (REIT) (0.3%)
Crown Castle International Corp. (USD), 2.25%, 09/01/2021	$47,000	$46,607
Retail (0.3%)
CVS Health Corp. (USD), 3.50%, 07/20/2022	43,000	45,432
		4,454,491
Total Corporate Bonds		11,772,118
GOVERNMENT BONDS (10.4%)
CROATIA (1.3%)
Croatia Government International Bond (USD), 6.25%, 04/27/2017 (a)	200,000	204,120
ITALY (1.4%)
Italy Buoni Poliennali Del Tesoro (EUR), 1.50%, 12/15/2016	200,000	220,015
RUSSIA (1.3%)
Russian Foreign Bond — Eurobond (USD), 3.25%, 04/04/2017 (a)	200,000	201,018
SERBIA (1.3%)
Serbia International Bond (USD), 5.25%, 11/21/2017 (a)	200,000	205,760
SPAIN (2.5%)
Spain Government Bond (EUR), 3.80%, 01/31/2017 (a)	350,000	388,055
SWEDEN (1.3%)
Svensk Exportkredit AB (USD), 2.88%, 11/14/2023 (a)(b)	200,000	200,478
TURKEY (1.3%)
Turkey Government International Bond (USD), 7.50%, 07/14/2017	200,000	207,390
Total Government Bonds		1,626,836
GOVERNMENT AGENCIES (1.3%)
INDIA (1.3%)
Export-Import Bank of India (USD), 2.75%, 04/01/2020 (a)	200,000	201,788
Total Government Agencies		201,788
U.S. TREASURIES (9.8%)
UNITED STATES (9.8%)
U.S. Treasury Bill (USD), 0.00%, 01/19/2017 (d)	609,000	608,619
U.S. Treasury Bonds (USD), 4.50%, 02/15/2036	50,000	67,983
U.S. Treasury Note (USD), 1.38%, 09/30/2020	285,000	286,915
U.S. Treasury Notes
(USD), 1.25%, 03/31/2021	281,000	280,627
(USD), 1.13%, 09/30/2021	300,000	297,164
		1,541,308
Total U.S. Treasuries		1,541,308
SHORT-TERM INVESTMENT (3.1%)
UNITED STATES (3.1%)
State Street Institutional U.S. Government Money Market Fund (f)	494,794	494,794
Total Short-Term Investment		494,794
Total Investments (Cost $16,074,297) (g)—100.8%		15,875,999

Liabilities in excess of other assets—(0.8)%		(127,138)
Net Assets—100.0%		$15,748,861

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2016.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	Issued with a zero coupon.
(e)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(f)	Registered investment company advised by State Street Global Advisors.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro Currency
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
RUB	New Russian Ruble
SEK	Swedish Krona
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2016 Annual Report

27

Statement of Investments (continued)

October 31, 2016

Aberdeen Global Unconstrained Fixed Income Fund

At October 31, 2016, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
90 Day Euro Futures	31	12/19/2016	$(6,664)
90 Day Euro Futures	(31)	06/18/2018	11,048
Euro Bund Futures	15	12/08/2016	(32,945)
Euro Bobl Futures	(8)	12/08/2016	6,047
Euro OAT Futures	(21)	12/08/2016	62,988
Euro Schatz Futures	(8)	12/08/2016	592
Long Gilt Futures	(3)	12/28/2016	16,054
United States Treasury Note 6%-10 year	(2)	12/20/2016	1,792
United States Treasury Note 6%-2 year	5	12/30/2016	(152)
United States Treasury Note 6%-5 year	(15)	12/30/2016	6,434
United States Treasury Note 6%-Long Bond	(1)	12/20/2016	8,076
United States Treasury Note 6%-Ultra Long	12	12/20/2016	(18,317)
			$54,953

At October 31, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
11/23/2016	Goldman Sachs	BRL	203,000	USD	62,034	$63,229	$1,195

Euro/United States Dollar
01/11/2017	Goldman Sachs	EUR	219,000	USD	239,901	241,195	1,294

Japanese Yen/United States Dollar
01/11/2017	Goldman Sachs	JPY	20,236,000	USD	196,018	193,557	(2,461)
01/11/2017	Royal Bank Of Canada	JPY	4,090,000	USD	39,168	39,121	(47)

Malaysian Ringgit/United States Dollar
11/22/2016	Citibank	MYR	98,000	USD	23,586	23,334	(252)
11/23/2016	Goldman Sachs	MYR	564,000	USD	137,662	134,283	(3,379)
11/23/2016	Morgan Stanley	MYR	140,000	USD	35,064	33,333	(1,731)

New Russian Ruble/United States Dollar
11/23/2016	Barclays Bank	RUB	8,801,000	USD	134,203	138,097	3,894

South Korean Won/United States Dollar
11/23/2016	Deutsche Bank	KRW	53,530,000	USD	48,863	46,785	(2,078)

Swedish Krona / Euro
01/11/2017	JPMorgan Chase	SEK	3,598,139	EUR	408,135	400,476	(7,659)

Swedish Krona/United States Dollar
01/11/2017	Royal Bank Of Canada	SEK	490,000	USD	54,980	54,451	(529)
						$1,367,861	$(11,753)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2016

28

Statement of Investments (continued)

October 31, 2016

Aberdeen Global Unconstrained Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
01/11/2017	Morgan Stanley	USD	82,040	AUD	108,000	$82,012	$28

United States Dollar/Brazilian Real
11/23/2016	Goldman Sachs	USD	130,813	BRL	429,000	133,622	(2,809)

United States Dollar/British Pound
01/11/2017	Goldman Sachs	USD	113,458	GBP	93,000	114,023	(565)
01/11/2017	Royal Bank Of Canada	USD	1,426,295	GBP	1,156,000	1,417,323	8,972
01/12/2017	Royal Bank Of Canada	USD	53,778	GBP	44,000	53,948	(170)

United States Dollar/Canadian Dollar
01/11/2017	Royal Bank Of Canada	USD	374,450	CAD	493,000	367,780	6,670

United States Dollar/Euro
01/11/2017	Citibank	USD	2,223,305	EUR	1,986,000	2,187,277	36,028
01/11/2017	Royal Bank Of Canada	USD	31,590	EUR	29,000	31,939	(349)

United States Dollar/Hungarian Forint
01/11/2017	Goldman Sachs	USD	208,405	HUF	56,707,000	201,922	6,483
01/11/2017	Royal Bank Of Canada	USD	31,308	HUF	8,899,000	31,687	(379)

United States Dollar/Malaysian Ringgit
11/23/2016	JPMorgan Chase	USD	35,533	MYR	142,000	33,809	1,724

United States Dollar/Mexican Peso
01/11/2017	Goldman Sachs	USD	206,342	MXN	3,933,000	206,530	(188)
01/11/2017	Royal Bank Of Canada	USD	23,379	MXN	437,000	22,948	431

United States Dollar/New Russian Ruble
11/23/2016	Goldman Sachs	USD	66,726	RUB	4,324,000	67,848	(1,122)

United States Dollar/South Korean Won
11/22/2016	JPMorgan Chase	USD	39,160	KRW	44,390,000	38,797	363
11/23/2016	JPMorgan Chase	USD	254,515	KRW	278,744,000	243,624	10,891

United States Dollar/Swedish Krona
01/11/2017	Citibank	USD	17,303	SEK	149,000	16,557	746
						$5,251,646	$66,754

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2016, the Fund held the following centrally cleared credit default swaps:

Buy Protection:
Expiration Date	Notional Amount	Receive (Pay) Floating Rate	Credit Index	Fund Pays Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
12/20/2021	180,000	Receive	iTRAXX-Crossover 5-year	Equal to 5.00%	(15,795)	$(618)	3.30%
12/20/2021	780,000	Receive	iTRAXX-Europe 5-year	Equal to 1.00%	(12,026)	(661)	0.73%
12/20/2021	600,000	Receive	iTRAXX-FinSen 5-year	Equal to 1.00%	(1,582)	(140)	0.97%
					(29,403)	$(1,419)

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swap contracts agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap contracts with credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

2016 Annual Report

29

Statement of Investments (concluded)

October 31, 2016

Aberdeen Global Unconstrained Fixed Income Fund

At October 31, 2016, the Fund’s centrally cleared interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Receive (Pay) Floating Rate	Floating Rate Index	Premiums Paid (Received)	Fixed Rate	Unrealized Appreciation/ (Depreciation)
EUR	1,120,000	11/21/2018	Receive	6-month EURIBOR	1,092	(0.22)%	$353
EUR	6,010,000	11/21/2018	Receive	6-month EURIBOR	–	(0.22)%	7,753
EUR	120,000	12/27/2026	Receive	6-month EURIBOR	–	0.31%	763
EUR	610,000	12/27/2026	Receive	6-month EURIBOR	–	0.31%	14,976
SEK	11,620,000	11/26/2026	Receive	3-month STIBOR	–	0.66%	18,711
SEK	2,480,000	11/26/2026	Receive	3-month STIBOR	3,145	0.66%	849
USD	7,010,000	09/03/2019	Receive	3-month LIBOR Index	–	1.22%	5,375
USD	960,000	09/03/2019	Receive	3-month LIBOR Index	950	1.22%	(214)
					5,187		$48,566
AUD	6,520,000	10/11/2018	Pay	3-month BBR	(3,926)	1.73%	$1,772
AUD	9,150,000	10/11/2018	Pay	3-month BBR	–	1.73%	(3,023)
EUR	1,220,000	11/26/2026	Pay	6-month EURIBOR	2,183	0.30%	(29,991)
EUR	230,000	11/26/2026	Pay	6-month EURIBOR	(4,367)	0.30%	(1,287)
GBP	1,180,000	10/15/2021	Pay	12-month UK-RPI	–	3.48%	698
NZD	1,280,000	01/19/2022	Pay	6-month BBR	–	2.36%	(3,986)
SEK	41,150,000	09/30/2020	Pay	3-month STIBOR	–	0.13%	(3,965)
USD	7,040,000	09/04/2018	Pay	3-month LIBOR Index	–	1.11%	(2,853)
USD	830,000	09/04/2018	Pay	3-month LIBOR Index	(450)	1.11%	114
USD	3,450,000	11/21/2018	Pay	3-month LIBOR Index	–	1.03%	(4,556)
					(6,560)		$(47,077)
					(1,373)		$1,489

See accompanying Notes to Financial Statements.

Annual Report 2016

30

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Institutional Class shares net of fees) returned 2.47% for the 12-month period ended October 31, 2016, versus the 4.06% return of its benchmark, the Bloomberg Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s peer category of General & Insured Municipal Debt Funds (consisting of 90 funds), as measured by Lipper, Inc., was 4.27% for the period.

The U.S. municipal bond market experienced strong performance over the first nine months of the reporting period. The benchmark Bloomberg Barclays Municipal Bond Index posted a gain in each of the first nine months of the period, continuing a string of 13 consecutive months of positive returns. Municipal bond funds saw positive inflows throughout the reporting period, while the total new supply of municipal bonds declined when compared to the same period a year earlier. This supply/demand imbalance contributed to the strong performance of the municipal bond market during the period. The net decline in intermediate- and long-term U.S. Treasury yields over the period also had a positive impact on the municipal sector’s performance.

The municipal market appeared to be immune to the volatility in commodities over the reporting period as oil prices declined steadily through mid-February 2016, and then rose sharply through the end of the period. The market also shrugged off several events that caused turmoil in other financial markets, including the first increases in the Federal Reserve’s (Fed’s) federal funds rate and discount rates in nearly 10 years, as well as the relative weakness in U.S. economic activity in the first quarter of 2016. The continued deterioration of the fiscal situation in Puerto Rico, including payment defaults and the moratorium on litigation, the state government budget stalemates in Illinois and Pennsylvania, continuing concerns about municipal pension shortfalls, and the weakness in municipal revenues in oil-producing states, also did not have a significant impact on the municipal market during the reporting period.

U.S. economic data reports released over the reporting period were generally mixed, in our view. Gross domestic product (GDP) expanded by 1.4% in the fourth quarter of 2015, but subsequently decelerated to a 0.5% rate in the first quarter of 2016, increased to 1.1% in the second quarter and then accelerated to 2.9% in the third quarter. According to the U.S. Department of Labor, the U.S. economy added an average of over 173,000 jobs per month over the twelve-month reporting period, and the unemployment rate ended the period at 4.9%. The labor force participation rate1 rose 0.3% over the reporting period, ending at 62.8%. Additionally, average hourly earnings rose 2.8% year-over-year for the period ended October 31, 2016, outpacing the core inflation rate (which excludes food and energy costs) of 2.2%.

The Fund was positioned with a shorter duration2 relative to that of its benchmark, the Bloomberg Barclays Municipal Bond Index, during the reporting period. Interest rates declined through June 2016, bolstering bond prices. Thereafter, interest rates began to rise for several reasons: Brexit3 fears subsided, the U.S. continued to show moderate but steady GDP and employment growth, and an increase in the Fed’s discount rate became more likely. Consequently, the Fund underperformed relative to its benchmark, the Bloomberg Barclays Municipal Bond Index, until interest rates began to rise, and the Fund subsequently began to mitigate the underperformance later in the reporting period.

The Fund’s overweight allocation to pre-refunded bonds versus the benchmark also detracted from performance for the reporting period. Issuers of pre-refunded bonds post U.S. Treasury securities as collateral for repayment. While this reduces the risk for these bonds, during stretches of increased investor risk appetite – similar to the market environment over the reporting period – these securities historically have underperformed the overall municipal bond market.

On the positive side, Fund performance benefited from the overweight exposure to the electric power utility sector and an underweight position in special tax revenue-supported bonds relative to the Fund’s benchmark.

The Fund did not employ any derivatives during the twelve-month reporting period.

Over the period, the Fund’s portfolio turnover was approximately 10.7% of net assets and comprised the use of proceeds from maturing issues and from new investment funds to purchase higher-yielding bonds with intermediate- and longer-term maturities.

We believe that the municipal market may be facing new headwinds in 2017. We think that intermediate- and long-term interest rates are likely to continue to rise as the Fed continues to raise the discount rate and the U.S. economy continues to grow moderately. Furthermore, the possible expansion of infrastructure investment and income tax rate changes following the recent U.S. presidential election could potentially increase the federal debt, putting further upward pressure on interest rates. Additionally, lower marginal federal income tax rates could reduce the after-tax yields on municipal bonds, depressing the prices of existing tax-exempt securities and reducing demand for the bonds. Credit fundamentals have improved since the recession of 2007-2009, but revenue growth has slowed as sales tax receipts and state income tax collections are not growing at the same rate as earlier in the economic recovery. States that rely on taxes based on oil and gas production continue to experience financial stress as they try to balance budgets on the

1	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	“Brexit” is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

2016 Annual Report

31

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

lower revenues. States that are dependent on income taxes on high-income citizens, such as California, may experience slower revenue growth if the stock market does not maintain its strong performance. In our view, states and local governments that have not addressed their pension funding shortfalls may find it more difficult to resolve their problems as lower discount rates applied to calculations of future pension obligations will make pension underfunding a more serious problem.

The U.S. Congress approved a legislative framework for allowing the Commonwealth of Puerto Rico and its creditors to begin a bankruptcy-like resolution to the Commonwealth’s excessive debt load and payment defaults. The resolution may take several years to implement and may face resistance from various parties. The economy of Puerto Rico most likely will continue to struggle, making a final resolution difficult, in our view.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2016

32

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2016)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	2.19%		3.27%	3.57%
	w/SC2	(2.13%	)	2.37%	3.12%
Class C	w/o SC	1.36%		2.49%	2.81%
	w/SC3	0.37%		2.49%	2.81%
Class R4	w/o SC	1.96%		3.16%	3.65%
Institutional Service Class[4]	w/o SC	2.48%		3.54%	3.84%
Institutional Class[4,5]	w/o SC	2.47%		3.54%	3.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

2016 Annual Report

33

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Bloomberg Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum Tax.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2016 (Unaudited)

Asset Allocation
Municipal Bonds	97.6%
Short-Term Investment	3.0%
Liabilities in excess of other assets	(0.6%	)
	100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	7.4%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	5.8%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	3.0%
State of Texas General Obligation Unlimited Bonds (Transportation Commission), Unrefunded 04/01/2020	2.7%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.6%
University of California Revenue Bonds, Series Q 05/15/2029	2.6%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.5%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.4%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.4%
County of King General Obligation Limited Bonds 01/01/2025	2.3%
Other	66.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	28.3%
California	10.0%
Pennsylvania	8.4%
New York	8.3%
Washington	6.1%
Georgia	5.0%
New Jersey	4.8%
Massachusetts	4.8%
Louisiana	4.4%
New Hampshire	3.7%
Other	16.2%
100.0%

Annual Report 2016

34

Statement of Investments

October 31, 2016

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (97.6%)
Alabama (0.4%)
Industrial Development Board of the City of Mobile Alabama Revenue Bonds (Alabama Power Co.), 1.63%, 07/15/2034 (a)	$400,000	$402,220
Alaska (1.2%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,137,620
California (10.0%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (b)	1,000,000	692,330
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,117,400
Los Angeles Community College District General Obligation Unlimited Bonds
Series A, 5.50%, 08/01/2025	1,000,000	1,123,240
Series I, 4.00%, 08/01/2029	400,000	457,920
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	643,985
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	690,535
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	346,746
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	513,848
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,145,880
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,399,715
		9,131,599
Florida (2.7%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,054,810
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,080,770
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	299,152
		2,434,732
Georgia (5.0%)
Burke County Development Authority Pollution Control Revenue Bonds (Transmission Corp. Vogtle Project), 1.30%, 01/01/2052 (a)	1,000,000	1,005,650
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (a)	1,000,000	1,004,650
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	547,900
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	109,398
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	1,031,290
Municipal Electric Authority of Georgia Revenue Bonds
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	240,000	248,249
Unrefunded, Series V, 6.60%, 01/01/2018	585,000	596,723
		4,543,860
Illinois (0.6%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	585,325
Louisiana (4.4%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	598,477
Louisiana Public Facilities Authority Revenue Bonds, 3.00%, 05/15/2031	1,000,000	966,700
Louisiana Public Facilities Authority Revenue Bonds (Entergy Louisiana LLC), Series B, 3.50%, 06/01/2030	1,000,000	1,022,080
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (a)	1,250,000	1,375,762
		3,963,019
Massachusetts (4.8%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2018	2,000,000	2,175,900
5.50%, 08/01/2019	1,000,000	1,121,500
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center)
Series C, 5.00%, 07/01/2017	500,000	513,575
Unrefunded, Series C, 5.00%, 07/01/2017	500,000	512,400
		4,323,375
Michigan (1.1%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	992,304
Minnesota (0.6%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	549,610
Nebraska (0.9%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	861,233
New Hampshire (3.7%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A, 1.06%, 10/01/2033 (a)	1,230,000	1,131,957
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	1,000,000	1,108,420

See accompanying Notes to Financial Statements.

2016 Annual Report

35

Statement of Investments (continued)

October 31, 2016

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	$1,000,000	$1,102,540
		3,342,917
New Jersey (4.8%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,233,400
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey), Series F, 4.00%, 07/01/2033	100,000	108,068
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,028,300
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.00%, 01/01/2031	850,000	1,017,611
		4,387,379
New York (8.3%)
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,160,430
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,715,075
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,450,186
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,073,590
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,153,960
		7,553,241
North Dakota (1.2%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,057,570
Pennsylvania (8.4%)
Beaver County Industrial Development Authority Revenue Bonds (FirstEnergy Nuclear Generation LLC)
Series A, 4.38%, 01/01/2035 (a)	500,000	492,220
Series B, 3.50%, 12/01/2035 (a)	500,000	428,920
Lehigh County Industrial Development Authority Revenue Bonds (PPL Electric Utilities Corp), VRN, 0.90%, 09/01/2029 (a)	250,000	249,773
Montgomery County Industrial Development Authority Health System Revenue Bonds, Series A, 5.00%, 01/15/2022	250,000	283,027
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	888,992
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	5,299,496
		7,642,428
Rhode Island (0.8%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	764,415
South Carolina (1.8%)
Rock Hill South Carolina Combined Utility System Revenue Bonds (City of Rock Hill South Carolina Combined Utility System Revenue)
5.00%, 01/01/2025	500,000	610,735
5.00%, 01/01/2026	500,000	617,905
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	372,600
		1,601,240
Tennessee (1.3%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System Inc), 5.00%, 09/01/2036	500,000	561,245
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	597,225
		1,158,470
Texas (28.3%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,705,977
Dallas Area Rapid Transit Revenue Bonds
5.00%, 12/01/2036	730,000	732,460
Unrefunded, 5.00%, 12/01/2036	520,000	521,752
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,151,150
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,423,671
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,771,217
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,255,595
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,064,860
State of Texas General Obligation Unlimited Bonds (Transportation Commission)
Prerefunded, 5.00%, 04/01/2020	95,000	96,658
Unrefunded, 5.00%, 04/01/2020	2,405,000	2,447,977
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,129,821
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	1,500,000	1,526,805

See accompanying Notes to Financial Statements.

Annual Report 2016

36

Statement of Investments (concluded)

October 31, 2016

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	$800,000	$966,448
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,062,160
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,170,733
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	605,345
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,092,990
		25,725,619
Washington (6.1%)
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,052,150
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,092,340
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,172,840
Series C, 5.00%, 01/01/2026	200,000	209,638
		5,526,968
West Virginia (0.6%)
West Virginia Economic Development Authority Revenue Bonds, Unrefunded, Series A, 1.90%, 03/01/2040 (a)	550,000	552,717
Wisconsin (0.6%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	563,365
Total Municipal Bonds		88,801,226
SHORT-TERM INVESTMENT (3.0%)
UNITED STATES (3.0%)
State Street Institutional U.S. Government Money Market Fund (c)	2,741,532	2,741,532
Total Short-Term Investment		2,741,532
Total Investments (Cost $84,956,114) (d)—100.6%		91,542,758

Liabilities in excess of other assets—(0.6)%		(575,976)
Net Assets—100.0%		$90,966,782

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2016.
(b)	Issued with a zero coupon.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2016 Annual Report

37

Statements of Assets and Liabilities

October 31, 2016

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$28,025,485	$18,419,199	$15,381,205	$88,801,226
Short-term investments, at value	1,039,337	429,660	494,794	2,741,532

Total investments	29,064,822	18,848,859	15,875,999	91,542,758

Foreign currency, at value	324,066	1,623	87,381	–
Cash collateral pledged for swaps	–	–	162,279	–
Cash collateral pledged for futures	73,637	–	86,502	–
Cash	5,440	–	102,227	–
Cash at broker for China A shares	505	–	–	–
Receivable for interest rate swaps closed	–	–	5,992,352	–
Interest receivable	443,282	271,987	135,424	1,139,344
Unrealized appreciation on forward foreign currency exchange contracts	123,073	46,324	78,719	–
Variation margin receivable for futures contracts	35,533	–	56,048	–
Receivable from Adviser	–	15,755	19,861	11,551
Receivable for capital shares issued	–	–	1,239	50
Variation margin receivable for centrally cleared swaps	–	–	47,613	–
Other receivables (a)	10,955	55,798	21,766	2,529
Prepaid expenses	16,027	37,478	27,905	23,005

Total assets	30,097,340	19,277,824	22,695,315	92,719,237

Liabilities:
Payable for investments purchased	159,946	197,562	874,471	1,642,135
Unrealized depreciation on forward foreign currency exchange contracts	274,580	41,350	23,718	–
Distributions payable	–	–	–	9,350
Payable for capital shares redeemed	20,060	5,710	15,617	8,700
Accrued foreign capital gains tax	25,364	357	–	–
Payable for interest rate swaps closed	–	–	5,992,352	–
Accrued expenses and other payables:
Audit fees	22,327	22,327	16,827	20,356
Investment advisory fees	14,569	12,119	7,211	32,941
Printing fees	7,230	3,448	5,410	10,293
Transfer agent fees	2,076	2,147	2,520	12,939
Custodian fees	5,686	3,477	3,743	857
Administration fees	2,011	1,293	962	6,200
Sub-transfer agent and administrative services fees	2,601	808	1,693	1,250
Distribution fees	423	1,022	609	3,019
Fund accounting fees	570	193	224	1,579
Legal fees	79	51	38	244
Other	7,822	11,241	1,059	2,592

Total liabilities	545,344	303,105	6,946,454	1,752,455

Net Assets	$29,551,996	$18,974,719	$15,748,861	$90,966,782

Cost:
Investments	$27,890,552	$18,515,051	$15,579,503	$82,214,582
Short-term investments	1,039,337	429,660	494,794	2,741,532
Up-front payments made/(received) on open swaps	–	–	(30,776)	–
Foreign currency	325,514	1,616	218,137	–

Represented by:
Capital	$34,806,865	$23,573,467	$15,760,452	$84,559,224
Accumulated net investment income/(loss)	22,146	(142,399)	(58,636)	(9,349)
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(5,204,216)	(3,645,714)	135,156	(169,737)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(72,799)	(810,635)	(88,111)	6,586,644

Net Assets	$29,551,996	$18,974,719	$15,748,861	$90,966,782

Net Assets:
Class A Shares	$1,028,510	$246,835	$1,823,573	$10,798,226
Class C Shares	321,674	389,754	402,790	850,613
Class R Shares	10,388	1,493,014	–	10,658
Institutional Service Class Shares	9,708,910	19,801	10,939,917	28,059
Institutional Class Shares	18,482,514	16,825,315	2,582,581	79,279,226

Total	$29,551,996	$18,974,719	$15,748,861	$90,966,782

(a)	Included within Other receivables for the Global Unconstrained Fixed Income Fund is a $7,593 receivable from sub-administrator.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

38

Statements of Assets and Liabilities (concluded)

October 31, 2016

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	100,788	25,373	179,075	1,067,941
Class C Shares	32,157	40,275	40,242	84,265
Class R Shares	1,024	153,671	–	1,053
Institutional Service Class Shares	951,966	2,031	1,071,254	2,773
Institutional Class Shares	1,805,547	1,727,883	251,602	7,834,732

Total	2,891,482	1,949,233	1,542,173	8,990,764

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.20	$9.73	$10.18	$10.11
Class C Shares (a)	$10.00	$9.68	$10.01	$10.09
Class R Shares	$10.14	$9.72	$–	$10.12
Institutional Service Class Shares	$10.20	$9.75	$10.21	$10.12
Institutional Class Shares	$10.24	$9.74	$10.26	$10.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.65	$10.16	$10.63	$10.56
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

See accompanying Notes to Financial Statements.

2016 Annual Report

39

Statements of Operations

For the Year Ended October 31, 2016

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Dividend income	$11,230	$–	$–	$–
Interest income	1,940,977	1,858,505	326,190	3,584,623
Foreign tax withholding	(65,868)	351	(3,832)	–
Other income (a)	9,954	3,315	14,565	2,528

	1,896,293	1,862,171	336,923	3,587,151

Expenses:
Investment advisory fees	189,169	169,461	82,723	396,016
Administration fees	30,267	18,076	11,030	74,544
Distribution fees Class A	1,649	126	2,028	25,939
Distribution fees Class C	4,179	5,585	3,134	7,068
Distribution fees Class R	50	1,564	–	52
Sub-transfer agent and administrative service fees Class A	101	22	275	1,456
Sub-transfer agent and administrative service fees Class C	134	223	271	394
Sub-transfer agent and administrative service fees Institutional Service Class	17,531	–	17,550	–
Sub-transfer agent and administrative service fees Institutional Class	9,833	777	887	1,275
Fund accounting fees	2,478	2,194	1,409	9,638
Transfer agent fees	3,997	5,664	16,191	71,989
Trustee fees	1,922	1,484	925	6,447
Legal fees	5,258	1,479	1,477	5,871
Printing fees	27,228	10,223	27,697	27,247
Custodian fees	30,487	14,988	30,146	4,775
Registration and filing fees	65,736	64,152	61,939	62,669
Audit fees	39,525	39,525	39,525	36,626
Other	33,277	9,285	11,377	17,023

Total expenses before reimbursed/waived expenses	462,821	344,828	308,584	749,029
Interest expense (Note 9)	1,980	275	7	–

Total operating expenses before reimbursed/waived expenses	464,801	345,103	308,591	749,029
Expenses reimbursed	(174,473)	(134,178)	(168,405)	(136,796)

Net expenses	290,328	210,925	140,186	612,233

Net Investment Income	1,605,965	1,651,246	196,737	2,974,918

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(1,516,960)	(2,155,167)	(15,998)	38,085
Realized gain on swap contracts	–	–	36,680	–
Realized gain/(loss) on futures contracts	38,715	–	(56,760)	–
Realized gain/(loss) on foreign currency transactions	(778,058)	(264,980)	380,524	–
Payment from affiliate (Note 10)	–	65,833	–	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(2,256,303)	(2,354,314)	344,446	38,085

Net change in unrealized appreciation/(depreciation) on investment transactions	1,658,479	2,598,140	470,971	(748,133)
Net change in unrealized appreciation/(depreciation) on swap contracts	–	–	70	–
Net change in unrealized appreciation/(depreciation) on futures contracts	(15,892)	–	44,606	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	485,031	(58,412)	63,274	–

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	2,127,618	2,539,728	578,921	(748,133)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(128,685)	185,414	923,367	(710,048)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,477,280	$1,836,660	$1,120,104	$2,264,870

(a)	Other income includes a one-time reimbursement for overbilling of prior year custodian out-of-pocket fees.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

40

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,605,965	$8,860,617	$1,651,246	$1,697,019
Net realized loss from investments, futures contracts, swaps and foreign currency transactions (including payment from affiliate)	(2,256,303)	(22,887,120)	(2,354,314)	(1,242,397)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	2,127,618	2,903,111	2,539,728	(2,373,318)

Changes in net assets resulting from operations	1,477,280	(11,123,392)	1,836,660	(1,918,696)

Distributions to Shareholders From:
Net investment income:
Class A	–	(3,241)	(257)	(382)
Class C	–	(82)	(17,166)	(304)
Class R	–	(27)	(236)	(345)
Institutional Service Class	–	(64,826)	(266)	(388)
Institutional Class	–	(1,726,330)	(752,149)	(1,168,032)
Tax return of capital:
Class A	(7,596)	(6,427)	(43)	–
Class C	(5,446)	(4,710)	(283)	–
Class R	(93)	(80)	(42)	–
Institutional Service Class	(107,254)	(93,150)	(42)	–
Institutional Class	(331,890)	(1,778,188)	(119,327)	–

Change in net assets from shareholder distributions	(452,279)	(3,677,061)	(889,811)	(1,169,451)

Common Stock Transactions:
Change in net assets from capital transactions	(57,849,596)	(136,620,706)	(10,121,916)	24,284

Change in net assets	(56,824,595)	(151,421,159)	(9,175,067)	(3,063,863)

Net Assets:
Beginning of year	86,376,591	237,797,750	28,149,786	31,213,649

End of year	$29,551,996	$86,376,591	$18,974,719	$28,149,786

Accumulated net investment income at end of year	$22,146	$141,733	$(142,399)	$372,026

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

41

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$406,446	$11,688	$202,894	$1,844
Proceeds of shares issued in connection with fund merger	–	–	40,646	–
Dividends reinvested	7,596	9,668	300	382
Cost of shares redeemed(a)	(182,171)	(34,783)	(11,029)	(1,491)

Total Class A	231,871	(13,427)	232,811	735

Class C Shares
Proceeds from shares issued	56,014	130,000	–	672,910
Proceeds of shares issued in connection with fund merger	–	–	114,371	–
Dividends reinvested	3,688	2,278	17,449	304
Cost of shares redeemed(a)	(355,875)	(94,335)	(449,962)	(9,321)

Total Class C	(296,173)	37,943	(318,142)	663,893

Class R Shares
Proceeds from shares issued	–	–	215,021	–
Proceeds of shares issued in connection with fund merger	–	–	1,098,312	–
Dividends reinvested	93	108	278	345
Cost of shares redeemed(a)	–	–	(57,592)	–

Total Class R	93	108	1,256,019	345

Institutional Service Class Shares
Proceeds from shares issued	381,000	2,206,195	–	–
Proceeds of shares issued in connection with fund merger	–	–	6,938	–
Dividends reinvested	106,653	157,975	308	388
Cost of shares redeemed(a)	(2,316,823)	(2,108,634)	–	–

Total Institutional Service Class	(1,829,170)	255,536	7,246	388

Institutional Class Shares
Proceeds from shares issued	2,415,016	55,863,369	239,361	3,564,492
Proceeds of shares issued in connection with fund merger	–	–	10,985,000	–
Dividends reinvested	326,914	2,585,481	858,055	1,146,714
Cost of shares redeemed(a)	(58,698,147)	(195,349,716)	(23,382,266)	(5,352,283)

Total Institutional Class	(55,956,217)	(136,900,866)	(11,299,850)	(641,077)

Change in net assets from capital transactions:	$(57,849,596)	$(136,620,706)	$(10,121,916)	$24,284

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

42

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

SHARE TRANSACTIONS:
Class A Shares
Issued	39,806	1,158	20,968	203
Issued in connection with fund merger	–	–	4,393	–
Reinvested	798	976	36	42
Redeemed	(19,199)	(3,540)	(1,157)	(171)

Total Class A Shares	21,405	(1,406)	24,240	74

Class C Shares
Issued	5,903	13,046	–	74,198
Issued in connection with fund merger	–	–	12,044	–
Reinvested	393	232	2,095	34
Redeemed	(37,085)	(9,540)	(48,062)	(1,078)

Total Class C Shares	(30,789)	3,738	(33,923)	73,154

Class R Shares
Issued	–	–	22,022	–
Issued in connection with fund merger	–	–	136,435	–
Reinvested	10	10	34	38
Redeemed	–	–	(5,912)	–

Total Class R Shares	10	10	152,579	38

Institutional Service Class Shares
Issued	38,233	221,151	–	–
Issued in connection with fund merger	–	–	886	–
Reinvested	11,227	15,973	38	43
Redeemed	(236,302)	(214,232)	–	–

Total Institutional Service Class Shares	(186,842)	22,892	924	43

Institutional Class Shares
Issued	247,614	5,575,054	25,251	403,185
Issued in connection with fund merger	–	–	1,023,421	–
Reinvested	34,340	261,424	103,255	127,086
Redeemed	(6,049,506)	(20,286,804)	(2,555,245)	(604,220)

Total Institutional Class Shares	(5,767,552)	(14,450,326)	(1,403,318)	(73,949)

Total change in shares:	(5,963,768)	(14,425,092)	(1,259,498)	(640)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

43

Statements of Changes in Net Assets (continued)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$196,737	$424,958	$2,974,918	$3,198,764
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	344,446	(1,666,221)	38,085	(207,822)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	578,921	1,245	(748,133)	(1,335,081)

Changes in net assets resulting from operations	1,120,104	(1,240,018)	2,264,870	1,655,861

Distributions to Shareholders From:
Net investment income:
Class A	(2,781)	(11,375)	(305,772)	(288,498)
Class C	(551)	(3,078)	(15,726)	(13,999)
Class R	–	–	(289)	(294)
Institutional Service Class	(40,809)	(158,896)	(736)	(578)
Institutional Class	(5,182)	(26,118)	(2,643,402)	(2,867,751)
Net realized gains:
Class A	–	–	–	(31,102)
Class C	–	–	–	(1,976)
Class R	–	–	–	(34)
Institutional Service Class	–	–	–	(56)
Institutional Class	–	–	–	(290,135)
Tax return of capital:
Class A	–	–	(1,002)	(2,701)
Class C	–	–	(68)	(171)
Class R	–	–	(1)	(3)
Institutional Service Class	–	–	(2)	(5)
Institutional Class	–	–	(7,922)	(24,764)

Change in net assets from shareholder distributions	(49,323)	(199,467)	(2,974,920)	(3,522,067)

Common Stock Transactions:
Change in net assets from capital transactions	(579,023)	(4,305,552)	(1,442,082)	(4,988,346)

Change in net assets	491,758	(5,745,037)	(2,152,132)	(6,854,552)

Net Assets:
Beginning of year	15,257,103	21,002,140	93,118,914	99,973,466

End of year	$15,748,861	$15,257,103	$90,966,782	$93,118,914

Accumulated net investment income/(loss) at end of year	$(58,636)	$(26,429)	$(9,349)	$(18,342)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

44

Statements of Changes in Net Assets (continued)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,153,055	$96,008	$4,280,512	$1,527,840
Dividends reinvested	2,151	8,304	228,631	244,174
Cost of shares redeemed(a)	(221,735)	(379,939)	(2,703,863)	(1,897,534)

Total Class A	933,471	(275,627)	1,805,280	(125,520)

Class C Shares
Proceeds from shares issued	321,590	4,586	484,388	604,777
Dividends reinvested	518	2,886	12,550	11,062
Cost of shares redeemed(a)	(190,410)	(106,663)	(515,847)	(370,995)

Total Class C	131,698	(99,191)	(18,909)	244,844

Class R Shares
Dividends reinvested	–	–	291	333

Total Class R	–	–	291	333

Institutional Service Class Shares
Proceeds from shares issued	649,399	2,140,657	10,061	–
Dividends reinvested	39,375	153,422	738	644
Cost of shares redeemed(a)	(3,372,599)	(5,096,813)	(15)	(15)

Total Institutional Service Class	(2,683,825)	(2,802,734)	10,784	629

Institutional Class Shares
Proceeds from shares issued	1,639,260	297,735	1,472,091	921,676
Dividends reinvested	5,179	26,109	1,973,683	2,414,223
Cost of shares redeemed(a)	(604,806)	(1,451,844)	(6,685,302)	(8,444,531)

Total Institutional Class	1,039,633	(1,128,000)	(3,239,528)	(5,108,632)

Change in net assets from capital transactions:	$(579,023)	$(4,305,552)	$(1,442,082)	$(4,988,346)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Annual Report

45

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

SHARE TRANSACTIONS:
Class A Shares
Issued	114,100	9,806	419,435	148,282
Reinvested	233	853	22,384	23,786
Redeemed	(23,113)	(39,780)	(264,292)	(184,867)

Total Class A Shares	91,220	(29,121)	177,527	(12,799)

Class C Shares
Issued	32,470	481	47,491	59,395
Reinvested	57	298	1,231	1,080
Redeemed	(19,242)	(11,369)	(50,729)	(36,217)

Total Class C Shares	13,285	(10,590)	(2,007)	24,258

Class R Shares
Reinvested	–	–	29	32

Total Class R Shares	–	–	29	32

Institutional Service Class Shares
Issued	65,888	219,035	982	–
Reinvested	4,252	15,752	72	63
Redeemed	(353,276)	(532,422)	(1)	(2)

Total Institutional Service Class Shares	(283,136)	(297,635)	1,053	61

Institutional Class Shares
Issued	162,450	30,652	143,745	89,700
Reinvested	557	2,675	193,056	234,881
Redeemed	(61,379)	(151,061)	(653,558)	(823,655)

Total Institutional Class Shares	101,628	(117,734)	(316,757)	(499,074)

Total change in shares:	(77,003)	(455,080)	(140,155)	(487,522)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

46

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$9.75	$0.41	$0.14	$0.55	$–	$–	$(0.10)	$(0.10)	$–	$10.20
Year Ended October 31, 2015	10.19	0.39	(0.71)	(0.32)	(0.04)	–	(0.08)	(0.12)	–	9.75
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	–	(0.47)	–	10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	–	(0.32)	–	10.43
Period Ended October 31, 2012(i)	10.92	0.23	0.29	0.52	(0.18)	–	–	(0.18)	–	11.26
Class C Shares
Year Ended October 31, 2016	9.62	0.32	0.14	0.46	–	–	(0.08)	(0.08)	–	10.00
Year Ended October 31, 2015	10.10	0.31	(0.71)	(0.40)	–	–	(0.08)	(0.08)	–	9.62
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	–	(0.44)	–	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	–	(0.27)	–	10.37
Period Ended October 31, 2012(i)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Year Ended October 31, 2016	9.71	0.38	0.14	0.52	–	–	(0.09)	(0.09)	–	10.14
Year Ended October 31, 2015	10.16	0.36	(0.70)	(0.34)	(0.03)	–	(0.08)	(0.11)	–	9.71
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	–	(0.47)	–	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	–	(0.30)	–	10.42
Period Ended October 31, 2012(i)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Year Ended October 31, 2016	9.74	0.41	0.15	0.56	–	–	(0.10)	(0.10)	–	10.20
Year Ended October 31, 2015	10.20	0.39	(0.72)	(0.33)	(0.05)	–	(0.08)	(0.13)	–	9.74
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	–	(0.48)	–	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	–	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Institutional Class Shares
Year Ended October 31, 2016	9.76	0.42	0.16	0.58	–	–	(0.10)	(0.10)	–	10.24
Year Ended October 31, 2015	10.22	0.40	(0.70)	(0.30)	(0.08)	–	(0.08)	(0.16)	–	9.76
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	–	(0.49)	–	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	–	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

48

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)(f)

5.67%		$1,029	0.97	%(g)	4.12%	1.40	%(g)	96.06%
(3.16%)		774	0.96	%(h)	3.91%	1.09	%(h)	93.16%
2.41%		824	0.95%		3.52%	1.05%		57.03%
(4.64%)		1,807	0.95%		3.18%	1.03%		77.93%
4.87%		1,275	0.92%		3.14%	0.99%		62.96%

4.88%		322	1.71	%(g)	3.34%	2.17	%(g)	96.06%
(3.97	%)(j)	606	1.71	%(h)	3.19%	1.84	%(h)	93.16%
1.76	%(j)	598	1.70%		2.77%	1.80%		57.03%
(5.46	%)(j)	637	1.70%		2.39%	1.78%		77.93%
4.44%		393	1.67%		2.31%	1.74%		62.96%

5.44%		10	1.20	%(g)	3.85%	1.63	%(g)	96.06%
(3.40%)		10	1.20	%(h)	3.69%	1.33	%(h)	93.16%
2.14%		10	1.20%		3.25%	1.31%		57.03%
(5.04%)		10	1.20%		2.84%	1.28%		77.93%
4.76%		11	1.17%		2.97%	1.24%		62.96%

5.78%		9,709	0.88	%(g)	4.17%	1.31	%(g)	96.06%
(3.21%)		11,087	0.96	%(h)	3.92%	1.09	%(h)	93.16%
2.54	%(j)	11,377	0.94%		3.52%	1.04%		57.03%
(4.74%)		11,083	0.95%		3.09%	1.03%		77.93%
6.93%		12,449	0.93%		3.21%	0.97%		62.96%

6.02%		18,483	0.71	%(g)	4.29%	1.18	%(g)	96.06%
(2.99%)		73,900	0.70	%(h)	3.99%	0.83	%(h)	93.16%
2.72%		224,989	0.70%		3.77%	0.80%		57.03%
(4.40	%)(j)	232,639	0.70%		3.27%	0.78%		77.93%
7.07	%(j)	467,668	0.69%		3.46%	0.72%		62.96%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01%
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Annual Report

49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund*

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$8.77	$0.57	$0.65	$1.22	$(0.22)	$(0.04)	$(0.26)	$9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	–	(0.34)	8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	–	(0.34)	9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	–	(0.22)	9.54
Class C Shares
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	–	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	–	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	–	(0.15)	9.53
Class R Shares
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	–	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	–	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	–	(0.20)	9.54
Institutional Service Class Shares
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	–	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	–	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	–	(0.24)	9.55
Institutional Class Shares
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	–	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	–	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	–	(0.24)	9.54

*	The Fund commenced operations on November 1, 2012.
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

50

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Portfolio Turnover (d)

14.45	%(e)	$247	1.20	%(f)	5.88%	1.79	%(f)	103.26%
(6.41%)		10	1.17	%(f)	5.39%	1.65	%(f)	64.60%
5.64%		10	1.15%		4.35%	1.85%		60.31%
(2.43%)		10	1.15%		3.58%	2.57%		55.26%

13.62	%(e)	390	1.90	%(f)	6.39%	2.53	%(f)	103.26%
(6.98%)		650	1.90	%(f)	4.29%	2.38	%(f)	64.60%
4.83	%(g)	10	1.89%		3.60%	2.60%		60.31%
(3.20	%)(g)	10	1.90%		2.83%	3.32%		55.26%

14.22	%(e)	1,493	1.40	%(f)	5.04%	1.99	%(f)	103.26%
(6.60%)		10	1.40	%(f)	5.09%	1.88	%(f)	64.60%
5.37%		10	1.40%		4.10%	2.10%		60.31%
(2.66%)		10	1.40%		3.34%	2.82%		55.26%

14.76	%(e)	20	0.90	%(f)	7.01%	1.49	%(f)	103.26%
(6.22	%)(g)	10	0.90	%(f)	5.62%	1.38	%(f)	64.60%
5.80	%(g)	10	0.90%		4.60%	1.60%		60.31%
(2.11	%)(g)	10	0.90%		3.83%	2.32%		55.26%

14.78	%(e)	16,825	0.90	%(f)	7.37%	1.49	%(f)	103.26%
(6.23%)		27,471	0.90	%(f)	5.71%	1.38	%(f)	64.60%
5.91%		31,173	0.90%		4.79%	1.60%		60.31%
(2.21%)		9,742	0.90%		3.81%	2.32%		55.26%

(e)	Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate (Note 10). If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares, and 14.31% for Institutional Class Shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Annual Report

51

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$9.41	$0.13	(e)	$0.67	$0.80	$(0.03)	$(0.03)	$10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	(0.09)	9.41
Year Ended October 31, 2014	10.37	0.24		(0.23)	0.01	(0.26)	(0.26)	10.12
Year Ended October 31, 2013	10.61	0.14		(0.38)	(0.24)	–	–	10.37
Year Ended October 31, 2012	10.50	0.17		0.19	0.36	(0.25)	(0.25)	10.61
Class C Shares
Year Ended October 31, 2016	9.30	0.05	(e)	0.68	0.73	(0.02)	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	(0.08)	9.30
Year Ended October 31, 2014	10.23	0.16		(0.23)	(0.07)	(0.09)	(0.09)	10.07
Year Ended October 31, 2013	10.55	0.06		(0.38)	(0.32)	–	–	10.23
Year Ended October 31, 2012	10.44	0.09		0.21	0.30	(0.19)	(0.19)	10.55
Institutional Service Class Shares
Year Ended October 31, 2016	9.42	0.14	(e)	0.68	0.82	(0.03)	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	(0.09)	9.42
Year Ended October 31, 2014	10.39	0.25		(0.24)	0.01	(0.28)	(0.28)	10.12
Year Ended October 31, 2013	10.62	0.15		(0.38)	(0.23)	–	–	10.39
Year Ended October 31, 2012	10.51	0.18		0.19	0.37	(0.26)	(0.26)	10.62
Institutional Class Shares
Year Ended October 31, 2016	9.46	0.16	(e)	0.68	0.84	(0.04)	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	(0.10)	9.46
Year Ended October 31, 2014	10.43	0.27		(0.24)	0.03	(0.31)	(0.31)	10.15
Year Ended October 31, 2013	10.64	0.17		(0.38)	(0.21)	–	–	10.43
Year Ended October 31, 2012	10.52	0.17		0.23	0.40	(0.28)	(0.28)	10.64

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

52

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Portfolio Turnover (d)

8.55	%(e)	$1,824	1.13	%(f)	1.38	%(e)	2.34	%(f)	219.22%
(6.13	%)(g)	826	1.11%		2.26%		2.06%		173.93%
0.05	%(g)	1,183	1.10%		2.27%		1.71%		183.14%
(2.26%)		1,888	1.16%		1.32%		1.64%		208.61%
3.56%		2,781	1.21%		1.61%		1.51%		135.98%

7.87	%(e)	403	1.85	%(f)	0.52	%(e)	3.15	%(f)	219.22%
(6.86%)		251	1.85%		1.51%		2.80%		173.93%
(0.70%)		378	1.85%		1.54%		2.46%		183.14%
(3.03%)		518	1.89%		0.59%		2.37%		208.61%
2.90%		967	1.95%		0.86%		2.25%		135.98%

8.76	%(e)	10,940	1.01	%(f)	1.43	%(e)	2.22	%(f)	219.22%
(6.02%)		12,761	1.03%		2.33%		1.98%		173.93%
0.07%		16,724	1.01%		2.39%		1.62%		183.14%
(2.17%)		19,547	1.05%		1.44%		1.53%		208.61%
3.64%		25,168	1.13%		1.69%		1.42%		135.98%

8.87	%(e)	2,583	0.85	%(f)	1.61	%(e)	2.12	%(f)	219.22%
(5.88%)		1,419	0.85%		2.56%		1.80%		173.93%
0.25%		2,717	0.85%		2.63%		1.46%		183.14%
(1.97%)		1,556	0.87%		1.65%		1.37%		208.61%
3.93%		850	0.95%		1.68%		1.25%		135.98%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.
(f)	Interest expense is less than 0.001%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Annual Report

53

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2016	$10.19	$0.30	$(0.08)	$0.22	$(0.30)	$–	$–	$(0.30)	$10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	–	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	–	(0.47)	10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	–	(0.41)	10.24
Year Ended October 31, 2012	10.32	0.34	0.55	0.89	(0.34)	(0.01)	–	(0.35)	10.86
Class C Shares
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–	–	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	–	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	–	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	–	(0.33)	10.23
Year Ended October 31, 2012	10.31	0.26	0.55	0.81	(0.26)	(0.01)	–	(0.27)	10.85
Class R Shares
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	–	–	(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	–	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	–	(0.45)	10.40
Period Ended October 31, 2013(g)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	–	(0.20)	10.25
Institutional Service Class Shares
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	–	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	–	(0.50)	10.40
Period Ended October 31, 2013(g)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	–	(0.23)	10.25
Institutional Class Shares(h)
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	–	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	–	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	–	(0.44)	10.25
Year Ended October 31, 2012	10.33	0.37	0.55	0.92	(0.37)	(0.01)	–	(0.38)	10.87

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2016

54

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)(f)

2.19%	$10,798	0.88%	2.96%	1.03%	10.71%
1.56%	9,073	0.88%	3.09%	1.01%	4.85%
6.12%	9,379	0.87%	3.14%	1.00%	5.58%
(1.93%)	9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%

1.36%	851	1.62%	2.24%	1.82%	10.71%
0.82%	878	1.62%	2.37%	1.75%	4.85%
5.34%	643	1.62%	2.39%	1.75%	5.58%
(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%

1.96%	11	1.12%	2.72%	1.27%	10.71%
1.24%	10	1.12%	2.85%	1.25%	4.85%
5.96%	10	1.12%	2.89%	1.25%	5.58%
(2.53%)	10	1.12%	2.82%	1.27%	6.11%

2.48%	28	0.62%	3.22%	0.77%	10.71%
1.74%	18	0.62%	3.35%	0.75%	4.85%
6.49%	17	0.62%	3.39%	0.75%	5.58%
(2.19%)	10	0.62%	3.32%	0.77%	6.11%

2.47%	79,279	0.62%	3.23%	0.77%	10.71%
1.72%	83,140	0.62%	3.35%	0.75%	4.85%
6.49%	89,924	0.62%	3.38%	0.75%	5.58%
(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%

(e)	Not annualized for periods less than one year.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(h)	Formerly Class D shares.

2016 Annual Report

55

Notes to Financial Statements

October 31, 2016

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2016, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2016, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)*
–	Aberdeen Global Unconstrained Fixed Income Fund (formerly the Aberdeen Global Fixed Income Fund) (the “Global Unconstrained Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)

*	On August 15, 2016, the Emerging Markets Debt Fund acquired the assets and assumed the liabilities of the Aberdeen Emerging Markets Debt Local Currency Fund (the “Emerging Markets Debt Local Currency Fund”). The Emerging Markets Debt Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Emerging Markets Debt Local Currency Fund’s Class A, Class C, Class R, Institutional Service Class and Institutional Class shares were exchanged for Class A, Class C, Class R, Institutional Service Class and Institutional Class shares of the Emerging Markets Debt Fund, respectively.

The following is a summary of the net assets reorganized and net asset value per share issued as of August 15, 2016.

	Shares Issued of the Emerging Markets Debt Fund	Fund Net Assets Reorganized from the Emerging Markets Debt Local Currency Fund	Net Asset Value Per Shares Issued of the Emerging Markets Debt Fund
Class A	4,393	$42,840	$9.75
Class C	12,044	116,997	9.71
Class R	136,435	1,329,234	9.74
Institutional Service Class	886	8,657	9.77
Institutional Class	1,023,421	9,982,250	9.75

The Board of Trustees of the Trust (the “Board”) approved a Plan of Liquidation for the Aberdeen Ultra-Short Duration Bond Fund pursuant to which the Fund was liquidated on August 15, 2016 (the “Liquidation”). Shareholder approval of the Liquidation was not required.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent

Annual Report 2016

56

Notes to Financial Statements (continued)

October 31, 2016

of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller, “odd lot” sizes which may be executed at lower prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under The 1940 Act and has an objective to maintain a $1.00 NAV, which is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser”), concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

2016 Annual Report

57

Notes to Financial Statements (continued)

October 31, 2016

The following is a summary of the inputs used as of October 31, 2016 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1–Quoted Prices ($)	Level 2–Other Significant Observable Inputs ($)	Level 3–Significant Unobservable Inputs ($)	Total
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	13,462,362	–	13,462,362
Government Bonds	–	14,364,814	–	14,364,814
Government Agencies	–	198,309	–	198,309
Short-Term Investment	1,039,337	–	–	1,039,337
Other Financial Instruments
Assets
Futures Contracts	38,657	–	–	38,657
Forward Foreign Currency Exchange Contracts	–	123,073	–	123,073
Liabilities
Futures Contracts	(81,902)	–	–	(81,902)
Forward Foreign Currency Exchange Contracts	–	(274,580)	–	(274,580)

	996,092	27,873,978	–	28,870,070

Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	1,963,086	–	1,963,086
Government Bonds	–	14,442,841	–	14,442,841
Government Agencies	–	2,013,272	–	2,013,272
Short-Term Investment	429,660	–	–	429,660
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	46,324	–	46,324
Liabilities
Forward Foreign Currency Exchange Contracts	–	(41,350)	–	(41,350)

	429,660	18,424,173	–	18,853,833

Global Unconstrained Fixed Income Fund
Investments in Securities
Commercial Mortgage-Backed Securities	–	174,649	–	174,649
Residential Mortgage-Backed Securities	–	64,506	–	64,506
Corporate Bonds	–	11,772,118	–	11,772,118
Government Bonds	–	1,626,836	–	1,626,836
Government Agencies	–	201,788	–	201,788
U.S. Treasuries	–	1,541,308	–	1,541,308
Short-Term Investment	494,794	–	–	494,794

Annual Report 2016

58

Notes to Financial Statements (continued)

October 31, 2016

Investments, at Value	Level 1–Quoted Prices ($)	Level 2–Other Significant Observable Inputs ($)	Level 3–Significant Unobservable Inputs ($)	Total
Global Unconstrained Fixed Income Fund (continued)
Other Financial Instruments
Assets
Futures Contracts	113,031	–	–	113,031
Forward Foreign Currency Exchange Contracts	–	78,719	–	78,719
Interest Rate Swap Agreements	–	51,364	–	51,364
Liabilities
Futures Contracts	(58,078)	–	–	(58,078)
Forward Foreign Currency Exchange Contracts	–	(23,718)	–	(23,718)
Credit Default Swap Contracts	–	(1,419)	–	(1,419)
Interest Rate Swap Agreements	–	(49,875)	–	(49,875)

	549,747	15,436,276	–	15,986,023

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	88,801,226	–	88,801,226
Short-Term Investment	2,741,532	–	–	2,741,532

	2,741,532	88,801,226	–	91,542,758

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each fiscal period. During the fiscal year ended October 31, 2016, there were no transfers between Levels.

For the fiscal year ended October 31, 2016, there were no significant changes to the fair valuation methodologies.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

d.	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

2016 Annual Report

59

Notes to Financial Statements (continued)

October 31, 2016

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

As of fiscal year ended October 31, 2016, the Asia Bond Fund invests in futures to hedge the U.S. interest-rate risk and the Global Unconstrained Fixed Income Fund invests in futures to achieve more efficient portfolio management and to hedge interest-rate risk.

Annual Report 2016

60

Notes to Financial Statements (continued)

October 31, 2016

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the fiscal year ended October 31, 2016, the Global Unconstrained Fixed Income Fund held credit default swaps to hedge the Fund’s exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the fiscal year ended October 31, 2016, the Global Unconstrained Fixed Income Fund held interest rate swaps to hedge interest-rate risk.

2016 Annual Report

61

Notes to Financial Statements (continued)

October 31, 2016

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2016:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts
Variation margin receivable for futures contracts
Credit Risk	Variation margin receivable for centrally cleared swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2016:

		Asset Derivatives
Funds	Total Value at October 31, 2016	Credit Default Swaps (Credit Risk)*	Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Asia Bond Fund	$161,730	–	$–	$123,073	$38,657
Emerging Markets Debt Fund	46,324	–	–	46,324	–
Global Unconstrained Fixed Income Fund	243,114	–	51,364	78,719	113,031

		Liabilities Derivatives
Funds	Total Value at October 31, 2016	Credit Default Swaps (Credit Risk)*	Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Asia Bond Fund	$356,482	$–	$–	$274,580	$81,902
Emerging Markets Debt Fund	41,350	–	–	41,350	–
Global Unconstrained Fixed Income Fund	133,090	1,419	49,875	23,718	58,078

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Annual Report 2016

62

Notes to Financial Statements (continued)

October 31, 2016

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Asia Bond Fund
Forward foreign currency (2)
BNP Paribas	$538	$(538)	$—	$—	$93,040	$(538)	$—	$92,502
Citibank	2,372	—	—	2,372	—	—	—	—
Credit Suisse	36,078	(36,078)	—	—	42,893	(36,078)	—	6,815
Goldman Sachs	4,288	(4,288)	—	—	81,347	(4,288)	—	77,059
Royal Bank of Canada	—	—	—	—	12,272	—	—	12,272
Standard Chartered Bank	79,797	(45,028)	—	34,769	45,028	(45,028)	—	—

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Emerging Markets Debt Fund
Forward foreign currency (2)
Citibank	$36,338	$(7,210)	$—	$29,128	$7,210	$(7,210)	$—	$—
Deutsche Bank	6,979	(1,376)	—	5,603	1,376	(1,376)	—	—
Goldman Sachs	3,007	(3,007)	—	—	22,699	(3,007)	—	19,692
JPMorgan Chase	—	—	—	—	10,065	—	—	10,065

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

2016 Annual Report

63

Notes to Financial Statements (continued)

October 31, 2016

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Global Unconstrained Fixed Income Fund
Forward foreign currency (2)
Barclays Bank	$3,894	$—	$—	$3,894	$—	$—	$—	$—
Citibank	36,774	(252)	—	36,522	252	(252)	—	—
Deutsche Bank	—	—	—	—	2,078	—	—	2,078
Goldman Sachs	8,972	(8,972)	—	—	10,524	(8,972)	—	1,552
JPMorgan Chase	12,978	(7,659)	—	5,319	7,659	(7,659)	—	—
Morgan Stanley	28	(28)	—	—	1,731	(28)	—	1,703
Royal Bank Of Canada	16,073	(1,474)	—	14,599	1,474	(1,474)	—	—

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards and swaps) which are not subject to master netting arrangement across funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2016:

Location on the Statement of Operations Derivative Instrument Risk Type
Credit Risk	Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts
Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on foreign currency transactions
Net change in unrealized appreciation/(depreciation) on foreign currency transactions

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2016:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$(650,374)	$–	$–	$(689,089)	$38,715
Emerging Markets Debt Fund	(232,265)	–	–	(232,265)	–
Global Unconstrained Fixed Income Fund	379,470	(676)	37,356	399,550	(56,760)

Annual Report 2016

64

Notes to Financial Statements (continued)

October 31, 2016

	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$442,918	$–	$–	$458,810	$(15,892)
Emerging Markets Debt Fund	(59,440)	–	–	(59,440)	–
Global Unconstrained Fixed Income Fund	104,700	(1,419)	1,489	60,025	44,605

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2016. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2016.

Fund	Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
Asia Bond Fund	$61,564,139	$(9,833,333)	$–
Emerging Markets Debt Fund	6,891,433	–	–
Global Unconstrained Fixed Income Fund	9,185,445	(535,732)	48,998,439	*

*	Average notional value for the period from September 1, 2016 through October 31, 2016.

e.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund and the Global Unconstrained Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for the Tax-Free Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

2016 Annual Report

65

Notes to Financial Statements (continued)

October 31, 2016

h.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Global Unconstrained Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2017 (for the Global Unconstrained Fixed Income Fund, February 28, 2018) without the approval of the Board. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia Bond Fund	0.70%
Emerging Markets Debt Fund	0.90%
Global Unconstrained Fixed Income Fund	0.85%
Tax-Free Income Fund	0.62%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

Annual Report 2016

66

Notes to Financial Statements (continued)

October 31, 2016

However, no reimbursement will be made for fees waived unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2016, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Fiscal Year 2016 (Expires 10/31/19)	Total*
Asia Bond Fund	$205,651	$290,081	$174,473	$670,205
Emerging Markets Debt Fund	141,808	144,411	134,178	420,397
Global Unconstrained Fixed Income Fund	133,386	173,469	168,405	475,260
Tax-Free Income Fund	134,346	121,485	136,796	392,627

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2016, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Global Unconstrained Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2016 Annual Report

67

Notes to Financial Statements (continued)

October 31, 2016

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). For the fiscal year ended October 31, 2016, AFD retained commissions of $18,788 from front-end sales charges of Class A shares and $66 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% (or a maximum of 0.15% under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2017 (February 28, 2018 for Global Unconstrained Fixed Income Fund)) of the average daily net assets of Class A, Class R and Institutional Service Class shares. The amount of expenses incurred under the terms of the Administrative Services Plan during the fiscal year ended October 31, 2016 was as follows:

Fund	Amount
Asia Bond Fund	$7,435
Emerging Markets Debt Fund	–
Global Unconstrained Fixed Income Fund	6,524
Tax-Free Income Fund	429

Amounts listed as “–” are $0 or round to $0.

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2016, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$34,761,647	$85,233,513
Emerging Markets Debt Fund	21,865,144	38,452,049
Global Unconstrained Fixed Income Fund	25,755,679	26,553,893
Tax-Free Income Fund	9,682,337	10,489,261

5. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

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Notes to Financial Statements (continued)

October 31, 2016

d.	Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

e.	Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

f.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

g.	Derivatives Risk (including Options, Futures, and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

i.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

j.	Foreign Government Securities Risk

Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by a number of political, economic, financial and other factors. A Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

k.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund are unsuccessful.

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Notes to Financial Statements (continued)

October 31, 2016

l.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects a Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitation on repatriation and differing legal standards.

m.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

n.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

o.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

p.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

q.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

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Notes to Financial Statements (continued)

October 31, 2016

r.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

s.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

t.	Non-Diversified Fund Risk

Because Aberdeen Asia Bond Fund and Aberdeen Emerging Markets Debt Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

u.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

v.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

w.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

x.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

y.	Securities Selection Risk

The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

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Notes to Financial Statements (continued)

October 31, 2016

z.	Valuation Risk

The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

As of October 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia Bond Fund	$28,929,889	$479,218	$(344,285)	$134,933
Emerging Markets Debt Fund	19,024,158	367,891	(543,190)	(175,299)
Global Unconstrained Fixed Income Fund	16,074,297	30,079	(228,377)	(198,298)
Tax-Free Income Fund	84,956,114	6,737,757	(151,113)	6,586,644

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$–	$–	$–	$–	$452,279	$452,279
Emerging Markets Debt Fund	770,074	–	770,074	–	119,737	889,811
Global Unconstrained Fixed Income Fund	49,323	–	49,323	–	–	49,323
Tax-Free Income Fund	20,914	–	20,914	2,945,011	8,995	2,974,920

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Taxable Over- distribution	Return of Capital	Total Distributions Paid
Asia Bond Fund	$1,794,506	$–	$1,794,506	$–	$–	$1,882,555	$3,677,061
Emerging Markets Debt Fund	1,169,451	–	1,169,451	–	–	–	1,169,451
Global Unconstrained Fixed Income Fund	199,462	–	199,462	–	5	–	199,467
Tax-Free Income Fund	118,665	231,719	350,384	3,144,039	–	27,644	3,522,067

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Annual Report 2016

72

Notes to Financial Statements (continued)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia Bond Fund	$–	$–	$–	$–	$–	$–	$(73,437)	$66,020	$(5,247,452)	$(5,254,869)
Emerging Markets Debt Fund	–	–	–	–	–	–	(62,874)	(944,445)	(3,591,429)	(4,598,748)
Global Unconstrained Fixed Income Fund	–	190,016	–	–	–	–	–	(201,607)	–	(11,591)
Tax-Free Income Fund	–	–	–	–	–	–	(9,349)	6,586,644	(169,737)	6,407,558

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2016, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Fund	Amount	Expires
Asia Bond Fund	$3,840,364	Unlimited (Short-Term)
Asia Bond Fund	1,407,088	Unlimited (Long-Term)
Emerging Markets Debt Fund	785,485	Unlimited (Short-Term)
Emerging Markets Debt Fund	2,805,944	Unlimited (Long-Term)
Tax-Free Income Fund	169,737	Unlimited (Long-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss), paydowns, ordinary losses, distribution re-designation, distributions in excess of current earnings, capital gain tax, swap gain/(loss) and net operating losses. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia Bond Fund	$(805,557)	$(1,725,552)	$2,531,109
Emerging Markets Debt Fund	1,668,141	(1,395,597)	(272,544)
Global Unconstrained Fixed Income Fund	–	(179,621)	179,621
Tax-Free Income Fund	–	–	–

2016 Annual Report

73

Notes to Financial Statements (continued)

October 31, 2016

8. Significant Shareholders

As of October 31, 2016, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	81.7%	5
Emerging Markets Debt Fund	92.2	4
Global Unconstrained Fixed Income Fund	57.8	4
Tax-Free Income Fund	–	–

Amounts listed as “–” are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, effective August 12, 2016, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.22% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. During the period November 1, 2015 to August 11, 2016, the commitment fee rate was 0.18%, per annum. For each Fund that borrowed under the Credit Facility during the fiscal year, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia Bond Fund	$1,866,208	1.5%	26
Emerging Markets Debt Fund	751,619	1.6%	8
Global Unconstrained Fixed Income Fund	150,000	1.6%	1

10. Fund Reorganization

Effective August 15, 2016, the Emerging Markets Debt Fund acquired all of the assets and assumed all of the liabilities of the Emerging Markets Debt Local Currency Fund. The acquisition was accomplished by a tax-free exchange as follows:

1,457,186 shares of the Emerging Markets Debt Local Currency Fund, fair valued at $11,479,980 for 1,177,180 shares of the Emerging Markets Debt Fund.

The investment portfolio and cash of the Emerging Markets Debt Local Currency Fund with a fair value of $11,479,980 were the principal assets acquired by the Emerging Markets Debt Fund. For financial reporting purposes, assets received and shares issued by the Emerging Markets Debt Fund were recorded at value; however, the cost basis of the investments received from the Emerging Markets Debt Local Currency Fund was carried forward to align ongoing reporting of the Emerging Market Debt Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Emerging Market Debt Fund acquired capital loss carryovers of $1,839,338 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Emerging Markets Debt Local Currency Fund were $11,479,980.

Assuming that the Emerging Markets Debt Fund reorganization had been completed on November 1, 2015, the pro forma results of operations for the year ended October 31, 2016 are as follows:

Net investment income	$2,285,931
Net realized and unrealized loss from investments	(1,102,222)
Net increase in net assets resulting from operations	1,183,709

Annual Report 2016

74

Notes to Financial Statements (concluded)

October 31, 2016

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Emerging Markets Debt Local Currency Fund that have been reflected in the statements of operations since August 15, 2016 for the Emerging Markets Debt Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Emerging Markets Debt Local Currency Fund	Emerging Markets Debt Fund	Emerging Markets Debt Fund
Net Assets:
Class A/Class A	$42,840	$53,173	$96,014
Class C/Class C	116,997	367,693	484,690
Class R/Class R	1,329,234	10,968	1,340,208
Institutional Service Class/ Institutional Service Class	8,657	11,177	19,834
Institutional Class/ Institutional Class	9,982,250	6,917,995	16,900,241
Shares Outstanding:
Class A/Class A	5,472	5,453	9,847
Class C/Class C	15,250	37,852	49,896
Class R/Class R	171,776	1,126	137,560
Institutional Service Class/ Institutional Service Class	1,096	1,144	2,031
Institutional Class/ Institutional Class	1,263,591	709,264	1,732,685
Net Asset Value per Share:
Class A/Class A	$7.83	$9.75	$9.75
Class C/Class C	7.67	9.71	9.71
Class R/Class R	7.74	9.74	9.74
Institutional Service Class/ Institutional Service Class	7.90	9.77	9.77
Institutional Class/ Institutional Class	7.90	9.75	9.75
Net unrealized appreciation/(depreciation)	(719,124)	212,572	(506,552)
Accumulated net realized gain/(loss)	(1,333,801)	(1,635,568)	(2,969,369)

Subsequent to the effective date of the reorganization, the Adviser agreed to reimburse the Emerging Markets Debt Fund $65,833 related to transaction costs from the rebalancing of the investment portfolios.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2016.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Global Unconstrained Fixed Income Fund (formerly Aberdeen Global Fixed Income Fund), and Aberdeen Tax-Free Income Fund, four of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2016, the results of their operations, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2016

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76

Other Tax Information (Unaudited)

For the period ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2016. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2016) was as follows:

Fund	Foreign Tax
Asia Bond Fund	$0.0620

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77

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2016 and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2016	Actual Ending Account Value, October 31, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia Bond Fund	Class A	$1,000.00	$1,018.00	$1,020.26	$4.92	$4.93	0.97%
	Class C	1,000.00	1,014.20	1,016.54	8.66	8.67	1.71%
	Class R	1,000.00	1,017.10	1,019.10	6.08	6.09	1.20%
	Institutional Service Class	1,000.00	1,019.00	1,020.86	4.31	4.32	0.85%
	Institutional Class	1,000.00	1,020.90	1,021.62	3.56	3.56	0.70%
Emerging Markets Debt Fund	Class A	1,000.00	1,084.70	1,019.10	6.29	6.09	1.20%
	Class C	1,000.00	1,080.40	1,015.53	9.99	9.68	1.91%
	Class R	1,000.00	1,083.60	1,018.10	7.33	7.10	1.40%
	Institutional Service Class	1,000.00	1,085.80	1,020.61	4.72	4.57	0.90%
	Institutional Class	1,000.00	1,085.80	1,016.99	8.49	8.21	1.62%
Global Unconstrained Fixed Income Fund	Class A	1,000.00	1,026.30	1,019.41	5.81	5.79	1.14%
	Class C	1,000.00	1,022.60	1,015.84	9.41	9.37	1.85%
	Institutional Service Class	1,000.00	1,027.30	1,020.26	4.94	4.93	0.97%
	Institutional Class	1,000.00	1,027.10	1,020.86	4.33	4.32	0.85%
Tax-Free Income Fund	Class A	1,000.00	1,002.50	1,020.71	4.43	4.47	0.88%
	Class C	1,000.00	997.80	1,016.99	8.14	8.21	1.62%
	Class R	1,000.00	1,001.20	1,019.51	5.63	5.69	1.12%
	Institutional Service Class	1,000.00	1,003.90	1,022.02	3.12	3.15	0.62%
	Institutional Class	1,000.00	1,003.80	1,022.02	3.12	3.15	0.62%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

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Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 15, 2016, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Global Unconstrained Fixed Income Fund (formerly Aberdeen Global Fixed Income Fund) and Aberdeen Tax- Free Income Fund, (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds, to the extent applicable) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management

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Supplemental Information (Unaudited) (continued)

processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI out of its advisory fee, not by the Funds. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and considered that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the

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Supplemental Information (Unaudited) (concluded)

costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fees, were reasonable and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

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81

Management of the Funds (Unaudited)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 act) of the trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board

Mr. Malone is, by profession, a solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of US company Rejuvenan llc (wellbeing services). He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.

			23	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Corp. and Chair of Chorus Aviation Inc. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	20	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	22	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter has been the Chief Financial and Administrative Officer of The Colorado Health Foundation since 2013, and was the Interim Chief Executive Officer of The Colorado Health Foundation from 2014 to 2015. Previously, he was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011. Mr. Porter serves on the boards of Aberdeen Singapore Fund, Inc. and Aberdeen Japan Equity Fund, Inc.	21	Director, CenturyLink Asset Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

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82

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. Mr. Rappaport serves on the boards of Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc. and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	24	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron AMI International Asset Management (formerly, Toron Investment Management) (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	22	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011 and a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010.	23	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	20	None.

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83

Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are Interested Persons (as defined in the 1940 Act) of the Trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	24	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of [19] portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

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Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Director for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Director, Vice President and Head of Compliance–Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

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Management of the Funds (Unaudited) (continued)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product–US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Russell Barlow Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1974	Vice President (Since October 2015)	Currently, Head of Hedge Funds, based in Aberdeen’s London office, chairman of the Hedge Fund Investment Committee, Deputy Chair of the Pan Alternatives Investment Committee and responsible for co-mingled Hedge Fund portfolios. Mr. Barlow joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team.

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86

Management of the Funds (Unaudited) (concluded)

As of October 31, 2016

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

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87

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

John T. Sheehy

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an independent” Trustee as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2016	$561,500	$33,000	$180,000	$—
October 31, 2015	$593,000	$16,000	$172,500	$—

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2016 and October 31, 2015 were $1,049,768 and $365,753, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 6, 2017

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer
Aberdeen Funds

Date: January 6, 2017